SCHWAB

EQUITY INDEX FUNDS



     April 30, 2002

     SEMIANNUAL REPORT

     SCHWAB S&P 500 FUND


     SCHWAB 1000 FUND(R)


     SCHWAB SMALL-CAP INDEX FUND(R)


     SCHWAB TOTAL STOCK MARKET INDEX FUND(R)


     SCHWAB INTERNATIONAL INDEX FUND(R)




                                                           [CHARLES SCHWAB LOGO]

[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,

During these six months, investor confidence was tested by concerns about corporate accounting practices and economic weakness. While many investors remain nervous, there's nothing here that challenges the belief that the best way to create wealth is by participating in the financial markets.

The historical record is very clear. You're usually better off in the market than out of it. If you're waiting to find that perfect entry point, you're actually taking one of the biggest risks of all: the risk of losing out on higher long-term returns. Maintaining a diversified portfolio and staying in the market are still the best strategies for reaching your financial goals.

By investing in SchwabFunds,(R) you have already taken an important step in building a portfolio that can help you achieve your financial goals. On behalf of all of us at SchwabFunds, thank you for the trust that you have placed in us.


Sincerely,

/s/ Charles Schwab
------------------
Charles Schwab


SCHWAB
EQUITY INDEX FUNDS


SEMIANNUAL REPORT
November 1, 2001 - April 30, 2002

  1  Market Overview

  5  Schwab S&P 500 Fund

 23  Schwab 1000 Fund(R)

 46  Schwab Small-Cap Index Fund(R)

 71  Schwab Total Stock Market Index Fund(R)

123  Schwab International Index Fund(R)

138  Financial Notes

     --------------------------------------------------------------

142  HOW TO READ THIS REPORT

     An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW


SHORT RECESSION GIVES WAY TO A LUKEWARM ECONOMIC RECOVERY.

[PHOTO OF WAREHOUSE]

The six months covered by this report saw the U.S. economy showing definite signs of improvement after the brief and mild recession that began in March 2001. However, by the end of the report period the recovery was still relatively tepid, with few economic measures appearing healthy and others still not showing clear signs of improvement.

On the positive side, Gross Domestic Product (GDP), after surprising many economists with a positive fourth quarter 2001, grew at an annualized rate of 5.6% during Q1 2002 (see chart, page 2). In March, consumer confidence posted its largest one-month gain since 1991 but then faltered slightly in April. Also in April, the Institute for Supply Management reported growth in both the manufacturing and non-manufacturing segments of the economy.

However, business investment continued to be lethargic. Orders for durable goods fell 0.6% in March, led by continued weakness in telecom installations and office building construction. After five straight quarters of decline, business spending on equipment and software was flat, potentially indicating a bottom but not yet a return to growth. Much of the GDP growth can be traced to businesses rebuilding

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes (as represented by indices) during the report period.

[LINE GRAPH]

               Lehman                     Russell 2000
             Aggregate      MSCI EAFE      Small-Cap        S&P 500      3 Month
             Bond Index       Index          Index           Index       T-Bill
             ----------     ---------     ------------      -------      -------
02-Nov-01      -0.42           1.16           1.15            2.59         0.02
09-Nov-01       0.04           3.32           2.35            5.72          0.1
16-Nov-01      -2.01              4           5.48            7.45         0.11
23-Nov-01      -2.34           3.56           7.15            8.55         0.14
30-Nov-01      -1.38           3.75           7.74            7.67         0.21
07-Dec-01      -2.84           5.35          12.55            9.46         0.26
14-Dec-01      -2.82           1.51          10.27            6.13         0.28
21-Dec-01      -2.39           1.92          13.26            8.19         0.32
28-Dec-01      -2.45           3.89          15.58            9.71         0.35
04-Jan-02      -2.24           6.08          16.91           10.93         0.39
11-Jan-02      -0.76           2.99          14.75            8.38         0.45
18-Jan-02      -0.92           1.06          11.11            6.68         0.47
25-Jan-02      -1.44          -0.04          12.29            7.22         0.48
01-Feb-02      -1.01          -1.19          12.48            6.28         0.51
08-Feb-02      -0.68          -2.59           9.38            3.82         0.55
15-Feb-02      -0.46          -0.15          10.02            4.58         0.58
22-Feb-02      -0.27          -2.28           9.07            3.22         0.61
01-Mar-02      -0.66           0.89          12.21            7.36         0.64
08-Mar-02      -1.79            6.7          17.29           10.43         0.67
15-Mar-02      -1.98           6.54          17.15           10.61         0.69
22-Mar-02      -2.07           5.23          17.93            8.95         0.73
29-Mar-02       -1.9           4.95          18.95            8.92         0.78
05-Apr-02      -0.93           4.94          16.93            6.58         0.82
12-Apr-02      -0.69           3.11          21.11            5.47         0.86
19-Apr-02      -0.46           6.42          21.58            6.81         0.89
26-Apr-02       0.09           5.41          17.86            2.17         0.92

S&P 500(R) INDEX: measures U.S. large-cap stocks

RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

-------------------------------------------------------------------------------
Although unemployment rose during most of the report period, it is still not high by historical standards.
-------------------------------------------------------------------------------

MARKET OVERVIEW Continued


inventories. However, inventory activity is likely to slow--especially since consumer confidence, after its big March increase, fell again in April as consumers became wary of rising energy prices and tensions in the Mideast.

UNEMPLOYMENT REACHES SEVEN AND A HALF-YEAR HIGH, BUT PACE OF INCREASE SLOWS.

[PHOTO OF MAN]

After reaching new lows in 2000, the U.S. unemployment rate began rising rapidly in 2001. By the end of December 2001 it was at 5.8%, the highest level in over six years. After dropping a bit in January and February 2002, unemployment rose again in March and April, reaching its highest level since August, 1994. The rise in the unemployment rate has slowed so far in 2002, but continuing claims reached a 20-year high. Until the effects of the economic recovery reach the job market, further increases in unemployment may occur. Meanwhile, inflation remained low, in part because employers have enjoyed extremely strong worker productivity, which has helped stabilize labor costs and consumer prices.

ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH
Annualized growth rate for each quarter shown

Growth of 1.7% in Q4 2001 pleasantly surprised many, as did Q1 2002 growth of 5.6%.

[BAR CHART]

Q2 1992         3.8
Q3 1992         3.1
Q4 1992         5.4
Q1 1993        -0.1
Q2 1993         2.5
Q3 1993         1.8
Q4 1993         6.2
Q1 1994         3.4
Q2 1994         5.7
Q3 1994         2.2
Q4 1994           5
Q1 1995         1.5
Q2 1995         0.8
Q3 1995         3.1
Q4 1995         3.2
Q1 1996         2.9
Q2 1996         6.8
Q3 1996           2
Q4 1996         4.6
Q1 1997         4.4
Q2 1997         5.9
Q3 1997         4.2
Q4 1997         2.8
Q1 1998         6.1
Q2 1998         2.2
Q3 1998         4.1
Q4 1998         6.7
Q1 1999         3.1
Q2 1999         1.7
Q3 1999         4.7
Q4 1999         8.3
Q1 2000         2.3
Q2 2000         5.7
Q3 2000         1.3
Q4 2000         1.9
Q1 2001         1.3
Q2 2001         0.3
Q3 2001        -1.3
Q4 2001         1.7
Q1 2002         5.6

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see an increase in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

     ---------------------------------------------------------------------
     Inflation doesn't appear to be a problem for now. But convincing evidence of an economic revival could lead to interest rate increases.
     ---------------------------------------------------------------------


SLIM GAINS FOR LARGE-CAP STOCKS; SMALL-CAPS, INTERNATIONAL DO WELL.

[PHOTO OF ASSEMBLY LINE]

Signs that an economic recovery was in sight, continued low interest rates, and some positive Q1 2002 earnings surprises were not enough to significantly increase stock prices of large-size U.S. companies (see chart, page 1). One reason appears to have been the high prices of these stocks compared to earnings. Companies have worked to improve earnings by trimming costs, but any sustained earnings improvement will likely come only with stronger demand for goods and services. Lingering concerns over accounting issues, high corporate debt levels, and the excesses of the tech market bubble further undermined investor confidence in large-cap stocks.

In contrast, international stocks performed relatively well for U.S. investors, as gains were amplified by a weakening U.S. dollar. Small-cap companies were a definite bright spot during the period, as investors saw them being less affected by accounting indiscretions and high-valuation concerns. Bonds were flat for the period while Treasuries were slightly positive.

U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

After a decade of declines, unemployment rose sharply, reaching 6.0% in April 2002--over two percentage points above its three-decade low of 3.9% in 2000.

[LINE CHART]

31-Mar-92             7.4
   Apr-92             7.4
   May-92             7.6
   Jun-92             7.8
   Jul-92             7.7
   Aug-92             7.6
   Sep-92             7.6
   Oct-92             7.3
   Nov-92             7.4
   Dec-92             7.4
   Jan-93             7.3
   Feb-93             7.1
   Mar-93               7
   Apr-93             7.1
   May-93             7.1
   Jun-93               7
   Jul-93             6.9
   Aug-93             6.8
   Sep-93             6.7
   Oct-93             6.8
   Nov-93             6.6
   Dec-93             6.5
   Jan-94             6.8
   Feb-94             6.6
   Mar-94             6.5
   Apr-94             6.4
   May-94             6.1
   Jun-94             6.1
   Jul-94             6.3
   Aug-94               6
   Sep-94             5.8
   Oct-94             5.8
   Nov-94             5.6
   Dec-94             5.5
   Jan-95             5.6
   Feb-95             5.4
   Mar-95             5.3
   Apr-95             5.8
   May-95             5.8
   Jun-95             5.6
   Jul-95             5.6
   Aug-95             5.7
   Sep-95             5.6
   Oct-95             5.5
   Nov-95             5.7
   Dec-95             5.6
   Jan-96             5.6
   Feb-96             5.5
   Mar-96             5.6
   Apr-96             5.5
   May-96             5.6
   Jun-96             5.3
   Jul-96             5.5
   Aug-96             5.1
   Sep-96             5.2
   Oct-96             5.2
   Nov-96             5.3
   Dec-96             5.4
   Jan-97             5.3
   Feb-97             5.3
   Mar-97             5.1
   Apr-97               5
   May-97             4.7
   Jun-97               5
   Jul-97             4.7
   Aug-97             4.9
   Sep-97             4.7
   Oct-97             4.7
   Nov-97             4.6
   Dec-97             4.7
   Jan-98             4.5
   Feb-98             4.6
   Mar-98             4.6
   Apr-98             4.3
   May-98             4.3
   Jun-98             4.5
   Jul-98             4.5
   Aug-98             4.5
   Sep-98             4.5
   Oct-98             4.5
   Nov-98             4.4
   Dec-98             4.3
   Jan-99             4.3
   Feb-99             4.4
   Mar-99             4.2
   Apr-99             4.3
   May-99             4.2
   Jun-99             4.3
   Jul-99             4.3
   Aug-99             4.2
   Sep-99             4.2
   Oct-99             4.1
   Nov-99             4.1
   Dec-99             4.1
   Jan-00               4
   Feb-00             4.1
   Mar-00             4.1
   Apr-00             3.9
   May-00             4.1
   Jun-00               4
   Jul-00               4
   Aug-00             4.1
   Sep-00             3.9
   Oct-00             3.9
   Nov-00               4
   Dec-00               4
   Jan-01             4.2
   Feb-01             4.2
   Mar-01             4.3
   Apr-01             4.5
   May-01             4.4
   Jun-01             4.5
   Jul-01             4.5
   Aug-01             4.9
   Sep-01             4.9
   Oct-01             5.4
   Nov-01             5.6
   Dec-01             5.8
   Jan-02             5.6
   Feb-02             5.5
   Mar-02             5.7
30-Apr-02               6

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.

MEASURES OF INFLATION
Annualized figures for the Consumer Price Index
(monthly) and Employment Cost Index (quarterly)

CPI was up 1.6% for the 12 months ended April 30, 2002 (2.5% if food and energy are excluded). ECI rose 3.9% for the 12 months ended March 31, 2002.

[LINE CHART]

                  EMPLOYMENT                                            CONSUMER
                    COST                                                 PRICE
   QTR              INDEX                           DATE                 INDEX
---------         ----------                      ---------             --------
30-Jun-92         3.6                             31-Mar-92             3.2
   Sep-92         3.5                                Apr-92             3.2
   Dec-92         3.5                                May-92               3
   Mar-93         3.5                                Jun-92             3.1
   Jun-93         3.6                                Jul-92             3.2
   Sep-93         3.6                                Aug-92             3.1
   Dec-93         3.5                                Sep-92               3
   Mar-94         3.2                                Oct-92             3.2
   Jun-94         3.2                                Nov-92               3
   Sep-94         3.2                                Dec-92             2.9
   Dec-94           3                                Jan-93             3.3
   Mar-95         2.9                                Feb-93             3.2
   Jun-95         2.9                                Mar-93             3.1
   Sep-95         2.7                                Apr-93             3.2
   Dec-95         2.7                                May-93             3.2
   Mar-96         2.8                                Jun-93               3
   Jun-96         2.9                                Jul-93             2.8
   Sep-96         2.8                                Aug-93             2.8
   Dec-96         2.9                                Sep-93             2.7
   Mar-97         2.9                                Oct-93             2.8
   Jun-97         2.8                                Nov-93             2.7
   Sep-97           3                                Dec-93             2.7
   Dec-97         3.3                                Jan-94             2.5
   Mar-98         3.3                                Feb-94             2.5
   Jun-98         3.5                                Mar-94             2.5
   Sep-98         3.7                                Apr-94             2.4
   Dec-98         3.4                                May-94             2.3
   Mar-99           3                                Jun-94             2.5
   Jun-99         3.2                                Jul-94             2.8
   Sep-99         3.1                                Aug-94             2.9
   Dec-99         3.4                                Sep-94               3
   Mar-00         4.3                                Oct-94             2.6
   Jun-00         4.4                                Nov-94             2.7
   Sep-00         4.3                                Dec-94             2.7
   Dec-00         4.1                                Jan-95             2.8
   Mar-01         4.1                                Feb-95             2.9
   Jun-01         3.9                                Mar-95             2.9
   Sep-01         4.1                                Apr-95             3.1
   Dec-01         4.1                                May-95             3.2
31-Mar-02         3.9                                Jun-95               3
                                                     Jul-95             2.8
                                                     Aug-95             2.6
                                                     Sep-95             2.5
                                                     Oct-95             2.8
                                                     Nov-95             2.6
                                                     Dec-95             2.5
                                                     Jan-96             2.7
                                                     Feb-96             2.7
                                                     Mar-96             2.8
                                                     Apr-96             2.9
                                                     May-96             2.9
                                                     Jun-96             2.8
                                                     Jul-96               3
                                                     Aug-96             2.9
                                                     Sep-96               3
                                                     Oct-96               3
                                                     Nov-96             3.3
                                                     Dec-96             3.3
                                                     Jan-97               3
                                                     Feb-97               3
                                                     Mar-97             2.8
                                                     Apr-97             2.5
                                                     May-97             2.2
                                                     Jun-97             2.3
                                                     Jul-97             2.2
                                                     Aug-97             2.2
                                                     Sep-97             2.2
                                                     Oct-97             2.1
                                                     Nov-97             1.8
                                                     Dec-97             1.7
                                                     Jan-98             1.6
                                                     Feb-98             1.4
                                                     Mar-98             1.4
                                                     Apr-98             1.4
                                                     May-98             1.7
                                                     Jun-98             1.7
                                                     Jul-98             1.7
                                                     Aug-98             1.6
                                                     Sep-98             1.5
                                                     Oct-98             1.5
                                                     Nov-98             1.5
                                                     Dec-98             1.6
                                                     Jan-99             1.7
                                                     Feb-99             1.6
                                                     Mar-99             1.7
                                                     Apr-99             2.3
                                                     May-99             2.1
                                                     Jun-99               2
                                                     Jul-99             2.1
                                                     Aug-99             2.3
                                                     Sep-99             2.6
                                                     Oct-99             2.6
                                                     Nov-99             2.6
                                                     Dec-99             2.7
                                                     Jan-00             2.7
                                                     Feb-00             3.2
                                                     Mar-00             3.7
                                                     Apr-00               3
                                                     May-00             3.1
                                                     Jun-00             3.7
                                                     Jul-00             3.7
                                                     Aug-00             3.4
                                                     Sep-00             3.5
                                                     Oct-00             3.4
                                                     Nov-00             3.4
                                                     Dec-00             3.4
                                                     Jan-01             3.7
                                                     Feb-01             3.5
                                                     Mar-01             2.9
                                                     Apr-01             3.3
                                                     May-01             3.6
                                                     Jun-01             3.2
                                                     Jul-01             2.7
                                                     Aug-01             2.7
                                                     Sep-01             2.6
                                                     Oct-01             2.1
                                                     Nov-01             1.9
                                                     Dec-01             1.6
                                                     Jan-02             1.1
                                                     Feb-02             1.1
                                                     Mar-02             1.5
                                                  30-Apr-02             1.6

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW Continued


LOOKING AHEAD: NEGATIVE FACTORS SEEM UNLIKELY TO DERAIL RECOVERY.

The Federal Reserve (the Fed) now appears likely to keep interest rates low until August, and perhaps longer if the recovery has not gathered sufficient strength by then. As noted earlier, unemployment has shown signs of stabilizing, and the stock market has held its ground in the face of high valuations.

At the same time, we don't expect the recovery to pick up momentum anytime soon. Consumer spending is already strong (atypically, it remained so through most of this past recession), and inventories are already largely back to normal, so further major increases in these areas don't seem likely for now. Looking forward, we see several factors that could weaken or delay the recovery. A falling dollar could make U.S. securities unattractive to foreign investors. Consumer spending may at last falter. The war against terrorism could involve unexpected costs, and threats to world political stability could drive up petroleum prices. Concerns over accounting issues continue to hover over the markets and earnings could be lower as companies adopt more conservative accounting methods. In spite of these issues, however, the overall economic outlook remains positive.

[PHOTO OF PEOPLE AT MALL]

S&P 500(R) PRICE/EARNINGS RATIO (P/E)
Dollar-weighted average P/E for all stocks in the index

The earnings portion of the P/E ratio further deteriorated during the report period. Consequently, the P/E ratio increased rapidly before declining in April to 46.3--significantly above its 30-year average of 17.0.

[LINE GRAPH]

                                    S&P 500
                   S&P 500         P/E Ratio
                  P/E Ratio     30-Year Average
                  ---------     ---------------
31-Mar-92           25.51            16.97
   Apr-92           26.03            16.97
   May-92           25.22            16.97
   Jun-92           25.23            16.97
   Jul-92           26.08            16.97
   Aug-92           24.22            16.97
   Sep-92            24.7            16.97
   Oct-92           24.64            16.97
   Nov-92            23.8            16.97
   Dec-92           24.31            16.97
   Jan-93           24.29            16.97
   Feb-93           24.44            16.97
   Mar-93           23.48            16.97
   Apr-93           22.92            16.97
   May-93           22.96            16.97
   Jun-93            22.9            16.97
   Jul-93           22.91            16.97
   Aug-93           24.21            16.97
   Sep-93           23.77            16.97
   Oct-93           24.04            16.97
   Nov-93           22.52            16.97
   Dec-93           22.95            16.97
   Jan-94           22.98            16.97
   Feb-94           21.17            16.97
   Mar-94           20.34            16.97
   Apr-94            20.1            16.97
   May-94           20.16            16.97
   Jun-94           19.77            16.97
   Jul-94           18.63            16.97
   Aug-94           18.91            16.97
   Sep-94           18.32            16.97
   Oct-94           17.51            16.97
   Nov-94           16.56            16.97
   Dec-94           16.98            16.97
   Jan-95           16.05            16.97
   Feb-95           16.22            16.97
   Mar-95           16.47            16.97
   Apr-95              16            16.97
   May-95           16.45            16.97
   Jun-95           16.77            16.97
   Jul-95           16.61            16.97
   Aug-95           16.18            16.97
   Sep-95           16.85            16.97
   Oct-95           16.18            16.97
   Nov-95           17.86            16.97
   Dec-95           17.41            16.97
   Jan-96           18.29            16.97
   Feb-96           18.57            16.97
   Mar-96           18.94            16.97
   Apr-96           19.16            16.97
   May-96           19.48            16.97
   Jun-96            19.3            16.97
   Jul-96           18.31            16.97
   Aug-96           18.62            16.97
   Sep-96           19.73            16.97
   Oct-96           19.59            16.97
   Nov-96           21.06            16.97
   Dec-96           20.77            16.97
   Jan-97           20.52            16.97
   Feb-97           20.95            16.97
   Mar-97           19.87            16.97
   Apr-97           20.23            16.97
   May-97           21.45            16.97
   Jun-97           22.44            16.97
   Jul-97           23.99            16.97
   Aug-97           22.74            16.97
   Sep-97              24            16.97
   Oct-97           22.84            16.97
   Nov-97           24.12            16.97
   Dec-97           24.53            16.97
   Jan-98           25.03            16.97
   Feb-98           26.49            16.97
   Mar-98           27.98            16.97
   Apr-98           26.69            16.97
   May-98           26.15            16.97
   Jun-98           27.27            16.97
   Jul-98           26.94            16.97
   Aug-98            22.9            16.97
   Sep-98           24.35            16.97
   Oct-98           28.07            16.97
   Nov-98           30.31            16.97
   Dec-98           32.15            16.97
   Jan-99            33.9            16.97
   Feb-99           32.64            16.97
   Mar-99           33.92            16.97
   Apr-99            33.9            16.97
   May-99           32.74            16.97
   Jun-99            34.7            16.97
   Jul-99           31.31            16.97
   Aug-99           31.21            16.97
   Sep-99           30.39            16.97
   Oct-99           30.41            16.97
   Nov-99           30.65            16.97
   Dec-99           32.53            16.97
   Jan-00           29.78            16.97
   Feb-00           28.59            16.97
   Mar-00            31.5            16.97
   Apr-00           29.41            16.97
   May-00           28.82            16.97
   Jun-00           29.31            16.97
   Jul-00           28.94            16.97
   Aug-00           30.35            16.97
   Sep-00           28.64            16.97
   Oct-00            27.5            16.97
   Nov-00           25.42            16.97
   Dec-00           25.39            16.97
   Jan-01           27.96            16.97
   Feb-01           25.32            16.97
   Mar-01            24.1            16.97
   Apr-01           28.14            16.97
   May-01           28.58            16.97
   Jun-01           28.77            16.97
   Jul-01           33.36            16.97
   Aug-01           31.32            16.97
   Sep-01           34.22            16.97
   Oct-01           41.31            16.97
   Nov-01           46.05            16.97
   Dec-01            48.3            16.97
   Jan-02           60.74            16.97
   Feb-02            60.6            16.97
   Mar-02           62.26            16.97
30-Apr-02           46.28            16.97

P/E is stock price divided by earnings per share (for one company or, as here, an entire index). P/E indicates the value that investors have placed on a stock, or group of them. When index P/E is well above its long-term average, it shows high investor confidence about future earnings growth. It also can mean that if confidence wanes, there could be a substantial drop in stock prices.

Data source: Bloomberg L.P.

STOCK MARKETS OF SELECTED COUNTRIES

Four best-performing and four worst-performing countries in the MSCI-EAFE(R) Index during the report period

After a long period of decline, international stocks recovered somewhat during the report period.

[BAR CHART]

Singapore                            31.32
Austria                              26.04
Hong Kong                            25.88
Norway                                20.1
MSCI-EAFE INDEX                       5.53
Portugal                             -3.57
Ireland                              -5.75
Finland                              -13.2
Greece                              -13.32

The MSCI Europe, Australasia and Far East (EAFE) Index includes 19 non-U.S. countries with major stock markets. In any report period, the gap between the best and worst performers may be substantial. Similarly, a country's performance may vary widely from period to period, although it's possible for a country to perform above or below average for an extended time.

Data source: Bloomberg L.P.

         Long-term investors who want to focus on large-cap U.S. stocks or who are looking for performance that is linked to a popular index may want to consider this fund.

SCHWAB
S&P 500 FUND

[PHOTO OF GERI HOM]

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

TICKER SYMBOLS
INVESTOR SHARES     SWPIX
SELECT SHARES(R)    SWPPX
e.SHARES(R)         SWPEX

[GRAPHIC]

                      INVESTMENT STYLE 1
MARKET CAP 1     VALUE       BLEND      GROWTH
LARGE             / /         /X/        / /
MEDIUM            / /         / /        / /
SMALL             / /         / /        / /

THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE S&P 500(R) INDEX. 2

MANAGER'S PERSPECTIVE

A VARIETY OF FACTORS LED TO CONTINUED MARKET UNCERTAINTY DURING THE REPORT PERIOD. These include the ongoing effects of the events of September 11 and tensions in the Middle East. Concerns that stocks may be too highly valued relative to lackluster earnings and worries about accounting irregularities led investors to prefer small- and mid-cap stocks to large-cap stocks, the primary component of the fund's portfolio. Small-cap stocks led the market during the period, with mid-caps also performing well and large-caps posting only modest gains.

CONTINUED STRONG CONSUMER DEMAND LED TO CONSUMER CYCLICALS BEING THE BEST-PERFORMING LARGE-CAP SECTOR. Paced by strong performance in key industries such as home building, retail sales and automobile manufacturing, consumer cyclicals was up 22%. At the opposite end of the scale, communication services continued its downward trend, emerging as the worst-performing sector for the period, down 26%. Major factors were decreased demand and pricing pressures due to intense competition. Accounting and liquidity concerns also played a role.

All share classes of the fund tracked the performance of the S&P 500 Index during the report period.

1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 4/30/02, which may have changed since then, and is not a precise indication of risk or performance--past, present or future.

2 Standard & Poor's,(R) S&P,(R) S&P 500,(R) Standard & Poor's 500(R) and 500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

SCHWAB S&P 500 FUND

PERFORMANCE: INVESTOR SHARES

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund's Investor Shares with the S&P 500(R) Index and the Morningstar Large-Cap Blend Fund category.

[BAR CHART]

                               INVESTOR SHARES 1  S&P 500 INDEX  PEER GROUP AVERAGE 2
                               -----------------  -------------  --------------------
Pre-Tax Total Return 4
      6 MONTHS 3                     2.18%             2.31%            2.50%
      1 YEAR                       (12.86%)          (12.63%)         (13.12%)
      5 YEARS                        7.18%             7.55%            6.45%
      SINCE INCEPTION: 5/1/96        9.86%            10.30%              --

AFTER-TAX RETURNS: 5
  o Pre-Liquidation
      6 MONTHS 3                     1.78%               --               --
      1 YEAR                       (13.20%)              --           (15.21%)
      5 YEARS                        6.79%               --             4.39%
      SINCE INCEPTION: 5/1/96        9.47%               --               --

  o Post-Liquidation
      6 MONTHS 3                     1.34%               --               --
      1 YEAR                        (7.89%)              --               --
      5 YEARS                        5.71%               --               --
      SINCE INCEPTION: 5/1/96        8.02%               --               --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in the S&P 500 Index. 4

[LINE CHART]

                 Investor shares 1     S&P 500 Index
                 -----------------     -------------
01-May-96             $10,000             $10,000
   May-96             $10,250             $10,257
   Jun-96             $10,290             $10,296
   Jul-96              $9,840              $9,841
   Aug-96             $10,040             $10,049
   Sep-96             $10,600             $10,613
   Oct-96             $10,880             $10,906
   Nov-96             $11,690             $11,731
   Dec-96             $11,462             $11,498
   Jan-97             $12,157             $12,216
   Feb-97             $12,248             $12,312
   Mar-97             $11,744             $11,808
   Apr-97             $12,430             $12,511
   May-97             $13,186             $13,272
   Jun-97             $13,760             $13,867
   Jul-97             $14,849             $14,969
   Aug-97             $14,012             $14,131
   Sep-97             $14,778             $14,904
   Oct-97             $14,284             $14,406
   Nov-97             $14,930             $15,073
   Dec-97             $15,184             $15,332
   Jan-98             $15,357             $15,502
   Feb-98             $16,455             $16,620
   Mar-98             $17,289             $17,471
   Apr-98             $17,452             $17,647
   May-98             $17,147             $17,344
   Jun-98             $17,838             $18,048
   Jul-98             $17,645             $17,857
   Aug-98             $15,092             $15,278
   Sep-98             $16,058             $16,257
   Oct-98             $17,340             $17,579
   Nov-98             $18,387             $18,645
   Dec-98             $19,443             $19,718
   Jan-99             $20,253             $20,543
   Feb-99             $19,617             $19,904
   Mar-99             $20,397             $20,700
   Apr-99             $21,176             $21,501
   May-99             $20,663             $20,994
30-Jun-99             $21,812             $22,159
   Jul-99             $21,125             $21,467
   Aug-99             $21,012             $21,360
   Sep-99             $20,428             $20,775
   Oct-99             $21,709             $22,090
   Nov-99             $22,150             $22,539
   Dec-99             $23,448             $23,866
   Jan-00             $22,266             $22,668
   Feb-00             $21,841             $22,239
   Mar-00             $23,967             $24,414
   Apr-00             $23,241             $23,679
   May-00             $22,753             $23,194
   Jun-00             $23,313             $23,767
   Jul-00             $22,940             $23,396
   Aug-00             $24,361             $24,849
   Sep-00             $23,075             $23,537
   Oct-00             $22,971             $23,438
   Nov-00             $21,156             $21,591
   Dec-00             $21,261             $21,697
   Jan-01             $22,014             $22,467
   Feb-01             $19,996             $20,418
   Mar-01             $18,730             $19,124
   Apr-01             $20,174             $20,610
   May-01             $20,310             $20,748
   Jun-01             $19,808             $20,244
   Jul-01             $19,609             $20,045
   Aug-01             $18,375             $18,790
   Sep-01             $16,890             $17,272
   Oct-01             $17,204             $17,602
   Nov-01             $18,521             $18,952
   Dec-01             $18,678             $19,119
   Jan-02             $18,403             $18,840
   Feb-02             $18,044             $18,476
   Mar-02             $18,710             $19,171
30-Apr-02             $17,579             $18,009

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Large-Cap Blend Fund category for the 6-month, one- and five-year periods was 1,363, 1,312 and 569, respectively. These funds may or may not use tax-efficient strategies.

3  Not annualized.

4 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

   Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

PERFORMANCE: SELECT SHARES(R)

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund's Select Shares with the S&P 500(R) Index and the Morningstar Large-Cap Blend Fund category.

[BAR CHART]

                                SELECT SHARES 1  S&P 500 INDEX  PEER GROUP AVERAGE 2
                                ---------------  -------------  --------------------
Pre-Tax Total Return 4
      6 MONTHS 3                      2.21%            2.31%            2.50%
      1 YEAR                        (12.80%)         (12.63%)         (13.12%)
      SINCE INCEPTION: 5/20/97        6.55%            6.76%              --

AFTER-TAX RETURNS: 5
  o Pre-Liquidation
      6 MONTHS 3                      1.75%              --               --
      1 YEAR                        (13.19%)             --           (15.21%)
      SINCE INCEPTION: 5/20/97        6.11%              --               --

  o Post-Liquidation
      6 MONTHS 3                      1.36%              --               --
      1 YEAR                         (7.86%)             --               --
      SINCE INCEPTION: 5/20/97        5.15%              --               --

PERFORMANCE OF A $50,000 INVESTMENT

Shows performance since inception of a hypothetical $50,000 investment in the fund's Select Shares, compared with a similar investment in the S&P 500 Index. 4

[LINE CHART]

                Select Shares 1         S&P 500 Index
                ---------------         -------------
19-May-97           $50,000                $50,000
   May-97           $50,935                $50,930
   Jun-97           $53,190                $53,212
   Jul-97           $57,395                $57,442
   Aug-97           $54,165                $54,225
   Sep-97           $57,120                $57,191
   Oct-97           $55,215                $55,281
   Nov-97           $57,745                $57,841
   Dec-97           $58,745                $58,836
   Jan-98           $59,375                $59,489
   Feb-98           $63,660                $63,778
   Mar-98           $66,880                $67,043
   Apr-98           $67,550                $67,720
   May-98           $66,370                $66,556
   Jun-98           $69,040                $69,258
   Jul-98           $68,295                $68,524
   Aug-98           $58,435                $58,629
   Sep-98           $62,165                $62,387
   Oct-98           $67,155                $67,459
   Nov-98           $71,245                $71,547
   Dec-98           $75,340                $75,668
   Jan-99           $78,475                $78,831
   Feb-99           $76,015                $76,379
   Mar-99           $79,030                $79,434
   Apr-99           $82,085                $82,509
   May-99           $80,140                $80,561
   Jun-99           $84,545                $85,033
   Jul-99           $81,885                $82,380
   Aug-99           $81,490                $81,968
   Sep-99           $79,230                $79,721
   Oct-99           $84,230                $84,767
   Nov-99           $85,935                $86,491
   Dec-99           $91,000                $91,585
   Jan-00           $86,420                $86,987
   Feb-00           $84,770                $85,341
   Mar-00           $93,050                $93,687
   Apr-00           $90,235                $90,867
   May-00           $88,350                $89,004
   Jun-00           $90,515                $91,203
   Jul-00           $89,110                $89,780
   Aug-00           $94,655                $95,356
   Sep-00           $89,635                $90,322
   Oct-00           $89,230                $89,942
   Nov-00           $82,200                $82,855
   Dec-00           $82,655                $83,261
   Jan-01           $85,540                $86,217
   Feb-01           $77,745                $78,354
   Mar-01           $72,835                $73,386
   Apr-01           $78,480                $79,088
   May-01           $78,965                $79,618
   Jun-01           $77,055                $77,683
   Jul-01           $76,285                $76,922
   Aug-01           $71,500                $72,107
   Sep-01           $65,735                $66,280
   Oct-01           $66,955                $67,546
   Nov-01           $72,065                $72,727
   Dec-01           $72,700                $73,367
   Jan-02           $71,635                $72,296
   Feb-02           $70,240                $70,901
   Mar-02           $72,865                $73,567
30-Apr-02           $68,430                $69,108

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Large-Cap Blend Fund category for the 6-month and one-year periods was 1,363 and 1,312, respectively. These funds may or may not use tax-efficient strategies.

3  Not annualized.

4 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

   Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

SCHWAB S&P 500 FUND

PERFORMANCE: e.SHARES(R)

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund's e.Shares with the S&P 500(R) Index and the Morningstar Large-Cap Blend Fund category.

[BAR CHART]

                                  e.SHARES 1  S&P 500 INDEX  PEER GROUP AVERAGE 2
                                  ----------  -------------  --------------------
Pre-Tax Total Return 4
      6 MONTHS 3                     2.18%        2.31%            2.50%
      1 YEAR                       (12.81%)     (12.63%)         (13.12%)
      5 YEARS                        7.26%        7.55%            6.45%
      SINCE INCEPTION: 5/1/96        9.96%       10.30%              --

AFTER-TAX RETURNS: 5
  o Pre-Liquidation
      6 MONTHS 3                     1.75%          --               --
      1 YEAR                       (13.17%)         --           (15.21%)
      5 YEARS                        6.83%          --             4.39%
      SINCE INCEPTION: 5/1/96        9.53%          --               --

  o Post-Liquidation
      6 MONTHS 3                     1.34%          --               --
      1 YEAR                        (7.86%)         --               --
      5 YEARS                        5.76%          --               --
      SINCE INCEPTION: 5/1/96        8.09%          --               --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund's e.Shares, compared with a similar investment in the S&P 500 Index. 4

[LINE CHART]

                 e.Shares 1        S&P 500
                 ----------        -------
01-May-96         $10,000          $10,000
   May-96         $10,250          $10,257
   Jun-96         $10,290          $10,296
   Jul-96          $9,840           $9,841
   Aug-96         $10,050          $10,049
   Sep-96         $10,600          $10,613
   Oct-96         $10,890          $10,906
   Nov-96         $11,710          $11,731
   Dec-96         $11,473          $11,498
   Jan-97         $12,179          $12,216
   Feb-97         $12,270          $12,312
   Mar-97         $11,766          $11,808
   Apr-97         $12,452          $12,511
   May-97         $13,209          $13,272
   Jun-97         $13,794          $13,867
   Jul-97         $14,873          $14,969
   Aug-97         $14,036          $14,131
   Sep-97         $14,803          $14,904
   Oct-97         $14,318          $14,406
   Nov-97         $14,964          $15,073
   Dec-97         $15,227          $15,332
   Jan-98         $15,390          $15,502
   Feb-98         $16,490          $16,620
   Mar-98         $17,336          $17,471
   Apr-98         $17,499          $17,647
   May-98         $17,193          $17,344
   Jun-98         $17,886          $18,048
   Jul-98         $17,692          $17,857
   Aug-98         $15,136          $15,278
   Sep-98         $16,103          $16,257
   Oct-98         $17,397          $17,579
   Nov-98         $18,446          $18,645
   Dec-98         $19,504          $19,718
   Jan-99         $20,316          $20,543
   Feb-99         $19,679          $19,904
   Mar-99         $20,459          $20,700
   Apr-99         $21,240          $21,501
   May-99         $20,737          $20,994
   Jun-99         $21,878          $22,159
   Jul-99         $21,199          $21,467
   Aug-99         $21,086          $21,360
   Sep-99         $20,501          $20,775
   Oct-99         $21,795          $22,090
   Nov-99         $22,227          $22,539
   Dec-99         $23,536          $23,866
   Jan-00         $22,350          $22,668
   Feb-00         $21,924          $22,239
   Mar-00         $24,057          $24,414
   Apr-00         $23,328          $23,679
   May-00         $22,850          $23,194
   Jun-00         $23,401          $23,767
   Jul-00         $23,037          $23,396
   Aug-00         $24,462          $24,849
   Sep-00         $23,172          $23,537
   Oct-00         $23,068          $23,438
   Nov-00         $21,247          $21,591
   Dec-00         $21,364          $21,697
   Jan-01         $22,110          $22,467
   Feb-01         $20,092          $20,418
   Mar-01         $18,821          $19,124
   Apr-01         $20,271          $20,610
   May-01         $20,407          $20,748
   Jun-01         $19,903          $20,244
   Jul-01         $19,703          $20,045
   Aug-01         $18,463          $18,790
   Sep-01         $16,971          $17,272
   Oct-01         $17,297          $17,602
   Nov-01         $18,610          $18,952
   Dec-01         $18,768          $19,119
   Jan-02         $18,492          $18,840
   Feb-02         $18,141          $18,476
   Mar-02         $18,810          $19,171
30-Apr-02         $17,674          $18,009

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Large-Cap Blend Fund category for the 6-month, one- and five-year periods was 1,363, 1,312 and 569, respectively. These funds may or may not use tax-efficient strategies.

3  Not annualized.

4 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax.

   Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

   Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

FUND FACTS

TOP TEN HOLDINGS 1 as of 4/30/02

 (1)  GENERAL ELECTRIC CO.                     3.2%
 (2)  MICROSOFT CORP.                          2.9%
 (3)  EXXON MOBIL CORP.                        2.8%
 (4)  WAL-MART STORES,   INC.                  2.5%
 (5)  PFIZER, INC.                             2.3%
 (6)  CITIGROUP, INC.                          2.3%
 (7)  JOHNSON & JOHNSON                        2.0%
 (8)  INTEL CORP.                              1.9%
 (9)  AMERICAN INTERNATIONAL GROUP, INC.       1.8%
(10)  INTERNATIONAL BUSINESS MACHINES CORP.    1.5%
---------------------------------------------------
      TOTAL PERCENTAGE OF INVESTMENTS         23.2%

STATISTICS as of 4/30/02

                                           PEER GROUP
                                  FUND     AVERAGE 2
-----------------------------------------------------
Number of Holdings                  503         218
-----------------------------------------------------
Median Market Cap ($ Mil)       $51,735     $44,258
-----------------------------------------------------
Price/Earnings (P/E) Ratio         30.6        30.6
-----------------------------------------------------
Price/Book (P/B) Ratio              5.2         5.1
-----------------------------------------------------
12-Month Yield Investor Shares     1.06%       0.44%
-----------------------------------------------------
Portfolio Turnover Rate 3             1%         93%
-----------------------------------------------------
Three-Year Beta                    1.00        0.95
-----------------------------------------------------

EXPENSE RATIO as of 4/30/02

[BAR CHART]

INVESTOR SHARES         0.35% 4
SELECT SHARES(R)        0.19% 4
e.SHARES(R)             0.28% 4
PEER GROUP AVERAGE      1.22% 2

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 1,376 funds in the Morningstar Large-Cap Blend Fund category.

3  For the 6-month and one-year periods, respectively.

4 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).

5  Source: Standard & Poor's(R), a division of McGraw-Hill companies.

INDEX COMPOSITION BY INDUSTRY 5

These charts show the size of the ten largest industries in the S&P 500(R) Index. As the charts show, the total portion represented by these industries and their relative weightings have changed over the past five years.

AS OF 4/30/02

[PIE CHART]

 1    14.0%    Drugs & Medicine
 2     8.5%    Business Machines
 3     7.5%    Retail
 4     7.3%    Banks
 5     7.2%    Miscellaneous Finance
 6     6.1%    Electronics
 7     4.9%    International Oil
 8     4.8%    Producer Goods
 9     4.7%    Insurance
10     4.3%    Food & Agriculture
      30.7%    Other

AS OF 4/30/01

[PIE CHART]

 1    12.9%    Drugs & Medicine
 2    10.6%    Business Machines
 3     7.1%    Electronics
 4     7.0%    Miscellaneous Finance
 5     6.5%    Retail
 6     6.0%    Banks
 7     5.8%    Telephone
 8     5.8%    Producer Goods
 9     4.8%    International Oil
10     4.6%    Media
      28.9%    Other

AS OF 4/30/97

[PIE CHART]

 1    10.8%    Drugs & Medicine
 2     7.8%    Banks
 3     7.0%    Business Machines
 4     6.7%    Food & Agriculture
 5     6.6%    International Oil
 6     6.3%    Telephone
 7     6.0%    Electronics
 8     5.5%    Producer Goods
 9     4.6%    Retail
10     3.9%    Insurance
      34.8%    Other

SCHWAB S&P 500 FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                  11/1/01-  11/1/00-   11/1/99-   11/1/98-   11/1/97-   11/1/96-
INVESTOR SHARES                                   4/30/02   10/31/01   10/31/00   10/31/99   10/31/98   10/31/97
-----------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              16.45      22.15      21.17      17.05      14.17      10.88
                                                  ---------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                             0.09       0.17       0.17       0.17       0.16       0.14
   Net realized and unrealized gains or losses       0.28      (5.70)      1.06       4.10       2.85       3.24
                                                  ---------------------------------------------------------------
   Total income or loss from investment
     operations                                      0.37      (5.53)      1.23       4.27       3.01       3.38
Less distributions:
   Dividends from net investment income             (0.18)     (0.17)     (0.18)     (0.15)     (0.13)     (0.09)
   Distributions from net realized gains               --         --      (0.07)        --         --         --
                                                  ---------------------------------------------------------------
   Total distributions                              (0.18)     (0.17)     (0.25)     (0.15)     (0.13)     (0.09)
                                                  ---------------------------------------------------------------
Net asset value at end of period                    16.64      16.45      22.15      21.17      17.05      14.17
                                                  ===============================================================
Total return (%)                                     2.18 1   (25.11)      5.81      25.20      21.39      31.29

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                 0.35 2     0.35       0.35 3     0.35       0.35       0.38
Expense reductions reflected in above ratio          0.11 2     0.11       0.16       0.27       0.28       0.32
Ratio of net investment income to
  average net assets                                 1.04 2     0.95       0.81       1.01       1.25       1.49
Portfolio turnover rate                                 1          4          9          3          1          3
Net assets, end of period ($ x 1,000,000)           3,375      3,070      3,617      3,183      1,935        923

1  Not annualized.

2  Annualized.

3 Would have been 0.36% if certain non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

                                                     11/1/01-    11/1/00-   11/1/99-    11/1/98-   11/1/97-  5/19/971-
SELECT SHARES(R)                                      4/30/02    10/31/01   10/31/00    10/31/99   10/31/98   10/31/97
-----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  16.50       22.21      21.23       17.09      14.19      12.85
                                                     ------------------------------------------------------------------
Income or loss from investment operations:
        Net investment income                            0.10        0.20       0.20        0.20       0.26       0.05
        Net realized and unrealized gains or losses      0.27       (5.71)      1.06        4.12       2.78       1.29
                                                     ------------------------------------------------------------------
        Total income or loss from investment
          operations                                     0.37       (5.51)      1.26        4.32       3.04       1.34
Less distributions:
        Dividends from net investment income            (0.20)      (0.20)     (0.21)      (0.18)     (0.14)        --
        Distributions from net realized gains              --          --      (0.07)         --         --         --
                                                     ------------------------------------------------------------------
        Total distributions                             (0.20)      (0.20)     (0.28)      (0.18)     (0.14)        --
                                                     ------------------------------------------------------------------
Net asset value at end of period                        16.67       16.50      22.21       21.23      17.09      14.19
                                                     ==================================================================
Total return (%)                                        2.212      (24.97)      5.94       25.42      21.63     10.432

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses
   to average net assets                                0.193        0.19      0.194        0.19       0.19      0.193
Expense reductions reflected in above ratio             0.113        0.12       0.16        0.28       0.28      0.343
Ratio of net investment income to
   average net assets                                   1.213        1.11       0.98        1.17       1.40      1.463
Portfolio turnover rate                                     1           4          9           3          1          3
Net assets, end of period ($ x 1,000,000)               3,862       3,563      4,357       3,750      1,548        486

                                                     11/1/01-    11/1/00-   11/1/99-    11/1/98-   11/1/97-   11/1/96-
e.SHARES(R)                                           4/30/02    10/31/01   10/31/00    10/31/99   10/31/98   10/31/97
-----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  16.46       22.17      21.21       17.08      14.19      10.89
                                                     ------------------------------------------------------------------
Income or loss from investment operations:
        Net investment income                            0.10        0.20       0.20        0.20       0.15       0.21
        Net realized and unrealized gains or losses      0.26       (5.71)      1.04        4.09       2.88       3.19
                                                     ------------------------------------------------------------------
        Total income or loss from investment
          operations                                     0.36       (5.51)      1.24        4.29       3.03       3.40
Less distributions:
        Dividends from net investment income            (0.19)      (0.20)     (0.21)      (0.16)     (0.14)     (0.10)
        Distributions from net realized gains              --          --      (0.07)         --         --         --
                                                     ------------------------------------------------------------------
        Total distributions                             (0.19)      (0.20)     (0.28)      (0.16)     (0.14)     (0.10)
                                                     ------------------------------------------------------------------
Net asset value at end of period                        16.63       16.46      22.17       21.21      17.08      14.19
                                                     ==================================================================
Total return (%)                                        2.182      (25.02)      5.84       25.28      21.50      31.48

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses
   to average net assets                                 0.28 3      0.28       0.28 5      0.28       0.28       0.28
Expense reductions reflected in above ratio              0.02 3      0.03       0.07        0.20       0.24       0.33
Ratio of net investment income to
   average net assets                                    1.11 3      1.02       0.88        1.08       1.32       1.61
Portfolio turnover rate                                     1           4          9           3          1          3
Net assets, end of period ($ x 1,000,000)                 296         304        441         435        281        132

1  Commencement of operations.

2  Not annualized.

3  Annualized.

4 Would have been 0.20% if certain non-routine expenses (proxy fees) had been included.

5 Would have been 0.29% if certain non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

SCHWAB S&P 500 FUND -- FINANCIALS

PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding
 +  New holding (since 10/31/01)
 o  Non-income producing security
 *  American Depositary Receipt
 =  Collateral for open futures contracts
 /  Issuer is related to the fund's adviser

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

99.8%   COMMON STOCK
        Market Value: $7,521,338
        Cost: $7,555,293

0.2%    SHORT TERM INVESTMENT
        Market Value: $15,804
        Cost: $15,804

0.0%    U.S. TREASURY OBLIGATIONS
        Market Value: $703
        Cost: $703

----------------------------------

100.0%  TOTAL INVESTMENTS
        Market Value: $7,537,845
        Cost: $7,571,800

COMMON STOCK 99.8% of investments

                                                           MKT. VALUE
      SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
      AEROSPACE / DEFENSE 1.7%
      ---------------------------------------------------------------
      Boeing Co.    641,022                                   28,590
      Crane Co.    44,919                                      1,239
      General Dynamics Corp.    153,482                       14,902
      Goodrich Corp.    78,139                                 2,494
      Lockheed Martin Corp.    341,196                        21,461
      Northrop Grumman Corp.    82,592                         9,966
      Raytheon Co.       297,872                              12,600
      Rockwell Automation, Inc.     139,798                    3,001
      Rockwell Collins, Inc.    139,398                        3,320
      Textron, Inc.    106,129                                 5,219
      United Technologies Corp.      360,113                  25,269
                                                          -----------
                                                             128,061
      AIR TRANSPORTATION 0.4%
      ---------------------------------------------------------------
    o AMR Corp.       114,826                                  2,465
      Delta Air Lines, Inc.    94,113                          2,608
    o FedEx Corp.    229,542                                  11,860
      Southwest Airlines Co.    582,518                       10,608
    o U.S. Airways Group, Inc.      46,070                       240
                                                          -----------
                                                              27,781
      ALCOHOLIC BEVERAGES 0.6%
      ---------------------------------------------------------------
      Adolph Coors Co., Class B      26,531                    1,774
      Anheuser-Busch Cos., Inc.      673,434                  35,692
      Brown-Forman Corp., Class B       54,227                 4,263
                                                          -----------
                                                              41,729
      APPAREL 0.3%
      ---------------------------------------------------------------
   o+ Jones Apparel Group, Inc.       96,343                   3,752
      Liz Claiborne, Inc.    79,728                            2,495
      Nike, Inc., Class B    203,117                          10,832
      Reebok International Ltd.    43,859                      1,213
      VF Corp.    84,028                                       3,678
                                                          -----------
                                                              21,970
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 1.3%
      ---------------------------------------------------------------
      Cooper Tire & Rubber Co.      52,866                     1,311
      Cummins, Inc.    33,451                                  1,423
      Dana Corp.     110,209                                   2,233
      Danaher Corp.      113,789                               8,145
      Delphi Corp.    424,700                                  6,604
      Eaton Corp.     53,348                                   4,514
      Ford Motor Co.     1,378,312                            22,053
      General Motors Corp.     427,028                        27,394
      Genuine Parts Co.     131,090                            4,524
      Goodyear Tire & Rubber Co.       123,681                 2,752
      Harley-Davidson, Inc.    229,633                        12,168
    o Navistar International Corp.    44,900                   1,792
      TRW, Inc.    98,172                                      5,402
      Visteon Corp.    99,156                                  1,531
                                                          -----------
                                                             101,846

See the Financial Notes, which are integral to this information.

                                                            MKT. VALUE
       SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
       BANKS 7.4%
       ---------------------------------------------------------------
       AmSouth Bancorp.      276,765                            6,285
       Bank of America Corp.      1,202,033                    87,123
       Bank of New York Co., Inc.     562,514                  20,582
       Bank One Corp.      892,015                             36,457
       BB&T Corp.    350,859                                   13,361
       Comerica, Inc.    136,259                                8,564
       Fifth Third Bancorp.    444,505                         30,489
       FleetBoston Financial Corp.    797,727                  28,160
       Golden West Financial Corp.      120,805                 8,262
       Huntington Bancshares, Inc.      190,950                 3,874
       J.P. Morgan Chase & Co.      1,505,724                  52,851
       KeyCorp., Inc.    321,865                                9,048
    +  Marshall & Ilsley Corp.     82,848                       5,273
       Mellon Financial Corp.    336,913                       12,722
       National City Corp.    464,373                          14,488
       Northern Trust Corp.    171,612                          9,116
       PNC Financial Services Group, Inc.    221,827           12,234
       Providian Financial Corp.    216,172                     1,535
       Regions Financial Corp.    171,636                       6,019
       SouthTrust Corp.    264,707                              7,062
       State Street Corp.    248,911                           12,722
       SunTrust Banks, Inc.    223,349                         15,183
       Synovus Financial Corp.      222,032                     6,004
       U.S. Bancorp.     1,461,091                             34,628
       Union Planters Corp.    105,768                          5,300
       Wachovia Corp.     1,040,221                            39,570
       Wells Fargo & Co.    1,294,957                          66,237
       Zions Bancorp.    69,847                                 3,777
                                                           -----------
                                                              556,926
       BUSINESS MACHINES & SOFTWARE 8.4%
       ---------------------------------------------------------------
       Adobe Systems, Inc.    179,789                           7,184
    o  Apple Computer, Inc.       266,576                       6,470
       Autodesk, Inc.    79,454                                 1,461
    o  BMC Software, Inc.      179,808                          2,600
    o  Cisco Systems, Inc.      5,598,383                      82,016
       Compaq Computer Corp.        1,300,938                  13,204
    o  Compuware Corp.        281,522                           2,207
    o  Comverse Technology, Inc.        137,215                 1,651
    o  Dell Computer Corp.       1,988,532                     52,378
    o  EMC Corp.       1,688,655                               15,434
    o  Gateway, Inc.      234,837                               1,287
       Hewlett-Packard Co.       1,479,635                     25,302
  (10) International Business Machines Corp.    1,315,393     110,177
    o  Lexmark International, Inc., Class A     101,030         6,040
 =o(2) Microsoft Corp.        4,135,045                       216,097
    o  NCR Corp.     73,899                                     2,872
    o  Network Appliance, Inc.     254,147                      4,435
    o  Novell, Inc.    256,265                                    948
    o  Novellus Systems, Inc.    112,039                        5,311
    o  Oracle Corp.    4,194,249                               42,110
    o  Palm, Inc.    433,989                                    1,376
       Pitney Bowes, Inc.      187,215                          7,882
    o  Sun Microsystems, Inc.    2,477,758                     20,268
    o  Unisys Corp.    242,527                                  3,274
       Xerox Corp.      539,960                                 4,779
                                                           -----------
                                                              636,763
       BUSINESS SERVICES 3.5%
       ---------------------------------------------------------------
    o  Allied Waste Industries, Inc.    147,315                 1,788
       Automatic Data Processing, Inc.    472,382              24,016
    o  Cendant Corp.     748,154                               13,459
       Cintas Corp.      130,805                                6,772
    o  Citrix Systems, Inc.    140,466                          1,629
       Computer Associates International, Inc.    438,666       8,159
    o  Computer Sciences Corp.    130,218                       5,840
    o  Concord EFS, Inc.     387,571                           12,631
    o  Convergys Corp.     128,051                              3,543
       Deluxe Corp.      50,066                                 2,197
       Electronic Data Systems Corp.        365,521            19,833
       Equifax, Inc.     111,607                                3,049
       First Data Corp.     293,032                            23,293
    o  Fiserv, Inc.    146,764                                  6,525
       H&R Block, Inc.      140,687                             5,644
       Interpublic Group of Cos., Inc.      285,357             8,812
    o  Intuit, Inc.    162,479                                  6,366
    o  Mercury Interactive Corp.    62,943                      2,346
       Omnicom Group, Inc.    141,364                          12,333
    o  Parametric Technology Corp.      187,230                   756
       Paychex, Inc.    284,762                                10,630
    o  PeopleSoft, Inc.    228,301                              5,290
    o  Qlogic Corp.    70,738                                   3,234
    o  Robert Half International, Inc.    133,324               3,501

See the Financial Notes, which are integral to this information.

SCHWAB S&P 500 FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                            MKT. VALUE
       SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
    o  Sapient Corp.      82,709                                  404
    o  Siebel Systems, Inc.      352,066                        8,517
    o  Thermo Electron Corp.       130,763                      2,472
    o  TMP Worldwide, Inc.       84,165                         2,539
       Tyco International Ltd.    1,522,000                    28,081
    o  Veritas Software Corp.      306,242                      8,679
       Waste Management, Inc.    478,805                       12,612
    o  Yahoo!, Inc.     441,829                                 6,521
                                                           -----------
                                                              261,471
       CHEMICAL 1.8%
       ---------------------------------------------------------------
       3M Co.    296,688                                       37,323
       Air Products & Chemicals, Inc.      175,801              8,447
       Dow Chemical Co.       688,150                          21,883
       E.I. du Pont de Nemours & Co.       782,538             34,823
       Eastman Chemical Co.    59,183                           2,610
       Ecolab, Inc.    95,399                                   4,189
       Great Lakes Chemical Corp.    35,237                       907
    o  Hercules, Inc.     80,803                                  986
       PPG Industries, Inc.     128,163                         6,704
       Praxair, Inc.    122,494                                 6,995
       Rohm & Haas Co.    166,959                               6,196
       Sherwin-Williams Co.    118,614                          3,645
       Sigma-Aldrich Corp.      54,226                          2,569
                                                           -----------
                                                              137,277
       CONSTRUCTION 0.3%
       ---------------------------------------------------------------
       Centex Corp.     45,868                                  2,582
       Fluor Corp.    60,302                                    2,492
       KB Home Corp.       38,866                               1,937
       Masco Corp.      350,773                                 9,857
    o  McDermott International, Inc.    42,423                    678
       Pulte Homes, Inc.    46,575                              2,478
       The Stanley Works    67,140                              3,121
       Vulcan Materials Co.     75,618                          3,480
                                                           -----------
                                                               26,625
       CONSUMER: DURABLE 0.2%
       ---------------------------------------------------------------
       Black & Decker Corp.      62,636                         3,049
       Leggett & Platt, Inc.    150,312                         3,953
       Maytag Corp.      57,971                                 2,676
       Whirlpool Corp.     51,331                               3,847
                                                           -----------
                                                               13,525
       CONSUMER: NONDURABLE 1.0%
       ---------------------------------------------------------------
       American Greetings Corp., Class A    49,388                877
       Darden Restaurants, Inc.    87,908                       3,508
       Fortune Brands, Inc.    111,691                          5,837
       Hasbro, Inc.    129,712                                  2,073
    o  International Game Technology        68,238              4,296
       Mattel, Inc.    327,293                                  6,755
       McDonald's Corp.     979,096                            27,806
       Newell Rubbermaid, Inc.     204,237                      6,413
    o  Starbucks Corp.    289,359                               6,603
    o  Tricon Global Restaurants, Inc.      113,749             7,173
       Tupperware Corp.    43,789                               1,005
       Wendy's International, Inc.    80,237                    3,001
                                                           -----------
                                                               75,347
       CONTAINERS 0.1%
       ---------------------------------------------------------------
       Ball Corp.    44,056                                     2,095
       Bemis Co., Inc.    40,729                                2,168
    o  Pactiv Corp.     119,214                                 2,464
    o  Sealed Air Corp.     66,271                              2,960
                                                           -----------
                                                                9,687
       ELECTRONICS 5.9%
       ---------------------------------------------------------------
    o  ADC Telecommunications, Inc.         603,138             2,346
    o  Advanced Micro Devices, Inc.        257,513              2,879
    o  Agilent Technologies, Inc.     351,975                  10,577
    o  Altera Corp.     289,281                                 5,948
    o  American Power Conversion Corp.    148,855               1,913
    o  Analog Devices, Inc.      279,283                       10,322
    o  Andrew Corp.      60,424                                 1,002
       Applied Biosystems Group -- Applera Corp.    158,933     2,721
    o  Applied Materials, Inc.     1,253,142                   30,476
    o  Applied Micro Circuits Corp.    226,273                  1,527
    o  Broadcom Corp., Class A        198,433                   6,846
    o  CIENA Corp.    248,472                                   1,861
    o  Conexant Systems, Inc.       187,424                     1,912
   (8) Intel Corp.      5,123,605                             146,586
       ITT Industries, Inc.    69,010                           4,821
    o  Jabil Circuit, Inc.    149,219                           3,046
    o  JDS Uniphase Corp.    1,019,485                          4,425
    o  KLA-Tencor Corp.       143,010                           8,433
       Linear Technology Corp.     243,608                      9,467
    o  LSI Logic Corp.     277,990                              3,572

See the Financial Notes, which are integral to this information.

                                                            MKT. VALUE
       SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
       Lucent Technologies, Inc.    2,600,454                  11,962
    o  Maxim Integrated Products, Inc.    247,049              12,303
    o  Micron Technology, Inc.      458,235                    10,860
       Molex, Inc.    148,007                                   4,976
       Moody's Corp.    120,909                                 5,269
       Motorola, Inc.    1,696,352                             26,124
    o  National Semiconductor Corp.    134,754                  4,248
   o+  Nvidia Corp.      111,865                                3,894
       PerkinElmer, Inc.    92,308                              1,182
    o  PMC Sierra, Inc.     121,586                             1,892
    o  Power-One, Inc.     53,873                                 450
    o  Qualcomm, Inc.      583,618                             17,602
   o+  Rational Software Corp.       142,746                    2,080
    o  Sanmina-SCI Corp.       398,529                          4,145
    o  Solectron Corp.     614,609                              4,487
       Symbol Technologies, Inc.     173,927                    1,471
    o  Tektronix, Inc.    69,699                                1,533
    o  Tellabs, Inc.    304,153                                 2,582
    o  Teradyne, Inc.     135,924                               4,479
       Texas Instruments, Inc.    1,322,347                    40,900
       Thomas & Betts Corp.    44,556                           1,047
    o  Univision Communications, Inc., Class A    160,884       6,429
    o  Vitesse Semiconductor Corp.    150,560                     900
   o+  Waters Corp.       99,800                                2,690
    o  Xilinx, Inc.    255,066                                  9,631
                                                           -----------
                                                              443,816
       ENERGY: RAW MATERIALS 1.2%
       ---------------------------------------------------------------
       Anadarko Petroleum Corp.      192,417                   10,356
       Apache Corp.     103,310                                 6,026
       Baker Hughes, Inc.    255,786                            9,638
       Burlington Resources, Inc.    154,022                    6,843
       Devon Energy Corp.     118,837                           5,860
       EOG Resources, Inc.     86,133                           3,665
       Halliburton Co.    323,708                               5,500
    o  Nabors Industries, Inc.     107,107                      4,879
    o  Noble Drilling Corp.     103,457                         4,485
       Occidental Petroleum Corp.     283,810                   8,159
    o  Rowan Cos., Inc.     68,370                              1,735
       Schlumberger Ltd.    438,287                            23,996
                                                           -----------
                                                               91,142
       FOOD & AGRICULTURE 4.3%
       ---------------------------------------------------------------
       Archer-Daniels-Midland Co.      495,307                  6,573
       Campbell Soup Co.      313,409                           8,653
       Coca-Cola Co.    1,898,419                             105,381
       Coca-Cola Enterprises, Inc.     335,239                  6,577
       ConAgra Foods, Inc.     407,704                          9,989
       General Mills, Inc.    279,030                          12,291
       H.J. Heinz Co.    266,671                               11,198
       Hershey Foods Corp.      106,553                         7,246
       Kellogg Co.    312,027                                  11,208
       The Pepsi Bottling Group, Inc.    216,842                6,210
       PepsiCo, Inc.    1,336,194                              69,348
       Sara Lee Corp.     596,738                              12,639
       Supervalu, Inc.    98,901                                2,967
       Sysco Corp.    508,610                                  14,755
    *  Unilever NV      437,479                                28,305
       Wm. Wrigley Jr. Co.    174,811                           9,615
                                                           -----------
                                                              322,955
       GOLD 0.3%
       ---------------------------------------------------------------
       Barrick Gold Corp.     409,040                           8,210
       Newmont Mining Corp. Holding Co.    300,151              8,557
       Placer Dome, Inc.     243,058                            2,856
                                                           -----------
                                                               19,623
       HEALTHCARE / DRUGS & MEDICINE 14.0%
       ---------------------------------------------------------------
       Abbott Laboratories    1,190,833                        64,245
       Allergan, Inc.    98,596                                 6,498
       AmerisourceBergen Corp.       82,253                     6,375
    o  Amgen, Inc.      798,305                                42,214
       Bausch & Lomb, Inc.     39,537                           1,422
       Baxter International, Inc.    453,402                   25,799
       Becton, Dickinson & Co.      196,676                     7,310
    o  Biogen, Inc.     113,407                                 4,930
       Biomet, Inc.    206,456                                  5,828
    o  Boston Scientific Corp.    308,066                       7,677
       Bristol-Myers Squibb Co.    1,475,408                   42,492
       C.R. Bard, Inc.    38,129                                2,095
       Cardinal Health, Inc.    345,974                        23,959
    o  Chiron Corp.    145,578                                  5,892
       Eli Lilly & Co.    857,827                              56,659
    o  Forest Laboratories, Inc., Class A    139,120           10,732

See the Financial Notes, which are integral to this information.

SCHWAB S&P 500 FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                           Mkt. Value
      Security and Number of Shares                       ($ X 1,000)
   o+  Genzyme Corp.--
       General Division  159,986                                6,550
    o  Guidant Corp.   231,874                                  8,718
       HCA, INC.   393,322                                     18,797
   o+  Health Management Associates, Inc.,
       Class A   180,529                                        3,852
    o  HealthSouth Corp.   294,222                              4,443
    o  Humana, Inc.   124,343                                   2,033
    o  Immunex Corp.   413,260                                 11,216
       IMS Health, Inc.   225,307                               4,644
   (7) Johnson & Johnson   2,341,856                          149,551
    o  King Pharmaceuticals, Inc.  184,724                      5,789
    o  Manor Care, Inc.   78,359                                2,009
       McKesson Corp.   221,083                                 8,930
    o  Medimmune, Inc.   189,581                                6,332
       Medtronic, Inc.   923,624                               41,277
       Merck & Co., Inc.   1,738,242                           94,456
   (5) Pfizer, Inc.   4,799,231                               174,452
       Pharmacia Corp.   991,229                               40,868
    o  Quintiles Transnational Corp.     88,081                 1,251
       Schering-Plough Corp.   1,118,484                       30,535
    o  St. Jude Medical, Inc.  65,646                           5,462
       Stryker Corp.  149,097                                   7,978
    o  Tenet Healthcare Corp.  250,170                         18,355
       UnitedHealth Group, Inc.   238,483                      20,941
    o  Watson Pharmaceuticals, Inc.   79,237                    1,949
    o  Wellpoint Health Networks, Inc.   108,922                8,178
       Wyeth    1,007,282                                      57,415
    o  Zimmer Holdings, Inc.   146,292                          5,078
                                                          -----------
                                                            1,055,186
       HOUSEHOLD PRODUCTS 2.2%
      ---------------------------------------------------------------
       Alberto-Culver Co., Class B   42,851                    2,339
       Avon Products, Inc.   179,027                           9,999
       Clorox Co.   176,410                                    7,806
       Colgate-Palmolive Co.  421,339                         22,335
       Gillette Co.    804,377                                28,539
       International Flavors & Fragrances, Inc.    73,728      2,374
       Procter & Gamble Co.   988,913                         89,259
                                                          -----------
                                                             162,651
       INSURANCE 4.8%
      ---------------------------------------------------------------
    +  ACE Ltd.   199,700                                       8,691
       Aetna, Inc.   111,747                                    5,319
       AFLAC, Inc.   398,764                                   11,923
       Allstate Corp.   543,300                                21,591
       AMBAC Financial Group, Inc.    79,954                    5,026
   (9) American International Group, Inc.   1,994,650         137,870
       AON Corp.   204,126                                      7,293
       Chubb Corp.   131,477                                   10,084
       CIGNA Corp.   108,771                                   11,856
       Cincinnati Financial Corp.   122,208                     5,727
       Conseco, Inc.   262,202                                    978
       Hartford Financial Services Group, Inc.   186,667       12,936
       Jefferson-Pilot Corp.   114,614                          5,740
       John Hancock Financial Services   229,407                8,855
       Lincoln National Corp.   142,697                         6,835
       Loews Corp.   147,287                                    8,830
       Marsh & McLennan Cos., Inc.   211,610                   21,390
       MBIA, Inc.   114,893                                     6,196
       Metlife, Inc.   551,818                                 18,839
       MGIC Investment Corp.   80,779                           5,764
       Progressive Corp.   170,868                              9,825
       SAFECO Corp.   95,121                                    3,177
       St. Paul Cos., Inc.   158,794                            7,909
       Torchmark Corp.   93,410                                 3,820
       UnumProvident Corp.   182,326                            5,149
       XL Capital Ltd., Class A   100,165                       9,451
                                                          -----------
                                                             361,074
       MEDIA 3.4%
      ---------------------------------------------------------------
    o  AOL Time Warner, Inc.   3,377,476                       64,240
    o  Clear Channel Communications, Inc.   455,322            21,377
    o  Comcast Corp., Special Class A   719,847                19,256
       Dow Jones & Co., Inc.   64,009                           3,480
       Gannett Co., Inc.   205,269                             15,046
       Knight-Ridder, Inc.   65,587                             4,394
       McGraw-Hill Cos., Inc.   148,562                         9,507
       Meredith Corp.   39,218                                  1,679
       New York Times Co., Class A   113,850                    5,301

See the Financial Notes, which are integral to this information.

                                                           MKT. VALUE
      SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
      R.R. Donnelley & Sons Co.    83,996                      2,685
      Tribune Co.    226,639                                  10,011
   o  Viacom, Inc., Class B      1,352,469                    63,701
      The Walt Disney Co.     1,554,505                       36,033
                                                          -----------
                                                             256,710
      MISCELLANEOUS FINANCE 6.9%
      ---------------------------------------------------------------
      American Express Co.      1,016,381                     41,682
      Bear Stearns Cos., Inc.    76,229                        4,722
      Capital One Financial Corp.    164,511                   9,853
   /  Charles Schwab Corp.        1,039,750                   11,843
      Charter One Financial, Inc.    172,837                   6,115
  (6) Citigroup, Inc.    3,926,639                           170,023
      Countrywide Credit Industries, Inc.    93,616            4,373
      Fannie Mae    761,327                                   60,092
      Franklin Resources, Inc.    197,688                      8,283
      Freddie Mac     532,802                                 34,819
      Household International, Inc.    348,712                20,326
      Lehman Brothers Holdings, Inc.    185,704               10,957
      MBNA Corp.      651,929                                 23,111
      Merrill Lynch & Co., Inc.    642,834                    26,960
      Morgan Stanley Dean Witter & Co.    841,939             40,177
      Stilwell Financial, Inc.    168,607                      3,601
      T. Rowe Price Group, Inc.    95,307                      3,342
      USA Education, Inc.    117,561                          11,268
      Washington Mutual, Inc.     735,921                     27,766
                                                          -----------
                                                             519,313
      NON-FERROUS METALS 0.5%
      ---------------------------------------------------------------
      Alcan, Inc.    246,686                                   9,036
      Alcoa, Inc.    645,087                                  21,952
      Engelhard Corp.    99,939                                3,040
   o  Freeport-McMoran Copper & Gold, Inc.,
      Class B    108,515                                       1,927
      Inco Ltd.    137,399                                     2,752
      Phelps Dodge Corp.      57,980                           2,076
                                                          -----------
                                                              40,783
      OIL: DOMESTIC 0.9%
      ---------------------------------------------------------------
      Amerada Hess Corp.      67,961                           5,225
      Ashland, Inc.    53,145                                  2,170
      Conoco, Inc., Class B     478,274                       13,415
      Kerr-McGee Corp.    75,470                               4,513

                                                           MKT. VALUE
      SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
      Marathon Oil Corp.    237,379                            6,898
      Phillips Petroleum Co.    292,274                       17,481
      Sunoco, Inc.    60,002                                   2,063
      Transocean Sedco Forex, Inc.    243,799                  8,655
      Unocal Corp.    187,222                                  6,963
                                                          -----------
                                                              67,383
      OIL: INTERNATIONAL 4.8%
      ---------------------------------------------------------------
      ChevronTexaco Corp.     816,357                         70,786
  (3) Exxon Mobil Corp.         5,220,347                    209,702
   *  Royal Dutch Petroleum Co.    1,620,593                  84,692
                                                          -----------
                                                             365,180
      OPTICAL & PHOTO 0.1%
      ---------------------------------------------------------------
      Eastman Kodak Co.    221,474                             7,134

      PAPER & FOREST PRODUCTS 0.9%
      ---------------------------------------------------------------
      Boise Cascade Corp.     43,653                           1,479
      Georgia-Pacific Group    173,318                         5,023
      International Paper Co.    366,313                      15,176
      Kimberly-Clark Corp.    400,600                         26,087
      Louisiana-Pacific Corp.    79,408                          929
      MeadWestvaco Corp.      151,777                          4,456
      Temple-Inland, Inc.    39,926                            2,114
      Weyerhaeuser Co.    167,797                             10,002
                                                          -----------
                                                              65,266
      PRODUCER GOODS & MANUFACTURING 4.8%
      ---------------------------------------------------------------
      Avery Dennison Corp.    86,272                           5,526
      Caterpillar, Inc.    261,101                            14,261
      Cooper Industries, Inc.    72,942                        3,195
      Corning, Inc.    712,575                                 4,767
      Deere & Co.    179,792                                   8,048
      Dover Corp.    153,706                                   5,727
      Emerson Electric Co.    322,181                         17,201
 =(1) General Electric Co.        7,582,170                  239,218
      Honeywell International, Inc.    619,880                22,737
      Illinois Tool Works, Inc.    235,165                    16,955
      Ingersoll-Rand Co., Class A    129,464                   6,467
      Johnson Controls, Inc.    66,334                         5,721
      Millipore Corp.    37,784                                1,510
      Pall Corp.    92,974                                     1,934
      Parker-Hannifin Corp.    91,918                          4,591
      Snap-On, Inc.    44,189                                  1,400
      W.W. Grainger, Inc.    72,699                            4,076
                                                          -----------
                                                             363,334

See the Financial Notes, which are integral to this information.

SCHWAB S&P 500 FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                           MKT. VALUE
      SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
      RAILROAD & SHIPPING 0.4%
      ---------------------------------------------------------------
      Burlington Northern Santa Fe
      Corp.    293,777                                         8,076
      CSX Corp.     161,240                                    5,832
      Norfolk Southern Corp.    292,582                        6,270
      Union Pacific Corp.    189,337                          10,754
                                                          -----------
                                                              30,932
      REAL PROPERTY 0.2%
      ---------------------------------------------------------------
      Equity Office Properties Trust    314,506                9,004
   +  Equity Residential Properties Trust    206,429           5,821
   +  The Plum Creek Timber Co., Inc.    138,500               4,218
                                                          -----------
                                                              19,043
      RETAIL 7.5%
      ---------------------------------------------------------------
      Albertson's, Inc.    311,010                            10,431
   o  AutoZone, Inc.      82,077                               6,238
   o  Bed, Bath & Beyond, Inc.    221,687                      8,240
   o  Best Buy Co., Inc.      161,648                         12,018
   o  Big Lots, Inc.    81,567                                 1,261
      Circuit City Stores-Circuit City Group     158,574       3,419
   o  Costco Wholesale Corp.    346,433                       13,927
      CVS Corp.     299,227                                   10,018
      Dillards, Inc., Class A    62,888                        1,540
      Dollar General Corp.    249,924                          3,936
      Family Dollar Stores, Inc.    128,990                    4,463
   o  Federated Department Stores, Inc.    148,146             5,886
      The Gap, Inc.    659,236                                 9,302
      Home Depot, Inc.    1,787,511                           82,887
      J.C. Penney Co., Inc. Holding Co.    198,906             4,324
   o  Kohl's Corp.     255,471                                18,828
   o  Kroger Co.      610,885                                 13,910
      The Limited, Inc.    394,398                             7,557
      Lowe's Cos., Inc.    593,019                            25,079
      May Department Stores Co.    223,701                     7,758
      Nordstrom, Inc.    100,076                               2,348
   o  Office Depot, Inc.    233,033                            4,460
      RadioShack Corp.      133,908                            4,178
   o  Safeway, Inc.      381,777                              16,016
      Sears, Roebuck & Co.    246,760                         13,017
   o  Staples, Inc.     350,842                                7,006

                                                           MKT. VALUE
      SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
      Target Corp.    691,115                                 30,167
      Tiffany & Co., Inc.    109,553                           4,355
      TJX Cos., Inc.    206,133                                8,983
   o  Toys `R' Us, Inc.    146,116                             2,523
 =(4) Wal-Mart Stores, Inc.        3,404,141                 190,155
      Walgreen Co.    778,444                                 29,402
      Winn-Dixie Stores, Inc.    105,395                       1,829
                                                          -----------
                                                             565,461
      STEEL 0.1%
      ---------------------------------------------------------------
      Allegheny Technologies, Inc.    60,584                   1,023
      Nucor Corp.    58,905                                    3,443
      United States Steel Corp.    64,546                      1,164
      Worthington Industries, Inc.    61,657                     913
                                                          -----------
                                                               6,543
      TELEPHONE 4.3%
      ---------------------------------------------------------------
      Alltel Corp.    237,168                                 11,740
      AT&T Corp.    2,696,560                                 35,379
   o  AT&T Wireless Services, Inc.    2,059,932               18,436
   o  Avaya, Inc.    271,325                                   1,666
      BellSouth Corp.    1,432,508                            43,477
      CenturyTel, Inc.    109,133                              3,023
   o  Citizens Communications Co.    211,157                   1,958
   o  Nextel Communications, Inc., Class A    596,771          3,288
      Nortel Networks Corp.    2,439,066                       8,293
   o  Qwest Communications
      International, Inc.    1,256,042                         6,318
      SBC Communications, Inc.    2,557,633                   79,440
      Scientific-Atlanta, Inc.    119,399                      2,388
      Sprint Corp. (FON Group)    672,455                     10,658
   o  Sprint Corp. (PCS Group)      752,562                    8,436
      Verizon Communications, Inc.    2,070,522               83,049
   o  WorldCom, Inc. -- WorldCom Group    2,234,505            5,539
                                                          -----------
                                                             323,088
      TOBACCO 1.3%
      ---------------------------------------------------------------
      Philip Morris Cos., Inc.    1,652,965                   89,971
      UST, Inc.    129,874                                     5,169
                                                          -----------
                                                              95,140
      TRAVEL & RECREATION 0.6%
      ---------------------------------------------------------------
      Brunswick Corp.    72,572                                2,046
      Carnival Corp.    445,112                               14,827
   o  Harrah's Entertainment, Inc.    85,797                   4,218

See the Financial Notes, which are integral to this information.

                                                           MKT. VALUE
      SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
      Hilton Hotels Corp.    278,497                           4,556
      Marriott International, Inc., Class A    183,134         8,047
   o  Sabre Holdings Corp.       109,453                       5,089
      Starwood Hotels & Resorts
      Worldwide, Inc.     149,921                              5,667
                                                          -----------
                                                              44,450
      TRUCKING & FREIGHT 0.1%
      ---------------------------------------------------------------
      Paccar, Inc.    57,980                                   4,144
      Ryder Systems, Inc.    45,213                            1,282
                                                          -----------
                                                               5,426
      UTILITIES: ELECTRIC & GAS 3.3%
      ---------------------------------------------------------------
   o  AES Corp.       402,890                                  3,231
      Allegheny Energy, Inc.    97,542                         4,089
      Ameren Corp.      106,280                                4,438
      American Electric Power Co., Inc.    246,985            11,312
   o  Calpine Corp.      283,341                               3,117
      Cinergy Corp.     125,058                                4,443
      CMS Energy Corp.       97,546                            1,888
      Consolidated Edison, Inc.      164,170                   7,156
      Constellation Energy Group, Inc.    124,786              3,983
      Dominion Resources, Inc.       200,882                  13,343
      DTE Energy Co.    126,383                                5,730
      Duke Energy Corp.    632,012                            24,225
      Dynegy, Inc., Class A     266,551                        4,798
      Edison International    243,677                          4,423
      El Paso Corp.     389,125                               15,565
      Entergy Corp.     170,608                                7,916
      Exelon Corp.     246,396                                13,379
      FirstEnergy Corp.     227,145                            7,564
      FPL Group, Inc.    136,998                               8,698
      KeySpan Corp.       106,565                              3,762
      Kinder Morgan, Inc.    92,839                            4,494
   o  Mirant Corp.      300,463                                3,630
      NICOR, Inc.     35,289                                   1,651
      NiSource, Inc.    155,155                                3,429
      Peoples Energy Corp.      24,820                           968
      PG&E Corp.      294,120                                  6,912

                                                           MKT. VALUE
      SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
      Pinnacle West Capital Corp.    66,450                    2,912
      PPL Corp.     109,948                                    4,190
      Progress Energy, Inc.    169,655                         8,803
      Public Service Enterprise Group, Inc.    157,639         7,307
      Reliant Energy, Inc.    226,615                          5,751
      Sempra Energy    158,481                                 4,052
      Southern Co.     528,855                                14,993
      Teco Energy, Inc.    106,669                             2,970
      TXU Corp.     200,950                                   10,936
      Williams Cos., Inc.    390,973                           7,468
      XCEL Energy, Inc.     281,975                            7,171
                                                          -----------
                                                             250,697
      SHORT TERM INVESTMENT
      0.2% of investments

      Provident Institutional
      TempFund      15,804,109                                15,804

      U.S. TREASURY OBLIGATIONS
      0.0% of investments

      SECURITY
        RATE,MATURITY DATE            FACE VALUE
                                      ($ x 1,000)

   =  U.S. Treasury Bill,
        1.76%, 06/13/02                  175                     174
   =  U.S. Treasury Bills,
        1.80%-1.81%, 06/20/02            530                     529
                                                          -----------
                                                                 703

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

SCHWAB S&P 500 FUND -- FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value (including $364,755
       of securities on loan)                                      $7,537,845  a
Collateral held for securities on loan                                381,254
Receivables:
       Fund shares sold                                                 9,911
       Interest                                                            22
       Dividends                                                        5,627
       Investments sold                                                 3,910
       Income from lending securities                                      99
Prepaid expenses                                                 +        149
                                                                 -------------
TOTAL ASSETS                                                        7,938,817

LIABILITIES
------------------------------------------------------------------------------
Collateral held for securities on loan                                381,254
Payables:
       Fund shares redeemed                                            16,385
       Investments bought                                               7,643
       Most recent daily change in value of futures                        46
       Investment adviser and administrator fees                           89
       Transfer agent and shareholder service fees                         51
Accrued expenses                                                 +        474
                                                                 -------------
TOTAL LIABILITIES                                                     405,942

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                        7,938,817
TOTAL LIABILITIES                                                -    405,942
                                                                 -------------
NET ASSETS                                                         $7,532,875
NET ASSETS BY SOURCE
Capital received from investors                                     7,783,657
Net investment income not yet distributed                              26,176
Net realized capital losses                                          (242,734)
Net unrealized capital losses                                         (34,224) b

NET ASSET VALUE (NAV)
                                                   SHARES
SHARE CLASS               NET ASSETS (DIVIDED BY) OUTSTANDING     =       NAV
Investor Shares           $3,375,256               202,897              $16.64
Select Shares(R)          $3,861,658               231,593              $16.67
e.Shares(R)                 $295,961                17,793              $16.63

a The fund paid $7,571,800 for these securities. Not counting short-term obligations and government securities, the fund paid $613,243 for securities during the report period and received $102,497 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had twenty-three open S&P 500 futures contracts due to expire on June 21, 2002, with a contract value of $6,194 and unrealized losses of $269.

  FEDERAL TAX DATA
  ---------------------------------------------------
  COST BASIS OF PORTFOLIO                $ 7,711,734
  NET UNREALIZED GAINS AND LOSSES:
  Gains                                  $ 1,477,120
  Losses                               +  (1,651,278)
                                         $   174,158)
  UNUSED CAPITAL LOSSES:
  Expires 10/31 of:                      Loss amount
          2008                              $26,504
          2009                               50,301

See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002; unaudited. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                             $51,544  a
Interest                                                                  162
Lending of securities                                             +       934
                                                                  ------------
TOTAL INVESTMENT INCOME                                                52,640

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized losses on investments sold                               (20,793)
Net realized gains on futures contracts                           +        98
                                                                  ------------
NET REALIZED LOSSES                                                   (20,695)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                   107,786
Net unrealized losses on futures contracts                        +      (242)
                                                                  ------------
NET UNREALIZED GAINS                                                  107,544

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               6,511  b
Transfer agent and shareholder service fees:
       Investor Shares                                                  4,223  c
       Select Shares(R)                                                 1,940  c
       e.Shares(R)                                                        157  c
Trustees' fees                                                             33  d
Custodian fees                                                            126
Portfolio accounting fees                                                 537
Professional fees                                                          34
Registration fees                                                          23
Shareholder reports                                                       247
Interest expense                                                            4
Other expenses                                                    +       113
                                                                  ------------
Total expenses                                                         13,948
Expense reduction                                                 -     3,906  e
                                                                  ------------
NET EXPENSES                                                           10,042

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                52,640
NET EXPENSES                                                      -    10,042
                                                                  ------------
NET INVESTMENT INCOME                                                  42,598
NET REALIZED LOSSES                                                   (20,695) f
NET UNREALIZED GAINS                                              +   107,544  f
                                                                  ------------
INCREASE IN NET ASSETS FROM OPERATIONS                               $129,447

a  An additional $45 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.20% of the first $500 million and 0.17% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, 0.05%, and 0.05% of the assets of each respective share class.

d  For the fund's independent trustees only.

e Includes $808 from the investment adviser (CSIM) and $3,098 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2003, as follows:

                             % OF AVERAGE
  SHARE CLASS            DAILY NET ASSETS
  ---------------------------------------
  Investor Shares              0.35
  Select Shares                0.19
  e.Shares                     0.28

  This limit does not include interest, taxes and certain non-routine expenses.

f  These add up to a net gain on investments of $86,849.


See the Financial Notes, which are integral to this information.

SCHWAB S&P 500 FUND -- FINANCIALS

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/01-4/30/02 are unaudited.

OPERATIONS
------------------------------------------------------------------------------

                                          11/1/01-4/30/02    11/1/00-10/31/01
Net investment income                             $42,598             $79,056
Net realized losses                               (20,695)            (96,026)
Net unrealized gains or losses                 +  107,544          (2,208,715)
                                               ------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                   129,447          (2,225,685)

DISTRIBUTIONS PAID
-----------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                    33,227              28,046
Select Shares(R)                                   44,304              40,379
e.Shares(R)                                    +    3,401               3,970
                                               ------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME        $80,932             $72,395

TRANSACTIONS IN FUND SHARES
-----------------------------------------------------------------------------

                                11/1/01-4/30/02          11/1/00-10/31/01
                            QUANTITY         VALUE    QUANTITY          VALUE
SHARES SOLD:
       Investor Shares        33,055    $  577,554      60,012    $ 1,132,100
       Select Shares          38,183       669,755      73,110      1,392,015  a
       e.Shares            +   2,803        49,034       5,524        104,227
                           ---------------------------------------------------
TOTAL SHARES SOLD             74,041    $1,296,343     138,646    $ 2,628,342

SHARES REINVESTED:
       Investor Shares          1,851   $   31,991       1,337    $    26,988
       Select Shares            2,313       40,073       1,814         36,701
       e.Shares            +      178        3,074         177          3,581
                           ---------------------------------------------------
TOTAL SHARES REINVESTED         4,342   $   75,138       3,328    $    67,270

SHARES REDEEMED:
       Investor Shares        18,649    $  325,361      38,049    $   712,059
       Select Shares          24,797       434,955      55,152      1,029,491
       e.Shares            +   3,637        63,337       7,133        134,542
                           ---------------------------------------------------
TOTAL SHARES REDEEMED         47,083    $  823,653     100,334    $ 1,876,092  b

NET INCREASE                  31,300    $  547,828      41,640    $   819,520  c

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------

                                 11/1/01-4/30/02          11/1/00-10/31/01
                               SHARES     NET ASSETS     SHARES    NET ASSETS
Beginning of period           420,983     $6,936,532    379,343    $8,415,092
Total increase or
decrease                   +   31,300        596,343     41,640    (1,478,560) d
                           ---------------------------------------------------
END OF PERIOD                 452,283     $7,532,875    420,983    $6,936,532  e

a During the prior report period, the funds issued 2,122 shares in exchange for portfolio assets in the amount of $40,485. The securities were transferred at their current value on the date of the transaction.

b Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

  CURRENT PERIOD
  Investor Shares            $206
  Select Shares               175
  e.Shares                  +  12
                            -----
  TOTAL                      $393

  PRIOR PERIOD
  Investor Shares            $152
  Select Shares               104
  e.Shares                   +  4
                             ----
  TOTAL                      $260

c  Represents shares sold plus shares reinvested, minus shares redeemed.

d Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

e Includes net investment income not yet distributed in the amount of $26,176 and $64,510 at the end of the current period and the prior period, respectively.

  Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

  SCHWAB MARKETTRACK PORTFOLIOS(R)
  All Equity Portfolio              2.6%
  Growth Portfolio                  1.7%
  Balanced Portfolio                1.3%
  Conservative Portfolio            0.4%

See the Financial Notes, which are integral to this information.

     Because it includes so many U.S. stocks and industries, this fund could make sense for long-term investors seeking broad diversification in a single investment. It's also a logical choice for stock investors who want exposure beyond the large-cap segment of the U.S. stock market.

SCHWAB

1000 FUND(R)

[PHOTO OF GERI HOM]

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.



TICKER SYMBOLS
INVESTOR SHARES   SNXFX
SELECT SHARES(R)  SNXSX
[GRAPHIC]

                          INVESTMENT STYLE 1
MARKET CAP 1        VALUE       BLEND       GROWTH
 LARGE               / /         /X/          / /
 MEDIUM              / /         / /          / /
 SMALL               / /         / /          / /

THE FUND'S GOAL IS TO MATCH THE TOTAL RETURN OF THE SCHWAB 1000 INDEX.(R)

MANAGER'S PERSPECTIVE

A VARIETY OF FACTORS LED TO CONTINUED MARKET UNCERTAINTY DURING THE REPORT PERIOD. These include the ongoing effects of the events of September 11 and tensions in the Middle East. Concerns that stocks may be too highly valued relative to lackluster earnings and worries about accounting irregularities led investors to prefer small- and mid-cap stocks to large-cap stocks, the primary component of the fund's portfolio. Small-cap stocks led the market during the period, with mid-caps also performing well and large-caps posting only modest gains.

STRONG PERFORMANCE FROM ITS MID-CAP STOCKS HELPED THE FUND OUTPERFORM THE LARGE-CAP PORTION OF THE MARKET AS MEASURED BY THE S&P 500(R) INDEX. Continued strong consumer demand led to consumer cyclicals being the best-performing sector. Paced by strong performance in key industries such as home building, retail sales and automobile manufacturing, consumer cyclicals was up 22%. At the opposite end of the scale, communication services continued its downward trend, emerging as the worst-performing sector for the period, down 26%. Major factors were decreased demand and pricing pressures due to intense competition. Accounting and liquidity concerns also played a role.

The fund's two share classes tracked the performance of the Schwab 1000 Index during the report period.

1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 4/30/02, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future.

SCHWAB 1000 FUND(R)

PERFORMANCE: INVESTOR SHARES

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund's Investor Shares with the Schwab 1000 Index(R) and the Morningstar Large-Cap Blend Fund category.

[BAR CHART]

                                                  SCHWAB            PEER
                                INVESTOR           1000             GROUP
                                SHARES 1          INDEX(R)        AVERAGE 2
                                --------          -----           ---------
Pre-Tax Total Return 4
   6 MONTHS 3                     3.91%            4.07%            2.50%
   1 YEAR                       (11.53%)         (11.24%)         (13.12%)
   5 YEARS                        7.84%            8.18%            6.45%
   10 YEARS                      11.91%           12.38%           10.83%
AFTER-TAX RETURNS: 5
 o Pre-Liquidation
   6 MONTHS 3                     3.56%              --               --
   1 YEAR                       (11.83%)             --           (15.21%)
   5 YEARS                        7.50%              --             4.39%
   10 YEARS                      11.37%              --             8.49%
 o Post-Liquidation
   6 MONTHS 3                     2.40%              --               --
   1 YEAR                        (7.08%)             --               --
   5 YEARS                        6.27%              --               --
   10 YEARS                       9.93%              --               --


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance over ten years of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in two indices: the Schwab 1000 Index(R) and the S&P 500(R) Index.4

[LINE CHART]

                    INVESTOR               SCHWAB             S&P 500(R)
                    SHARES 1            1000 INDEX(R)           INDEX
02-Apr-91            $10,000              $10,000              $10,000
   Apr-91            $ 9,910              $ 9,898              $ 9,908
   May-91            $10,320              $10,311              $10,335
   Jun-91            $ 9,850              $ 9,840              $ 9,861
   Jul-91            $10,320              $10,310              $10,321
   Aug-91            $10,600              $10,591              $10,566
   Sep-91            $10,460              $10,455              $10,389
   Oct-91            $10,630              $10,625              $10,528
   Nov-91            $10,240              $10,227              $10,104
   Dec-91            $11,425              $11,412              $11,260
   Jan-92            $11,283              $11,272              $11,050
   Feb-92            $11,425              $11,415              $11,193
   Mar-92            $11,171              $11,163              $10,975
   Apr-92            $11,404              $11,392              $11,298
   May-92            $11,404              $11,457              $11,353
   Jun-92            $11,465              $11,257              $11,184
   Jul-92            $11,726              $11,728              $11,641
   Aug-92            $11,480              $11,486              $11,403
   Sep-92            $11,623              $11,646              $11,537
   Oct-92            $11,746              $11,763              $11,577
   Nov-92            $12,208              $12,233              $11,971
   Dec-92            $12,398              $12,428              $12,119
   Jan-93            $12,502              $12,539              $12,220
   Feb-93            $12,595              $12,632              $12,387
   Mar-93            $12,896              $12,948              $12,648
   Apr-93            $12,533              $12,583              $12,342
   May-93            $12,896              $12,957              $12,673
   Jun-93            $12,958              $13,024              $12,710
   Jul-93            $12,905              $12,989              $12,659
   Aug-93            $13,397              $13,492              $13,139
   Sep-93            $13,355              $13,454              $13,038
   Oct-93            $13,544              $13,654              $13,308
   Nov-93            $13,355              $13,462              $13,181
   Dec-93            $13,592              $13,700              $13,341
   Jan-94            $14,005              $14,136              $13,794
   Feb-94            $13,645              $13,781              $13,420
   Mar-94            $13,042              $13,169              $12,837
   Apr-94            $13,190              $13,326              $13,001
   May-94            $13,349              $13,488              $13,213
   Jun-94            $12,988              $13,127              $12,889
   Jul-94            $13,405              $13,558              $13,312
   Aug-94            $13,971              $14,147              $13,856
   Sep-94            $13,651              $13,825              $13,518
   Oct-94            $13,918              $14,095              $13,821
   Nov-94            $13,416              $13,590              $13,318
   Dec-94            $13,577              $13,767              $13,514
   Jan-95            $13,923              $14,121              $13,864
   Feb-95            $14,474              $14,700              $14,404
   Mar-95            $14,852              $15,094              $14,829
   Apr-95            $15,219              $15,476              $15,264
   May-95            $15,770              $16,048              $15,874
   Jun-95            $16,191              $16,490              $16,242
   Jul-95            $16,807              $17,111              $16,779
   Aug-95            $16,936              $17,245              $16,821
   Sep-95            $17,606              $17,949              $17,531
   Oct-95            $17,520              $17,859              $17,468
   Nov-95            $18,276              $18,646              $18,233
   Dec-95            $18,547              $18,924              $18,585
   Jan-96            $19,095              $19,499              $19,217
   Feb-96            $19,379              $19,789              $19,396
   Mar-96            $19,554              $19,980              $19,582
   Apr-96            $19,883              $20,321              $19,870
   May-96            $20,354              $20,812              $20,380
   Jun-96            $20,299              $20,779              $20,458
   Jul-96            $19,335              $19,794              $19,554
   Aug-96            $19,861              $20,327              $19,966
   Sep-96            $20,967              $21,465              $21,088
   Oct-96            $21,394              $21,899              $21,670
   Nov-96            $22,938              $23,485              $23,308
   Dec-96            $22,549              $23,103              $22,847
   Jan-97            $23,846              $24,442              $24,272
   Feb-97            $23,935              $24,528              $24,464
   Mar-97            $22,870              $23,457              $23,461
   Apr-97            $24,101              $24,696              $24,859
   May-97            $25,631              $26,291              $26,371
   Jun-97            $26,695              $27,402              $27,552
   Jul-97            $28,857              $29,615              $29,743
   Aug-97            $27,471              $28,216              $28,077
   Sep-97            $28,946              $29,732              $29,613
   Oct-97            $27,992              $28,756              $28,624
   Nov-97            $29,167              $29,983              $29,949
   Dec-97            $29,747              $30,582              $30,464
   Jan-98            $29,960              $30,818              $30,802
   Feb-98            $32,166              $33,116              $33,023
   Mar-98            $33,801              $34,830              $34,714
   Apr-98            $34,149              $35,211              $35,065
   May-98            $33,398              $34,441              $34,462
   Jun-98            $34,742              $35,824              $35,861
   Jul-98            $34,260              $35,324              $35,481
   Aug-98            $29,142              $30,049              $30,357
   Sep-98            $31,023              $32,014              $32,303
   Oct-98            $33,487              $34,602              $34,929
   Nov-98            $35,570              $36,762              $37,046
   Dec-98            $37,826              $39,090              $39,180
   Jan-99            $39,259              $40,575              $40,818
   Feb-99            $37,939              $39,256              $39,548
   Mar-99            $39,462              $40,820              $41,130
   Apr-99            $41,065              $42,505              $42,722
   May-99            $40,117              $41,535              $41,714
   Jun-99            $42,115              $43,637              $44,029
   Jul-99            $40,772              $42,247              $42,655
   Aug-99            $40,377              $41,900              $42,442
   Sep-99            $39,304              $40,655              $41,279
   Oct-99            $41,901              $43,397              $43,891
   Nov-99            $42,917              $44,410              $44,784
   Dec-99            $45,770              $47,386              $47,422
   Jan-00            $43,622              $45,179              $45,041
   Feb-00            $43,634              $45,237              $44,188
   Mar-00            $47,406              $49,172              $48,510
   Apr-00            $45,622              $47,326              $47,050
   May-00            $44,429              $46,094              $46,085
   Jun-00            $45,622              $47,357              $47,224
   Jul-00            $44,952              $46,630              $46,487
   Aug-00            $47,997              $49,800              $49,374
   Sep-00            $45,781              $47,500              $46,767
   Oct-00            $45,395              $47,121              $46,571
   Nov-00            $41,520              $43,104              $42,901
   Dec-00            $42,011              $43,604              $43,111
   Jan-01            $43,440              $45,057              $44,642
   Feb-01            $39,414              $40,883              $40,571
   Mar-01            $36,727              $38,102              $37,998
   Apr-01            $39,723              $41,231              $40,951
   May-01            $39,975              $41,503              $41,225
   Jun-01            $39,094              $40,597              $40,223
   Jul-01            $38,568              $40,065              $39,829
   Aug-01            $36,109              $37,523              $37,336
   Sep-01            $33,078              $34,379              $34,319
   Oct-01            $33,821              $35,164              $34,975
   Nov-01            $36,406              $37,857              $37,657
   Dec-01            $36,862              $38,343              $37,989
   Jan-02            $36,435              $37,906              $37,434
   Feb-02            $35,731              $37,186              $36,712
   Mar-02            $37,162              $38,688              $38,092
30-Apr-02            $35,143              $36,596              $35,784

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Large-Cap Blend Fund category for the 6-month, one-, five- and ten-year periods was 1,363, 1,312, 569 and 169, respectively. These funds may or may not use tax-efficient strategies.

3  Not annualized.

4 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

   Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

PERFORMANCE: SELECT SHARES(R)

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund's Select Shares with the Schwab 1000 Index(R) and the Morningstar Large-Cap Blend Fund category.

[BAR CHART]

                                                  SCHWAB            PEER
                                 SELECT           1000              GROUP
                                SHARES 1          INDEX           AVERAGE 2
                                --------          -----           ---------

Pre-Tax Total Return 4
   6 MONTHS 3                     3.99%            4.07%             2.50%
   1 YEAR                       (11.41%)         (11.24%)          (13.12%)
   SINCE INCEPTION 5/19/97        7.17%            7.36%               --
AFTER-TAX RETURNS: 5
 o Pre-Liquidation
   6 MONTHS 3                     3.59%              --                --
   1 YEAR                       (11.74%)             --            (15.21%)
   SINCE INCEPTION 5/19/97        6.78%              --                --
 o Post-Liquidation
   6 MONTHS 3                     2.45%              --                --
   1 YEAR                        (7.00%)             --                --
   SINCE INCEPTION 5/19/97        5.69%              --                --


PERFORMANCE OF A $50,000 INVESTMENT

Shows performance since inception of a hypothetical $50,000 investment in the fund's Select Shares, compared with a similar investment in two indices: the Schwab 1000 Index and the S&P 500(R) Index. 4

[LINE CHART]

                             SELECT                  SCHWAB           S&P 500
                            SHARES 1              1000 INDEX           INDEX
                            --------              ----------           -----
19-May-97                   $50,000                 $50,000           $50,000
   May-97                   $51,040                 $51,064           $50,930
   Jun-97                   $53,180                 $53,222           $53,212
   Jul-97                   $57,490                 $57,518           $57,442
   Aug-97                   $54,750                 $54,801           $54,225
   Sep-97                   $57,685                 $57,746           $57,191
   Oct-97                   $55,785                 $55,851           $55,281
   Nov-97                   $58,150                 $58,233           $57,841
   Dec-97                   $59,325                 $59,398           $58,836
   Jan-98                   $59,725                 $59,855           $59,489
   Feb-98                   $64,145                 $64,318           $63,778
   Mar-98                   $67,405                 $67,648           $67,043
   Apr-98                   $68,100                 $68,387           $67,720
   May-98                   $66,625                 $66,893           $66,556
   Jun-98                   $69,305                 $69,578           $69,258
   Jul-98                   $68,345                 $68,606           $68,524
   Aug-98                   $58,140                 $58,362           $58,629
   Sep-98                   $61,915                 $62,179           $62,387
   Oct-98                   $66,825                 $67,206           $67,459
   Nov-98                   $71,000                 $71,400           $71,547
   Dec-98                   $75,505                 $75,922           $75,668
   Jan-99                   $78,385                 $78,805           $78,831
   Feb-99                   $75,750                 $76,244           $76,379
   Mar-99                   $78,795                 $79,282           $79,434
   Apr-99                   $82,015                 $82,553           $82,509
   May-99                   $80,120                 $80,671           $80,561
   Jun-99                   $84,110                 $84,753           $85,033
   Jul-99                   $81,450                 $82,052           $82,380
   Aug-99                   $80,665                 $81,380           $81,968
   Sep-99                   $78,545                 $78,960           $79,721
   Oct-99                   $83,725                 $84,287           $84,767
   Nov-99                   $85,755                 $86,255           $86,491
   Dec-99                   $91,470                 $92,034           $91,585
   Jan-00                   $87,180                 $87,747           $86,987
   Feb-00                   $87,225                 $87,861           $85,341
   Mar-00                   $94,765                 $95,504           $93,687
   Apr-00                   $91,200                 $91,917           $90,867
   May-00                   $88,835                 $89,525           $89,004
   Jun-00                   $91,220                 $91,977           $91,203
   Jul-00                   $89,905                 $90,566           $89,780
   Aug-00                   $95,990                 $96,722           $95,356
   Sep-00                   $91,585                 $92,255           $90,322
   Oct-00                   $90,810                 $91,519           $89,942
   Nov-00                   $83,065                 $83,717           $82,855
   Dec-00                   $84,050                 $84,689           $83,261
   Jan-01                   $86,935                 $87,511           $86,217
   Feb-01                   $78,875                 $79,404           $78,354
   Mar-01                   $73,515                 $74,002           $73,386
   Apr-01                   $79,515                 $80,081           $79,088
   May-01                   $80,020                 $80,608           $79,618
   Jun-01                   $78,280                 $78,847           $77,683
   Jul-01                   $77,225                 $77,815           $76,922
   Aug-01                   $72,325                 $72,879           $72,107
   Sep-01                   $66,255                 $66,771           $66,280
   Oct-01                   $67,745                 $68,296           $67,546
   Nov-01                   $72,920                 $73,526           $72,727
   Dec-01                   $73,845                 $74,470           $73,367
   Jan-02                   $72,990                 $73,622           $72,296
   Feb-02                   $71,600                 $72,223           $70,901
   Mar-02                   $74,445                 $75,140           $73,567
30-Apr-02                   $70,445                 $71,078           $69,108


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Large-Cap Blend Fund category for the 6-month and one-year periods was 1,363 and 1,312, respectively. These funds may or may not use tax-efficient strategies.

3  Not annualized.

4 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

   Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

SCHWAB 1000 FUND(R)

FUND FACTS


TOP TEN HOLDINGS 1 as of 4/30/02

 (1) GENERAL ELECTRIC CO.                             2.8%
 (2) MICROSOFT CORP.                                  2.6%
 (3) EXXON MOBIL CORP.                                2.5%
 (4) WAL-MART STORES, INC.                            2.3%
 (5) PFIZER, INC.                                     2.1%
 (6) CITIGROUP, INC.                                  2.0%
 (7) JOHNSON & JOHNSON                                1.8%
 (8) INTEL CORP.                                      1.7%
 (9) AMERICAN INTERNATIONAL GROUP, INC.               1.6%
(10) INTERNATIONAL BUSINESS MACHINES CORP.            1.3%
----------------------------------------------------------
     TOTAL PERCENTAGE OF INVESTMENTS                 20.7%


STATISTICS as of 4/30/02

                                                          PEER GROUP
                                           FUND            AVERAGE 2
--------------------------------------------------------------------
Number of Holdings                           997                218
--------------------------------------------------------------------
Median Market Cap ($ Mil)                $39,786            $44,258
--------------------------------------------------------------------
Price/Earnings (P/E) Ratio                  30.7               30.6
--------------------------------------------------------------------
Price/Book (P/B) Ratio                       5.1                5.1
--------------------------------------------------------------------
12-Month Yield Investor Shares              0.89%              0.44%
--------------------------------------------------------------------
Portfolio Turnover Rate 3                      5%                93%
--------------------------------------------------------------------
Three-Year Beta                             1.01               0.95
--------------------------------------------------------------------


EXPENSE RATIO as of 4/30/02

[BAR CHART]

INVESTOR SHARES                 0.46% 4
SELECT SHARES(R)                0.35% 4
PEER GROUP AVERAGE              1.22% 2


INDEX COMPOSITION BY INDUSTRY 5

These charts show the size of the ten largest industries in the Schwab 1000 Index(R). As the charts show, the total portion represented by these industries and their relative weightings have changed over the past five years.


AS OF 4/30/02

[PIE CHART]

1     13.8%    Drugs & Medicine
2      8.8%    Miscellaneous Finance
3      8.0%    Business Machines
4      7.5%    Banks
5      7.1%    Retail
6      6.0%    Electronics
7      4.6%    Producer Goods
8      4.3%    Insurance
9      4.3%    Business Services
10     4.0%    Media
      31.6%    Other


AS OF 4/30/01

[PIE CHART]

1     13.1%    Drugs & Medicine
2     10.0%    Business Machines
3      8.0%    Miscellaneous Finance
4      7.1%    Electronics
5      6.3%    Banks
6      6.2%    Retail
7      5.7%    Telephone
8      5.5%    Producer Goods
9      5.2%    Media
10     4.4%    Business Services
      28.5%    Other


AS OF 4/30/97

[PIE CHART]

1     10.4%    Drugs & Medicine
2      8.4%    Banks
3      6.7%    Business Machines
4      6.5%    Electronics
5      5.9%    Food & Agriculture
6      5.7%    Telephone
7      5.3%    Producer Goods
8      4.9%    Miscellaneous Finance
9      4.8%    Retail
10     4.4%    Insurance
      37.0%    Other

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 1,376 funds in the Large-Cap Blend Fund category.

3  For the 6-month and one-year periods, respectively.

4 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).

5  Source: Charles Schwab & Co., Inc.

SCHWAB 1000 FUND(R) -- FINANCIALS


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                   11/1/01-     11/1/00-    11/1/99-    11/1/98-    11/1/97-     9/1/97-    9/1/96-
INVESTOR SHARES                                     4/30/02     10/31/01    10/31/00    10/31/99    10/31/98    10/31/97    8/31/97
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               29.57        39.95      37.12        29.90       25.25      24.78        18.14
                                                   --------------------------------------------------------------------------------
Income or loss from investment operations:
    Net investment income                             0.14         0.26       0.26         0.26        0.27       0.04         0.28
    Net realized and unrealized gains or losses       1.02       (10.40)      2.83         7.21        4.64       0.43         6.62
                                                   --------------------------------------------------------------------------------
    Total income or loss from investment
      operations                                      1.16       (10.14)      3.09         7.47        4.91       0.47         6.90
Less distributions:
    Dividends from net investment income             (0.27)       (0.24)     (0.26)       (0.25)      (0.26)        --        (0.26)
                                                   --------------------------------------------------------------------------------
Net asset value at end of period                     30.46        29.57      39.95        37.12       29.90      25.25        24.78
                                                   ================================================================================
Total return (%)                                      3.91 1     (25.50)      8.34        25.12       19.63       1.90 1      38.32

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                  0.46 2       0.46       0.46 3       0.46        0.46       0.46 2       0.47
Expense reductions reflected in above ratio           0.05 2       0.05       0.04         0.05        0.05       0.04 2       0.06
Ratio of net investment income to
  average net assets                                  0.90 2       0.78       0.63         0.78        1.02       1.00 2       1.33
Portfolio turnover rate                                  5            8          9            3           2         --            2
Net assets, end of period ($ x 1,000,000)            4,035        3,852      5,083        4,925       3,657      2,611        2,499

1  Not annualized.

2  Annualized.

3 Would have been 0.47% if certain non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS

FINANCIAL HIGHLIGHTS

                                                    11/1/01-    11/1/00-    11/1/99-   11/1/98-    11/1/97-     9/1/97-    5/19/97 1
SELECT SHARES(R)                                     4/30/02    10/31/01    10/31/00   10/31/99    10/31/98    10/31/97     8/31/97
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               29.58        39.98      37.16        29.93      25.26      24.79        22.64
                                                    --------------------------------------------------------------------------------
Income or loss from investment operations:
    Net investment income                             0.17         0.31       0.29         0.30       0.32       0.04         0.05
    Net realized and unrealized gains or losses       1.02       (10.41)      2.84         7.22       4.63       0.43         2.10
                                                    --------------------------------------------------------------------------------
    Total income or loss from investment
      operations                                      1.19       (10.10)      3.13         7.52       4.95       0.47         2.15
Less distributions:
    Dividends from net investment income             (0.31)       (0.30)     (0.31)       (0.29)     (0.28)        --           --
                                                    --------------------------------------------------------------------------------
Net asset value at end of period                     30.46        29.58      39.98        37.16      29.93      25.26        24.79
                                                    ================================================================================
Total return (%)                                      3.99 2     (25.40)      8.46        25.29      19.79       1.90 2       9.50 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses
  to average net assets                               0.35 3       0.35       0.35 4       0.35       0.35       0.35 3       0.35 3
Expense reductions reflected in above ratio           0.01 3       0.01         --         0.02       0.04       0.06 3       0.33 3
Ratio of net investment income to
  average net assets                                  1.01 3       0.89       0.74         0.89       1.11       1.11 3       1.26 3
Portfolio turnover rate                                  5            8          9            3          2         --            2
Net assets, end of period ($ x 1,000,000)            2,029        1,911      2,159        2,214      1,041        426          347

1  Commencement of operations.

2  Not annualized.

3  Annualized.

4 Would have been 0.36% if certain non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date. We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding
 +  New holding (since 10/31/01)
 o  Non-income producing security
 =  Collateral for open futures contracts
 /  Issuer is related to the fund's adviser
 @  Security is valued at fair value (see Accounting Policies)

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.9%  COMMON STOCK
        Market Value: $6,055,999
        Cost: $4,248,317

  0.1%  SHORT TERM INVESTMENT
        Market Value: $6,986
        Cost: $6,986

  0.0%  U.S. TREASURY OBLIGATIONS
        Market Value: $369
        Cost: $369

  0.0%  WARRANTS
        Market Value: $--
        Cost: $--
----------------------------------
100.0%  TOTAL INVESTMENTS
        Market Value: $6,063,354
        Cost: $4,255,672


COMMON STOCK 99.9% of investments


                                                                     MKT. VALUE
       Security and Number of Shares                                ($ x 1,000)
       AEROSPACE / DEFENSE   1.5%
       ------------------------------------------------------------------------
       Boeing Co. 460,682                                                20,547
       Crane Co. 32,050                                                     884
       General Dynamics Corp. 111,200                                    10,796
       Goodrich Corp. 54,692                                              1,746
       Lockheed Martin Corp. 242,584                                     15,259
       Northrop Grumman Corp. 62,731                                      7,569
       Raytheon Co. 214,300                                               9,065
       Rockwell Automation, Inc. 98,600                                   2,117
       Rockwell Collins, Inc. 98,500                                      2,346
       Textron, Inc. 79,300                                               3,900
       United Technologies Corp. 261,127                                 18,323
                                                                    -----------
                                                                         92,552

       AIR TRANSPORTATION   0.4%
       ------------------------------------------------------------------------
    o  AMR Corp. 82,900                                                   1,780
    o  Continental Airlines, Inc., Class B 34,800                           905
       Delta Air Lines, Inc. 66,100                                       1,832
    o  FedEx Corp. 162,860                                                8,415
    o  Northwest Airlines Corp., Class A 45,800                             844
       SkyWest, Inc. 30,500                                                 700
       Southwest Airlines Co. 420,225                                     7,652
                                                                    -----------
                                                                         22,128

       ALCOHOLIC BEVERAGES   0.5%
       ------------------------------------------------------------------------
       Adolph Coors Co., Class B 19,400                                   1,297
       Anheuser-Busch Cos., Inc. 487,600                                 25,843
       Brown-Forman Corp., Class B 36,700                                 2,885
   o+  Constellation Brands, Inc., Class A 23,300                         1,407
                                                                    -----------
                                                                         31,432

       APPAREL   0.4%
       ------------------------------------------------------------------------
    o  Abercrombie & Fitch Co., Class A 53,400                            1,602
    o  Coach, Inc. 23,332                                                 1,307
    o  Foot Locker, Inc. 75,000                                           1,181
    o  Jones Apparel Group, Inc. 67,300                                   2,621
       Liz Claiborne, Inc. 56,600                                         1,771
       Nike, Inc., Class B 147,100                                        7,845
       Reebok International Ltd. 31,600                                     874
       Talbots, Inc. 32,300                                               1,111
    o  Timberland Co., Class A 20,900                                       853
       VF Corp. 59,500                                                    2,604
                                                                    -----------
                                                                         21,769

       AUTOMOTIVE PRODUCTS / MOTOR VEHICLES   1.5%
       ------------------------------------------------------------------------
    +  ArvinMeritor, Inc. 35,700                                          1,132
    +  BorgWarner, Inc. 14,200                                              887
   o+  Copart, Inc. 48,000                                                  739
       Cummins, Inc. 22,200                                                 944
       Dana Corp. 79,689                                                  1,614
       Danaher Corp. 83,700                                               5,991
       Delphi Corp. 303,900                                               4,726

See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                     MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

       Donaldson Co., Inc. 23,700                                         1,023
       Eaton Corp. 40,700                                                 3,444
       Ford Motor Co. 993,770                                            15,900
       General Motors Corp. 304,234                                      19,517
    o  General Motors Corp., Class H 480,194                              7,193
       Genuine Parts Co. 96,375                                           3,326
       Goodyear Tire & Rubber Co. 87,500                                  1,947
       Harley-Davidson, Inc. 165,200                                      8,754
    o  Lear Corp. 34,500                                                  1,774
    o  Navistar International Corp. 31,900                                1,273
    o  O'Reilly Automotive, Inc. 28,200                                     913
    +  Polaris Industries, Inc. 12,400                                      934
    o  SPX Corp. 25,100                                                   3,380
       TRW, Inc. 71,200                                                   3,918
   o+  United Rentals, Inc. 39,300                                        1,002
       Visteon Corp. 69,900                                               1,079
                                                                    -----------
                                                                         91,410

       BANKS   7.7%
       ------------------------------------------------------------------------
       AmSouth Bancorp. 198,775                                           4,514
       Associated Banc-Corp. 38,826                                       1,454
       Bancorpsouth, Inc. 43,700                                            957
       Bank of America Corp. 866,322                                     62,791
       Bank of Hawaii Corp. 41,250                                        1,175
       Bank of New York Co., Inc. 404,700                                14,808
       Bank One Corp. 640,993                                            26,197
       Banknorth Group, Inc. 81,500                                       2,151
       BB&T Corp. 254,500                                                 9,691
       Citizens Banking Corp. 24,400                                        810
       City National Corp. 25,800                                         1,426
       The Colonial BancGroup, Inc. 61,800                                  989
       Comerica, Inc. 98,874                                              6,214
       Commerce Bancorp, Inc. N.J. 35,100                                 1,734
       Commerce Bancshares, Inc. 35,189                                   1,561
       Compass Bancshares, Inc. 68,412                                    2,447
       Cullen/Frost Bankers, Inc. 27,600                                  1,042
    +  Doral Financial Corp. 25,700                                         898
       Fifth Third Bancorp. 319,830                                      21,937
    +  First Midwest Bancorp., Inc. 26,200                                  797
       First Tennessee National Corp. 67,900                              2,625
       First Virginia Banks, Inc. 25,725                                  1,472
       FirstMerit Corp. 45,500                                            1,292
       FleetBoston Financial Corp. 572,015                               20,192
       Fulton Financial Corp. 44,360                                      1,095
       Golden West Financial Corp. 87,900                                 6,012
       GreenPoint Financial Corp. 53,700                                  2,656
       Hibernia Corp., Class A 85,300                                     1,702
       Hudson City Bancorp., Inc. 53,400                                  2,006
    +  Hudson United Bancorp. 24,800                                        787
       Huntington Bancshares, Inc. 138,235                                2,805
    +  Independence Community Bank 31,600                                 1,030
       J.P. Morgan Chase & Co. 1,083,590                                 38,034
       KeyCorp., Inc. 232,046                                             6,523
       M&T Bank Corp. 54,201                                              4,628
       Marshall & Ilsley Corp. 60,085                                     3,824
       Mellon Financial Corp. 257,388                                     9,719
       Mercantile Bankshares Corp. 37,475                                 1,543
       National City Corp. 334,900                                       10,449
       National Commerce Financial Corp. 112,650                          3,153
    +  New York Community Bancorp., Inc. 54,900                           1,628
       North Fork Bancorp., Inc. 90,600                                   3,499
       Northern Trust Corp. 122,100                                       6,486
       Old National Bancorp. 33,012                                         814
    +  Park National Corp. 7,500                                            756
       Peoples Bank-Bridgeport 33,000                                       877
       PNC Financial Services Group, Inc. 158,730                         8,754
    +  Popular, Inc. 73,200                                               2,153
       Provident Financial Group, Inc. 26,400                               799
       Regions Financial Corp. 125,465                                    4,400
       Roslyn Bancorp., Inc. 47,150                                       1,085
       Sky Financial Group, Inc. 43,930                                   1,025
       SouthTrust Corp. 190,774                                           5,090
       State Street Corp. 177,500                                         9,072
       SunTrust Banks, Inc. 157,756                                      10,724
       Synovus Financial Corp. 159,662                                    4,317
       Transatlantic Holdings, Inc. 28,000                                2,362
       Trustmark Corp. 34,300                                               884
       U.S. Bancorp. 1,060,253                                           25,128
       Union Planters Corp. 77,200                                        3,869
       UnionBanCal Corp. 87,600                                           4,240
    +  United Bankshares, Inc. 24,200                                       774
       Valley National Bancorp. 41,231                                    1,467
       Wachovia Corp. 746,420                                            28,394

See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

       Wells Fargo & Co. 932,832                                         47,714
       Westamerica Bancorp. 18,600                                          823
       Wilmington Trust Corp. 17,600                                      1,111
       Zions Bancorp. 50,700                                              2,742
                                                                    -----------
                                                                        466,127

       BUSINESS MACHINES & SOFTWARE   7.9%
       ------------------------------------------------------------------------
    o  3Com Corp. 186,450                                                 1,076
   o+  Activision, Inc. 28,300                                              891
   o+  Adaptec, Inc. 56,700                                                 834
       Adobe Systems, Inc. 130,700                                        5,223
    o  American Tower Corp., Class A 99,100                                 495
    o  Apple Computer, Inc. 191,600                                       4,650
       Autodesk, Inc. 58,800                                              1,081
    o  BMC Software, Inc. 131,000                                         1,894
    o  Cisco Systems, Inc. 4,025,000                                     58,966
       Compaq Computer Corp. 934,768                                      9,488
    o  Compuware Corp. 199,400                                            1,563
    o  Comverse Technology, Inc. 99,500                                   1,197
    o  Dell Computer Corp. 1,431,600                                     37,708
       Diebold, Inc. 38,318                                               1,449
    o  EMC Corp. 1,209,800                                               11,058
    +  Fair, Isaac & Co., Inc. 12,100                                       674
    o  Gateway, Inc. 173,700                                                952
       Hewlett-Packard Co. 1,062,600                                     18,171
    +  IKON Office Solutions, Inc. 76,100                                   989
   o+  Ingram Micro, Inc., Class A 79,900                                 1,187
    o  Integrated Device Technology, Inc. 55,900                          1,567
 (10)  International Business Machines Corp. 945,900                     79,229
    o  Juniper Networks, Inc. 173,300                                     1,752
    o  Lexmark International, Inc., Class A 73,200                        4,376
   o+  Maxtor Corp. 128,600                                                 891
    o  Microchip Technology, Inc. 75,000                                  3,338
=o(2)  Microsoft Corp. 2,974,500                                        155,447
    o  NCR Corp. 52,151                                                   2,027
    o  Network Appliance, Inc. 181,100                                    3,160
    o  Novell, Inc. 194,200                                                 719
    o  Novellus Systems, Inc. 80,400                                      3,811
    o  Oracle Corp. 3,024,514                                            30,366
    o  Palm, Inc. 304,561                                                   966
       Pitney Bowes, Inc. 135,300                                         5,696
    o  Quantum Corp.-- DLT & Storage System 83,400                          613
   @o  Seagate Escrow Security 126,560                                       36
   o+  Storage Technology Corp. 56,200                                    1,157
    o  Sun Microsystems, Inc. 1,778,000                                  14,544
    o  Sybase, Inc. 53,000                                                  745
    o  Tech Data Corp. 29,600                                             1,401
   o+  The Titan Corp. 39,500                                               903
       Total System Services, Inc. 108,000                                2,403
    o  Unisys Corp. 176,250                                               2,379
       Xerox Corp. 391,550                                                3,465
                                                                    -----------
                                                                        480,537

       BUSINESS SERVICES   4.2%
       ------------------------------------------------------------------------
   o+  Advent Software, Inc. 18,200                                         899
    o  Affiliated Computer Services, Inc., Class A 71,500                 3,866
    o  Allied Waste Industries, Inc. 105,665                              1,283
    o  Apollo Group, Inc., Class A  97,350                                3,732
    o  Ariba, Inc. 138,700                                                  520
       Automatic Data Processing, Inc. 340,300                           17,301
    o  Autonation, Inc. 178,500                                           2,856
    o  BEA Systems, Inc. 220,000                                          2,358
    o  Brocade Communications Systems, Inc. 125,800                       3,219
   o+  Career Education Corp. 23,700                                      1,065
    o  CDW Computer Centers, Inc. 47,400                                  2,598
    o  Cendant Corp. 536,348                                              9,649
    o  Ceridian Corp. 78,500                                              1,749
    o  Cerner Corp. 18,800                                                  998
    +  Certegy, Inc. 36,900                                               1,432
    o  Checkfree Corp. 41,400                                               843
    o  Choicepoint, Inc. 33,800                                           1,874
       Cintas Corp. 94,500                                                4,892
    o  Citrix Systems, Inc. 100,700                                       1,168
       Computer Associates International, Inc. 315,379                    5,866
    o  Computer Sciences Corp. 94,896                                     4,256
    o  Concord EFS, Inc. 280,824                                          9,152
    o  Convergys Corp. 92,300                                             2,554
   o+  Corporate Executive Board Co. 18,700                                 711
    o  CSG Systems International, Inc. 28,500                               747
       Deluxe Corp. 35,500                                                1,558
    o  DeVry, Inc. 37,500                                                   993

See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                     MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o  DoubleClick, Inc.  71,800                                             557
    o  DST Systems, Inc.  68,100                                           3,366
    o  Dun & Bradstreet Corp.  42,200                                      1,625
   o+  Earthlink, Inc.  77,500                                               564
    o  eBay, Inc.  150,400                                                 7,986
       Electronic Data Systems Corp.  264,200                             14,335
    o  Enterasys Networks, Inc.  104,000                                     114
       Equifax, Inc.  77,700                                               2,123
   o+  Exult, Inc.  55,300                                                   483
       First Data Corp.  211,102                                          16,781
    o  Fiserv, Inc.  103,889                                               4,619
    +  Global Payments, Inc.  19,600                                         753
   o+  Gtech Holdings Corp.  15,500                                          929
       H&R Block, Inc.  101,900                                            4,088
    o  I2 Technologies, Inc.  225,700                                        711
   o+  Interactive Data Corp.  48,100                                        839
       Interpublic Group of Cos., Inc.  205,950                            6,360
    o  Intuit, Inc.  117,200                                               4,592
    o  Iron Mountain, Inc.  45,100                                         1,389
    o  J.D. Edwards & Co.  64,900                                            720
       Jack Henry & Associates, Inc.  47,700                               1,110
    o  Jacobs Engineering Group, Inc.  28,800                              1,136
   o+  Keane, Inc.  40,500                                                   633
   o+  KPMG Consulting, Inc.  84,100                                       1,472
    o  Lamar Advertising Co.  44,300                                       1,902
    o  Macrovision Corp.  27,200                                             605
       Manpower, Inc.  40,800                                              1,642
    o  Manugistics Group, Inc.  36,600                                       577
    o  Mentor Graphics Corp.  34,600                                         668
    o  Mercury Interactive Corp.  44,400                                   1,655
    o  National Instruments Corp.  27,500                                  1,057
    o  NETIQ Corp.  28,900                                                   648
   o+  Network Associates, Inc.  77,800                                    1,381
       Omnicom Group, Inc.  102,700                                        8,960
   o+  Overture Services, Inc.  30,800                                     1,053
    o  Parametric Technology Corp.  140,800                                  569
       Paychex, Inc.  207,242                                              7,736
    o  PeopleSoft, Inc.  166,900                                           3,867
    o  Peregrine Systems, Inc.  102,600                                      703
   o+  Perot Systems Corp., Class A  54,100                                  963
    o  Pixar, Inc.  26,100                                                 1,054
    o  Polycom, Inc.  52,300                                               1,078
    o  Qlogic Corp.  49,700                                                2,272
   o+  Retek, Inc.  27,400                                                   647
       Reynolds & Reynolds Co., Class A  38,500                            1,115
    o  Robert Half International, Inc.  94,100                             2,471
       SEI Investments Co.  58,000                                         1,954
    o  Siebel Systems, Inc.  254,400                                       6,154
   o+  SonicWALL, Inc.  35,500                                               263
       Sonoco Products Co.  51,241                                         1,481
    o  Sungard Data Systems, Inc.  153,300                                 4,562
    o  Sycamore Networks, Inc.  146,800                                      496
    o  Symantec Corp.  78,300                                              2,773
    o  Synopsys, Inc.  35,300                                              1,592
    o  Thermo Electron Corp.  95,384                                       1,803
    o  TMP Worldwide, Inc.  59,300                                         1,789
    o  VeriSign, Inc.  128,835                                             1,192
    o  Veritas Software Corp.  219,779                                     6,229
       Viad Corp.  47,500                                                  1,448
    o  Vignette Corp.  131,800                                               339
       Waste Management, Inc.  343,075                                     9,037
    o  Wind River Systems, Inc.  41,700                                      454
    o  Yahoo!, Inc.  316,800                                               4,676
                                                                     -----------
                                                                         254,289

       CHEMICAL 1.8%
       ------------------------------------------------------------------------
       3M Co.  216,600                                                    27,248
       Air Products & Chemicals, Inc.  125,400                             6,025
       Cabot Corp.  33,700                                                 1,004
   o+  Cabot Microelectronics Corp.  12,900                                  631
       Dow Chemical Co.  493,552                                          15,695
       E.I. du Pont de Nemours & Co.  562,489                             25,031
       Eastman Chemical Co.  41,425                                        1,827
       Ecolab, Inc.  72,100                                                3,166
    o  FMC Corp.  16,800                                                     650
       Lubrizol Corp.  27,500                                                948
       Lyondell Chemical Co.  63,100                                         933
       OM Group, Inc.  16,000                                              1,068
       PPG Industries, Inc.  93,800                                        4,907
       Praxair, Inc.  89,800                                               5,128
       Rohm & Haas Co.  121,714                                            4,517
    +  RPM, Inc.  61,400                                                   1,041
       Sherwin-Williams Co.  82,800                                        2,544
       Sigma-Aldrich Corp.  39,400                                         1,867
       Solutia, Inc.  55,900                                                 467

See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Valhi, Inc. 61,600                                                   653
      Valspar Corp. 26,600                                               1,225
                                                                   -----------
                                                                       106,575

      CONSTRUCTION 0.5%
      ------------------------------------------------------------------------
      Centex Corp. 32,600                                                1,835
      Clayton Homes, Inc. 73,682                                         1,260
      D.R. Horton, Inc. 78,822                                           2,034
      Fluor Corp. 43,000                                                 1,777
      KB Home Corp. 27,000                                               1,346
      Lafarge North America, Inc. 36,400                                 1,594
      Lennar Corp. 34,300                                                1,905
      Martin Marietta Materials, Inc. 26,100                             1,017
      Masco Corp. 252,600                                                7,098
    o NVR, Inc. 4,100                                                    1,516
      Pulte Homes, Inc. 35,100                                           1,867
      The Stanley Works 45,800                                           2,129
    o Toll Brothers, Inc. 37,400                                         1,113
      Vulcan Materials Co. 54,400                                        2,503
                                                                   -----------
                                                                        28,994

      CONSUMER: DURABLE 0.3%
      ------------------------------------------------------------------------
      Black & Decker Corp. 42,800                                        2,084
    o Energizer Holdings, Inc. 49,200                                    1,176
      Ethan Allen Interiors, Inc. 20,800                                   857
   o+ Furniture Brands International, Inc. 29,300                        1,196
      Hillenbrand Industries, Inc. 33,500                                2,164
    + La-Z-Boy, Inc. 32,600                                                979
      Leggett & Platt, Inc. 105,400                                      2,772
      Maytag Corp. 41,150                                                1,899
    o Mohawk Industries, Inc. 42,439                                     2,730
      Whirlpool Corp. 35,900                                             2,691
                                                                   -----------
                                                                        18,548

      CONSUMER: NONDURABLE 1.2%
      ------------------------------------------------------------------------
    + Applebee's International, Inc. 19,900                                777
    o Brinker International, Inc. 52,700                                 1,815
    o Catalina Marketing Corp. 29,600                                    1,039
    + CBRL Group, Inc. 29,600                                              898
    o The Cheesecake Factory 26,050                                      1,084
    o Cytyc Corp. 66,300                                                 1,042
      Darden Restaurants, Inc. 66,000                                    2,633
    o Electronic Arts, Inc. 77,000                                       4,547
      Fastenal Co. 20,400                                                1,706
      Fortune Brands, Inc. 83,200                                        4,348
      Hasbro, Inc. 92,687                                                1,481
    o International Game Technology 50,600                               3,185
      International Speedway Corp., Class A 28,600                       1,230
    + Lancaster Colony Corp. 19,900                                        766
      Mattel, Inc. 234,920                                               4,849
      McDonald's Corp. 703,800                                          19,988
      Newell Rubbermaid, Inc. 146,509                                    4,600
    o Outback Steakhouse, Inc. 41,075                                    1,441
    + Ruby Tuesday, Inc. 34,100                                            857
   o+ Service Corp. International 156,400                                  612
    o Starbucks Corp. 207,900                                            4,744
    o Tricon Global Restaurants, Inc. 81,760                             5,156
      Wendy's International, Inc. 56,100                                 2,098
                                                                   -----------
                                                                        70,896

      CONTAINERS 0.1%
      ------------------------------------------------------------------------
      Ball Corp. 29,400                                                  1,398
      Bemis Co., Inc. 28,400                                             1,512
   o+ Owens-Illinois, Inc. 78,600                                        1,259
    o Pactiv Corp. 85,400                                                1,765
    o Sealed Air Corp. 44,899                                            2,006
                                                                   -----------
                                                                         7,940

      ELECTRONICS 6.0%
      ------------------------------------------------------------------------
    o Acxiom Corp. 46,600                                                  775
    o ADC Telecommunications, Inc. 423,300                               1,647
    o Adelphia Communications Corp., Class A 100,707                       606
    o Advanced Fibre Communications, Inc. 44,000                           781
    o Advanced Micro Devices, Inc.  182,200                              2,037
    o Agilent Technologies, Inc. 253,500                                 7,618
   o+ Alliant Techsystems, Inc. 13,200                                   1,422
    o Altera Corp. 210,000                                               4,318
    o American Power Conversion Corp. 104,900                            1,348
   o+ Amkor Technology, Inc. 90,100                                      1,811
    o Amphenol Corp., Class A 22,700                                       995
    o Analog Devices, Inc. 200,500                                       7,411
    o Andrew Corp. 43,712                                                  725
      Applied Biosystems Group -- Applera Corp. 116,500                  1,995
    o Applied Materials, Inc. 902,000                                   21,937
    o Applied Micro Circuits Corp. 160,000                               1,080
    o Arrow Electronics, Inc. 53,500                                     1,412
    o Atmel Corp. 249,600                                                2,246
      Avnet, Inc. 63,300                                                 1,622


See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.


                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      AVX Corp. 93,600                                                   1,865
   o+ Axcelis Technologies, Inc. 52,300                                    753
    o Broadcom Corp., Class A 144,200                                    4,975
    o Cadence Design Systems, Inc. 132,950                               2,723
    o CIENA Corp. 175,400                                                1,314
    o Conexant Systems, Inc. 136,600                                     1,393
    o Cree, Inc. 38,800                                                    457
    o Cypress Semiconductor Corp. 64,500                                 1,436
    o Emulex Corp. 43,500                                                1,261
    o Fairchild Semiconductor International, Inc., Class A 53,500        1,441
    o Finisar Corp. 105,100                                                672
    o Fisher Scientific International 29,000                               826
    o Gentex Corp. 40,300                                                1,276
    o GlobespanVirata, Inc. 74,900                                         442
    + Harman International Industries, Inc. 17,200                       1,016
      Harris Corp. 35,500                                                1,285
   o+ Hearst-Argyle Television, Inc. 49,300                              1,335
   o+ Integrated Circuit Systems, Inc. 35,500                              706
  (8) Intel Corp. 3,684,800                                            105,422
    o International Rectifier Corp. 34,000                               1,568
    o Internet Security Systems 25,700                                     504
   o+ Intersil Corp., Class A 48,600                                     1,305
      ITT Industries, Inc. 50,900                                        3,556
    o Jabil Circuit, Inc. 105,700                                        2,157
    o JDS Uniphase Corp. 738,955                                         3,207
    o Kemet Corp. 46,000                                                   891
    o KLA-Tencor Corp. 102,900                                           6,068
    o L-3 Communications Holdings, Inc. 21,100                           2,696
    o Lam Research Corp. 67,300                                          1,727
    o Lattice Semiconductor Corp. 58,700                                   696
      Linear Technology Corp. 172,800                                    6,715
    o LSI Logic Corp. 200,500                                            2,576
      Lucent Technologies, Inc. 1,879,069                                8,644
    o Maxim Integrated Products, Inc. 179,529                            8,941
   o+ McData Corp., Class A 60,300                                         409
    o Micrel, Inc. 49,800                                                1,093
    o Micron Technology, Inc. 327,800                                    7,769
      Molex, Inc. 108,421                                                3,645
      Moody's Corp. 87,200                                               3,800
      Motorola, Inc. 1,218,286                                          18,762
    o National Semiconductor Corp. 97,900                                3,086
    o Nvidia Corp. 81,100                                                2,823
      PerkinElmer, Inc. 66,100                                             846
    o Qualcomm, Inc. 420,700                                            12,688
    o Rational Software Corp. 104,100                                    1,517
    o RF Micro Devices, Inc. 89,400                                      1,556
    o Riverstone Networks, Inc. 65,370                                     307
    o Sanmina-SCI Corp. 283,352                                          2,947
    o Semtech Corp. 37,800                                               1,209
    o Solectron Corp. 445,800                                            3,254
      Symbol Technologies, Inc. 122,470                                  1,036
    o Tektronix, Inc. 49,400                                             1,087
    o Tellabs, Inc. 219,800                                              1,866
    o Teradyne, Inc. 100,500                                             3,311
      Texas Instruments, Inc. 954,555                                   29,524
    o Triquint Semiconductor, Inc. 69,911                                  709
    o Univision Communications, Inc.,  Class A 116,200                   4,643
    o Vishay Intertechnology, Inc. 85,450                                1,879
    o Vitesse Semiconductor Corp. 109,400                                  654
    o Waters Corp. 70,200                                                1,892
    o WebMD Corp. 166,900                                                1,152
    o Western Wireless Corp., Class A 38,500                               244
    o Xilinx, Inc. 185,600                                               7,008
                                                                   -----------
                                                                       364,351

      ENERGY: RAW MATERIALS  1.2%
      ------------------------------------------------------------------------
      Anadarko Petroleum Corp. 136,380                                   7,340
      Apache Corp. 77,000                                                4,491
      Baker Hughes, Inc. 183,620                                         6,919
    o BJ Services Co. 87,900                                             3,229
      Burlington Resources, Inc. 111,167                                 4,939
    o Cooper Cameron Corp. 29,000                                        1,590
      Devon Energy Corp. 99,525                                          4,908
      Ensco International, Inc. 72,200                                   2,437
      EOG Resources, Inc. 62,000                                         2,638
   o+ Forest Oil Corp. 25,100                                              791
      Halliburton Co. 233,760                                            3,972
      Helmerich & Payne, Inc. 27,200                                     1,121
    + Massey Energy Co. 39,900                                             596
    o Nabors Industries, Inc. 79,100                                     3,603
      Noble Affiliates, Inc. 30,400                                      1,187
    o Noble Drilling Corp. 74,400                                        3,225
      Occidental Petroleum Corp. 204,300                                 5,874


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Patterson-UTI Energy, Inc. 41,000                                  1,312
    o Pride International, Inc. 71,200                                   1,324
    o Rowan Cos., Inc. 50,300                                            1,277
    o Smith International, Inc. 26,500                                   1,856
      Tidewater, Inc. 32,500                                             1,414
      Valero Energy Corp. 58,388                                         2,520
    o Varco International, Inc. 51,500                                   1,055
    o Weatherford International, Inc. 63,030                             3,143
      XTO Energy, Inc. 66,350                                            1,354
                                                                   -----------
                                                                        74,115

      FOOD & AGRICULTURE 3.9%
      ------------------------------------------------------------------------
      Archer-Daniels-Midland Co. 358,636                                 4,759
      Campbell Soup Co. 223,200                                          6,163
      Coca-Cola Co. 1,366,500                                           75,854
      Coca-Cola Enterprises, Inc. 242,000                                4,748
      ConAgra Foods, Inc. 294,559                                        7,217
    o Dean Foods Co. 46,600                                              1,725
    + Dole Food Co., Inc. 30,000                                           998
    + Dreyer's Grand Ice Cream, Inc. 18,500                                863
      General Mills, Inc. 201,850                                        8,891
      H.J. Heinz Co. 194,100                                             8,150
      Hershey Foods Corp. 75,600                                         5,141
      Hormel Foods Corp. 74,500                                          1,840
      IMC Global, Inc. 61,660                                              777
      Kellogg Co. 224,300                                                8,057
   o+ Krispy Kreme Doughnuts, Inc. 29,100                                1,111
      McCormick & Co., Inc. 74,200                                       1,902
      The Pepsi Bottling Group, Inc. 155,700                             4,459
      PepsiAmericas, Inc. 83,600                                         1,275
      PepsiCo, Inc. 963,360                                             49,998
   o+ Performance Food Group Co. 23,500                                    847
      Sara Lee Corp. 430,000                                             9,107
   o+ The Scotts Co., Class A 15,500                                       740
      Servicemaster Co. 161,000                                          2,254
    o Smithfield Foods, Inc. 59,900                                      1,264
      Supervalu, Inc. 71,500                                             2,145
      Sysco Corp. 363,700                                               10,551
      Tootsie Roll Industries, Inc. 27,923                               1,309
      Tyson Foods, Inc., Class A 192,982                                 2,706
    + Whole Foods Market, Inc. 32,500                                    1,520
      Wm. Wrigley Jr. Co. 124,300                                        6,837
                                                                   -----------
                                                                       233,208

      GOLD 0.1%
      ------------------------------------------------------------------------
      Newmont Mining Corp. Holding Co. 215,438                           6,142


      HEALTHCARE / DRUGS & MEDICINE 14.0%
      ------------------------------------------------------------------------
      Abbott Laboratories 857,000                                       46,235
    o Abgenix, Inc. 46,300                                                 653
   o+ AdvancePCS Corp. 49,400                                            1,670
    o Affymetrix, Inc. 31,100                                              789
    o Alkermes, Inc. 34,300                                                691
      Allergan, Inc. 73,900                                              4,871
      AmerisourceBergen Corp. 58,695                                     4,549
    o Amgen, Inc. 578,400                                               30,586
    o Andrx Group 37,700                                                 1,705
    o Apogent Technologies, Inc. 56,700                                  1,315
    o Apria Healthcare Group, Inc. 29,300                                  762
    o Barr Laboratories, Inc. 22,800                                     1,520
      Bausch & Lomb, Inc. 28,800                                         1,036
      Baxter International, Inc. 326,400                                18,572
      Beckman Coulter, Inc. 32,700                                       1,562
      Becton, Dickinson & Co. 142,600                                    5,300
    o Biogen, Inc. 82,800                                                3,599
      Biomet, Inc. 148,100                                               4,181
    o Boston Scientific Corp. 221,242                                    5,513
      Bristol-Myers Squibb Co. 1,060,300                                30,537
      C.R. Bard, Inc. 27,400                                             1,505
      Cardinal Health, Inc. 248,156                                     17,185
    o Caremark Rx, Inc. 124,600                                          2,679
    o Celera Genomics Group -- Applera Corp. 36,300                        568
    o Celgene Corp. 40,500                                                 801
    o Cephalon, Inc. 30,700                                              1,800
   o+ Charles River Laboratories International, Inc. 23,700                710
    o Chiron Corp. 104,912                                               4,246
   o+ Community Health Systems, Inc. 53,400                              1,550
   o+ Covance, Inc. 31,900                                                 640
    o Coventry Health Care, Inc. 35,200                                  1,109
   o+ CV Therapeutics, Inc. 13,500                                         391
    o DaVita, Inc. 45,400                                                1,177
      Dentsply International, Inc. 41,850                                1,660
   o+ Edwards Lifesciences Corp. 31,800                                    799
      Eli Lilly & Co. 616,568                                           40,724


See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Enzon, Inc. 23,000                                                   857
    o Express Scripts, Inc., Class A 42,500                              2,686
    o First Health Group Corp. 53,400                                    1,549
    o Forest Laboratories, Inc., Class A 98,400                          7,591
    o Genzyme Corp.-- General Division 117,800                           4,823
    o Gilead Sciences, Inc. 106,500                                      3,314
    o Guidant Corp. 166,272                                              6,252
      HCA, INC. 282,672                                                 13,509
    o Health Management Associates, Inc.,  Class A 131,528               2,807
    o Health Net, Inc. 66,300                                            1,966
    o HealthSouth Corp. 214,800                                          3,243
    o Henry Schein, Inc. 22,900                                          1,090
    o Human Genome Sciences, Inc. 68,600                                 1,080
    o Humana, Inc. 90,500                                                1,480
      ICN Pharmaceuticals, Inc. 43,774                                   1,211
    o Icos Corp. 31,700                                                    817
    o Idec Pharmaceuticals Corp. 85,300                                  4,687
    o ImClone Systems 39,084                                               629
    o Immunex Corp. 298,500                                              8,101
      IMS Health, Inc. 162,000                                           3,339
    o Incyte Genomics, Inc. 35,600                                         292
   o+ InterMune, Inc. 15,300                                               409
    o Invitrogen Corp. 28,400                                              985
      IVAX Corp. 105,825                                                 1,249
  (7) Johnson & Johnson 1,686,120                                      107,676
    o King Pharmaceuticals, Inc. 135,266                                 4,239
    o Laboratory Corp. of America Holdings, Inc. 41,400                  4,107
   o+ LifePoint Hospitals, Inc. 21,100                                     886
    o Lincare Holdings, Inc. 57,800                                      1,820
    o Manor Care, Inc. 54,900                                            1,408
      McKesson Corp. 156,828                                             6,334
    o Medarex, Inc. 39,100                                                 396
    o Medicis Pharmaceutical Corp., Class A 16,300                         873
    o Medimmune, Inc. 136,250                                            4,551
      Medtronic, Inc. 665,400                                           29,737
      Merck & Co., Inc. 1,251,308                                       67,996
    o Millennium Pharmaceuticals, Inc. 152,520                           3,044
      Mylan Laboratories, Inc. 67,350                                    1,783
   o+ Neurocrine Biosciences, Inc. 16,000                                  526
      Omnicare, Inc. 50,100                                              1,340
    o Orthodontic Centers of America, Inc. 26,800                          714
    o OSI Pharmaceuticals, Inc. 18,900                                     604
    o Oxford Health Plans, Inc. 49,300                                   2,276
    o Patterson Dental Co. 36,300                                        1,673
      IPfizer, Inc. 3,451,952                                          125,478
   o+ Pharmaceutical Product Development, Inc. 27,900                      703
      Pharmacia Corp. 711,500                                           29,335
    o Priority Healthcare Corp., Class B 24,400                            726
    o Protein Design Labs, Inc. 47,200                                     848
    o Quest Diagnostic, Inc. 54,800                                      5,038
    o Quintiles Transnational Corp. 64,160                                 911
   o+ Renal Care Group, Inc. 26,400                                        937
    o ResMed, Inc. 17,200                                                  638
      Schering-Plough Corp. 801,800                                     21,889
    o Sepracor, Inc. 41,800                                                529
   o+ SICOR, Inc. 61,300                                                 1,086
    o St. Jude Medical, Inc. 50,250                                      4,181
   o+ Steris Corp. 37,200                                                  824
      Stryker Corp. 108,400                                              5,800
   o+ Techne Corp. 22,300                                                  595
    o Tenet Healthcare Corp. 181,073                                    13,285
   o+ Transkaryotic Therapies, Inc. 18,400                                 733
   o+ Triad Hospitals, Inc. 38,700                                       1,625
    o Trigon Healthcare, Inc. 19,200                                     1,933
      UnitedHealth Group, Inc. 173,600                                  15,244
    o Universal Health Services, Class B 32,300                          1,504
    o Varian Medical Systems, Inc. 36,200                                1,569
    o Vertex Pharmaceuticals, Inc. 40,200                                  855
    o Watson Pharmaceuticals, Inc. 57,100                                1,405
    o Wellpoint Health Networks, Inc. 80,450                             6,040
      Wyeth 726,600                                                     41,416
   o+ Zimmer Holdings, Inc. 107,400                                      3,728
                                                                   -----------
                                                                       847,994

      HOUSEHOLD PRODUCTS  2.0%
      ------------------------------------------------------------------------
      Alberto-Culver Co., Class B 30,500                                 1,664
      Avon Products, Inc. 130,200                                        7,272
      Clorox Co. 128,100                                                 5,668
      Colgate-Palmolive Co. 302,200                                     16,020
    + The Dial Corp. 50,900                                              1,068


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Estee Lauder Cos., Inc., Class A 72,200                            2,610
      Gillette Co. 579,310                                              20,554
      International Flavors & Fragrances, Inc. 50,900                    1,639
      Procter & Gamble Co. 714,000                                      64,446
                                                                   -----------
                                                                       120,941

      INSURANCE 4.5%
      ------------------------------------------------------------------------
      21st Century Insurance Group 45,800                                  973
      Aetna, Inc. 80,365                                                 3,825
      AFLAC, Inc. 286,500                                                8,566
    o Alleghany Corp. 3,969                                                750
      Allmerica Financial Corp. 28,400                                   1,417
      Allstate Corp. 392,148                                            15,584
      AMBAC Financial Group, Inc. 60,100                                 3,778
      American Financial Group, Inc. 36,700                              1,090
  (9) American International Group, Inc. 1,436,871                      99,317
      American National Insurance Co. 14,200                             1,411
    + Amerus Group Co. 22,400                                              844
      AON Corp. 147,912                                                  5,285
      Arthur J. Gallagher & Co. 45,500                                   1,643
    + Brown & Brown, Inc. 37,400                                         1,242
      Chubb Corp. 94,600                                                 7,256
      CIGNA Corp. 80,600                                                 8,785
      Cincinnati Financial Corp.   90,114                                4,223
    o CNA Financial Corp. 123,400                                        3,709
    + Commerce Group, Inc. 17,900                                          722
      Conseco, Inc. 184,835                                                689
      Erie Indemnity Co., Class A  34,300                                1,495
      Fidelity National Financial, Inc. 45,980                           1,419
      First American Corp. 36,800                                          813
      Hartford Financial Services Group, Inc. 134,500                    9,321
      HCC Insurance Holdings, Inc. 32,600                                  848
      Jefferson-Pilot Corp. 84,187                                       4,216
    + John Hancock Financial Services 163,700                            6,319
      Leucadia National Corp. 29,700                                     1,083
      Lincoln National Corp. 105,100                                     5,034
      Loews Corp. 105,600                                                6,331
    o Markel Corp. 5,300                                                 1,155
      Marsh & McLennan Cos., Inc. 150,300                               15,192
      MBIA, Inc. 83,100                                                  4,482
      Mercury General Corp. 29,100                                       1,455
      MGIC Investment Corp. 61,000                                       4,353
      Mony Group, Inc. 25,600                                              998
      Old Republic International Corp. 63,775                            2,119
      The PMI Group, Inc. 23,900                                         1,939
      Progressive Corp. 126,600                                          7,280
      Protective Life Corp. 36,800                                       1,172
      Radian Group, Inc. 50,300                                          2,611
      Reinsurance Group of America, Inc. 26,600                            859
      SAFECO Corp. 68,500                                                2,288
      St. Paul Cos., Inc. 114,754                                        5,716
      StanCorp Financial Group 16,100                                      942
      Torchmark Corp. 70,100                                             2,866
      Unitrin, Inc. 36,100                                               1,504
      UnumProvident Corp. 133,271                                        3,764
    + W.R. Berkley Corp. 17,400                                          1,053
      Wesco Financial Corp. 3,900                                        1,240
                                                                   -----------
                                                                       270,976

      MEDIA 3.9%
      ------------------------------------------------------------------------
    o AOL Time Warner, Inc. 2,429,930                                   46,217
      Belo Corp., Class A 59,100                                         1,381
    o Cablevision Systems Corp., Class A 71,400                          1,678
    o Charter Communications, Inc., Class A 158,000                      1,294
    o Clear Channel Communications, Inc. 326,829                        15,345
    o Comcast Corp., Special Class A 520,976                            13,936
    o Cox Communications, Inc., Class A 313,686                         10,474
      Dow Jones & Co., Inc. 45,550                                       2,476
      The E.W. Scripps Co., Class A 46,075                               3,672
    o EchoStar Communications Corp., Class A 132,600                     3,607
    o Entercom Communications Corp. 29,300                               1,531
    o Fox Entertainment Group, Inc., Class A 165,200                     3,899
      Gannett Co., Inc. 144,900                                         10,621
      Harte-Hanks, Inc. 33,800                                           1,086
    o Hispanic Broadcasting Corp. 58,200                                 1,561
      Hollinger International, Inc. 57,700                                 737
      John Wiley & Sons, Inc., Class A 32,800                              872
      Knight-Ridder, Inc. 48,600                                         3,256
      Lee Enterprises, Inc. 23,700                                         930


See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      McClatchy Co., Class A 24,500                                      1,465
      McGraw-Hill Cos., Inc. 106,550                                     6,818
   o+ Mediacom Communications Corp. 48,600                                 486
      Meredith Corp. 26,500                                              1,135
    o Metro-Goldwyn-Mayer, Inc. 133,420                                  2,155
      New York Times Co., Class A 84,826                                 3,949
   o+ PanAmSat Corp. 80,400                                              1,889
      R.R. Donnelley & Sons Co. 61,400                                   1,962
      Reader's Digest Association, Inc., Class A 53,700                  1,278
    o Scholastic Corp. 19,000                                              964
      Tribune Co. 162,600                                                7,182
    o USA Networks, Inc. 187,300                                         5,602
    o Valassis Communications, Inc. 28,800                               1,077
    o Viacom, Inc., Class B 976,079                                     45,973
      The Walt Disney Co. 1,118,621                                     25,930
      Washington Post Co., Class B 6,600                                 4,170
    o Westwood One, Inc. 57,600                                          2,074
   o+ XM Satellite Radio Holdings, Inc., Class A 39,200                    451
                                                                   -----------
                                                                       239,133

      MISCELLANEOUS 0.2%
      ------------------------------------------------------------------------
    o Extreme Networks, Inc. 61,300                                        551
    o Grant Prideco, Inc. 58,700                                           939
      United Parcel Service, Inc., Class B 188,100                      11,294
                                                                   -----------
                                                                        12,784

      MISCELLANEOUS FINANCE 7.9%
      ------------------------------------------------------------------------
      A.G. Edwards, Inc. 43,743                                          1,790
    o Affiliated Managers Group, Inc. 11,900                               757
      Allied Capital Corp. 53,000                                        1,383
      American Express Co. 732,200                                      30,027
    o AmeriCredit Corp. 45,300                                           1,759
      Astoria Financial Corp. 49,500                                     1,588
      Bear Stearns Cos., Inc. 54,371                                     3,368
    o Berkshire Hathaway, Inc., Class A 839                             61,625
    o BISYS Group, Inc. 66,700                                           2,281
   o+ BOK Financial Corp. 27,400                                           932
      Capital One Financial Corp. 118,750                                7,112
    / Charles Schwab Corp. 746,697                                       8,505
      Charter One Financial, Inc. 124,076                                4,390
  (6) Citigroup, Inc. 2,826,453                                        122,385
      Countrywide Credit Industries, Inc. 69,085                         3,227
    o E*trade Group, Inc. 199,800                                        1,506
      Eaton Vance Corp. 37,200                                           1,359
      Fannie Mae 549,800                                                43,396
      Federated Investors, Inc., Class B 62,350                          1,999
      Franklin Resources, Inc. 143,900                                   6,029
      Freddie Mac 381,500                                               24,931
      Golden State Bancorp, Inc. 72,800                                  2,402
      Goldman Sachs Group, Inc. 109,500                                  8,623
      Greater Bay Bancorp 26,700                                           894
      Household International, Inc.  251,798                            14,677
   o+ IndyMac Bancorp, Inc. 32,700                                         826
    o Investment Technology Group, Inc. 26,100                           1,201
      Investors Financial Services Corp. 17,200                          1,267
      John Nuveen Co., Class A 25,500                                    1,479
    o Knight Trading Group, Inc. 66,600                                    374
    o LaBranche & Co., Inc. 31,500                                         863
      Legg Mason, Inc. 35,800                                            1,799
      Lehman Brothers Holdings, Inc. 134,160                             7,915
      MBNA Corp. 467,687                                                16,579
      Merrill Lynch & Co., Inc. 461,600                                 19,359
      Metris Cos., Inc. 34,250                                             447
      Morgan Stanley Dean Witter & Co. 604,510                          28,847
      Nueberger Berman, Inc. 37,800                                      1,642
      Raymond James Financial, Inc. 25,800                                 863
      Sovereign Bancorp., Inc. 139,700                                   2,016
      Stilwell Financial, Inc. 118,700                                   2,535
    + Student Loan Corp. 10,800                                          1,051
      T. Rowe Price Group, Inc. 66,200                                   2,322
      TCF Financial Corp. 41,300                                         2,150
      USA Education, Inc. 86,950                                         8,334
      Waddell & Reed Financial, Inc., Class A 42,900                     1,105
      Washington Federal, Inc. 34,192                                      893
      Washington Mutual, Inc. 528,510                                   19,941
      Webster Financial Corp. 26,500                                     1,050
                                                                   -----------
                                                                       481,803

      NON-FERROUS METALS 0.3%
      ------------------------------------------------------------------------
      Alcoa, Inc. 465,695                                               15,847
      Engelhard Corp. 69,587                                             2,117
    o Freeport-McMoran Copper & Gold, Inc., Class B 77,194               1,371


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Phelps Dodge Corp. 42,200                                          1,511
                                                                   -----------
                                                                        20,846

      OIL: DOMESTIC 1.0%
      ------------------------------------------------------------------------
      Amerada Hess Corp. 51,100                                          3,928
      Ashland, Inc. 37,100                                               1,515
      Conoco, Inc., Class B 341,700                                      9,585
      Diamond Offshore Drilling, Inc. 70,800                             2,203
      Kerr-McGee Corp. 57,302                                            3,427
      Marathon Oil Corp. 169,400                                         4,923
      Murphy Oil Corp. 24,370                                            2,299
    o National-Oilwell, Inc. 43,400                                      1,153
    o Newfield Exploration Co. 23,600                                      893
      Ocean Energy, Inc. 92,200                                          1,973
      Phillips Petroleum Co. 210,980                                    12,619
    o Pioneer Natural Resources Co. 62,600                               1,502
    + Pogo Producing Co. 28,800                                            986
      Sunoco, Inc. 42,200                                                1,451
      Transocean Sedco Forex, Inc. 174,400                               6,191
      Unocal Corp. 134,334                                               4,996
                                                                   -----------
                                                                        59,644

      OIL: INTERNATIONAL 3.4%
      ------------------------------------------------------------------------
      ChevronTexaco Corp. 585,346                                       50,755
  (3) Exxon Mobil Corp. 3,755,130                                      150,844
      GlobalSantaFe Corp. 128,371                                        4,504
                                                                   -----------
                                                                       206,103
      OPTICAL & PHOTO 0.1%
      ------------------------------------------------------------------------
      Eastman Kodak Co. 159,500                                          5,137

      PAPER & FOREST PRODUCTS 0.8%
      ------------------------------------------------------------------------
      Boise Cascade Corp. 31,200                                         1,057
      Bowater, Inc. 29,300                                               1,397
      Georgia-Pacific Group 126,688                                      3,671
      International Paper Co. 264,945                                   10,977
      Kimberly-Clark Corp. 287,960                                      18,752
      MeadWestvaco Corp. 110,053                                         3,231
    + Rayonier, Inc. 14,700                                                863
    o Smurfit-Stone Container Corp. 130,800                              2,124
      Temple-Inland, Inc. 30,000                                         1,588
      Weyerhaeuser Co. 123,000                                           7,332
                                                                   -----------
                                                                        50,992

      PRODUCER GOODS & MANUFACTURING 4.6%
      ------------------------------------------------------------------------
    o American Standard Cos., Inc. 43,500                                3,249
    + AptarGroup, Inc. 19,300                                              717
      Avery Dennison Corp. 62,500                                        4,003
      Caterpillar, Inc. 190,600                                         10,411
      Cooper Industries, Inc. 50,300                                     2,203
      Corning, Inc. 514,341                                              3,441
      Deere & Co. 129,400                                                5,792
      Dover Corp. 112,100                                                4,177
      Emerson Electric Co. 232,500                                      12,413
 =(1) General Electric Co. 5,456,200                                   172,143
    o Hanover Compressor Co. 33,900                                        639
    + Harsco Corp. 21,500                                                  914
      Herman Miller, Inc. 40,600                                           992
      HON Industries, Inc. 31,500                                          943
      Honeywell International, Inc. 445,863                             16,354
      Hubbell, Inc., Class B 31,438                                      1,082
      Illinois Tool Works, Inc. 171,242                                 12,347
      Ingersoll-Rand Co., Class A 93,650                                 4,678
      Johnson Controls, Inc. 50,300                                      4,338
      Millipore Corp. 25,600                                             1,023
      Pall Corp. 65,533                                                  1,363
      Parker-Hannifin Corp. 66,375                                       3,315
    + Pentair, Inc. 26,300                                               1,277
      Precision Castparts Corp. 27,700                                     980
    + Roper Industries, Inc. 16,600                                        763
      Snap-On, Inc. 31,050                                                 984
      Teleflex, Inc. 20,900                                              1,181
      W.W. Grainger, Inc. 53,700                                         3,011
    + York International Corp. 20,900                                      761
    o Zebra Technologies Corp., Class A 17,000                             963
                                                                   -----------
                                                                       276,457

      RAILROAD & SHIPPING 0.4%
      ------------------------------------------------------------------------
      Burlington Northern Santa Fe Corp. 210,853                         5,796
      CSX Corp. 117,800                                                  4,261
      GATX Corp. 26,100                                                    836
      Norfolk Southern Corp. 211,200                                     4,526
      Union Pacific Corp. 136,261                                        7,740
                                                                   -----------
                                                                        23,159

See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      REAL PROPERTY 1.0%
      ------------------------------------------------------------------------
    + AMB Property Corp. 44,900                                          1,259
    + Apartment Investment & Management Co., Class A 43,400              2,131
    + Archstone-Smith Trust 96,100                                       2,591
    + Arden Realty, Inc. 34,200                                            963
    + AvalonBay Communities, Inc. 37,400                                 1,783
    + Boston Properties, Inc. 48,700                                     1,898
    + BRE Properties, Class A 24,500                                       800
    + Camden Property Trust 21,900                                         872
    + CarrAmerica Realty Corp. 32,800                                    1,053
    o Catellus Development Corp. 52,000                                  1,061
    + Crescent Real Estate Equity Co. 65,300                             1,281
    + Duke Realty Corp. 70,100                                           1,844
    + Equity Office Properties Trust 225,700                             6,462
    + Equity Residential Properties Trust 148,700                        4,193
      Forest City Enterprises, Inc., Class A 27,350                      1,052
    + General Growth Properties 33,200                                   1,518
    + Health Care Property Investors, Inc. 29,900                        1,221
    + Highwoods Properties, Inc. 28,400                                    799
    + Hospitality Properties Trust 33,600                                1,142
    + Kimco Realty Corp. 57,900                                          1,859
    + Liberty Property Trust 39,400                                      1,259
    + Mack-Cali Realty Corp. 30,600                                      1,004
    + New Plan Excel Realty Trust 50,300                                   983
    + The Plum Creek Timber Co., Inc. 99,000                             3,015
    + Post Properties, Inc. 19,800                                         673
    + Prologis Trust 97,300                                              2,160
    + Public Storage, Inc. 64,500                                        2,449
    + The Rouse Co. 48,800                                               1,579
   o+ Security Capital Group, Inc., Class B 50,000                       1,286
    + Simon Property Group, Inc. 92,400                                  3,118
      The St. Joe Co. 42,700                                             1,313
    + United Dominion Realty Trust 55,400                                  925
    + Vornado Realty Trust 59,400                                        2,620
    + Weingarten Realty Investment 31,500                                1,121
                                                                   -----------
                                                                        59,287

      RETAIL 7.0%
      ------------------------------------------------------------------------
   o+ 99 Cents Only Stores 37,066                                        1,152
      Albertson's, Inc. 221,242                                          7,420
    o Amazon.com, Inc. 202,800                                           3,385
    o American Eagle Outfitters, Inc. 38,550                               980
    o AutoZone, Inc. 61,300                                              4,659
    o Barnes & Noble, Inc. 36,000                                        1,088
    o Bed, Bath & Beyond, Inc. 159,000                                   5,910
    o Best Buy Co., Inc. 116,100                                         8,632
    o BJ's Wholesale Club, Inc. 39,100                                   1,745
   o+ Borders Group, Inc. 43,600                                         1,016
      Circuit City Stores-Circuit City Group 111,700                     2,408
    o Costco Wholesale Corp. 249,008                                    10,010
      CVS Corp. 212,914                                                  7,128
      Dillards, Inc., Class A 44,900                                     1,100
      Dollar General Corp. 180,369                                       2,841
    o Dollar Tree Stores, Inc. 60,200                                    2,296
      Family Dollar Stores, Inc. 96,000                                  3,322
    o Federated Department Stores, Inc. 106,700                          4,239
      The Gap, Inc. 471,400                                              6,651
      Home Depot, Inc. 1,286,597                                        59,660
      J.C. Penney Co., Inc. Holding Co. 145,000                          3,152
    o Kohl's Corp. 186,100                                              13,716
    o Kroger Co. 437,180                                                 9,955
   o+ Lands' End, Inc. 16,000                                              805
      The Limited, Inc. 333,468                                          6,389
      Lowe's Cos., Inc. 425,000                                         17,973
      May Department Stores Co. 163,950                                  5,686
    o Michaels Stores, Inc. 34,800                                       1,408
    o The Neiman Marcus Group, Inc., Class A 25,600                        937
      Nordstrom, Inc. 72,100                                             1,691
    o Office Depot, Inc. 168,148                                         3,218
    + Pier 1 Imports, Inc. 50,000                                        1,198
      RadioShack Corp. 99,632                                            3,109
   o+ Rite Aid Corp. 276,600                                               877
      Ross Stores, Inc. 42,900                                           1,742
    o Safeway, Inc. 275,480                                             11,556
    o Saks, Inc. 76,140                                                  1,132
      Sears, Roebuck & Co. 176,000                                       9,284
    o Staples, Inc. 250,960                                              5,012
      Target Corp. 497,400                                              21,712
      Tiffany & Co., Inc. 78,400                                         3,116
      TJX Cos., Inc. 149,800                                             6,528


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Toys 'R' Us, Inc. 106,480                                          1,839
 =(4) Wal-Mart Stores, Inc. 2,447,800                                  136,734
      Walgreen Co. 560,400                                              21,166
    o Williams-Sonoma, Inc. 30,600                                       1,763
      Winn-Dixie Stores, Inc. 75,400                                     1,308
   o+ Zale Corp. 18,700                                                    743
                                                                   -----------
                                                                       429,391

      STEEL 0.1%
      ------------------------------------------------------------------------
    + Allegheny Technologies, Inc. 43,100                                  728
      Nucor Corp. 41,700                                                 2,437
      United States Steel Corp. 47,860                                     863
                                                                   -----------
                                                                         4,028

      TELEPHONE 3.9%
      ------------------------------------------------------------------------
      Alltel Corp. 169,467                                               8,389
      AT&T Corp. 1,941,512                                              25,473
    o AT&T Wireless Services, Inc. 1,483,621                            13,278
    o Avaya, Inc. 196,600                                                1,207
      BellSouth Corp. 1,032,400                                         31,333
    o Broadwing, Inc. 117,252                                              774
      CenturyTel, Inc. 75,687                                            2,096
    o Citizens Communications Co. 150,218                                1,392
    o Crown Castle International Corp. 115,700                             845
    o Level 3 Communications, Inc. 205,300                                 838
    o Nextel Communications, Inc., Class A 428,000                       2,358
   o+ Nextel Partners, Inc., Class A 88,800                                452
    o Openwave Systems, Inc. 93,300                                        534
    o Qwest Communications International, Inc. 911,447                   4,585
      SBC Communications, Inc. 1,841,028                                57,182
      Scientific-Atlanta, Inc. 83,700                                    1,674
      Sprint Corp. (FON Group) 486,468                                   7,710
    o Sprint Corp. (PCS Group) 541,921                                   6,075
      Telephone & Data Systems, Inc. 34,900                              3,001
    o Triton PCS Holdings, Inc., Class A 31,900                            257
    o U.S. Cellular Corp. 46,400                                         1,833
      Verizon Communications, Inc. 1,491,593                            59,828
    o West Corp. 34,900                                                    977
      WorldCom, Inc.-- MCI Group 61,753                                    232
    o WorldCom, Inc.-- WorldCom Group 1,609,028                          3,989
                                                                   -----------
                                                                       236,312

      TOBACCO 1.2%
      ------------------------------------------------------------------------
      Philip Morris Cos., Inc. 1,192,400                                64,902
      R.J. Reynolds Tobacco Holdings, Inc. 51,500                        3,564
      UST, Inc. 92,200                                                   3,670
                                                                   -----------
                                                                        72,136

      TRAVEL & RECREATION 0.8%
      ------------------------------------------------------------------------
      Brunswick Corp. 52,600                                             1,483
      Callaway Golf Co. 41,800                                             736
    + Carnival Corp. 320,800                                            10,686
    o Extended Stay America, Inc. 49,900                                   833
    o Harrah's Entertainment, Inc. 63,700                                3,131
      Hilton Hotels Corp. 201,567                                        3,298
    + Host Marriott Corp. 141,000                                        1,679
    o Mandalay Resort Group 38,000                                       1,363
      Marriott International, Inc., Class A 133,700                      5,875
    o MGM Mirage, Inc. 89,000                                            3,573
    o Park Place Entertainment Corp. 161,500                             1,986
      Royal Caribbean Cruises Ltd. 103,100                               2,432
    o Sabre Holdings Corp. 75,100                                        3,492
    o Six Flags, Inc. 49,600                                               908
    + Starwood Hotels & Resorts Worldwide, Inc. 109,600                  4,143
                                                                   -----------
                                                                        45,618

      TRUCKING & FREIGHT 0.1%
      ------------------------------------------------------------------------
      C.H. Robinson Worldwide, Inc. 45,300                               1,426
      CNF, Inc. 26,200                                                     828
      Expeditores International of Washington, Inc. 27,700               1,603
      Paccar, Inc. 42,720                                                3,053
    + Ryder Systems, Inc. 32,600                                           924
    o Swift Transportation Co., Inc. 45,700                                889
                                                                   -----------
                                                                         8,723

      UTILITIES: ELECTRIC & GAS 3.5%
      ------------------------------------------------------------------------
    o AES Corp. 285,806                                                  2,292
    + AGL Resources, Inc. 29,400                                           704
      Allegheny Energy, Inc. 70,600                                      2,960
      Allete, Inc. 44,700                                                1,365
      Alliant Energy Corp. 47,000                                        1,328
      Ameren Corp. 77,330                                                3,229
      American Electric Power Co., Inc. 175,820                          8,053
      American Water Works Co., Inc. 53,600                              2,342


See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Aquila, Inc. 75,750                                                1,215
    o Calpine Corp. 203,900                                              2,243
      Cinergy Corp. 90,565                                               3,218
      CMS Energy Corp. 71,300                                            1,380
      Conectiv, Inc. 47,600                                              1,187
      Consolidated Edison, Inc. 117,300                                  5,113
      Constellation Energy Group, Inc. 91,350                            2,916
      Dominion Resources, Inc. 143,916                                   9,559
      DPL, Inc. 67,892                                                   1,767
      DTE Energy Co. 90,783                                              4,116
      Duke Energy Corp. 453,162                                         17,370
      Dynegy, Inc., Class A 191,714                                      3,451
      Edison International 178,400                                       3,238
      El Paso Corp. 279,646                                             11,186
      Energy East Corp. 62,700                                           1,379
      Entergy Corp. 122,021                                              5,662
      Equitable Resources, Inc. 34,300                                   1,233
      Exelon Corp. 175,087                                               9,507
      FirstEnergy Corp. 163,098                                          5,431
      FPL Group, Inc. 97,800                                             6,209
      Great Plains Energy, Inc. 33,200                                     780
    + Hawaiian Electric Industries, Inc. 21,700                          1,025
      Idacorp, Inc. 20,100                                                 761
      KeySpan Corp. 74,634                                               2,635
      Kinder Morgan, Inc. 67,300                                         3,258
      MDU Resources Group, Inc. 37,100                                   1,081
   o+ Mirant Corp. 219,700                                               2,654
      National Fuel Gas Co. 42,600                                       1,015
      NICOR, Inc. 24,100                                                 1,127
      NiSource, Inc. 114,380                                             2,528
      Northeast Utilities 75,200                                         1,504
      NSTAR 28,500                                                       1,305
      OGE Energy Corp. 41,800                                              989
      Peoples Energy Corp. 19,000                                          741
      PG&E Corp. 211,158                                                 4,962
    + Philadelphia Suburban Corp. 36,600                                   882
      Pinnacle West Capital Corp. 45,400                                 1,989
      Potomac Electric Power Co. 57,600                                  1,317
      PPL Corp. 82,020                                                   3,126
      Progress Energy, Inc. 121,300                                      6,294
      Public Service Enterprise Group, Inc. 114,800                      5,321
      Puget Energy, Inc. 46,500                                            964
      Questar Corp. 43,700                                               1,219
      Reliant Energy, Inc. 163,417                                       4,147
    o Republic Services, Inc. 90,700                                     1,796
    + RGS Energy Group, Inc. 18,600                                        738
      Scana Corp. 56,200                                                 1,796
      Sempra Energy 114,638                                              2,931
    + Sierra Pacific Resources 54,800                                      388
      Southern Co. 382,700                                              10,850
      Teco Energy, Inc. 74,900                                           2,085
      TXU Corp. 145,212                                                  7,902
      Vectren Corp. 36,300                                                 905
      WGL Holdings, Inc. 26,100                                            707
      Williams Cos., Inc. 282,809                                        5,402
      Wisconsin Energy Corp. 62,500                                      1,625
      XCEL Energy, Inc. 201,335                                          5,120
                                                                   -----------
                                                                       213,522

SHORT TERM INVESTMENT
0.1% of investments

      Provident Institutional Temp Fund 6,985,691                        6,986


U.S. TREASURY OBLIGATIONS
0.0% of investments

      SECURITY RATE, MATURITY DATE                   FACE VALUE
                                                    ($ x 1,000)

    = U.S. Treasury Bill, 1.76%, 06/13/02                   200            199
    = U.S. Treasury Bills, 1.80%-1.81%, 06/20/02            170            170
                                                                   -----------
                                                                           369

      WARRANTS
      0.0% of investments

      SECURITY AND NUMBER OF SHARES

      ELECTRONICS 0.0%
      ------------------------------------------------------------------------
      Per-Se Technologies, Inc. expires 7/8/03 488                          --


END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.


ASSETS
--------------------------------------------------------------------------------
Investments, at market value (including $437,209
   of securities on loan)                                         $ 6,063,354 a
Collateral held for securities on loan                                453,098
Receivables:
   Fund shares sold                                                     4,520
   Interest                                                                11
   Dividends                                                            4,330
   Investments sold                                                         3
   Income from lending securities                                         135
Prepaid expenses                                               +           77
                                                               -----------------
TOTAL ASSETS                                                        6,525,528

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                453,098
Payables:
   Fund shares redeemed                                                 5,091
   Investments bought                                                   2,904
   Borrowings on line of credit                                           124
   Investment adviser and administrator fees                              105
   Transfer agent and shareholder service fees                             84
Accrued expenses                                               +          424
                                                               -----------------
TOTAL LIABILITIES                                                     461,830

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                        6,525,528
TOTAL LIABILITIES                                              -      461,830
                                                               -----------------
NET ASSETS                                                        $ 6,063,698

NET ASSETS BY SOURCE
Capital received from investors                                     4,497,948
Net investment income not yet distributed                              17,780
Net realized capital losses                                          (259,498)
Net unrealized capital gains                                        1,807,468 b


NET ASSET VALUE (NAV)

                                                        SHARES
SHARE CLASS               NET ASSETS   (DIVIDED BY)   OUTSTANDING   =       NAV
Investor Shares           $4,035,197                  132,461            $30.46
Select Shares(R)          $2,028,501                   66,606            $30.46

a The fund paid $4,255,672 for these securities. Not counting short-term obligations and government securities, the fund paid $388,152 for securities during the report period and received $282,607 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had eighteen open S&P 500 futures contracts due to expire on June 21, 2002, with a contract value of $4,847 and unrealized losses of $214.

FEDERAL TAX DATA
--------------------------------------------------
COST BASIS OF PORTFOLIO                $4,262,411
NET UNREALIZED GAINS AND LOSSES:
Gains                                  $2,433,860
Losses                              +    (633,131)
                                    --------------
                                       $1,800,729

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                     Loss amount
    2003                                 $    415
    2004                                      844
    2005                                    2,606
    2006                                      650
    2007                                   11,853
    2009                                   97,971


See the Financial Notes, which are integral to this information.

SCHWAB 1000 FUND(R) -- FINANCIALS

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002; unaudited. All numbers x 1,000.


INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                           $  40,762 a
Interest                                                                   72
Lending of securities                                          +        1,073
                                                               ---------------
TOTAL INVESTMENT INCOME                                                41,907

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                              (128,990)
Net realized losses on futures contracts                       +         (104)
                                                               ---------------
NET REALIZED LOSSES                                                  (129,094)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                   322,746
Net unrealized losses on futures contracts                     +         (226)
                                                               ---------------
NET UNREALIZED GAINS                                                  322,520

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                               6,954  b
Transfer agent and shareholder service fees:
   Investor Shares                                                      5,125  c
   Select Shares(R)                                                     1,021  c
Trustees' fees                                                             28  d
Custodian fees                                                            107
Portfolio accounting fees                                                 431
Professional fees                                                          35
Registration fees                                                         100
Shareholder reports                                                       256
Interest expense                                                            8
Other expenses                                                 +           66
                                                               ---------------
Total expenses                                                         14,131
Expense reduction                                              -        1,120  e
                                                               ---------------
NET EXPENSES                                                           13,011

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                41,907
NET EXPENSES                                                   -       13,011
                                                               ---------------
NET INVESTMENT INCOME                                                  28,896
NET REALIZED LOSSES                                                  (129,094) f
NET UNREALIZED GAINS                                           +      322,520  f
                                                               ---------------
INCREASE IN NET ASSETS FROM OPERATIONS                              $ 222,322


a  An additional $2 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.30% of the first $500 million, and 0.22% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class.

d  For the fund's independent trustees only.

e Includes $300 from the investment adviser (CSIM) and $820 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2003, as follows:

                                    % OF AVERAGE
   SHARE CLASS                  DAILY NET ASSETS
   ---------------------------------------------
   Investor Shares                    0.46
   Select Shares                      0.35

   This limit does not include interest, taxes and certain non-routine expenses.

f  These add up to a net gain on investments of $193,426.



See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/01-4/30/02 are unaudited.


OPERATIONS
--------------------------------------------------------------------------------
                                             11/1/01-4/30/02    11/1/00-10/31/01
Net investment income                              $  28,896        $    54,127
Net realized losses                                 (129,094)
Net unrealized gains or losses               +       322,520         (1,925,858)
                                             -----------------------------------
INCREASE OR DECREASE IN NET ASSETS
   FROM OPERATIONS                                   222,322         (1,978,690)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                       35,185             30,745
Select Shares(R)                             +        19,588             19,216
                                             -----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME            54,773        $    49,961

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------
                                  11/1/01-4/30/02           11/1/00-10/31/01
                                QUANTITY       VALUE    QUANTITY         VALUE
SHARES SOLD:
   Investor Shares                12,747    $403,602      24,078    $  821,404
   Select Shares             +     8,289     261,929      16,020       547,764
                             ----------------------------------------------------
TOTAL SHARES SOLD                 21,036    $665,531      40,098    $1,369,168

SHARES REINVESTED:
   Investor Shares                 1,048    $ 32,699         787    $   28,666
   Select Shares             +       539      16,793         455        16,561
                             ----------------------------------------------------
TOTAL SHARES REINVESTED            1,587    $ 49,492       1,242    $   45,227

SHARES REDEEMED:
   Investor Shares                11,576    $365,449      21,869    $  733,462
   Select Shares             +     6,836     216,499      14,865       490,978
                             ----------------------------------------------------
TOTAL SHARES REDEEMED             18,412    $581,948      36,734    $1,224,440  a

NET INCREASE                       4,211    $133,075       4,606    $  189,955  b


SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------
                                   11/1/01-4/30/02          11/1/00-10/31/01
                                  SHARES  NET ASSETS      SHARES    NET ASSETS
Beginning of period              194,856  $5,763,074     190,250   $ 7,601,770
Total increase or
  decrease                   +     4,211     300,624       4,606    (1,838,696) c
                             ----------------------------------------------------
END OF PERIOD                    199,067  $6,063,698     194,856   $ 5,763,074  d


a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

   CURRENT PERIOD
   Investor Shares            $124
   Select Shares        +      101
                        -----------
   TOTAL                      $225

   PRIOR PERIOD
   Investor Shares            $286
   Select Shares        +      255
                        -----------
   TOTAL                      $541


b  Represents shares sold plus shares reinvested, minus shares redeemed.

c Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

d Includes net investment income not yet distributed in the amount of $17,780 and $43,657 at the end of the current period and the prior period, respectively.



See the Financial Notes, which are integral to this information.

      With its small-cap focus, this fund may make sense for long-term investors who are willing to accept greater risk in the pursuit of potentially higher long-term returns.

SCHWAB
SMALL-CAP INDEX FUND(R)

[PHOTO OF GERI HOM]

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.


TICKER SYMBOLS
INVESTOR  SHARES     SWSMX
SELECT SHARES(R)     SWSSX
[GRAPHIC]

                          INVESTMENT STYLE 1
MARKET CAP 1            VALUE   BLEND   GROWTH
LARGE                    / /     / /      / /
MEDIUM                   / /     / /      / /
SMALL                    / /     /X/      / /

THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE SCHWAB SMALL-CAP INDEX.(R)

MANAGER'S PERSPECTIVE

SMALL-CAP STOCKS DOMINATED OTHER ASSET CLASSES DURING A PERIOD OF CONTINUED MARKET UNCERTAINTY. The strong performance of small-caps during the report period is consistent with past history, which shows that small-cap stocks tend to perform well during and immediately after recessions. Among the factors affecting stock prices during the report period were the ongoing effects of the events of September 11 and tensions in the Middle East. Concerns that large-cap stocks may be too highly valued relative to lackluster earnings and worries about accounting irregularities led investors to prefer small- and mid-cap stocks to large-cap stocks.

THE FUND'S SMALL-CAP EMPHASIS ALLOWED IT TO OUTPERFORM THE MID- AND LARGE-CAP PORTIONS OF THE MARKET. Continued strong consumer demand led to consumer cyclicals being the best-performing small-cap sector. Paced by strong performance in key industries such as home building, retail sales and automobile manufacturing, the small-cap portion of consumer cyclicals was up 38%. At the opposite end of the scale, communication services continued its steep downward trend, emerging as the worst-performing sector for the period. Small-cap stocks in this sector were down 45%. Major factors were decreased demand and pricing pressures due to intense competition. Accounting and liquidity concerns also played a role.

Both share classes of the fund tracked the performance of the Schwab Small-Cap Index during the report period.


Small company stocks are subject to greater volatility than other asset categories.

1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 4/30/02, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future.

PERFORMANCE: INVESTOR SHARES

AVERAGE ANNUAL  TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund's Investor Shares with the Schwab Small-Cap Index(R) and the Morningstar Small-Cap Blend Fund category.

[BAR CHART]

                                                 SCHWAB
                                 INVESTOR       SMALL-CAP       PEER GROUP
                                  SHARES 1       INDEX           AVERAGE 2
                                  --------       -----           ---------
Pre-Tax Total Return 4
   6 MONTHS 3                     14.45%         14.32            20.45%
   1 YEAR                          2.80%          2.72%           11.67%
   5 YEARS                        10.41%         11.53%           12.43%
   SINCE INCEPTION: 12/3/93       10.16%         11.34%              --

AFTER-TAX RETURNS: 5
 o Pre-Liquidation
   6 MONTHS 3                     13.47%            --               --
   1 YEAR                          1.92%            --             8.60%
   5 YEARS                         9.10%            --            10.33%
   SINCE INCEPTION: 12/3/93        9.30%            --               --
 o Post-Liquidation
   6 MONTHS 3                      9.52%            --               --
   1 YEAR                          2.31%            --               --
   5 YEARS                         8.20%            --               --
   SINCE INCEPTION: 12/3/93        8.30%            --               --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in two indices: the Schwab Small-Cap Index and the Russell 2000(R) Index. 4

[LINE CHART]

                                                  SCHWAB
                         INVESTOR                SMALL-CAP         RUSSELL
                          SHARES 1                 INDEX          2000 INDEX
                          --------                 -----          ---------
03-Dec-93                 $10,000                 $10,000          $10,000
   Dec-93                 $10,154                 $10,234          $10,186
   Jan-94                 $10,394                 $10,469          $10,505
   Feb-94                 $10,334                 $10,430          $10,467
   Mar-94                 $ 9,783                 $ 9,871          $ 9,915
   Apr-94                 $ 9,753                 $ 9,847          $ 9,974
   May-94                 $ 9,613                 $ 9,692          $ 9,861
   Jun-94                 $ 9,333                 $ 9,419          $ 9,529
   Jul-94                 $ 9,493                 $ 9,614          $ 9,685
   Aug-94                 $10,134                 $10,249          $10,225
   Sep-94                 $10,094                 $10,191          $10,190
   Oct-94                 $10,064                 $10,149          $10,149
   Nov-94                 $ 9,663                 $ 9,767          $ 9,739
   Dec-94                 $ 9,841                 $10,000          $10,000
   Jan-95                 $ 9,730                 $ 9,838          $ 9,874
   Feb-95                 $10,082                 $10,229          $10,285
   Mar-95                 $10,334                 $10,442          $10,461
   Apr-95                 $10,566                 $10,671          $10,693
   May-95                 $10,717                 $10,809          $10,877
   Jun-95                 $11,211                 $11,356          $11,441
   Jul-95                 $11,866                 $12,021          $12,100
   Aug-95                 $12,077                 $12,270          $12,351
   Sep-95                 $12,309                 $12,510          $12,572
   Oct-95                 $11,785                 $11,910          $12,010
   Nov-95                 $12,329                 $12,482          $12,514
   Dec-95                 $12,562                 $12,782          $12,845
   Jan-96                 $12,491                 $12,749          $12,831
   Feb-96                 $12,967                 $13,261          $13,231
   Mar-96                 $13,170                 $13,492          $13,505
   Apr-96                 $13,899                 $14,206          $14,227
   May-96                 $14,384                 $14,692          $14,788
   Jun-96                 $13,848                 $14,222          $14,180
   Jul-96                 $12,643                 $13,075          $12,942
   Aug-96                 $13,413                 $13,904          $13,694
   Sep-96                 $14,010                 $14,416          $14,230
   Oct-96                 $13,757                 $14,169          $14,010
   Nov-96                 $14,344                 $14,733          $14,588
   Dec-96                 $14,508                 $15,007          $14,970
   Jan-97                 $14,895                 $15,361          $15,269
   Feb-97                 $14,376                 $14,986          $14,900
   Mar-97                 $13,654                 $14,257          $14,196
   Apr-97                 $13,756                 $14,299          $14,236
   May-97                 $15,383                 $16,050          $15,821
   Jun-97                 $16,125                 $16,880          $16,499
   Jul-97                 $17,213                 $17,842          $17,267
   Aug-97                 $17,538                 $18,243          $17,662
   Sep-97                 $18,850                 $19,675          $18,955
   Oct-97                 $18,026                 $18,816          $18,123
   Nov-97                 $17,843                 $18,645          $18,005
   Dec-97                 $18,236                 $19,035          $18,320
   Jan-98                 $17,787                 $18,736          $18,031
   Feb-98                 $19,195                 $20,285          $19,361
   Mar-98                 $20,042                 $21,199          $20,159
   Apr-98                 $20,144                 $21,344          $20,270
   May-98                 $18,930                 $20,090          $19,177
   Jun-98                 $18,960                 $20,146          $19,218
   Jul-98                 $17,471                 $18,597          $17,661
   Aug-98                 $14,062                 $15,011          $14,231
   Sep-98                 $14,991                 $15,953          $15,345
   Oct-98                 $15,705                 $16,709          $15,972
   Nov-98                 $16,532                 $17,576          $16,809
   Dec-98                 $17,584                 $18,719          $17,849
   Jan-99                 $17,617                 $18,800          $18,086
   Feb-99                 $16,145                 $17,229          $16,621
   Mar-99                 $16,372                 $17,559          $16,881
   Apr-99                 $17,660                 $19,165          $18,393
   May-99                 $17,974                 $19,500          $18,662
   Jun-99                 $18,969                 $20,778          $19,505
   Jul-99                 $18,872                 $20,615          $18,971
   Aug-99                 $18,309                 $20,033          $18,269
   Sep-99                 $18,493                 $20,204          $18,272
   Oct-99                 $18,839                 $20,537          $18,347
   Nov-99                 $20,008                 $21,820          $19,443
   Dec-99                 $21,839                 $23,899          $21,644
   Jan-00                 $21,015                 $23,005          $21,295
   Feb-00                 $23,801                 $26,015          $24,811
   Mar-00                 $23,075                 $25,333          $23,176
   Apr-00                 $21,936                 $24,109          $21,781
   May-00                 $20,904                 $22,940          $20,511
   Jun-00                 $22,674                 $24,856          $22,300
   Jul-00                 $21,774                 $23,890          $21,581
   Aug-00                 $23,964                 $26,291          $23,228
   Sep-00                 $23,238                 $25,490          $22,545
   Oct-00                 $22,836                 $25,023          $21,540
   Nov-00                 $20,646                 $22,641          $19,328
   Dec-00                 $22,654                 $24,835          $20,988
   Jan-01                 $23,024                 $25,169          $22,081
   Feb-01                 $21,285                 $23,270          $20,633
   Mar-01                 $20,322                 $22,219          $19,624
   Apr-01                 $21,951                 $24,019          $21,158
   May-01                 $22,543                 $24,663          $21,679
   Jun-01                 $23,543                 $25,768          $22,451
   Jul-01                 $22,481                 $24,623          $21,236
   Aug-01                 $21,852                 $23,925          $20,550
   Sep-01                 $18,767                 $20,554          $17,784
   Oct-01                 $19,718                 $21,583          $18,824
   Nov-01                 $21,161                 $23,175          $20,254
   Dec-01                 $22,451                 $24,571          $21,504
   Jan-02                 $21,643                 $23,657          $21,280
   Feb-02                 $20,873                 $22,815          $20,697
   Mar-02                 $22,682                 $24,807          $22,361
30-Apr-02                 $22,566                 $24,674          $22,565


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Small-Cap Blend Fund category for the 6-month, one- and five-year periods was 271, 261 and 123, respectively. These funds may or may not use tax-efficient strategies.

3  Not annualized.

4 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

   Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

SCHWAB SMALL-CAP INDEX FUND(R)


PERFORMANCE: SELECT SHARES(R)


AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund's Select Shares with the Schwab Small-Cap Index(R) and the Morningstar Small-Cap Blend Fund category.

[BAR CHART]

                                                 SCHWAB
                                 INVESTOR       SMALL-CAP       PEER GROUP
                                  SHARES 1       INDEX           AVERAGE 2
                                  --------       -----           ---------
Pre-Tax Total Return 4
   6 MONTHS 3                     14.48%         14.32%           20.45%
   1 YEAR                          2.84%          2.72%           11.67%
   SINCE INCEPTION: 12/3/93        9.12%         10.05%              --

AFTER-TAX RETURNS: 5
 o Pre-Liquidation
   6 MONTHS 3                     13.45%            --               --
   1 YEAR                          1.92%            --             8.60%
   SINCE INCEPTION: 12/3/93        7.77%            --               --
 o Post-Liquidation
   6 MONTHS 3                      9.54%            --               --
   1 YEAR                          2.33%            --               --
   SINCE INCEPTION: 12/3/93        7.08%            --               --


PERFORMANCE OF A $50,000 INVESTMENT

Shows performance since inception of a hypothetical $50,000 investment in the fund's Select Shares, compared with a similar investment in two indices: the Schwab Small-Cap Index and the Russell 2000(R) Index.4

[LINE CHART]

                                                  SCHWAB
                         INVESTOR                SMALL-CAP         RUSSELL
                          SHARES 1                 INDEX          2000 INDEX
                          --------                 -----          ---------
19-May-97                 $50,000                 $50,000           $50,000
   May-97                 $52,170                 $52,242           $51,960
   Jun-97                 $54,690                 $54,942           $54,189
   Jul-97                 $58,415                 $58,075           $56,709
   Aug-97                 $59,485                 $59,380           $58,008
   Sep-97                 $63,965                 $64,039           $62,254
   Oct-97                 $61,205                 $61,244           $59,521
   Nov-97                 $60,550                 $60,687           $59,134
   Dec-97                 $61,920                 $61,958           $60,169
   Jan-98                 $60,400                 $60,983           $59,218
   Feb-98                 $65,175                 $66,026           $63,588
   Mar-98                 $68,050                 $69,002           $66,208
   Apr-98                 $68,430                 $69,473           $66,572
   May-98                 $64,310                 $65,391           $62,984
   Jun-98                 $64,415                 $65,575           $63,116
   Jul-98                 $59,360                 $60,531           $58,004
   Aug-98                 $47,790                 $48,861           $46,740
   Sep-98                 $50,945                 $51,924           $50,399
   Oct-98                 $53,365                 $54,386           $52,456
   Nov-98                 $56,170                 $57,207           $55,204
   Dec-98                 $59,775                 $60,929           $58,621
   Jan-99                 $59,925                 $61,193           $59,401
   Feb-99                 $54,925                 $56,079           $54,590
   Mar-99                 $55,660                 $57,152           $55,441
   Apr-99                 $60,070                 $62,380           $60,409
   May-99                 $61,140                 $63,470           $61,291
   Jun-99                 $64,555                 $67,629           $64,061
   Jul-99                 $64,225                 $67,099           $62,306
   Aug-99                 $62,315                 $65,206           $60,000
   Sep-99                 $62,940                 $65,762           $60,012
   Oct-99                 $64,115                 $66,846           $60,258
   Nov-99                 $68,125                 $71,021           $63,856
   Dec-99                 $74,390                 $77,788           $71,084
   Jan-00                 $71,585                 $74,879           $69,940
   Feb-00                 $81,065                 $84,677           $81,487
   Mar-00                 $78,595                 $82,458           $76,117
   Apr-00                 $74,755                 $78,471           $71,535
   May-00                 $71,250                 $74,666           $67,364
   Jun-00                 $77,265                 $80,904           $73,238
   Jul-00                 $74,205                 $77,761           $70,880
   Aug-00                 $81,655                 $85,575           $76,288
   Sep-00                 $79,185                 $82,968           $74,045
   Oct-00                 $77,820                 $81,448           $70,743
   Nov-00                 $70,405                 $73,694           $63,478
   Dec-00                 $77,230                 $80,834           $68,930
   Jan-01                 $78,490                 $81,923           $72,522
   Feb-01                 $72,565                 $75,742           $67,764
   Mar-01                 $69,285                 $72,319           $64,451
   Apr-01                 $74,875                 $78,181           $69,491
   May-01                 $76,850                 $80,277           $71,200
   Jun-01                 $80,300                 $83,871           $73,735
   Jul-01                 $76,685                 $80,145           $69,746
   Aug-01                 $74,540                 $77,873           $67,493
   Sep-01                 $64,030                 $66,902           $58,408
   Oct-01                 $67,265                 $70,251           $61,825
   Nov-01                 $72,230                 $75,432           $66,546
   Dec-01                 $76,610                 $79,977           $70,652
   Jan-02                 $73,855                 $77,001           $69,917
   Feb-02                 $71,230                 $74,261           $68,001
   Mar-02                 $77,400                 $80,744           $73,469
30-Apr-02                 $77,005                 $80,311           $74,137



All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Small-Cap Blend Fund category for the 6-month and one-year periods was 271 and 261, respectively. These funds may or may not use tax-efficient strategies.

3  Not annualized.

4 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

FUND FACTS

TOP TEN HOLDINGS 1 as of 4/30/02

 (1) WACHOVIA BANK NA, GRAND CAYMAN
       TIME DEPOSIT                            0.4%
 (2) PROVIDIAN FINANCIAL CORP.                 0.3%
 (3) GETTY IMAGES,INC.                         0.3%
 (4) FLOWSERVE CORP.                           0.3%
 (5) COOPER TIRE & RUBBER CO.                  0.3%
 (6) MID ATLANTIC MEDICAL SERVICES, INC.       0.3%
 (7) BIG LOTS,INC.                             0.3%
 (8) PENNZOIL-QUAKER STATE CO.                 0.2%
 (9) ACCREDO HEALTH, INC.                      0.2%
(10) PETSMART, INC.                            0.2%
----------------------------------------------------
     TOTAL PERCENTAGE OF INVESTMENTS           2.8%

STATISTICS as of 4/30/02

                                                                PEER GROUP
                                            FUND                 AVERAGE 2
---------------------------------------------------------------------------
Number of Holdings                            1,001                   330
---------------------------------------------------------------------------
Median Market Cap ($ Mil)                    $  807                $  998
---------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                     27.4                  28.0
---------------------------------------------------------------------------
Price/Book (P/B) Ratio                          3.2                   3.3
---------------------------------------------------------------------------
12-Month Yield Investor Shares                 0.47%                 0.32%
---------------------------------------------------------------------------
Portfolio Turnover Rate 3                        36%                  106%
---------------------------------------------------------------------------
Three-Year Beta                                0.85                  0.73
---------------------------------------------------------------------------




EXPENSE RATIO as of 4/30/02

[BAR CHART]

INVESTOR SHARES          0.49% 4
SELECT SHARES(R)         0.38% 4
PEER GROUP AVERAGE       1.41% 2


1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 271 funds in Small-Cap Fund Blend category.

3  For the 6-month and one-year periods, respectively.

4 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes, and certain non-routine expenses).

5  Source: Charles Schwab & Co., Inc.


INDEX COMPOSITION BY INDUSTRY 5

These charts show the size of the ten largest industries in the Schwab Small-Cap Index(R). As the charts show, the total portion represented by these industries and their relative weightings have remained fairly stable over the past five years.


AS OF 4/30/02

[PIE CHART]

 1    13.3%  Business Services
 2    10.4%  Miscellaneous Finance
 3     9.3%  Drugs & Medicine
 4     8.9%  Electronics
 5     7.0%  Producer Goods
 6     5.2%  Banks
 7     5.1%  Retail
 8     3.9%  Non-Durable & Entertainment
 9     3.7%  Energy & Utilities
10     3.3%  Chemicals
      29.9%  Other

AS OF 4/30/01

[PIE CHART]

 1   12.5%  Business Services
 2   11.1%  Drugs & Medicine
 3    9.2%  Electronics
 4    7.8%  Producer Goods
 5    5.5%  Banks
 6    4.4%  Energy & Utilities
 7    3.9%  Miscellaneous Finance
 8    3.7%  Retail
 9    3.3%  Energy -- Raw Materials
10    3.3%  Non-Durable & Entertainment
     35.3%  Other

AS OF 4/30/97

[PIE CHART]

 1   10.0%  Business Services
 2    9.8%  Drugs & Medicine
 3    7.2%  Electronics
 4    7.1%  Banks
 5    6.9%  Producer Goods
 6    5.5%  Insurance
 7    5.5%  Miscellaneous Finance
 8    4.5%  Energy & Utilities
 9    4.4%  Retail
10    3.0%  Food & Agriculture
     36.1%  Other

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS


                                                    11/1/01-         11/1/00-     11/1/99-       11/1/98-     11/1/97-     11/1/96-
INVESTOR SHARES                                      4/30/02         10/31/01     10/31/00       10/31/99     10/31/98     10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 15.98            21.06        17.41         15.39        17.73        13.59
                                                    -------------------------------------------------------------------------------
Income or loss from investment operations:
    Net investment income                               0.05             0.07         0.07          0.06         0.05         0.06
    Net realized and unrealized gains or losses         2.23            (2.76)        3.62          2.89        (2.33)        4.14
                                                    -------------------------------------------------------------------------------
    Total income or loss from investment
      operations                                        2.28            (2.69)        3.69          2.95        (2.28)        4.20
Less distributions:
    Dividends from net investment income               (0.09)           (0.08)       (0.04)        (0.06)       (0.06)       (0.06)
    Distributions from net realized gains              (0.58)           (2.31)          --         (0.87)          --           --
                                                    -------------------------------------------------------------------------------
    Total distributions                                (0.67)           (2.39)       (0.04)        (0.93)       (0.06)       (0.06)
                                                    -------------------------------------------------------------------------------
Net asset value at end of period                       17.59            15.98        21.06         17.41        15.39        17.73
                                                    ===============================================================================
Total return (%)                                       14.45 1         (13.66)       21.22         19.96       (12.88)       31.03

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                    0.49 2           0.49         0.49 3        0.49         0.49         0.52
Expense reductions reflected in above ratio             0.10 2           0.12         0.16          0.30         0.32         0.37
Ratio of net investment income to
  average net assets                                    0.62 2           0.49         0.44          0.33         0.35         0.53
Portfolio turnover rate                                   36               49           54            41           40           23
Net assets, end of period ($ x 1,000,000)              1,004              804          803           452          480          410


1  Not annualized.

2  Annualized.

3 Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

                                                     11/1/01-        11/1/00-     11/1/99-     11/1/98-     11/1/97-      5/19/971-
SELECT SHARES(R)                                      4/30/02        10/31/01     10/31/00     10/31/99     10/31/98      10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  16.00          21.09        17.44         15.41        17.75        14.50
                                                    -------------------------------------------------------------------------------
Income or loss from investment operations:
    Net investment income                                0.06           0.11         0.11          0.07         0.08         0.02
    Net realized and unrealized gains or losses          2.22          (2.78)        3.61          2.90        (2.35)        3.23
                                                    -------------------------------------------------------------------------------
    Total income or loss from investment
      operations                                         2.28          (2.67)        3.72          2.97        (2.27)        3.25
Less distributions:
    Dividends from net investment income                (0.10)         (0.11)       (0.07)        (0.07)       (0.07)          --
    Distributions from net realized gains               (0.58)         (2.31)          --         (0.87)          --           --
                                                    -------------------------------------------------------------------------------
    Total distributions                                 (0.68)         (2.42)       (0.07)        (0.94)       (0.07)          --
                                                    -------------------------------------------------------------------------------
Net asset value at end of period                        17.60          16.00        21.09         17.44        15.41        17.75
                                                    ===============================================================================
Total return (%)                                        14.48 2       (13.56)       21.37         20.14       (12.81)       22.41 2

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses
  to average net assets                                  0.38 3         0.38         0.38 4        0.38         0.38         0.38 3
Expense reductions reflected in above ratio              0.06 3         0.08         0.12          0.27         0.33         0.52 3
Ratio of net investment income to
  average net assets                                     0.73 3         0.60         0.55          0.44         0.46         0.56 3
Portfolio turnover rate                                    36             49           54            41           40           23
Net assets, end of period ($ x 1,000,000)                 860            727          757           447          150           81

1  Commencement of operations.

2  Not annualized.

3  Annualized.

4 Would have been 0.39% if certain non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding
 +   New holding (since 10/31/01)
 o   Non-income producing security
 *   American Depositary Receipt
 =   Collateral for open futures contracts

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.6%          COMMON STOCK
                Market Value: $1,860,871
                Cost: $1,766,337

  0.4%          SHORT TERM INVESTMENT
                Market Value: $6,669
                Cost: $6,669

  0.0%          U.S. TREASURY OBLIGATIONS
                Market Value: $169
                Cost: $169

------------------------------------------------

100.0%          TOTAL INVESTMENTS
                Market Value: $1,867,709
                Cost: $1,773,175


COMMON STOCK 99.6% of investments

                                                                     MKT. VALUE
      Security and Number of Shares                                 ($ x 1,000)
      AEROSPACE / DEFENSE 1.0%
      -------------------------------------------------------------------------
      Curtiss-Wright Corp. 29,100                                         2,218
  o+  DRS Technologies, Inc. 44,100                                       2,040
   +  EDO Corp. 51,700                                                    1,600
   o  ESCO Technologies, Inc. 35,000                                      1,409
      GenCorp., Inc. 114,200                                              1,793
      Kaman Corp., Class A 57,700                                         1,036
   o  Sequa Corp., Class A 29,800                                         1,766
   o  Teledyne Technologies, Inc. 85,200                                  1,448
   o  Trimble Navigation Ltd. 64,400                                      1,068
   o  Triumph Group, Inc. 43,800                                          2,017
   o  Veeco Instruments, Inc. 76,670                                      2,272
                                                                      ---------
                                                                         18,667
      AIR TRANSPORTATION 0.9%
      -------------------------------------------------------------------------
      Airborne, Inc. 127,200                                              2,638
   o  AirTran Holdings, Inc. 179,100                                      1,001
   o  Alaska Air Group, Inc. 71,500                                       2,190
   o  Atlantic Coast Airlines Holdings,
      Inc. 118,400                                                        2,587
  o+  Atlas Air Worldwide Holdings,
      Inc. 102,200                                                        1,274
   o  EGL, Inc. 126,400                                                   2,168
   o  Frontier Airlines, Inc. 77,250                                      1,194
  o+  U.S. Airways Group, Inc. 176,100                                      916
   +  UAL Corp. 147,600                                                   2,080
                                                                      ---------
                                                                         16,048
      ALCOHOLIC BEVERAGES 0.0%
      -------------------------------------------------------------------------
   o  The Robert Mondavi Corp.,
      Class A 23,700                                                       930

      APPAREL 2.6%
      -------------------------------------------------------------------------
   o  The Buckle, Inc. 57,350                                             1,339
   o  Charlotte Russe Holding, Inc. 56,900                                1,601
   o  Chico's FAS, Inc. 109,273                                           3,943
   o  The Children's Place Retail Stores,
      Inc. 71,200                                                         2,465
   o  Christopher & Banks Corp. 67,000                                    2,490
   o  Direct Focus, Inc. 94,649                                           4,231
   o  The Dress Barn, Inc. 50,200                                         1,506
   o  Footstar, Inc. 54,400                                               1,604
   o  Genesco, Inc. 59,700                                                1,663
   o  The Gymboree Corp. 76,100                                           1,388
      Kellwood Co. 61,700                                                 1,681
   o  Kenneth Cole Productions, Inc.,
      Class A 51,750                                                      1,397
   o  The Men's Wearhouse, Inc. 111,950                                   2,756
   o  Nautica Enterprises, Inc. 89,000                                    1,281
   +  Oshkosh B'Gosh, Inc., Class A 34,000                                1,423



See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
   o  Pacific Sunwear of California 87,525                                2,186
   o  Polo Ralph Lauren Corp.      84,700                                 2,435
   o  Quiksilver, Inc. 62,950                                             1,536
      Russell Corp. 85,600                                                1,583
   o  Too, Inc. 83,300                                                    2,512
   o  Unifi, Inc. 143,300                                                 1,606
  o+  Urban Outfitters, Inc. 47,700                                       1,443
   o  Wet Seal, Inc., Class A 54,150                                      1,929
      Wolverine World Wide, Inc. 110,400                                  1,990
                                                                      ---------
                                                                         47,988

      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 2.4%
      -------------------------------------------------------------------------
      A.O. Smith Corp., Class B 64,500                                    2,006
 =o+  American Axle & Manufacturing
      Holdings, Inc. 127,500                                              4,207
      Arctic Cat, Inc. 63,200                                             1,229
      Bandag, Inc. 56,300                                                 2,172
  =+  Carlisle Cos., Inc. 81,200                                          3,288
      Clarcor, Inc. 66,550                                                2,150
=(5)  Cooper Tire & Rubber Co. 193,200                                    4,791
      Fleetwood Enterprises, Inc. 90,500                                    966
  o+  Group 1 Automotive, Inc. 61,800                                     2,709
   +  Mcgrath Rentcorp 31,900                                               847
      Modine Manufacturing Co. 88,700                                     2,609
   o  Monaco Coach Corp. 76,800                                           2,206
      Oshkosh Truck Corp. 46,200                                          2,630
  o+  Sonic Automotive, Inc. 76,200                                       2,930
      Superior Industries International,
      Inc. 70,000                                                         3,610
   o  Tower Automotive, Inc. 127,300                                      1,867
  o+  United Auto Group, Inc. 88,800                                      2,213
      Winnebago Industries, Inc. 55,700                                   2,601
                                                                      ---------
                                                                         45,031
      BANKS 5.8%
      -------------------------------------------------------------------------
      Albama National Bancorp  33,600                                     1,327
      Anchor Bancorp Wisconsin, Inc. 65,900                               1,450
   +  BankAtlantic Bancorp, Inc.,
      Class A 138,300                                                     1,763
      Boston Private Financial Holdings,
      Inc. 60,200                                                         1,616
      Chemical Financial Corp. 61,107                                     1,961
      Chittenden Corp. 85,225                                             2,817
   +  Community Bank System, Inc. 33,100                                  1,117
      Community First Bankshares,
      Inc. 106,300                                                        2,921
      Corus Bankshares, Inc. 39,500                                       1,985
      Dime Community Bancshares 70,050                                    1,629
      East-West Bancorp, Inc. 63,400                                      2,270
      First Bancorp Puerto Rico 71,600                                    2,399
      First Charter Corp. 83,600                                          1,680
   =  First Citizens Bancshares,
      Class A 31,400                                                      3,429
      First Commonwealth Financial
      Corp. 154,100                                                       2,073
      First Financial Bancorp. 124,130                                    2,355
      First Financial Bancshares, Inc. 31,925                             1,150
   o  Firstfed Financial Corp. 47,600                                     1,361
      FNB Corp. 111,256                                                   3,365
      Frontier Financial Corp. 52,000                                     1,456
      GBC Bancorp California 29,900                                         963
      Hancock Holding Co. 30,345                                          1,714
      Harbor Florida Bancshares, Inc. 65,800                              1,338
      Harleysville National Corp. 50,100                                  1,257
      Integra Bank Corp. 44,470                                             979
      Irwin Financial Corp. 70,400                                        1,355
      MAF Bancorp., Inc. 61,025                                           2,262
      Mid-State Bancshares 65,400                                         1,310
      National Penn Bancshares, Inc. 51,532                               1,391
      NBT Bancorp., Inc. 62,800                                           1,133
  o+  Net.B@nk, Inc. 82,100                                               1,318
      PFF Bancorp, Inc. 37,100                                            1,217
      Provident Bankshares Corp. 68,994                                   1,798
+(2)  Providian Financial Corp. 762,500                                   5,414
      Republic Bancorp. 143,600                                           2,125
      Riggs National Corp.,
      Washington D.C. 76,700                                              1,276
      S&T Bancorp., Inc. 72,000                                           1,932
   +  Sandy Spring Bancorp., Inc. 40,400                                  1,361
   +  Santander Bancorp 106,200                                           2,151
      Seacoast Financial Services Corp. 63,700                            1,363
  o+  Silicon Valley Bancshares 125,400                                   4,007
      The South Financial Group, Inc. 111,000                             2,556


See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.



                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
  o+  Southwest Bancorp of Texas,
      Inc. 88,100                                                         3,086
      Sterling Bancshares, Inc. 112,250                                   1,536
      Susquehanna Bancshares,
      Inc. 104,575                                                        2,583
      Texas Regional Bancshares, Inc.,
      Class A 48,030                                                      2,401
      Touch America Holdings, Inc. 268,200                                  909
      The Trust Co. of New Jersey  48,100                                 1,224
      Trustco Bank Corp. 190,320                                          2,463
      UCBH Holdings, Inc. 53,100                                          2,095
      UMB Financial Corp. 58,693                                          2,807
      United National Bancorp. 43,100                                       992
   +  Waypoint Financial Corp. 104,200                                    1,870
      Wesbanco, Inc. 56,800                                               1,380
   =  Whitney Holding Corp. 107,550                                       3,926
                                                                      ---------
                                                                        107,616
      BUSINESS MACHINES & SOFTWARE 3.3%
      -------------------------------------------------------------------------
  o+  Advanced Digital Information
      Corp. 165,200                                                       1,487
      Analogic Corp. 37,100                                               1,850
  o+  Arbitron, Inc. 79,400                                               2,729
   o  Artesyn Technologies, Inc. 98,900                                     768
   o  Ascential Software Corp. 684,000                                    2,353
   o  Avocent Corp. 120,686                                               3,017
   o  Black Box Corp. 54,000                                              2,527
   o  Borland Software Corp. 175,900                                      1,917
   o  CACI International, Inc., Class A 75,200                            2,269
  o+  Commerce One, Inc. 738,100                                            819
   o  Concurrent Computer Corp. 160,200                                   1,097
  o+  E.piphany, Inc. 191,000                                             1,150
  o+  FalconStor Software, Inc. 115,700                                     717
  o+  Foundry Networks, Inc. 313,600                                      1,784
  o+  Handspring, Inc. 372,000                                              967
  o+  Informatica Corp. 210,700                                           1,671
   o  Input/Output, Inc. 137,700                                          1,246
  o+  Inrange Technologies Corp.,
      Class B 221,500                                                     1,194
   o  Intergraph Corp. 131,500                                            2,235
   o  InterVoice-Brite, Inc. 86,500                                         381
  o+  Invision Technologies, Inc. 37,300                                    843
   o  Iomega Corp. 138,760                                                1,748
   o  Kana Software, Inc. 49,930                                            514
   o  LTX Corp. 128,600                                                   2,728
  o+  Magma Design Automation, Inc. 79,600                                1,429
  o+  Matrixone, Inc. 122,400                                               845
  o+  Micromuse, Inc. 194,200                                             1,585
   o  MICROS Systems, Inc. 48,300                                         1,352
   o  MIPS Technology, Inc., Class A  100,500                               613
  o+  MSC.Software Corp. 76,700                                             941
   o  Netegrity, Inc. 87,350                                                668
   o  ProQuest Co. 64,400                                                 2,621
  o+  Read-Rite Corp. 320,600                                             1,138
  =o  Renaissance Learning, Inc. 91,800                                   3,174
   o  S1 Corp. 160,600                                                    1,441
   o  Silicon Graphics, Inc. 519,500                                      1,455
   o  Stellent, Inc. 57,300                                                 302
   o  Systems & Computer Technology
      Corp. 88,200                                                        1,372
  o+  Ultimate Electronics, Inc. 28,600                                     827
  o+  Universal Access Global Holdings,
      Inc. 244,300                                                          210
  o+  Vastera, Inc. 102,200                                                 566
  o+  Virage Logic Corp. 52,000                                             936
  o+  Vitria Technology, Inc. 343,300                                       772
  o+  Webex Communications, Inc. 104,700                                  1,804
                                                                      ---------
                                                                         62,062
      BUSINESS SERVICES 10.9%
      -------------------------------------------------------------------------
  o+  aaiPharma, Inc. 49,300                                              1,377
      ABM Industries, Inc. 66,700                                         2,555
   o  Actel Corp. 64,900                                                  1,577
   o  Administaff, Inc. 74,400                                            1,708
   o  Advo, Inc. 55,500                                                   2,403
  o+  Aether Systems, Inc. 106,000                                          353
  o+  Agile Software Corp. 127,000                                        1,163
  o+  Akamai Technologies, Inc. 309,300                                     708
      American Management Systems,
      Inc. 110,800                                                        2,535
  o+  Ansys, Inc. 37,300                                                    951
   o  Aspen Technology, Inc. 84,400                                       1,144
   o  Avant! Corp. 100,600                                                1,675
 =o+  Barra, Inc. 59,200                                                  2,924


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      Bowne & Co., Inc. 88,500                                            1,407
      Brady Corp., Class A 61,700                                         2,252
   o  Bright Horizons Family
      Solutions, Inc. 32,900                                                986
  o+  BroadVision, Inc. 736,900                                             752
  o+  Caminus Corp. 51,500                                                  962
  o+  Casella Waste Systems, Inc.,
      Class A 58,000                                                        716
   o  CDI Corp. 52,400                                                    1,532
      Chemed Corp. 25,500                                                   979
   o  Ciber, Inc. 156,300                                                 1,094
   o  Clarent Corp. 105,200                                                  29
   o  Coinstar, Inc. 58,000                                               1,869
  o+  Connetics Corp. 77,600                                                930
  o+  CoStar Group, Inc. 40,600                                             967
  o+  Credence Systems, Corp. 161,500                                     3,269
   o  Dendrite International, Inc. 105,350                                1,396
  o+  Digital Insight Corp. 83,900                                        1,595
  o+  Digital River, Inc. 69,800                                            345
  o+  Digitalthink, Inc. 103,800                                            106
  o+  Documentum, Inc. 102,000                                            1,981
   o  Echelon Corp. 102,500                                               1,620
   o  Eclipsys Corp. 117,500                                              1,881
  o+  Edison Schools, Inc. 136,900                                          702
  =o  Educational Management Corp. 93,300                                 4,023
  o+  eFunds Corp. 122,900                                                1,954
   o  Entrust, Inc. 164,900                                                 691
  o+  F5 Networks, Inc. 67,100                                              874
  =+  FactSet Research Systems, Inc. 89,500                               3,117
   o  FileNet Corp. 94,100                                                1,623
  o+  First Consulting Group, Inc. 61,100                                   550
   o  Forrester Research, Inc. 62,200                                     1,135
   o  Freemarkets, Inc. 109,500                                           1,945
  o+  FTI Consulting, Inc. 53,100                                         1,902
      G&K Services, Inc., Class A 57,250                                  2,362
   o  Gartner, Inc., Class B 224,500                                      2,627
   o  HNC Software, Inc. 94,200                                           1,801
   o  Hyperion Solutions Corp. 87,545                                     2,049
  o+  I-Many, Inc. 95,500                                                   535
   o  Identix, Inc. 119,300                                                 901
   o  IDT Corp. 65,100                                                    1,302
   o  IDX Systems Corp. 77,200                                            1,333
   o  InFocus Corp. 103,900                                               1,344
  o+  InfoSpace, Inc. 840,500                                               983
  o+  infoUSA, Inc. 130,700                                                 967
  o+  Inktomi Corp. 371,100                                                 861
   o  Intercept Group, Inc. 49,500                                        1,504
  o+  Interwoven, Inc. 274,600                                            1,159
   o  ITT Educational Services, Inc. 63,550                               3,219
  o+  JDA Software Group, Inc. 71,900                                     2,174
      John H. Harland Co. 79,000                                          2,378
   o  Korn/Ferry International 97,600                                     1,025
  o+  Kroll, Inc. 58,200                                                  1,079
   o  Kronos, Inc. 56,225                                                 2,286
   o  Learning Tree International, Inc.49,800                             1,205
  =o  Legato Systems, Inc. 234,400                                        1,617
  o+  Liberate Technologies 282,800                                       1,439
  o+  Lightbridge, Inc. 72,500                                              856
  o+  Luminex Corp. 74,100                                                  475
   o  MAXIMUS, Inc. 62,200                                                1,928
  o+  Mcafee.com, Inc. 28,900                                               386
   o  MCSi, Inc. 59,800                                                     866
      Mentor Corp. 63,300                                                 2,535
   o  Mercury Computer Systems, Inc. 59,700                               1,728
   o  MPS Group, Inc. 263,400                                             2,371
   o  MRO Software, Inc. 60,500                                             875
   o  NCO Group, Inc. 69,600                                              1,938
  o+  Neoforma, Inc. 47,300                                                 837
  o+  Numerical Technologies, Inc. 88,900                                 1,159
   o  NYFIX, Inc. 80,950                                                    815
   o  Oak Technology, Inc. 148,600                                        2,115
   o  On Assignment, Inc. 70,200                                          1,427
  o+  Oni Systems Corp. 376,500                                           1,969
   o  Paxar Corp. 111,135                                                 1,856
  o+  Pegasus Solutions, Inc. 66,600                                      1,290
  o+  Photon Dynamics, Inc. 45,700                                        2,214
   =  Pittston Brink's Group 145,700                                      4,010
   o  Portal Software, Inc. 448,900                                         664
   o  Pre-Paid Legal Services, Inc. 58,100                                1,700


See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
   o  PRG-Schultz International, Inc. 167,600                             2,300
   o  ProBusiness Services, Inc. 74,200                                   1,456
   o  Progress Software Corp. 94,900                                      1,599
   o  R.H. Donnelley Corp. 79,300                                         2,333
   o  RadiSys Corp. 44,800                                                  657
  o+  RealNetworks, Inc. 424,500                                          2,984
 =o+  Red Hat, Inc. 445,200                                               2,043
  o+  Redback Networks, Inc. 417,700                                        944
  o+  Register.com 98,300                                                   828
  o+  Resources Connection, Inc. 57,800                                   1,534
  o+  RSA Security, Inc. 145,300                                            886
  o+  Sandisk Corp. 182,600                                               2,987
  o+  Sapient Corp. 334,100                                               1,630
   o  Seachange International, Inc. 69,450                                  773
   o  Seacor Smit, Inc. 55,850                                            2,686
  o+  Secure Computing Corp. 73,800                                         928
  o+  Seebeyond Technology Corp. 213,900                                    736
  o+  Sirius Satellite Radio, Inc. 190,600                                  856
  o+  SkillSoft Corp. 42,200                                                811
  o+  Sonus Networks, Inc. 537,600                                        1,478
   o  SourceCorp 47,800                                                   1,434
      Standard Register Co. 74,300                                        2,378
   o  Stericycle, Inc. 50,100                                             3,383
      Strayer Education, Inc. 24,500                                      1,387
  o+  Sykes Enterprises, Inc. 103,900                                     1,068
   o  Sylvan Learning Systems, Inc. 103,000                               2,843
   o  Take-Two Interactive Software
      Corp. 97,600                                                        2,450
   +  Talx Corp. 36,100                                                     588
  o+  Teletech Holdings, Inc. 203,200                                     2,489
   o  Tetra Tech, Inc. 140,018                                            1,997
   o  Transaction Systems Architects, Inc.,
      Class A 94,700                                                      1,099
  o+  TRC Cos., Inc. 31,800                                                 725
  o+  Tularik, Inc. 131,700                                               1,515
   o  Unify Corp. 38,300                                                     28
  o+  UNOVA, Inc. 149,300                                                 1,209
   o  URS Corp. 49,300                                                    1,518
   o  Verity, Inc. 91,300                                                 1,218
  o+  Visionics Corp. 73,900                                                748
      Wabtec Corp. 114,321                                                1,748
      The Wackenhut Corp., Class A 39,500                                 1,303
      Wallace Computer Services,
      Inc. 108,800                                                        2,366
  o+  Webmethods, Inc. 134,400                                            2,000
  o+  Websense, Inc. 55,600                                               1,485
                                                                      ---------
                                                                        203,849

      CHEMICAL 3.0%
      -------------------------------------------------------------------------
      A. Schulman, Inc. 78,400                                            1,591
  =o  Airgas, Inc. 185,100                                                3,052
      Albemarle Corp. 122,900                                             3,644
      Arch Chemicals, Inc. 60,300                                         1,435
      Cambrex Corp. 69,000                                                2,835
      Chemfirst, Inc. 36,300                                              1,015
   =  Crompton Corp. 301,800                                              3,637
  o+  Cytec Industries, Inc. 105,600                                      3,484
      Ferro Corp. 91,000                                                  2,577
      Georgia Gulf Corp. 84,900                                           1,870
   +  Great Lakes Chemical Corp. 135,700                                  3,493
      H.B. Fuller Co. 76,000                                              2,364
 =o+  Hercules, Inc. 291,100                                              3,551
   o  International Specialty Products,
      Inc. 171,200                                                        1,584
      MacDermid, Inc. 85,900                                              1,890
      Millennium Chemicals, Inc. 168,700                                  2,303
      Olin Corp. 115,200                                                  2,098
      PolyOne Corp. 248,100                                               3,012
      Rollins, Inc. 79,100                                                1,598
   o  SurModics, Inc. 46,200                                              1,879
   o  Symyx Technologies, Inc. 81,900                                     1,608
      Tredegar Corp. 101,600                                              2,332
      WD-40 Co. 40,700                                                    1,113
      Wellman, Inc. 85,200                                                1,414
                                                                      ---------
                                                                         55,379

      CONSTRUCTION 2.5%
      -------------------------------------------------------------------------
   +  Apogee Enterprises, Inc. 73,100                                     1,005
   o  Beazer Homes USA, Inc. 30,568                                       2,706
      Centex Construction Products,
      Inc. 50,400                                                         2,212
  o+  Champion Enterprises, Inc. 124,600                                  1,034
   o  CoorsTek, Inc. 27,600                                               1,084


See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
   o  Dycom Industries, Inc. 125,700                                      1,902
      Elcor Corp. 52,650                                                  1,421
   o  EMCOR Group, Inc. 39,200                                            2,385
      Florida Rock Industries, Inc. 75,300                                3,011
      Granite Construction, Inc. 108,625                                  2,510
  o+  Hovnanian Enterprises, Inc.,
      Class A 60,200                                                      1,832
   o  Insituform Technologies, Inc.,
      Class A 71,400                                                      1,774
   +  M/I Schottenstein Homes, Inc. 22,300                                1,409
   o  McDermott International, Inc. 165,300                               2,640
      MDC Holdings, Inc. 73,524                                           3,713
   o  Palm Harbor Homes, Inc. 61,900                                      1,452
  o+  Quanta Services, Inc. 163,000                                       2,732
      The Ryland Group, Inc. 37,200                                       4,092
   o  Simpson Manufacturing Co.,
      Inc. 34,300                                                         2,254
      Standard Pacific Corp. 78,800                                       2,645
      Texas Industries, Inc. 58,000                                       2,249
      Walter Industries, Inc. 117,900                                     1,592
                                                                      ---------
                                                                         47,654

      CONSUMER: DURABLE 1.0%
      -------------------------------------------------------------------------
   +  American Woodmark Corp. 24,200                                      1,633
   o  Genlyte Group, Inc. 37,600                                          1,648
  o+  Griffon Corp. 87,600                                                1,682
  o+  Helen of Troy Ltd. 72,600                                           1,003
      Kimball International, Inc.,
      Class B 101,100                                                     1,719
   o  Linens `N Things, Inc. 110,400                                      3,831
  =o  Rent-A-Center, Inc. 72,100                                          4,348
      Thomas Industries, Inc. 42,200                                      1,224
      Toro Co. 35,200                                                     2,041
                                                                      ---------
                                                                         19,129
      CONSUMER: NONDURABLE 3.7%
      -------------------------------------------------------------------------
  o+  Acclaim Entertainment, Inc. 242,700                                 1,301
  o+  Action Performance Cos., Inc. 46,900                                2,207
      American Greetings Corp.,
      Class A 170,000                                                     3,017
  o+  California Pizza Kitchen, Inc. 50,600                               1,184
  =o  CEC Entertainment, Inc. 76,500                                      3,534
      Churchill Downs, Inc. 36,800                                        1,362
  +   CKE Restaurants, Inc. 155,100                                       1,923
  o+  Corvis Corp. 973,000                                                1,168
      Dover Motorsports, Inc. 101,000                                       816
   o  Fossil, Inc. 80,900                                                 2,245
  +   Handleman Co. 69,000                                                  883
   o  IHOP Corp. 56,400                                                   2,050
   o  Isle of Capris Casinos, Inc. 82,400                                 1,729
   o  Jack in the Box, Inc. 106,900                                       3,413
  o+  Jakks Pacific, Inc. 50,800                                            979
   +  Landry's Restaurants, Inc. 73,200                                   2,028
   +  Lone Star Steakhouse & Saloon,
      Inc. 65,200                                                         1,271
      The Marcus Corp. 78,425                                             1,357
   o  Midway Games, Inc. 113,466                                          1,549
   o  O'Charleys, Inc. 48,200                                             1,217
   o  P.F. Chang's China Bistro, 33,800                                   2,449
      Inc
  o+  Panera Bread Co., Class A 41,600                                    2,790
   o  Papa John's International, 61,600                                   1,916
      Inc
  o+  Penn National Gaming, Inc. 48,100                                   1,849
   o  Rare Hospitality International 58,500                               1,638
      Inc
      Regis Corp. 114,050                                                 3,428
      Russ Berrie & Co., Inc. 54,900                                      2,004
   o  Ryan's Family Steak Houses, Inc. 81,900                             2,146
   o  SCP Pool Corp. 67,450                                               2,137
   o  Sonic Corp. 106,800                                                 3,130
  o+  Sotheby's Holdings, Inc.,
      Class A 163,300                                                     2,407
  o+  Stewart Enterprises, Inc.,
      Class A 275,000                                                     1,653
   o  The Topps Co., Inc. 113,900                                         1,165
   o  Triarc Cos., Inc. 55,600                                            1,557
   =  Tupperware Corp. 155,600                                            3,573
                                                                      ---------
                                                                         69,075
      CONTAINERS 0.4%
      -------------------------------------------------------------------------
      Greif Brothers Corp., Class A 61,700                                2,192
  o+  Ivex Packaging Corp. 55,900                                         1,286
   o  Mobile Mini, Inc. 36,500                                            1,203
  o+  Silgan Holdings, Inc. 49,200                                        1,958
                                                                      ---------
                                                                          6,639


See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.


                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      ELECTRONICS 9.4%
      -------------------------------------------------------------------------
   o  Alliance Semiconductor Corp. 110,700                                1,180
  o+  Alpha Industries, Inc. 117,100                                      1,434
   o  Anadigics, Inc. 78,500                                                796
   o  Anaren Microwave, Inc. 57,900                                         731
   o  Anixter International, Inc. 98,200                                  2,843
   o  AstroPower, Inc. 40,200                                             1,496
   o  Asyst Technologies, Inc. 94,100                                     1,543
   o  ATMI, Inc. 81,400                                                   2,483
  o+  Avanex Corp. 182,800                                                  576
      Belden, Inc. 66,400                                                 1,590
   o  Benchmark Electronics, Inc. 62,200                                  1,891
   o  Brooks Automation, Inc. 52,800                                      1,882
      C&D Technologies, Inc. 70,600                                       1,624
   o  C-COR.net Corp. 94,700                                              1,036
   o  Cable Design Technologies
      Corp. 116,875                                                       1,469
   o  Caliper Technologies Corp. 62,300                                     656
   o  Checkpoint Systems, Inc. 84,900                                     1,465
  o+  ChipPAC, Inc., Class A 209,000                                      1,912
  o+  Cirrus Logic, Inc. 224,900                                          2,733
  o+  CMGI, Inc. 1,040,200                                                1,331
   o  Coherent, Inc. 76,200                                               2,332
      Cohu, Inc. 56,000                                                   1,569
   o  CommScope, Inc. 164,300                                             2,609
   o  Computer Network Technology
      Corp. 77,500                                                          739
  o+  Concord Communications, Inc. 43,300                                   814
   o  Cox Radio, Inc., Class A 112,100                                    3,211
      CTS Corp. 87,800                                                    1,506
   +  Cubic Corp. 26,100                                                  1,879
   o  Cyberonics, Inc. 55,800                                               756
   o  Cymer, Inc. 87,700                                                  4,146
  o+  DDI Corp. 123,800                                                     745
   o  Dionex Corp. 56,900                                                 1,401
   o  DMC Stratex Networks, Inc. 212,200                                    891
   o  DSP Group, Inc. 72,200                                              1,532
   o  Dupont Photomasks, Inc. 49,100                                      1,914
   o  Elantec Semiconductor, Inc. 63,900                                  2,642
   o  Electro Scientific Industries,
      Inc. 73,200                                                         2,200
   o  Electronics for Imaging, Inc. 141,900                               2,541
  o+  Emcore Corp. 94,700                                                   838
   o  Esterline Technologies Corp. 56,600                                 1,316
   o  Exar Corp. 104,200                                                  2,078
  o+  FEI Co. 86,700                                                      2,291
  o+  Flir Systems, Inc. 45,800                                           1,826
   +  General Cable Corp. 84,900                                            975
o+(3) Getty Images, Inc. 139,500                                          4,856
   o  Harmonic, Inc. 155,365                                              1,251
      Helix Technology Corp. 67,700                                       1,832
  o+  Hollywood Entertainment Corp. 149,700                               3,090
   o  Hutchinson Technology, Inc. 68,100                                  1,220
   o  Imation Corp. 93,200                                                2,804
   o  Intermagnetics General Corp. 44,914                                 1,129
  o+  Itron, Inc. 44,200                                                  1,576
   o  Kopin Corp. 172,800                                                 1,372
   o  Kulicke & Soffa Industries, Inc. 129,600                            2,351
   o  Littelfuse, Inc. 54,800                                             1,475
   o  Loral Space & Communications
      Corp. 883,500                                                       1,740
  o+  Macromedia, Inc. 156,300                                            3,500
  o+  Mattson Technology, Inc. 97,700                                       838
   o  Microsemi Corp. 75,600                                              1,002
  o+  Microtune, Inc. 139,400                                             1,554
   +  Newport Corp. 97,700                                                2,004
      Park Electrochemical Corp. 53,050                                   1,605
   o  Paxson Communications Corp. 148,800                                 1,577
  o+  Pemstar, Inc. 94,600                                                  681
   o  Pericom Semiconductor Corp. 65,100                                    929
   o  Photronics, Inc. 82,400                                             2,715
   o  Pinnacle Systems, Inc. 151,100                                      1,405
      Pioneer Standard Electronics,
      Inc. 85,200                                                         1,246
  o+  Pixelworks, Inc. 106,900                                            1,066
  o+  Plantronics, Inc. 123,700                                           2,605
   o  Plexus Corp. 110,700                                                2,766
   o  Power Intergrations, Inc. 75,100                                    1,588
  o+  Power-One, Inc. 207,800                                             1,737
  o+  Powerwave Technologies, Inc. 172,500                                2,060


See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
   o  PRI Automation, Inc. 69,300                                         1,288
  o+  Rambus, Inc. 264,700                                                1,768
   o  Rayovac Corp. 85,700                                                1,363
   o  Remec, Inc. 116,350                                                   931
   o  Rogers Corp. 43,500                                                 1,462
  o+  Rudolph Technologies, Inc. 44,700                                   1,363
  o+  Silicon Storage Technology, Inc.245,200                             2,432
  o+  SpeechWorks International, Inc. 83,600                                410
  o+  Stratos Lightwave, Inc.    193,900                                    535
   +  Technitrol, Inc. 104,200                                            2,647
  o+  Tekelec, Inc. 158,100                                               1,673
  o+  Terayon Communication Systems,
      Inc. 182,200                                                          437
  o+  Therma-Wave, Inc. 77,300                                            1,093
      Thomas & Betts Corp. 155,900                                        3,664
   o  THQ, Inc. 105,050                                                   3,683
   o  Three-Five Systems, Inc. 55,149                                       772
   o  Tollgrade Communications, Inc. 34,700                                 698
  o+  TranSwitch Corp. 236,300                                              395
   o  Tweeter Home Entertainment Group,
      Inc. 62,800                                                         1,037
  =o  Varian Semiconductor
      Equipment 88,900                                                    4,153
   o  Varian, Inc. 91,100                                                 3,074
      Vector Group Ltd. 88,274                                            1,867
   o  Viasat, Inc. 68,500                                                   728
  o+  Vicor Corp. 112,600                                                 1,561
   o  VISX, Inc. 146,600                                                  2,400
   o  Western Digital Corp. 505,400                                       3,128
   o  Zoran Corp. 49,000                                                  1,774
                                                                      ---------
                                                                        175,332

      ENERGY: RAW MATERIALS 2.5%
      -------------------------------------------------------------------------
      Arch Coal, Inc. 141,200                                             3,135
   o  Atwood Oceanics, Inc. 38,700                                        1,778
      Cabot Oil & Gas Corp., Class A  84,600                              2,126
  o+  Chesapeake Energy Corp. 439,400                                     3,757
   o  Dril-Quip, Inc. 47,600                                              1,176
   o  Energy Conversion Devices, Inc. 57,800                              1,366
   o  Evergreen Resources, Inc. 51,000                                    2,282
   o  FuelCell Energy, Inc. 103,700                                       1,773
   o  Grey Wolf, Inc. 476,100                                             2,166
   o  Key Energy Services, Inc. 287,800                                   3,497
      The Laclede Group, Inc. 51,700                                      1,264
   o  Newpark Resources, Inc. 188,000                                     1,573
   +  NL Industries, Inc. 130,700                                         2,170
   o  Offshore Logistics, Inc. 59,700                                     1,206
   o  Parker Drilling Co. 238,000                                         1,019
   o  Plains Resources, Inc. 63,200                                       1,732
   o  Seitel, Inc. 64,800                                                   522
   o  Swift Energy Co. 69,900                                             1,326
   o  Tom Brown, Inc. 103,400                                             2,998
  o+  Ultra Petroleum Corp. 194,400                                       1,713
   o  Unit Corp. 95,900                                                   1,872
      USEC, Inc. 215,400                                                  1,473
  o+  W-H Energy Services, Inc. 69,600                                    1,792
      Western Gas Resources, Inc. 87,500                                  3,374
                                                                      ---------
                                                                         47,090

      FOOD & AGRICULTURE 2.1%
      -------------------------------------------------------------------------
   o  American Italian Pasta Co.,
      Class A 48,300                                                      2,402
      Bob Evans Farms, Inc. 95,000                                        2,888
      Corn Products International, Inc. 94,400                            3,125
   o  Del Monte Foods Co. 138,900                                         1,470
      Delta & Pine Land Co. 103,300                                       2,010
      Fleming Cos., Inc. 117,700                                          2,594
  o+  Flowers Foods, Inc. 80,000                                          2,087
   o  Fresh Del Monte Produce, Inc. 143,600                               3,382
   o  Hain Celestial Group, Inc. 89,800                                   1,646
      International Multifoods Corp. 51,600                               1,385
   =  Interstate Bakeries Corp. 136,100                                   3,362
      J.M. Smucker Co. 66,000                                             2,290
      Lance, Inc. 77,800                                                  1,241
   +  Nash Finch Co. 30,400                                                 912
   o  RalCorp. Holdings, Inc. 80,366                                      2,250
      Sensient Technologies Corp. 127,700                                 3,191
  o+  Tejon Ranch Co. 40,000                                              1,320
   o  United Natural Foods, Inc. 48,300                                   1,157
                                                                      ---------
                                                                         38,712

      HEALTHCARE / DRUGS & MEDICINE  9.6%
      -------------------------------------------------------------------------

o(9)  Accredo Health, Inc. 69,800                                         4,518
  o+  Albany Molecular Research, Inc. 89,600                              2,173



See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.


                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
   o  Alexion Pharmaceuticals, Inc.46,900                                   867
   +  Alpharma, Inc., Class A  136,700                                    2,338
  o+  American Healthways, Inc. 40,200                                    1,083
  o+  American Medical Systems Holdings,
      Inc. 85,500                                                         1,965
   o  Ameripath, Inc. 80,600                                              2,176
   o  Amylin Pharmaceuticals, Inc. 205,800                                1,953
  o+  Antigenics, Inc. 74,900                                               881
   o  Arqule, Inc. 52,600                                                   500
      Arrow International, Inc. 59,400                                    2,818
   o  Arthrocare Corp. 58,900                                               944
  o+  Atrix Labs, Inc. 53,000                                             1,270
   o  Beverly Enterprises, Inc.    279,700                                2,405
   o  Bio-Rad Laboratories, Inc.,
      Class A 70,400                                                      3,400
   o  Bio-Technology General Corp. 150,400                                  737
  o+  BioMarin Pharmaceuticals,
      Inc. 135,100                                                          815
   o  Biopure Corp. 65,200                                                  583
   o  Cell Genesys, Inc. 92,400                                           1,313
   o  Cell Therapeutics, Inc. 90,300                                      1,121
   o  Cerus Corp. 43,600                                                  2,233
   o  Cima Labs, Inc. 38,000                                                759
  o+  Conceptus, Inc. 42,000                                                760
   o  Conmed Corp. 68,100                                                 1,839
      Cooper Cos., Inc. 42,200                                            2,237
   o  Corixa Corp. 109,100                                                  599
   o  Corvel Corp. 28,400                                                   941
   o  Cryolife, Inc. 51,700                                               1,524
   o  Cubist Pharmaceuticals, Inc. 76,000                                 1,062
   o  CuraGen Corp. 124,000                                               1,070
      Datascope Corp. 41,100                                              1,293
      Diagnostic Products Corp. 76,000                                    3,646
  o+  Dianon Systems, Inc. 32,300                                         2,119
  o+  Digene Corp. 47,100                                                 1,075
  o+  Diversa Corp. 91,700                                                1,009
  o+  Durect Corp. 124,300                                                1,045
   o  Emisphere Technologies, Inc. 45,800                                   702
   o  Enzo Biochem, Inc. 76,568                                           1,386
  o+  Exelixis, Inc. 149,800                                              1,483
  o+  First Horizon Pharmaceutical
      Corp. 72,900                                                        1,898
   o  Gene Logic, Inc. 69,000                                             1,072
   o  Genta, Inc. 176,400                                                 2,370
   o  Gentiva Health Services 68,700                                      1,862
   o  Guilford Pharmaceuticals, Inc. 76,700                                 591
   o  Haemonetics Corp. 71,300                                            2,363
      Hooper Holmes, Inc. 171,000                                         1,777
  o+  ICU Medical, Inc. 36,600                                            1,391
   o  Idexx Laboratories, Inc. 89,900                                     2,560
  o+  Igen International, Inc. 60,800                                     2,515
   o  Ilex Oncology, Inc. 86,000                                          1,409
   o  Immunogen, Inc. 102,600                                               845
   o  Immunomedics, Inc. 132,500                                          1,744
   o  Impath, Inc. 44,500                                                 1,053
   o  Inamed Corp. 54,900                                                 2,022
   o  Indevus Pharmaceuticals,
      Inc. 120,700                                                          824
  o+  Inhale Therapeutic Systems,
      Inc. 144,900                                                        1,145
  o+  Inspire Pharmaceuticals, Inc. 66,600                                  208
  o+  Integra LifeSciences Holdings
      Corp. 69,400                                                        1,353
  o+  Intuitive Surgical, Inc. 93,600                                       950
      Invacare Corp. 82,300                                               3,113
   o  Isis Pharmaceuticals, Inc. 137,000                                  1,734
   o  KV Pharmaceutical Co.,
      Class A 82,150                                                      2,362
   o  Ligand Pharmaceuticals, Inc.,
      Class B 68,900                                                      1,073
   o  Martek Biosciences Corp. 56,900                                     1,646
   o  Maxygen, Inc. 87,800                                                  809
  o+  Medicines Co. 89,400                                                  876
  o+  MGI Pharma, Inc. 62,200                                               453
=o(6) IMid Atlantic Medical Services,
      Inc. 130,200                                                        4,743
  o+  MIM Corp. 55,500                                                      988
   o  Myriad Genetics, Inc. 63,800                                        1,516
   o  Nabi Biopharmaceuticals 98,400                                        618
   o  NBTY, Inc. 174,600                                                  3,000
   +  NDCHealth Corp. 90,600                                              2,915
  o+  Neopharm, Inc. 41,700                                                 625
   o  Neose Technologies, Inc. 36,400                                       873
   o  Noven Pharmacuticals, Inc. 58,100                                   1,167
   o  NPS Pharmacuticals, Inc. 80,600                                     2,403
   o  OraSure Technologies, Inc. 96,200                                     704
      Owens & Minor, Inc. 90,600                                          1,874
   o  PacifiCare Health Systems, Inc. 92,300                              2,793


See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
   o  Parexel International Corp. 67,200                                  1,046
   o  Pediatrix Medical Group, Inc. 66,100                                3,106
  o+  Peregrine Pharmaceuticals, Inc. 280,500                               477
   o  Perrigo Co. 196,900                                                 2,457
  o+  Pharmaceutical Resources, Inc. 86,800                               2,170
   o  Pharmacopeia, Inc. 61,900                                             718
   o  Province Healthcare Co. 84,200                                      3,242
   o  PSS World Medical, Inc. 187,100                                     1,852
   o  Regeneron Pharmaceuticals,
      Inc. 117,400                                                        2,424
   o  RehabCare Group, Inc. 47,700                                        1,271
   o  Respironics, Inc. 88,200                                            2,892
  o+  Sangstat Medical Corp. 70,000                                       1,631
   o  Scios, Inc. 124,700                                                 3,857
  o+  Sequenom, Inc. 96,600                                                 569
   o  Serologicals Corp. 65,200                                           1,337
  o+  Sola International, Inc. 65,500                                       940
      Spartech Corp. 72,100                                               1,928
   o  Sunrise Assisted Living,
      Inc. 60,100                                                         1,623
   o  SuperGen, Inc. 84,600                                                 459
   o  Sybron Dental Specialties, Inc.  100,800                            1,986
   o  Syncor International Corp. 68,900                                   2,154
  o+  Tanox, Inc. 116,900                                                 1,398
  o+  Telik, Inc. 71,800                                                    747
   o  Thoratec Corp. 152,300                                              1,250
   o  Trimeris, Inc. 50,900                                               2,441
   o  US Oncology, Inc. 252,272                                           2,422
   o  Ventana Medical Systems 41,500                                        943
  o+  Viasys Healthcare, Inc. 70,200                                      1,417
  o+  Viropharma, Inc. 60,500                                               212
      West Pharmaceutical Services,
      Inc. 37,000                                                         1,036
   o  Xoma Ltd. 185,400                                                     691
   o  Zoll Medical Corp. 22,900                                             871
                                                                      ---------
                                                                        178,446
      HOUSEHOLD PRODUCTS 0.3%
      -------------------------------------------------------------------------
   =  Church & Dwight Co., Inc.  103,500                                  2,960
   o  Playtex Products, Inc. 161,400                                      2,098
                                                                      ---------
                                                                          5,058

      INSURANCE 2.9%
      -------------------------------------------------------------------------
      Alfa Corp. 104,100                                                  3,341
      Argonaut Group, Inc. 58,600                                         1,322
  o+  Clark/Bardes, Inc. 44,300                                           1,046
      CNA Surety Corp. 113,400                                            1,843
      Delphi Financial Group,
      Inc., Class A 55,771                                                2,398
      FBL Financial Group, Inc.,
      Class A 70,600                                                      1,419
   +  Fremont General Corp. 189,100                                       1,322
      Great American Financial Resources,
      Inc. 112,250                                                        2,003
      Harleysville Group, Inc. 78,900                                     2,383
      Hilb, Rogal & Hamilton Co. 76,000                                   2,795
      Horace Mann Educators Corp.  108,200                                2,591
      Kansas City Life Insurance Co. 31,000                               1,251
      LandAmerica Financial Group,
      Inc. 51,100                                                         1,789
      Liberty Corp. 52,800                                                2,236
      Midland Co. 22,900                                                  1,074
   o  National Western Life Insurance Co.,
      Class A 8,600                                                       1,032
      Nationwide Financial Services, Inc.,
      Class A 66,487                                                      2,726
   o  Ohio Casualty Corp. 161,200                                         3,114
   o  Philadelphia Consolidated
      Holding Co. 56,400                                                  2,408
      PMA Capital Corp., Class A  58,300                                  1,397
      Presidential Life Corp. 77,200                                      1,922
   o  ProAssurance Corp. 71,296                                           1,308
      RLI Corp. 28,275                                                    1,629
      Selective Insurance Group, Inc.68,900                               2,067
      State Auto Financial Corp. 103,300                                  1,686
      Stewart Information Services
      Corp. 46,000                                                          869
   o  Triad Guaranty, Inc.                                                1,712
   o  UICI 126,000                                                        2,583
      Zenith National Insurance
      Corp. 48,200                                                        1,480
                                                                      ---------
                                                                         54,746

      MEDIA 2.3%
      -------------------------------------------------------------------------
   o  Ackerly Group, Inc. 62,200                                          1,046


See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
   +  Advanced Marketing Services,
      Inc. 52,400                                                         1,271
   o  Arris Group, Inc. 199,400                                           1,731
      Banta Corp. 66,700                                                  2,508
  o+  CNET Networks, Inc. 363,700                                         1,491
  o+  Crown Media Holdings, Inc.,
      Class A 193,800                                                     1,957
  o+  Cumulus Media, Inc., Class A 75,500                                 1,414
  o+  Emmis Communications Corp.,
      Class A 136,800                                                     3,977
   o  Gaylord Entertainment Co. 90,200                                    2,449
      Grey Global Group, Inc. 3,300                                       2,363
   o  Insight Communications Co. 132,100                                  2,049
   o  Journal Register Co. 111,500                                        2,414
   =  Media General, Inc., Class A  63,800                                4,378
  o+  Movie Gallery, Inc. 70,800                                          1,421
   o  Price Communications Corp. 145,000                                  2,437
  o+  Primedia, Inc. 644,500                                              1,772
      Pulitzer, Inc. 26,600                                               1,383
   o  Salem Communications Corp.,
      Class A 49,200                                                      1,204
   o  Sinclair Broadcast Group, Inc.,
      Class A 109,300                                                     1,459
  o+  Spanish Broadcasting System,
      Class A 98,500                                                      1,581
   o  UnitedGlobalCom, Inc.,
      Class A 274,400                                                     1,482
   o  Valuevision International, Inc.,
      Class A 100,800                                                     1,904
                                                                      ---------
                                                                         43,691
      MISCELLANEOUS 0.8%
      -------------------------------------------------------------------------
  o+  1-800-Flowers.com, Inc. 72,400                                        998
  o+  Corinthian Colleges, Inc. 57,400                                    3,380
  o+  Internet Capital Group, Inc. 743,100                                  342
      Mine Safety Appliances Co. 37,800                                   1,694
   o  Radio One, Inc., Class A 61,000                                     1,366
   o  Spherion Corp. 154,000                                              1,959
   o  Trizetto Group, Inc. 119,400                                        1,409
  o+  Watson Wyatt & Co. Holdings 55,000                                  1,444
  o+  Wilson Greatbatch Technologies,
      Inc. 56,700                                                         1,488
                                                                      ---------
                                                                         14,080

      MISCELLANEOUS FINANCE 2.9%
      -------------------------------------------------------------------------
      1st Source Corp. 56,600                                             1,339
      Amcore Financial, Inc. 67,050                                       1,609
      American Capital Strategies
      Ltd. 95,100                                                         3,050
  o+  Ameritrade Holding Corp.,
      Class A 527,700                                                     2,834
  o+  Bankunited Financial Corp.,
      Class A 66,400                                                      1,062
   +  Bay View Capital Corp. 161,600                                      1,131
  o+  Blackrock, Inc. 30,900                                              1,421
      Cathay Bancorp., Inc. 26,100                                        2,229
      Charter Municipal Mortgage
      Acceptance Co. 107,000                                              1,786
      Commercial Federal Corp. 122,900                                    3,613
   o  CompuCredit Corp. 120,200                                             937
      CVB Financial Corp. 92,752                                          1,994
  =+  Downey Financial Corp. 75,400                                       4,005
      Financial Federal Corp. 45,900                                      1,614
      First Sentinel Bancorp., Inc. 83,791                                1,233
   +  Flagstar Bancorp., Inc. 52,000                                      1,539
   +  Glacier Bancorp, Inc. 43,400                                          937
   +  Hudson River Bancorp. 39,400                                          960
      International Bancshares Corp. 70,225                               3,550
  =+  Jefferies Group, Inc. 69,800                                        3,245
  o+  MB Financial, Inc. 48,300                                           1,493
      Mississippi Valley Bancshares 27,100                                1,261
      Northwest Bancorp, Inc. 125,649                                     1,671
   o  Ocwen Financial Corp. 178,600                                       1,339
      Pacific Capital Bancorp. 72,000                                     2,547
   =  Staten Island Bancorp., Inc. 168,500                                3,362
      SWS Group, Inc. 44,262                                                890
      Value Line, Inc. 28,700                                             1,371
                                                                      ---------
                                                                         54,022
      NON-FERROUS METALS 0.8%
      -------------------------------------------------------------------------
      Commercial Metals Co. 36,633                                        1,642
      Kaydon Corp. 80,400                                                 2,291
      Minerals Technologies, Inc. 52,500                                  2,625
   o  Mueller Industries, Inc. 89,500                                     3,051
      Reliance Steel & Aluminum Co. 83,975                                2,708
  o+  Stillwater Mining Co. 103,200                                       1,811
                                                                      ---------
                                                                         14,128


See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      OIL: DOMESTIC  1.6%
      -------------------------------------------------------------------------
   o  CAL Dive International, Inc. 87,100                                 2,256
  o+  Frontier Oil Corp. 69,100                                           1,451
   o  Global Industries Ltd. 248,400                                      2,395
   o  Houston Exploration Co. 81,000                                      2,510
      Patina Oil & Gas Corp. 57,700                                       2,089
  (8) Pennzoil-Quaker State Co. 213,900                                   4,622
   o  Remington Oil & Gas Corp. 61,000                                    1,241
   o  Spinnaker Exploration Co. 74,700                                    3,201
      St. Mary Land & Exploration Co. 74,600                              1,804
   o  Stone Energy Corp. 70,640                                           2,995
   o  Superior Energy Services, Inc. 193,800                              2,163
   o  Tesoro Petroleum Corp. 162,800                                      1,840
   +  Vintage Petroleum, Inc. 166,300                                     2,295
                                                                      ---------
                                                                         30,862
      OPTICAL & PHOTO  0.3%
      -------------------------------------------------------------------------
   o  Oakley, Inc. 183,100                                                3,647
   o  Ocular Sciences, Inc. 63,500                                        1,902
                                                                      ---------
                                                                          5,549
      PAPER & FOREST PRODUCTS  0.8%
      -------------------------------------------------------------------------
   o  Buckeye Technologies, Inc. 89,500                                     984
      Chesapeake Corp. 39,100                                             1,073
      Glatfelter 113,300                                                  1,986
      Longview Fibre Co. 136,000                                          1,367
      Louisiana-Pacific Corp. 277,200                                     3,243
      Potlatch Corp. 75,500                                               2,606
   +  Rock Tennessee Co., Class A 62,600                                    957
      Universal Forest Products, Inc. 54,200                              1,355
      Wausau Mosinee Paper Corp. 136,125                                  1,771
                                                                      ---------
                                                                         15,342
      PRODUCER GOODS & MANUFACTURING  5.9%
      -------------------------------------------------------------------------
   o  Acuity Brands, Inc. 109,600                                         2,033
   o  Advanced Energy Industries, Inc. 85,300                             2,968
  o+  Aeroflex, Inc. 160,900                                              2,249
      AGCO Corp. 192,200                                                  4,367
   o  Albany International Corp.,
      Class A 84,683                                                      2,132
      Ametek, Inc. 87,700                                                 3,397
      Applied Industrial Technologies,
      Inc. 49,600                                                           987
      Baldor Electric, Co. 90,520                                         2,145
      Barnes Group, Inc. 50,500                                           1,299
   +  Blyth, Inc. 127,800                                                 3,802
      Briggs & Stratton Corp. 58,900                                      2,483
   o  Cognex Corp. 118,600                                                2,924
   o  Cuno, Inc. 45,300                                                   1,596
      Federal Signal Corp. 119,300                                        2,744
=o(4) Flowserve Corp. 139,334                                             4,807
      Franklin Electric Co., Inc. 30,600                                  1,548
   o  Gardner Denver, Inc. 40,400                                         1,127
   =  Graco, Inc. 83,255                                                  3,727
      Hughes Supply, Inc. 64,150                                          2,676
      IDEX Corp. 81,225                                                   2,921
   o  Ionics, Inc. 48,200                                                 1,446
      JLG Industries, Inc. 115,900                                        1,908
      Kennametal, Inc. 82,400                                             3,268
      Lennox International, Inc. 149,100                                  2,237
      Libbey, Inc. 42,500                                                 1,662
      Lincoln Electric Holdings, Inc. 114,900                             3,263
   o  Lone Star Technologies, Inc. 75,700                                 2,017
      Manitowoc Co., Inc. 65,662                                          2,869
      Matthews International Corp.,
      Class A 81,200                                                      2,217
      Milacron, Inc. 89,800                                               1,190
   o  MSC Industrial Direct Co.,
      Class A 96,900                                                      2,059
      Nacco Industries, Inc., Class A 19,850                              1,461
      Nordson Corp. 88,300                                                2,736
   o  Oceaneering International, Inc. 64,000                              1,696
      Regal Beloit 64,700                                                 1,692
   o  Safeguard Scientifics, Inc. 304,000                                   796
      Sauer-Danfoss, Inc. 125,500                                         1,503
   o  SPS Technologies, Inc. 36,800                                       1,440
      Steelcase, Inc., Class A 88,900                                     1,485
      Stewart & Stevenson Services 76,400                                 1,443
      Tecumseh Products Co.,
      Class A 50,700                                                      2,634
      Tennant Co. 23,400                                                  1,030
   o  Terex Corp. 96,800                                                  2,425
   =  The Timken Co. 160,600                                              4,280
      Trinity Industries, Inc. 116,650                                    2,741
   o  UCAR International, Inc. 147,100                                    1,912
   o  Ultratech Stepper, Inc. 58,000                                        990


See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.


                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      Watsco, Inc. 71,900                                                 1,301
      Watts Industries, Inc., Class A 71,600                              1,304
      Woodward Governor Co. 32,200                                        2,216
                                                                      ---------
                                                                        111,153
      RAILROAD & SHIPPING  0.6%
      -------------------------------------------------------------------------
      Alexander & Baldwin, Inc. 107,700                                   2,926
   +  Florida East Coast Industries, Inc.,
      Class A 97,400                                                      2,717
   o  Kansas City Southern Industries,
      Inc. 157,100                                                        2,514
      Overseas Shipholding Group,
      Inc. 91,600                                                         2,092
  o+  Railamerica, Inc. 82,900                                              762
                                                                      ---------
                                                                         11,011
      REAL PROPERTY  7.0%
      -------------------------------------------------------------------------
   +  Alexandria Real Estate Equities,
      Inc. 45,200                                                         2,066
   +  AMLI Residential Properties 46,200                                  1,174
  =+  Annaly Mortgage Management,
      Inc. 214,700                                                        3,908
   +  Anthracite Capital, Inc. 120,300                                    1,381
   +  Bedford Property Investors 43,000                                   1,141
   +  Brandywine Realty Trust 94,700                                      2,262
   +  Capital Automotive Corp. 69,800                                     1,689
   +  CBL & Associates Properties  77,100                                 2,822
  =+  Centerpoint Properties Corp. 61,800                                 3,380
   +  Chateau Communities, Inc. 77,400                                    2,368
   +  Chelsea Property Group, Inc. 51,500                                 3,113
   +  Colonial Properties Trust 56,900                                    2,070
   +  Commercial Net Lease Realty 93,300                                  1,417
   +  Cornerstone Realty Income
      Trust 125,800                                                       1,403
  o+  Corrections Corp. of America  65,000                                1,121
  =+  Cousins Properties, Inc. 131,400                                    3,548
  =+  Developers Diversified Realty
      Corp. 176,600                                                       3,903
   +  Eastgroup Properties 41,200                                         1,028
   +  Essex Property Trust, Inc. 48,600                                   2,527
   +  Federal Realty Investment Trust  109,000                            2,938
   +  FelCor Lodging Trust, Inc.  142,400                                 3,062
  =+  First Industrial Realty Trust 103,800                               3,495
   +  Gables Residential Trust 65,900                                     2,043
   +  Getty Realty Corp. 55,400                                           1,044
   +  Glenborough Realty Trust, Inc. 72,600                               1,630
   +  Glimcher Realty Trust 80,500                                        1,566
   +  Health Care Real Estate Investment
      Trust, Inc. 88,300                                                  2,490
  =+  Healthcare Realty Trust, Inc. 112,600                               3,412
   +  Home Properties of NY, Inc. 68,200                                  2,457
   +  HRPT Properties Trust 340,800                                       2,958
   +  Innkeepers USA Trust 89,900                                         1,031
   +  JDN Realty Corp. 92,500                                             1,172
  o+  Jones Lang LaSalle, Inc. 80,800                                     1,807
   +  JP Realty, Inc. 41,700                                              1,100
   +  Kilroy Realty Corp. 73,900                                          2,080
   +  Koger Equity, Inc. 69,300                                           1,270
   +  La Quinta Corp. 381,600                                             3,045
   +  Lexington Corp. Properties Trust 65,000                             1,030
      LNR Property Corp. 66,200                                           2,423
   +  Manufactured Home Communities,
      Inc. 58,500                                                         1,967
   +  Mid-America Apartment Communities,
      Inc. 48,100                                                         1,286
   +  The Mills Corp. 80,500                                              2,215
   +  National Health Investors, Inc.  67,600                             1,061
   +  Nationwide Health Properties, Inc. 130,500                          2,427
   +  Pan Pacific Retail Properties,  Inc. 87,600                         2,776
   +  Pennsylvania Real Estate Investment
      Trust 41,000                                                        1,054
   +  Prentiss Properties Trust 101,500                                   3,121
   +  PS Business Parks, Inc. 58,700                                      2,110
   +  Realty Income Corp. 90,700                                          3,061
   +  Reckson Associates Realty
      Corp. 134,900                                                       3,292
   +  Senior Housing Properties
      Trust 156,800                                                       2,256
   +  Shurgard Storage Centers, Inc.,
      Class A 87,000                                                      3,067
   +  SL Green Realty Corp. 81,500                                        2,861


See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
        SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
     +  Sovran Self Storage, Inc. 31,800                                      979
     +  Summit Properties, Inc. 72,800                                      1,704
     +  Sun Communities, Inc. 46,800                                        1,900
     +  Thornburg Mortgage, Inc. 106,700                                    2,256
     +  Town & Country Trust 41,600                                           936
     o  Trammell Crow Co. 95,200                                            1,325
     +  Ventas, Inc. 183,400                                                2,476
     +  Washington Real Estate Investment
        Trust 103,000                                                       2,894
                                                                        ---------
                                                                          131,398

        RETAIL  3.6%
        -------------------------------------------------------------------------
     o  7-Eleven, Inc. 278,040                                              2,541
    o+  Alloy, Inc. 102,400                                                 1,295
     o  AnnTaylor Stores Corp. 77,800                                       3,382
 =o+(7) Big Lots, Inc. 306,800                                              4,743
        Blockbuster, Inc., Class A  86,800                                  2,482
        Burlington Coat Factory Warehouse
        Corp. 117,640                                                       2,642
        Casey's General Stores, Inc. 130,900                                1,704
     o  Charming Shoppes, Inc. 297,600                                      2,571
        Claire's Stores, Inc. 131,475                                       2,837
     o  Cost Plus, Inc. 58,300                                              1,717
     o  Duane Reade, Inc. 63,200                                            2,007
     +  Fred's, Inc., Class A 68,550                                        2,668
        Great Atlantic & Pacific Tea Co.,
        Inc. 101,500                                                        2,600
     o  HOT Topic, Inc. 83,249                                              1,878
     o  Insight Enterprises, Inc. 113,050                                   2,951
        Longs Drug Stores Corp. 100,900                                     3,051
     o  OfficeMax, Inc. 299,200                                             1,879
    o+  Pathmark Stores, Inc. 80,800                                        1,802
   =o+  Payless Shoesource, Inc. 60,600                                     3,548
     o  PC Connection, Inc. 63,250                                            626
     +  Pep Boys-Manny, Moe, & Jack 135,800                                 2,601
  o(10) PETsMART, Inc. 299,700                                              4,502
        Ruddick Corp. 122,600                                               2,094
     o  School Specialty, Inc. 49,100                                       1,393
        Spiegel, Inc., Class A 341,000                                        481
     o  Stein Mart, Inc. 110,600                                            1,305
    =o  United Stationers, Inc. 90,400                                      3,527
     +  Weis Markets, Inc. 73,300                                           2,265
                                                                      ---------
                                                                           67,092
        STEEL  1.0%
        -------------------------------------------------------------------------
     =  AK Steel Holding Corp. 287,700                                      3,527
        Carpenter Technology Corp. 60,400                                   1,601
     o  Maverick Tube Corp. 92,500                                          1,679
        Quanex Corp. 37,500                                                 1,350
    o+  Shaw Group, Inc. 108,500                                            3,312
     o  Steel Dynamics, Inc. 121,100                                        2,113
        Valmont Industries, Inc. 66,300                                     1,372
     =  Worthington Industries, Inc. 226,900                                3,358
                                                                        ---------
                                                                           18,312
        TELEPHONE  0.9%
        -------------------------------------------------------------------------
     o  Adtran, Inc. 104,400                                                2,595
     o  Airgate PCS, Inc. 66,500                                              951
    o+  Allegiance Telecom, Inc. 297,800                                      605
    o+  Centennial Communications
        Corp. 245,700                                                         713
     o  Commonwealth Telephone Enterprises,
        Inc. 63,300                                                         2,396
     o  Covad Communications Group,
        Inc. 462,400                                                          929
     +  Inter-Tel, Inc. 65,200                                              1,337
     o  Interdigital Communications
        Corp. 147,900                                                       1,679
    o+  Intrado, Inc. 41,000                                                  762
     o  Leap Wireless International,
        Inc. 95,200                                                           706
    o+  Lexicon Genetics, Inc. 134,200                                      1,074
     o  Mastec, Inc. 123,400                                                  960
     o  Metro One Telecommunications
        Corp. 65,850                                                        1,172
    o+  Pegasus Communications
        Corp. 123,500                                                         256
    o+  SBA Communications Corp. 109,800                                      317
    o+  Spectrasite Holdings, Inc. 395,800                                    158
    o+  Time Warner Telecom, Inc.,
        Class A 125,200                                                       472
     o  Williams Communications Group,
        Inc. 1,267,800                                                         39
                                                                        ---------
                                                                           17,121


See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.


                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
      TOBACCO 0.2%
      -------------------------------------------------------------------------
      Schweitzer-Mauduit International,
      Inc. 38,400                                                        1,085
      Universal Corp. 71,500                                             3,039
                                                                      ---------
                                                                         4,124
      TRAVEL & RECREATION 1.9%
      -------------------------------------------------------------------------
  o+  Alliance Gaming Corp. 125,600                                      1,869
   o  AMERCO, Inc. 55,700                                                  976
   o  American Classic Voyages Co. 52,800                                    1
   o  Argosy Gaming Co. 77,500                                           2,790
   o  Aztar Corp. 97,400                                                 2,266
   o  Bally Total Fitness Holding
      Corp  86,700                                                       1,894
   o  Boca Resorts, Inc., Class A  105,100                               1,477
      Central Parking Corp. 95,700                                       2,519
   o  Choice Hotels International, Inc. 113,000                          2,957
  o+  Crestline Capital Corp. 43,100                                     1,459
   o  Dollar Thrifty Automotive Group,
      Inc. 65,700                                                        1,544
      Dover Downs Gaming & Entertainment,
      Inc. 70,700                                                          824
   +  Meristar Hospitality Corp. 118,200                                 2,074
  o+  MTR Gaming Group, Inc. 66,800                                      1,120
   o  Prime Hospitality Corp. 118,600                                    1,529
  o+  Scientific Games Corp., Class A 104,600                            1,043
   o  Speedway Motorsports, Inc. 110,900                                 3,310
   o  Station Casinos, Inc. 153,100                                      2,832
   o  Vail Resorts, Inc. 74,500                                          1,419
   o  WMS Industries, Inc. 86,100                                        1,387
                                                                      ---------
                                                                        35,290
      TRUCKING & FREIGHT 1.1%
      -------------------------------------------------------------------------
   o  Arkansas Best Corp. 66,000                                         1,594
   o  Forward Air Corp. 58,700                                           1,595
   o  Heartland Express, Inc. 133,101                                    2,608
   o  J.B. Hunt Transport Services, Inc.  94,850                         2,484
   o  Kirby Corp. 64,900                                                 1,820
   o  Landstar Systems, Inc. 23,800                                      2,330
      Roadway Corp. 52,600                                               1,604
      USFreightways Corp. 70,600                                         2,362
      Werner Enterprises, Inc. 168,682                                   2,994
   o  Yellow Corp. 75,000                                                2,023
                                                                      ---------
                                                                        21,414
      UTILITIES: ELECTRIC & GAS 3.6%
      -------------------------------------------------------------------------
      American States Water Co. 26,100                                   1,015
      Atmos Energy Corp. 108,500                                         2,596
      Avista Corp. 125,800                                               2,012
      Black Hills Corp. 71,400                                           2,489
      California Water Service Group 39,300                                979
      CH Energy Group, Inc. 43,200                                       2,220
      Cleco Corp. 119,200                                                2,954
   +  DQE, Inc. 150,600                                                  2,940
   o  El Paso Electric Co. 133,100                                       2,076
      Empire District Electric Co. 53,100                                1,141
      Energen Corp. 91,200                                               2,567
      Madison Gas & Electric Co. 46,900                                  1,329
      New Jersey Resources Corp. 72,600                                  2,323
      Northwest Natural Gas Co. 68,000                                   1,931
      Northwestern Corp. 73,700                                          1,516
  o+  NRG Energy, Inc. 134,600                                           1,685
   +  ONEOK, Inc. 160,400                                                3,506
      Otter Tail Corp. 66,700                                            2,268
      Piedmont Natural Gas Co., Inc. 88,000                              3,278
      PNM Resources, Inc. 103,500                                        3,001
      South Jersey Industries 33,600                                     1,193
  o+  Southern Union Co. 139,400                                         2,440
      Southwest Gas Corp. 86,700                                         2,146
      UGI Corp. 73,300                                                   2,309
      UIL Holdings Corp. 40,100                                          2,262
      Unisource Energy Corp.
      Holding Co. 89,480                                                 1,806
   +  Veritas DGC, Inc. 82,700                                           1,497
   o  Waste Connections, Inc. 73,800                                     2,605
  =o  Western Resources, Inc. 186,800                                    3,248
      WPS Resources Corp. 84,000                                         3,499
                                                                      ---------
                                                                        66,831

See the Financial Notes, which are integral to this information.

U.S. TREASURY OBLIGATIONS
0.0% of investments

      SECURITY
          RATE, MATURITY DATE                   FACE VALUE        MKT. VALUE
                                               ($ x 1,000)       ($ x 1,000)
   =  U.S. Treasury Bill,
      1.76%, 06/13/02                                50                 50
   =  U.S. Treasury Bills,
      1.78%-1.81%, 06/20/02                         120                119
                                                                    ------

                                                                       169
      SHORT TERM INVESTMENT
      0.4% of investments

 (1)  Wachovia Bank NA,
      Grand Cayman Time Deposit
        1.17%, 05/01/02                           6,669              6,669

--------------------------------------------------------------------------------

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.



See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS


Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.


ASSETS
--------------------------------------------------------------------------------
Investments, at market value (including $184,987
   of securities on loan)                                           $1,867,709 a
Collateral held for securities on loan                                 201,928
Receivables:
   Fund shares sold                                                      3,885
   Dividends                                                               864
   Investments sold                                                         42
   Most recent daily change in value of futures                             50
   Income from lending securities                                           63
Prepaid expenses                                                +           34
                                                                ---------------
TOTAL ASSETS                                                         2,074,575

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                 201,928
Payables:
   Fund shares redeemed                                                  1,688
   Investments bought                                                    7,165
   Investment adviser and administrator fees                                35
   Transfer agent and shareholder service fees                              24
   Accrued expenses                                             +          215
                                                                ---------------
TOTAL LIABILITIES                                                      211,055

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         2,074,575
TOTAL LIABILITIES                                               -      211,055
                                                                ---------------
NET ASSETS                                                          $1,863,520

NET ASSETS BY SOURCE
Capital received from investors                                      1,832,490
Net investment income not yet distributed                                3,623
Net realized capital losses                                            (67,190)
Net unrealized capital gains                                            94,597 b

NET ASSET VALUE (NAV)

                                                   SHARES
SHARE CLASS               NET ASSETS (DIVIDED BY)  OUTSTANDING    =       NAV
Investor Shares           $1,003,961                    57,082         $17.59
Select Shares(R)          $  859,559                    48,825         $17.60

a The fund paid $1,773,175 for these securities. Not counting short-term obligations and government securities, the fund paid $728,586 for securities during the report period and received $615,686 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had four open Russell 2000 futures contracts due to expire on June 21, 2002, with a contract value of $1,022 and unrealized gains of $63.

FEDERAL TAX DATA

COST BASIS OF PORTFOLIO                 $1,784,018
NET UNREALIZED GAINS AND LOSSES:
Gains                                   $  368,557
Losses                              +     (284,803)
                                    --------------
                                        $   83,754


See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                            $  9,033  a
Interest                                                                   29
Lending of securities                                          +          429
                                                               ---------------
TOTAL INVESTMENT INCOME                                                 9,491

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                               (52,258)
Net realized gains on futures contracts                        +          418
                                                               ---------------
NET REALIZED LOSSES                                                   (51,840)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                   271,472
Net unrealized losses on futures contracts                     +          (30)
                                                               ---------------
NET UNREALIZED GAINS                                                  271,442

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                               2,525  b
Transfer agent and shareholder service fees:
   Investor Shares                                                      1,140  c
   Select Shares(R)                                                       402  c
Trustees' fees                                                             10  d
Custodian fees                                                            114
Portfolio accounting fees                                                 126
Professional fees                                                          20
Registration fees                                                           3
Shareholder reports                                                        49
Interest expense                                                            1
Other expenses                                                 +           26
                                                               ---------------
Total expenses                                                          4,416
Expense reduction                                              -          655  e
                                                               ---------------
NET EXPENSES                                                            3,761

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 9,491
NET EXPENSES                                                   -        3,761
                                                               ---------------
NET INVESTMENT INCOME                                                   5,730
NET REALIZED LOSSES                                                   (51,840) f
NET UNREALIZED GAINS                                           +      271,442  f
                                                               ---------------
INCREASE IN NET ASSETS FROM OPERATIONS                               $225,332


a  An additional $6 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.33% of the first $500 million and 0.28% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class.

d  For the fund's independent trustees only.

e Includes $473 from the investment adviser (CSIM) and $182 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2003, as follows:

                            % OF AVERAGE
   SHARE CLASS          DAILY NET ASSETS
   -------------------------------------
   Investor Shares            0.49
   Select Shares              0.38

   This limit does not include interest, taxes and certain non-routine expenses.

f  These add up to a net gain on investments of $219,602.


See the Financial Notes, which are integral to this information.

SCHWAB SMALL-CAP INDEX FUND(R) -- FINANCIALS


Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/01-4/30/02 are unaudited.

OPERATIONS
----------------------------------------------------------------------------------
                                              11/1/01-4/30/02    11/1/00-10/31/01
Net investment income                               $   5,730          $    8,593
Net realized gains or losses                          (51,840)             51,333
Net unrealized gains or losses                +       271,442            (287,155)
                                              ------------------------------------
INCREASE OR DECREASE IN NET ASSETS
  FROM OPERATIONS                                     225,332            (227,229)

DISTRIBUTIONS PAID
----------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                         4,403               3,257
Select Shares(R)                              +         4,635               4,071
                                              ------------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME              9,038               7,328

DISTRIBUTIONS FROM NET REALIZED GAINS
Investor Shares                                        29,754              89,749
Select Shares                                 +        26,290              84,805
                                              ------------------------------------
TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS         $  56,044          $  174,554


TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                                   11/1/01-4/30/02          11/1/00-10/31/01
                                 QUANTITY       VALUE     QUANTITY       VALUE
SHARES SOLD:
   Investor Shares                  9,824    $168,444       16,651    $295,617
   Select Shares             +      7,112     121,371       13,383     233,241
                             --------------------------------------------------
TOTAL SHARES SOLD                  16,936    $289,815       30,034    $528,858

SHARES REINVESTED:
   Investor Shares                  1,919    $ 32,335        5,058    $ 87,659
   Select Shares             +      1,710      28,842        4,709      81,644
                             --------------------------------------------------
TOTAL SHARES REINVESTED             3,629    $ 61,177        9,767    $169,303

SHARES REDEEMED:
   Investor Shares                  4,949    $ 84,702        9,561    $166,920
   Select Shares             +      5,408      93,451        8,565     151,587
                             --------------------------------------------------
TOTAL SHARES REDEEMED              10,357    $178,153       18,126    $318,507  a

NET INCREASE                       10,208    $172,839       21,675    $379,654  b


SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                     11/1/01-4/30/02        11/1/00-10/31/01
                                   SHARES   NET ASSETS    SHARES    NET ASSETS
Beginning of period                95,699   $1,530,431    74,024    $1,559,888
Total increase or
decrease                     +     10,208      333,089    21,675       (29,457) c
                             --------------------------------------------------
END OF PERIOD                     105,907   $1,863,520    95,699    $1,530,431  d

a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

   CURRENT PERIOD
   Investor Shares                  $ 53
   Select Shares             +        31
                             ------------
   TOTAL                            $ 84
   PRIOR PERIOD
   Investor Shares                  $ 96
   Select Shares             +        53
                             ------------
   TOTAL                            $149

b  Represents shares sold plus shares reinvested, minus shares redeemed.

c Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

d Includes net investment income not yet distributed in the amount of $3,623 and $6,931 at the end of the current period and the prior period, respectively.

   Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

   SCHWAB MARKETTRACK PORTFOLIOS(R)
   All Equity Portfolio                    6.1%
   Growth Portfolio                        6.1%
   Balanced Portfolio                      4.4%
   Conservative Portfolio                  1.2%

   SCHWAB ANNUITY PORTFOLIOS
   Growth Portfolio II                     0.2%


See the Financial Notes, which are integral to this information.

     With its very broad exposure to the U.S. stock market, this fund is designed for long-term investors who want exposure to all three tiers of the market: large-, mid- and small-cap.


SCHWAB

TOTAL STOCK MARKET
INDEX FUND(R)

[PHOTO OF GERI HOM AND LARRY MANO]

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

TICKER SYMBOLS

INVESTOR SHARES      SWTIX
SELECT SHARES(R)     SWTSX
[GRAPHIC]

                         INVESTMENT STYLE 1
MARKET CAP           VALUE      BLEND     GROWTH
LARGE                 / /        /X/       / /
MEDIUM                / /        / /       / /
SMALL                 / /        / /       / /

     THE FUND SEEKS TO TRACK THE TOTAL RETURN OF THE ENTIRE U.S. STOCK MARKET, AS MEASURED BY THE WILSHIRE 5000 TOTAL MARKET INDEX. 2

MANAGERS' PERSPECTIVE

A VARIETY OF FACTORS LED TO CONTINUED MARKET UNCERTAINTY DURING THE REPORT PERIOD. These include the ongoing effects of the events of September 11 and tensions in the Middle East. Concerns that stocks may be too highly valued relative to lackluster earnings and worries about accounting irregularities led investors to prefer small- and mid-cap stocks to large-cap stocks. Small-cap stocks led the market during the period, with mid-caps also performing well and large-caps posting only modest gains.

EXPOSURE TO STOCKS BEYOND LARGE-CAPS WORKED IN THE FUND'S FAVOR. In particular, the strong performance of small-caps made a major contribution and worked to counteract the lackluster performance of technology and utility issues. The fund also benefitted from the sampling strategy it uses in seeking to emulate the performance of the total stock market. The selection of stocks chosen outperformed the benchmark during the period. The fund also benefited from exposure to the financial sector, which significantly outperformed most other sectors during the period.

Both share classes of the fund tracked the performance of the Wilshire 5000 Total Market Index during the report period.


1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500(R) Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 4/30/02, which may have changed since then, and is not a precise indication of risk or performance--past, present or future.

2 Wilshire and Wilshire 5000 are registered service marks of Wilshire Associates, Inc. The fund is not sponsored, endorsed, sold or promoted by Wilshire Associates, and Wilshire Associates is not in any way affiliated with the fund. Wilshire Associates makes no representation regarding the advisability of investing in the fund or in any stock included in the Wilshire 5000.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

PERFORMANCE: INVESTOR SHARES

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund's Investor Shares with the Wilshire 5000 Total Market Index and the Morningstar Large-Cap Blend Fund category.

[BAR CHART]

                                                       WILSHIRE
                                                      5000 TOTAL
                                      INVESTOR          MARKET        PEER GROUP
                                      SHARES 1          INDEX          AVERAGE 2
Pre-Tax Total Return 4
    6 MONTHS 3                          5.53%           5.23%            2.50%
    1 YEAR                             (9.59%)         (9.88%)         (13.12%)
    SINCE INCEPTION: 6/1/99            (4.00%)         (4.09%)             --

AFTER-TAX RETURNS: 5
  o Pre-Liquidation
    6 MONTHS 3                          5.16%             --               --
    1 YEAR                             (9.91%)            --           (15.21%)
    SINCE INCEPTION: 6/1/99            (4.27%)            --               --

  o Post-Liquidation
    6 MONTHS 3                          3.40%             --               --
    1 YEAR                             (5.89%)            --               --
    SINCE INCEPTION: 6/1/99            (3.30%)            --               --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in the Wilshire 5000 Total Market Index. 4

[LINE CHART]

                                                               WILSHIRE 5000
                                     INVESTOR SHARES 1      TOTAL MARKET INDEX
 01-Jun-99                                 $10,000                     $10,000
    Jun-99                                 $10,515                     $10,518
    Jul-99                                 $10,165                     $10,180
    Aug-99                                 $10,070                     $10,086
    Sep-99                                  $9,820                      $9,822
    Oct-99                                 $10,435                     $10,447
    Nov-99                                 $10,790                     $10,797
    Dec-99                                 $11,605                     $11,617
    Jan-00                                 $11,108                     $11,135
    Feb-00                                 $11,374                     $11,384
    Mar-00                                 $12,022                     $12,060
    Apr-00                                 $11,399                     $11,432
    May-00                                 $11,012                     $11,033
    Jun-00                                 $11,484                     $11,519
    Jul-00                                 $11,258                     $11,284
    Aug-00                                 $12,077                     $12,104
    Sep-00                                 $11,520                     $11,538
    Oct-00                                 $11,294                     $11,294
    Nov-00                                 $10,179                     $10,170
    Dec-00                                 $10,371                     $10,351
    Jan-01                                 $10,746                     $10,748
    Feb-01                                  $9,724                      $9,729
    Mar-01                                  $9,066                      $9,074
    Apr-01                                  $9,815                      $9,821
    May-01                                  $9,911                      $9,919
    Jun-01                                  $9,754                      $9,752
    Jul-01                                  $9,587                      $9,591
    Aug-01                                  $9,010                      $9,011
    Sep-01                                  $8,206                      $8,202
    Oct-01                                  $8,408                      $8,410
    Nov-01                                  $9,046                      $9,054
    Dec-01                                  $9,211                      $9,217
    Jan-02                                  $9,093                      $9,102
    Feb-02                                  $8,915                      $8,915
    Mar-02                                  $9,308                      $9,305
 30-Apr-02                                  $8,874                      $8,851

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Large-Cap Blend Fund category for the 6-month and one-year periods was 1,363 and 1,312, respectively. These funds may or may not use tax-efficient strategies.

3  Not annualized.

4 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

PERFORMANCE: SELECT SHARES(R)

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund's Select Shares with the Wilshire 5000 Total Market Index and the Morningstar Large-Cap Blend Fund category.

[BAR CHART]

                                                       WILSHIRE
                                                      5000 TOTAL
                                       SELECT           MARKET        PEER GROUP
                                      SHARES 1          INDEX          AVERAGE 2
Pre-Tax Total Return 4
    6 MONTHS 3                         5.52%            5.23%             2.50%
    1 YEAR                            (9.49%)          (9.88%)          (13.12%)
    SINCE INCEPTION: 6/1/99           (3.89%)          (4.09%)              --

AFTER-TAX RETURNS: 5
  o Pre-Liquidation
    6 MONTHS 3                         5.10%              --                --
    1 YEAR                            (9.85%)             --            (15.21%)
    SINCE INCEPTION: 6/1/99           (4.20%)             --                --

  o Post-Liquidation
    6 MONTHS 3                         3.39%              --                --
    1 YEAR                            (5.83%)             --                --
    SINCE INCEPTION: 6/1/99           (3.22%)             --                --

PERFORMANCE OF A $50,000 INVESTMENT

Shows performance since inception of a hypothetical $50,000 investment in the fund's Select Shares, compared with a similar investment in the Wilshire 5000 Total Market Index. 4

[LINE CHART]

                                                             WILSHIRE 5000 TOTAL
                                      SELECT SHARES 1           MARKET INDEX
 01-Jun-99                              $50,000                    $50,000
    Jun-99                              $52,600                    $52,590
    Jul-99                              $50,850                    $50,902
    Aug-99                              $50,350                    $50,428
    Sep-99                              $49,125                    $49,112
    Oct-99                              $52,225                    $52,236
    Nov-99                              $53,975                    $53,986
    Dec-99                              $58,065                    $58,083
    Jan-00                              $55,605                    $55,673
    Feb-00                              $56,935                    $56,920
    Mar-00                              $60,150                    $60,301
    Apr-00                              $57,060                    $57,159
    May-00                              $55,130                    $55,164
    Jun-00                              $57,515                    $57,597
    Jul-00                              $56,385                    $56,422
    Aug-00                              $60,480                    $60,518
    Sep-00                              $57,715                    $57,692
    Oct-00                              $56,560                    $56,469
    Nov-00                              $51,010                    $50,850
    Dec-00                              $51,975                    $51,755
    Jan-01                              $53,850                    $53,738
    Feb-01                              $48,730                    $48,643
    Mar-01                              $45,435                    $45,370
    Apr-01                              $49,185                    $49,104
    May-01                              $49,695                    $49,595
    Jun-01                              $48,910                    $48,761
    Jul-01                              $48,070                    $47,957
    Aug-01                              $45,185                    $45,055
    Sep-01                              $41,155                    $41,009
    Oct-01                              $42,190                    $42,051
    Nov-01                              $45,385                    $45,268
    Dec-01                              $46,210                    $46,083
    Jan-02                              $45,645                    $45,511
    Feb-02                              $44,725                    $44,574
    Mar-02                              $46,720                    $46,526
 30-Apr-02                              $44,520                    $44,256

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Large-Cap Blend Fund category for the 6-month and one-year periods was 1,363 and 1,312, respectively. These funds may or may not use tax-efficient strategies.

3  Not annualized.

4 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements. Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon

SCHWAB TOTAL STOCK MARKET INDEX FUND(R)

FUND FACTS

TOP TEN HOLDINGS 1 as of 4/30/02

 (1)  GENERAL ELECTRIC CO.                                                 2.5%
 (2)  MICROSOFT CORP.                                                      2.2%
 (3)  EXXON MOBIL CORP.                                                    2.2%
 (4)  WAL-MART STORES, INC.                                                1.9%
 (5)  PFIZER, INC.                                                         1.8%
 (6)  CITIGROUP, INC.                                                      1.8%
 (7)  JOHNSON & JOHNSON                                                    1.6%
 (8)  NINTEL CORP.                                                         1.5%
 (9)  AMERICAN INTERNATIONAL GROUP, INC                                    1.4%
(10)  INTERNATIONAL BUSINESS MACHINES CORP.                                1.1%
--------------------------------------------------------------------------------
      TOTAL PERCENTAGE OF INVESTMENTS                                     18.0%

STATISTICS as of 4/30/02

                                                                      PEER GROUP
                                                    FUND              AVERAGE 2
--------------------------------------------------------------------------------
Number of Holdings                                  3,247                 218
--------------------------------------------------------------------------------
Median Market Cap ($ Mil)                         $30,011             $44,258
--------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                           30.4                30.6
--------------------------------------------------------------------------------
Price/Book (P/B) Ratio                                4.9                 5.1
--------------------------------------------------------------------------------
12-Month Yield Investor Shares                       0.93%               0.44%
--------------------------------------------------------------------------------
Portfolio Turnover Rate 3                               1%                 93%
--------------------------------------------------------------------------------
Three-Year Beta 4                                      --                0.95
--------------------------------------------------------------------------------

EXPENSE RATIO as of 4/30/02

INVESTOR SHARES                 0.40% 5
SELECT SHARES(R)                0.27% 5
PEER GROUP AVERAGE              1.22% 2

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 1,376 funds in the Large-Cap Blend Fund category.

3  For the 6-month and one-year periods, respectively.

4  Not available until the fund has sufficient performance to report.

5 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes, and certain non-routine expenses).

6  Source: Wilshire Associates, Inc.

INDEX COMPOSITION BY INDUSTRY 6

These charts show the size of the ten largest industries in the Wilshire 5000 Total Market Index. As the charts show, the total portion represented by these industries and their relative weightings have changed over the past five years.

AS OF 4/30/02

[PIE CHART]

 1      13.3%      Drugs & Medicine
 2       8.8%      Miscellaneous Finance
 3       7.3%      Business Machines
 4       7.3%      Banks
 5       6.8%      Retail
 6       6.1%      Electronics
 7       5.1%      Business Services
 8       4.6%      Producer Goods
 9       4.4%      Insurance
10       3.8%      Media
        32.5%      Other

AS OF 4/30/01

[PIE CHART]

 1      12.6%      Drugs & Medicine
 2       9.2%      Business Machines
 3       8.4%      Miscellaneous Finance
 4       7.2%      Electronics
 5       6.1%      Banks
 6       5.8%      Retail
 7       5.5%      Telephone
 8       5.4%      Producer Goods
 9       5.2%      Business Services
10       4.8%      Media
        29.8%      Other

AS OF 4/30/97

[PIE CHART]

 1      10.2%      Drugs & Medicine
 2       8.2%      Banks
 3       6.7%      Electronics
 4       6.2%      Business Machines
 5       6.1%      Miscellaneous Finance
 6       5.4%      Food & Agriculture
 7       5.3%      Producer Goods
 8       5.1%      Telephone
 9       4.5%      Retail
10       4.3%      Insurance
        38.0%      Other

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                        11/1/01-      11/1/00-       11/1/99-        6/1/99 1-
INVESTOR SHARES                                         4/30/02       10/31/01       10/31/00        10/31/99
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   16.62          22.49          20.87          20.00
                                                        ----------------------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                   0.08           0.15           0.16           0.07
  Net realized and unrealized gains or losses             0.84          (5.87)          1.56           0.80
                                                        ----------------------------------------------------------------------------
  Total income or loss from investment
    operations                                            0.92          (5.72)          1.72           0.87
Less distributions:
  Dividends from net investment income                   (0.16)         (0.15)         (0.10)            --
                                                        ----------------------------------------------------------------------------
Net asset value at end of period                         17.38          16.62          22.49          20.87
                                                        ============================================================================
Total return (%)                                          5.53 2       (25.55)          8.23           4.35 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                      0.40 3         0.40           0.40 4         0.40 3
Expense reductions reflected in above ratio               0.22 3         0.25           0.26           0.51 3
Ratio of net investment income to
  average net assets                                      1.00 3         0.94           0.76           0.92 3
Portfolio turnover rate                                      1              2              2              1
Net assets, end of period ($ x 1,000,000)                  276            224            218            136

1  Commencement of operations.

2  Not annualized.

3  Annualized.

4 Would have been 0.41% if certain non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS

                                                  11/1/01-    11/1/00-    11/1/99-     6/1/99 1-
SELECT SHARES(R)                                  4/30/02     10/31/01    10/31/00     10/31/99
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period             16.65        22.52       20.89       20.00
                                                  ----------------------------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                             0.10         0.18        0.17        0.07
  Net realized and unrealized gains or losses       0.82        (5.87)       1.56        0.82
                                                  ----------------------------------------------------------------------------------
  Total income or loss from investment
    operations                                      0.92        (5.69)       1.73        0.89
Less distributions:
  Dividends from net investment income             (0.18)       (0.18)      (0.10)         --
                                                  ----------------------------------------------------------------------------------
Net asset value at end of period                   17.39        16.65       22.52       20.89
                                                  ==================================================================================
Total return (%)                                    5.52 2     (25.40)       8.30        4.45 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses
   to average net assets                            0.27 3       0.27        0.27 4      0.27 3
Expense reductions reflected in above ratio         0.20 3       0.23        0.24        0.47 3
Ratio of net investment income to
   average net assets                               1.13 3       1.07        0.89        1.05 3
Portfolio turnover rate                                1            2           2           1
Net assets, end of period ($ x 1,000,000)            298          257         262         149

1  Commencement of operations.

2  Not annualized.

3  Annualized.

4 Would have been 0.28% if certain non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding
 +  New holding (since 10/31/01)
 o  Non-income producing security
 *  American Depositary Receipt
 =  Collateral for open futures contracts
 /  Issuer is related to the fund's adviser
 @  Security is valued at fair value (see Accounting Policies)


ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.1%  COMMON STOCK
        Market Value: $568,771
        Cost: $654,646

  0.9%  SHORT TERM INVESTMENT
        Market Value: $5,081
        Cost: $5,081

  0.0%  U.S. TREASURY OBLIGATIONS
        Market Value: $309
        Cost: $309

  0.0%  PREFERRED STOCK
        Market Value: $4
        Cost: $4

----------------------------------
100.0%  TOTAL INVESTMENTS
        Market Value: $574,165
        Cost: $660,040


COMMON STOCK 99.1% of investments


                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      AEROSPACE/DEFENSE 1.5%
------------------------------------------------------------------------------
    o Aerosonic Corp. 1,000                                                 26
    o BE Aerospace, Inc. 1,100                                              14
      Boeing Co. 37,500                                                  1,673
      Crane Co. 3,000                                                       83
      Curtiss-Wright Corp. 400                                              31
      Curtiss-Wright Corp., Class B 168                                     13
    o DRS Technologies, Inc. 1,200                                          56
    o Ducommun, Inc. 1,300                                                  26
      EDO Corp. 900                                                         28
      Engineered Support Systems, Inc. 1,100                                54
    o ESCO Technologies, Inc. 1,400                                         56
    o The Fairchild Corp., Class A 3,100                                    13
      GenCorp., Inc. 2,500                                                  39
      General Dynamics Corp. 8,900                                         864
      Goodrich Corp. 4,604                                                 147
      HEICO Corp., Class A 2,260                                            33
   o+ Integrated Defense Technologies, Inc. 900                             27
      Kaman Corp., Class A 1,300                                            23
    o KVH Industries, Inc. 1,300                                            10
      Lockheed Martin Corp. 20,052                                       1,261
    o Moog, Inc., Class A 1,350                                             46
      Northrop Grumman Corp. 4,709                                         568
    o Orbital Sciences Corp. 2,600                                          17
      Raytheon Co. 17,400                                                  736
      Rockwell Automation, Inc. 7,400                                      159
      Rockwell Collins, Inc. 8,100                                         193
    o SatCon Technology Corp. 900                                            2
    o Sequa Corp., Class A 300                                              18
    o Teledyne Technologies, Inc. 2,357                                     40
      Textron, Inc. 6,300                                                  310
    + Transtechnology Corp. 500                                              4
    o Trimble Navigation Ltd. 800                                           13
    o Triumph Group, Inc. 1,200                                             55
      United Technologies Corp. 26,234                                   1,841
    o Veeco Instruments, Inc. 1,000                                         30
                                                                   -----------
                                                                         8,509

      AIR TRANSPORTATION 0.5%
      ------------------------------------------------------------------------
      AAR Corp. 800                                                         10
      Airborne, Inc. 9,300                                                 193
    o Airnet Systems, Inc. 800                                               7
    o AirTran Holdings, Inc. 2,800                                          16
    o Alaska Air Group, Inc. 1,400                                          43
    o America West Holdings Corp., Class B 1,100                             4
    o AMR Corp. 6,100                                                      131
    o Amtran, Inc. 1,200                                                    15


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Atlantic Coast Airlines Holdings, Inc. 2,100                          46
    o Atlas Air Worldwide Holdings, Inc. 1,800                              22
    o Aviall, Inc. 2,300                                                    20
    o Continental Airlines, Inc., Class B 2,000                             52
      Delta Air Lines, Inc. 5,400                                          150
    o EGL, Inc. 2,150                                                       37
    o FedEx Corp. 19,863                                                 1,026
    o Frontier Airlines, Inc. 1,200                                         18
    o Hawk Corp., Class A 1,800                                              9
    o Mesa Air Group, Inc. 1,300                                            13
    o Mesaba Holdings, Inc. 1,100                                           10
    o Midwest Express Holdings, Inc. 1,100                                  22
    o Northwest Airlines Corp., Class A 3,500                               65
      Petroleum Helicopters 700                                             20
      SkyWest, Inc. 2,500                                                   57
      Southwest Airlines Co. 32,925                                        600
    o U.S. Airways Group, Inc. 2,100                                        11
      UAL Corp. 2,600                                                       37
                                                                   -----------
                                                                         2,634

      ALCOHOLIC BEVERAGES 0.5%
      ------------------------------------------------------------------------
      Adolph Coors Co., Class B 1,800                                      120
      Anheuser-Busch Cos., Inc. 40,700                                   2,157
    o Boston Beer Co., Inc., Class A 1,000                                  14
      Brown-Forman Corp., Class B 2,900                                    228
   o+ Central European Distribution Corp. 500                                8
    o Constellation Brands, Inc., Class A 2,400                            145
    o The Robert Mondavi Corp., Class A 400                                 16
                                                                   -----------
                                                                         2,688

      APPAREL 0.6%
      ------------------------------------------------------------------------
    o Abercrombie & Fitch Co., Class A 4,600                               138
    o Bebe Stores, Inc. 1,900                                               43
      Brown Shoe Co., Inc. 1,300                                            26
    o The Buckle, Inc. 1,000                                                23
    o Chico's FAS, Inc. 1,575                                               57
    o The Children's Place Retail Stores, Inc. 1,800                        62
    o Christopher & Banks Corp. 900                                         33
    o Coach, Inc. 2,001                                                    112
    o Columbia Sportswear Co. 1,850                                         70
    o Direct Focus, Inc. 1,625                                              73
    o The Dress Barn, Inc. 2,000                                            60
    o Foot Locker, Inc. 5,900                                               93
    o Footstar, Inc. 600                                                    18
    o Genesco, Inc. 1,300                                                   36
    o Global Sports, Inc. 1,500                                             19
    o Guess?, Inc. 2,700                                                    20
    o The Gymboree Corp. 3,100                                              57
      Haggar Corp. 1,200                                                    18
   o+ Hampshire Group Ltd. 1,000                                            18
    o The J. Jill Group, Inc. 800                                           25
    o Jo-Ann Stores, Inc., Class A 3,300                                    64
    o Jones Apparel Group, Inc. 5,756                                      224
   o+ Joseph A. Bank Clothiers, Inc. 1,000                                  18
      K-Swiss, Inc., Class A 600                                            28
      Kellwood Co. 900                                                      25
    o Kenneth Cole Productions, Inc., Class A 1,100                         30
      Liz Claiborne, Inc. 8,100                                            253
   o+ Maxwell Shoe Co., Inc., Class A 1,500                                 30
    o The Men's Wearhouse, Inc. 1,400                                       35
    o Nautica Enterprises, Inc. 1,300                                       19
      Nike, Inc., Class B 11,800                                           629
      Oshkosh B'Gosh, Inc., Class A 1,200                                   50
    o Pacific Sunwear of California 1,100                                   28
      Phillips-Van Heusen Corp. 1,800                                       27
    o Polo Ralph Lauren Corp. 1,500                                         43
      Polymer Group, Inc. 1,300                                              1
   o+ Quaker Fabric Corp. 1,000                                             14
    o Quiksilver, Inc. 1,000                                                24
      Reebok International Ltd. 8,000                                      221


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Russell Corp. 1,100                                                   20
    o Saucony, Inc., Class B 1,900                                          15
   o+ Shoe Carnival, Inc. 1,200                                             25
    o Skechers USA, Inc., Class A 500                                       12
    o Steven Madden Ltd. 1,800                                              35
      Stride Rite Corp. 2,900                                               26
      Superior Uniform Group, Inc. 1,600                                    18
      Talbots, Inc. 2,700                                                   93
   o+ Tandy Brands Accessories, Inc. 1,000                                  10
    o Tarrant Apparel Group 1,700                                           10
    o Timberland Co., Class A 1,400                                         57
    o Too, Inc. 1,742                                                       53
    o Tropical Sportswear International Corp. 800                           22
    o Unifi, Inc. 1,900                                                     21
    o Urban Outfitters, Inc. 1,600                                          48
    o Vans, Inc. 700                                                         9
      VF Corp. 6,400                                                       280
      Westpoint Stevens, Inc. 2,200                                         12
    o Wet Seal, Inc., Class A 2,050                                         73
    o Wilsons The Leather Expert 600                                         8
      Wolverine World Wide, Inc. 1,700                                      31
                                                                   -----------
                                                                         3,642

      AUTOMOTIVE PRODUCTS/MOTOR VEHICLES  1.6%
      ------------------------------------------------------------------------
      A.O. Smith Corp., Class B 1,300                                       40
    o Advance Auto Parts, Inc. 880                                          52
    o Aftermarket Technology Corp. 1,800                                    41
    o American Axle & Manufacturing Holdings, Inc. 2,300                    76
    o ANC Rental Corp. 3,037                                                 2
      Arctic Cat, Inc. 700                                                  14
      ArvinMeritor, Inc. 3,900                                             124
   o+ Asbury Automotive Group, Inc. 1,600                                   31
    o ASV, Inc. 700                                                          9
      Bandag, Inc. 1,200                                                    46
      BorgWarner, Inc. 1,300                                                81
      Carlisle Cos., Inc. 1,600                                             65
    o Cascade Corp. 2,400                                                   35
      Clarcor, Inc. 1,200                                                   39
    o Collins & Aikman Corp. 3,500                                          28
      Cooper Tire & Rubber Co. 2,900                                        72
    o Copart, Inc. 4,050                                                    62
      Cummins, Inc. 1,400                                                   60
      Dana Corp. 5,700                                                     115
      Danaher Corp. 6,900                                                  494
      Delphi Corp. 21,600                                                  336
      Donaldson Co., Inc. 1,900                                             82
      Donnelly Corp. 1,000                                                  19
    o Dura Automotive Systems, Inc. 11,400                                 248
      Eaton Corp. 4,300                                                    364
      Federal Screw Works  700                                              26
      Fleetwood Enterprises, Inc. 1,000                                     11
      Ford Motor Co. 75,636                                              1,210
      General Motors Corp. 23,386                                        1,500
    o General Motors Corp., Class H 33,682                                 505
      Genuine Parts Co. 8,000                                              276
      Goodyear Tire & Rubber Co. 6,500                                     145
    o Group 1 Automotive, Inc. 1,400                                        61
      Harley-Davidson, Inc. 17,100                                         906
    o Lear Corp. 5,300                                                     272
    o Lithia Motors, Inc., Class A 700                                      20
      Midas, Inc. 1,300                                                     19
      Modine Manufacturing Co. 1,700                                        50
    o Monaco Coach Corp. 1,200                                              34
    o Monro Muffler Brake, Inc. 700                                         14
      Myers Industries, Inc. 1,877                                          34
    o Navistar International Corp. 1,900                                    76
      Noble International Ltd. 2,400                                        30
    o O'Reilly Automotive, Inc. 2,200                                       71
      Oshkosh Truck Corp. 950                                               54
      Polaris Industries, Inc. 1,000                                        75
    o Rent-Way, Inc. 700                                                     7
    o Rush Enterprises, Inc. 500                                             4
    o Sonic Automotive, Inc. 7,800                                         300
    o SPX Corp. 1,805                                                      243
      Standard Motor Products, Inc. 700                                     12
    o Stoneridge, Inc. 1,700                                                25
    o Strattec Security Corp. 500                                           26
      Superior Industries International, Inc. 1,300                         67
    o TBC Corp. 3,300                                                       49
      Tenneco Automotive, Inc. 1,980                                        11
      Thor Industries, Inc. 500                                             30
      Titan International, Inc. 800                                          4


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Tower Automotive, Inc. 2,300                                          34
      TRW, Inc. 5,800                                                      319
   o+ United Auto Group, Inc. 1,000                                         25
    o United Rentals, Inc. 2,900                                            74
      Visteon Corp. 5,451                                                   84
      Winnebago Industries, Inc. 1,300                                      61
                                                                   -----------
                                                                         9,299
      BANKS 7.5%
      ------------------------------------------------------------------------
      Albama National Bancorp 600                                           24
      AmSouth Bancorp. 16,803                                              382
      Anchor Bancorp Wisconsin, Inc. 1,100                                  24
      Arrow Financial Corp. 735                                             22
      Associated Banc-Corp. 3,146                                          118
      BancFirst Corp. 500                                                   22
      Bancorpsouth, Inc. 4,612                                             101
      Bank of America Corp. 74,900                                       5,429
      Bank of Hawaii Corp. 3,500                                           100
      Bank of New York Co., Inc. 33,000                                  1,207
      Bank One Corp. 53,900                                              2,203
      BankAtlantic Bancorp, Inc., Class A 2,200                             28
      Banknorth Group, Inc. 6,974                                          184
      BB&T Corp. 21,888                                                    833
      Berkshire Bancorp, Inc. 1,200                                         37
      Boston Private Financial Holdings, Inc. 2,129                         57
      Brookline Bancorp, Inc. 1,100                                         27
    + Bryn Mawr Bank Corp. 700                                              24
      BSB Bancorp, Inc. 900                                                 27
    + Camden National Corp. 700                                             17
      Capital City Bank Group, Inc. 1,200                                   33
      Capitol Bancorp Ltd. 1,500                                            29
      Capitol Federal Financial 3,420                                       87
      Cascade Bancorp 1,416                                                 28
      CCBT Financial Cos., Inc. 200                                          5
      Centennial Bancorp 2,476                                              20
    o Central Coast Bancorp 1,210                                           25
      Chemical Financial Corp. 1,256                                        40
    o Chesterfield Financial Corp. 1,500                                    27
      Chittenden Corp. 1,625                                                54
      Citizens Banking Corp. 2,090                                          69
      Citizens First Bancorp, Inc. 700                                      14
    o City Holding Co. 1,800                                                35
      City National Corp. 2,100                                            116
      The Colonial BancGroup, Inc. 4,600                                    74
    + Columbia Bancorp 700                                                  14
    o Columbia Banking System, Inc. 1,860                                   23
      Comerica, Inc. 8,396                                                 528
      Commerce Bancorp, Inc. N.J. 3,060                                    151
      Commerce Bancshares, Inc. 3,170                                      141
      Community Bank System, Inc. 700                                       24
      Community First Bankshares, Inc. 2,000                                55
      Community Trust Bancorp, Inc. 960                                     25
      Compass Bancshares, Inc. 5,900                                       211
      Connecticut Bancshares, Inc. 700                                      22
      Corus Bankshares, Inc. 500                                            25
      Cullen/Frost Bankers, Inc. 2,300                                      87
      Dime Community Bancshares 2,250                                       52
      Doral Financial Corp. 2,400                                           84
      Eagle Bancshares, Inc. 1,400                                          36
      East-West Bancorp, Inc. 1,300                                         47
      Fidelity Bankshares, Inc. 1,933                                       41
      Fifth Third Bancorp. 26,188                                        1,796
      First Bancorp Puerto Rico 1,400                                       47
      First Busey Corp., Class A 1,000                                      22
      First Charter Corp. 1,500                                             30
      First Citizens Bancshares, Class A 300                                33
      First Commonwealth Financial Corp. 2,100                              28
      First Essex Bancorp, Inc. 700                                         23
      First Federal Capital Corp. 1,500                                     30
      First Financial Bancorp. 1,839                                        35
      First Financial Bancshares, Inc. 1,200                                43
      First Merchants Corp. 945                                             26
      First Midwest Bancorp., Inc. 2,125                                    65
      First Niagara Financial Group 1,200                                   26
      First Place Financial Corp. 1,400                                     24
    o First Republic Bank 1,300                                             43
      First Tennessee National Corp. 5,800                                 224
      First United Corp. 2,200                                              37
      First Virginia Banks, Inc. 2,200                                     126
      Firstfed America Bancorp., Inc. 1,000                                 26
    o Firstfed Financial Corp. 900                                          26

See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      FirstMerit Corp. 3,800                                               108
      FleetBoston Financial Corp. 43,477                                 1,535
      FNB Corp. 2,395                                                       72
    o Franklin Financial Corp. 700                                          17
      Frontier Financial Corp. 700                                          20
      Fulton Financial Corp. 3,924                                          97
      GA Financial, Inc. 1,100                                              20
      GBC Bancorp California 600                                            19
      Gold Banc Corp., Inc. 1,400                                           14
      Golden West Financial Corp. 7,400                                    506
    + Granite State Bankshares, Inc. 700                                    22
      Great Southern Bancorp., Inc. 700                                     26
      GreenPoint Financial Corp. 4,600                                     227
      Hancock Holding Co. 700                                               40
      Harbor Florida Bancshares, Inc. 1,100                                 22
      Harleysville National Corp. 840                                       21
      Hibernia Corp., Class A 7,200                                        144
      Horizon Financial Corp. 1,725                                         24
      Hudson City Bancorp., Inc. 4,700                                     177
      Hudson United Bancorp. 2,240                                          71
      Huntington Bancshares, Inc. 11,590                                   235
      Independence Community Bank 2,600                                     85
      Independent Bank Corp. 1,000                                          25
      Integra Bank Corp. 1,225                                              27
    + Interchange Financial Services Corp. 700                              19
      Irwin Financial Corp. 1,700                                           33
      J.P. Morgan Chase & Co. 89,080                                     3,127
      KeyCorp., Inc. 18,500                                                520
      Lakeland Financial Corp. 1,100                                        26
      M&T Bank Corp. 4,462                                                 381
      MAF Bancorp., Inc. 1,200                                              44
      Main Street Banks, Inc. 1,000                                         20
      Marshall & Ilsley Corp. 5,136                                        327
      Mellon Financial Corp. 20,800                                        785
      Mercantile Bankshares Corp. 3,200                                    132
      Merchants Bancshares, Inc. 750                                        21
      Mid-State Bancshares 1,500                                            30
      Midwest Banc Holdings, Inc. 200                                        6
      National City Corp. 28,000                                           874
      National Commerce Financial Corp. 9,150                              256
      National Penn Bancshares, Inc. 1,185                                  32
      NBT Bancorp., Inc. 1,400                                              25
    o Net.B@nk, Inc. 3,300                                                  53
      New York Community Bancorp., Inc. 4,377                              130
      North Fork Bancorp., Inc. 7,300                                      282
      Northern Trust Corp. 9,800                                           521
      OceanFirst Financial Corp. 700                                        22
      Old National Bancorp. 2,651                                           65
      Old Second Bancorp, Inc. 700                                          29
      Omega Financial Corp. 1,000                                           33
      Oriental Financial Group 1,100                                        24
      Pacific Northwest Bancorp. 1,000                                      28
      Park National Corp. 805                                               81
      Peoples Bank-Bridgeport 2,500                                         66
      PFF Bancorp, Inc. 800                                                 26
      PNC Financial Services Group, Inc. 12,700                            700
      Popular, Inc. 6,400                                                  188
      Prosperity Bancshares, Inc. 1,200                                     40
      Provident Bankshares Corp. 882                                        23
      Provident Financial Group, Inc. 2,100                                 64
      Providian Financial Corp. 11,400                                      81
    o Quaker City Bancorp., Inc. 1,000                                      38
      Regions Financial Corp. 10,700                                       375
      Republic Bancorp. 2,231                                               33
      Republic Bancorp., Inc., Class A 1,500                                18
      Roslyn Bancorp., Inc. 3,650                                           84
      S&T Bancorp., Inc. 900                                                24
      Sandy Spring Bancorp., Inc. 900                                       30
      Santander Bancorp 1,600                                               32
      Seacoast Banking Corp. Florida, Class A 600                           30
      Seacoast Financial Services Corp. 1,600                               34
      Second Bancorp., Inc. 900                                             24
    o Silicon Valley Bancshares 2,200                                       70
      Sky Financial Group, Inc. 3,791                                       88
      South Alabama Bancorp. 1,100                                          13
      The South Financial Group, Inc. 2,000                                 46
    + Southern Financial Bancorp 200                                         6
      SouthTrust Corp. 15,854                                              423


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.


                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Southwest Bancorp of Texas, Inc. 1,500                                53
      Southwest Bancorp., Inc. 1,650                                        41
      St. Francis Capital Corp. 1,200                                       29
      State Street Corp. 15,000                                            767
      Sterling Bancorp. 1,016                                               34
      Sterling Bancshares, Inc. 2,100                                       29
      Sterling Financial Corp. 800                                          20
      Suffolk Bancorp 1,400                                                 48
      SunTrust Banks, Inc. 13,300                                          904
      Susquehanna Bancshares, Inc. 1,700                                    42
      SY Bancorp, Inc. 700                                                  27
      Synovus Financial Corp. 13,800                                       373
      Texas Regional Bancshares, Inc., Class A 940                          47
      Three Rivers Bancorp, Inc. 1,200                                      17
      Tompkins Trustco, Inc. 700                                            32
      Touch America Holdings, Inc. 4,400                                    15
      Transatlantic Holdings, Inc. 2,150                                   181
      Trustco Bank Corp. 2,857                                              37
      Trustmark Corp. 2,800                                                 72
      U.S. Bancorp. 86,131                                               2,041
    o UBS AG 3,378                                                         164
      UCBH Holdings, Inc. 1,100                                             43
      UMB Financial Corp. 787                                               38
    + Union Bancshares Corp. 200                                             5
      Union Planters Corp. 6,300                                           316
      UnionBanCal Corp. 7,100                                              344
      United Bankshares, Inc. 1,900                                         61
      United Community Financial Corp. 1,900                                15
      United National Bancorp. 1,230                                        28
      Unizan Financial Corp. 1,371                                          29
      USB Holding Co., Inc. 693                                             11
      Valley National Bancorp. 3,189                                       113
    o VIB Corp. 1,840                                                       25
      Vista Bancorp., Inc. 882                                              24
      Wachovia Corp. 61,436                                              2,337
      Washington Trust Bancorp. 1,000                                       21
      Waypoint Financial Corp. 1,573                                        28
      Wells Fargo & Co. 77,981                                           3,989
      Wesbanco, Inc. 1,200                                                  29
      West Coast Bancorp 1,200                                              18
      Westamerica Bancorp. 1,700                                            75
      WestCorp., Inc. 1,207                                                 36
      Whitney Holding Corp. 1,950                                           71
      Willow Grove Bancorp, Inc. 1,596                                      19
      Wilmington Trust Corp. 1,600                                         101
      Wintrust Financial Corp. 1,800                                        44
      WSFS Financial Corp. 1,000                                            21
      Zions Bancorp. 4,200                                                 227
                                                                   -----------
                                                                        42,875

      BUSINESS MACHINES & SOFTWARE 7.2%
      ------------------------------------------------------------------------
    o 3Com Corp. 12,400                                                     72
    o 3D Systems Corp. 1,400                                                19
    o Activision, Inc. 3,300                                               104
    o Adaptec, Inc. 12,400                                                 182
      Adobe Systems, Inc. 10,300                                           412
    o Advanced Digital Information Corp. 2,600                              23
    o American Tower Corp., Class A 7,200                                   36
      Analogic Corp. 500                                                    25
    o Andersen Group, Inc. 1,400                                            13
    o Apple Computer, Inc. 15,700                                          381
    o Arbitron, Inc. 1,420                                                  49
    o AremisSoft Corp. 1,500                                                 1
    o Artesyn Technologies, Inc. 1,100                                       9
    o Ascential Software Corp. 11,650                                       40
      Autodesk, Inc. 6,400                                                 118
    o Avantgo, Inc. 3,500                                                    3
    o Avici Systems, Inc. 1,500                                              3
    o Avocent Corp. 3,263                                                   82
    o Bell Microproducts, Inc. 1,000                                        12
    o Black Box Corp. 1,200                                                 56
    o BMC Software, Inc. 10,400                                            150
    o Borland Software Corp. 3,000                                          33
    o CACI International, Inc., Class A 1,700                               51
    o Cisco Systems, Inc. 320,069                                        4,689
    o Cognitronics Corp. 2,600                                               9
    o Commerce One, Inc. 7,300                                               8
      Compaq Computer Corp. 69,850                                         709


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Compuware Corp. 25,900                                               203
    o Comverse Technology, Inc. 8,400                                      101
    o Concurrent Computer Corp. 3,000                                       21
    o Datum, Inc. 2,300                                                     27
    o Davox Corp. 1,100                                                     10
    o Dell Computer Corp. 118,200                                        3,113
      Diebold, Inc. 3,800                                                  144
    o Digital Lightwave, Inc. 1,300                                          5
    o Docent, Inc. 1,900                                                     4
    o E.piphany, Inc. 2,100                                                 13
    o EMC Corp. 90,874                                                     831
    o EXE Technologies, Inc. 2,600                                           5
      Fair, Isaac & Co., Inc. 750                                           42
    o FalconStor Software, Inc. 1,200                                        7
    o Flow International Corp. 900                                          10
    o Foundry Networks, Inc. 4,300                                          24
    o Gateway, Inc. 11,800                                                  65
    o Handspring, Inc. 4,700                                                12
      Hewlett-Packard Co. 83,036                                         1,420
      IKON Office Solutions, Inc. 8,000                                    104
    o Imagistics International, Inc. 1,340                                  23
    o Immersion Corp. 800                                                    2
    o Informatica Corp. 2,700                                               21
    o Informax, Inc. 4,700                                                   6
    o Inforte Corp. 2,700                                                   32
    o Ingram Micro, Inc., Class A 6,400                                     95
    o Input/Output, Inc. 3,400                                              31
    o Inrange Technologies Corp., Class B 3,000                             16
    o Integrated Device Technology, Inc. 4,200                             118
   o+ Intelli-Check, Inc. 500                                                6
    o Interactive Intelligence, Inc. 1,000                                   4
    o Intergraph Corp. 2,100                                                36
    o Interland, Inc. 5,100                                                 13
 (10) International Business Machines Corp. 78,150                      6,546
    o InterVoice-Brite, Inc. 1,678                                           7
   o+ Invision Technologies, Inc. 1,500                                     34
    o Iomega Corp. 2,400                                                    30
    o Juniper Networks, Inc. 13,600                                        137
    o Kana Software, Inc. 528                                                5
    o Lantronix, Inc. 1,900                                                  5
    o Lexmark International, Inc., Class A 5,900                           353
    o Loudcloud, Inc. 800                                                    1
    o LTX Corp. 1,900                                                       40
   o+ Magma Design Automation, Inc. 1,700                                   31
    o Matrixone, Inc. 1,700                                                 12
    o Maxtor Corp. 8,748                                                    61
    o Maxwell Technologies, Inc. 1,000                                       9
    o McData Corp., Class B 500                                              3
    o Microchip Technology, Inc. 6,650                                     296
    o Micromuse, Inc. 2,900                                                 24
    o MICROS Systems, Inc. 1,900                                            53
o=(2) Microsoft Corp. 245,530                                           12,831
    o MIPS Technology, Inc., Class A 1,100                                   7
    o MSC.Software Corp. 1,800                                              22
    o NCR Corp. 9,200                                                      357
    o Netegrity, Inc. 1,500                                                 11
    o Network Appliance, Inc. 13,500                                       236
    o Novell, Inc. 14,600                                                   54
    o Novellus Systems, Inc. 6,272                                         297
    o Opnet Technologies, Inc. 1,100                                         9
    o Oracle Corp. 253,000                                               2,540
    o OTG Software, Inc. 1,600                                              12
    o Palm, Inc. 22,932                                                     73
    o Pec Solutions, Inc. 1,000                                             23
      Pitney Bowes, Inc. 11,000                                            463
    o Printronix, Inc. 1,900                                                23
    o ProQuest Co. 1,700                                                    69
    o Quantum Corp. - DLT & Storage System 5,500                            40
    o Quovadx, Inc. 2,600                                                   22
    o Read-Rite Corp. 5,900                                                 21
    o Renaissance Learning, Inc. 2,100                                      73
    o Roxio, Inc. 724                                                       15
    o S1 Corp. 12,930                                                      116
    o Saba Software, Inc. 2,000                                              6
    o Sagent Technology, Inc. 1,500                                          1
    o Scansource, Inc. 1,700                                               114


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.


                                                                    MKT. VALUE
      Security and Number of Shares                                ($ x 1,000)

    o SCM Microsystems, Inc. 1,200                                          15
   @o Seagate Escrow Security 7,500                                          2
    o Silicon Graphics, Inc. 4,800                                          13
    o Socket Communications, Inc. 800                                        1
    o Stellent, Inc. 1,100                                                   6
    o Storage Technology Corp. 14,400                                      296
    o StorageNetworks, Inc. 2,100                                            6
    o Sun Microsystems, Inc. 134,130                                     1,097
    o Sybase, Inc. 5,536                                                    78
    o Systems & Computer Technology Corp. 2,900                             45
    o T/R Systems, Inc. 1,500                                                3
    o Tech Data Corp. 2,800                                                133
    o The Titan Corp. 3,881                                                 89
      Total System Services, Inc. 9,300                                    207
    o Troy Group, Inc. 2,000                                                 8
    o Tumbleweed Communications Corp. 2,000                                  6
    o Ultimate Electronics, Inc. 400                                        12
    o Unisys Corp. 12,500                                                  169
    o Universal Access Global Holdings, Inc. 2,900                           2
    o Vastera, Inc. 2,000                                                   11
    o Virage Logic Corp. 1,400                                              25
    o Vitria Technology, Inc. 3,700                                          8
    o Webex Communications, Inc. 1,500                                      26
    o Xanser Corp. 1,400                                                     5
      Xerox Corp. 31,200                                                   276
                                                                   -----------
                                                                        41,474

      BUSINESS SERVICES 5.1%
      ------------------------------------------------------------------------
    o 1-800 Contacts, Inc. 1,500                                            16
    o 4 Kids Entertainment, Inc. 1,000                                      17
    o aaiPharma, Inc. 1,200                                                 34
      Aaron Rents, Inc., Class A 1,100                                      28
      ABM Industries, Inc. 1,200                                            46
    o Actel Corp. 1,100                                                     27
    o Actuate Corp. 2,300                                                   13
    o Administaff, Inc. 2,800                                               64
    o Advent Software, Inc. 1,600                                           79
   o+ The Advisory Board Co. 1,000                                          34
    o Advo, Inc. 700                                                        30
    o Aether Systems, Inc. 1,100                                             4
    o Affiliated Computer Services, Inc., Class A 6,000                    324
    o Agile Software Corp. 1,900                                            17
    o AHL Services, Inc. 2,200                                               6
    o Akamai Technologies, Inc. 4,038                                        9
   o+ Allied Research Corp. 500                                             12
    o Allied Waste Industries, Inc. 7,800                                   95
      Ambassadors International, Inc. 1,700                                 15
    o America Online Latin America, Inc., Class A 2,500                      4
      American Management Systems, Inc. 2,200                               50
      Analysts International Corp. 2,400                                    12
    o Ansoft Corp. 2,300                                                    26
    o Answerthink, Inc. 1,700                                               11
    o Ansys, Inc. 1,700                                                     43
    o Apollo Group, Inc., Class A 10,050                                   385
    o Ariba, Inc. 9,200                                                     35
    o Art Technology Group, Inc. 2,200                                       4
   o+ Artistdirect, Inc. 1,000                                              11
    o Ask Jeeves, Inc. 1,900                                                 3
    o Aspen Technology, Inc. 1,000                                          14
    o At Road, Inc. 900                                                      6
      Automatic Data Processing, Inc. 28,700                             1,459
    o Autonation, Inc. 21,600                                              346
    o Avant! Corp. 2,000                                                    33
    o Barra, Inc. 750                                                       37
    o BEA Systems, Inc. 16,400                                             176
    o BindView Development Corp. 1,700                                       3
    o Blue Martini Software, Inc. 2,000                                      2
   o+ Boron Lepore & Associates, Inc. 500                                    6
    o Bottomline Technologies, Inc. 500                                      5
      Bowne & Co., Inc. 1,700                                               27
      Brady Corp., Class A 700                                              26
    o Bright Horizons Family Solutions, Inc. 1,300                          39
    o Brio Software, Inc. 2,300                                              5
    o BroadVision, Inc. 9,811                                               10
    o Brocade Communications Systems, Inc. 9,500                           243
    o BSQUARE Corp. 1,600                                                    5
    o Bull RUN Corp. 1,100                                                   1


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Cacheflow, Inc. 1,700                                                  1
    o Caminus Corp. 1,100                                                   21
    o Career Education Corp. 2,600                                         117
    o Carreker Corp. 1,200                                                  12
    o Catapult Communications Corp. 1,600                                   40
    o CDI Corp. 1,200                                                       35
    o CDW Computer Centers, Inc. 4,300                                     236
    o Cendant Corp. 43,615                                                 785
    o Centra Software, Inc. 2,400                                            7
    o Ceridian Corp. 6,600                                                 147
    o Cerner Corp. 2,200                                                   117
      Certegy, Inc. 3,150                                                  122
    o CGI Group, Inc., Class A 3,035                                        16
   o+ Charles River Associates, Inc. 500                                     8
    o Checkfree Corp. 2,900                                                 59
      Chemed Corp. 1,200                                                    46
    o Choicepoint, Inc. 2,550                                              141
      Chordiant Software, Inc. 1,100                                         5
    o Ciber, Inc. 1,900                                                     13
      Cintas Corp. 7,050                                                   365
    o Citrix Systems, Inc. 10,000                                          116
    o Clarus Corp. 1,200                                                     6
    o Click Commerce, Inc. 1,600                                             1
    o Cognizant Technology Solutions Corp. 1,100                            52
    o Coinstar, Inc. 3,500                                                 113
    o Com21, Inc. 1,400                                                      1
   o+ Comarco, Inc. 500                                                      5
    o Computer Access Technology Corp. 800                                   3
      Computer Associates International, Inc. 29,926                       557
    o Computer Sciences Corp. 6,538                                        293
    o Concord EFS, Inc. 21,800                                             710
    o Connetics Corp. 3,400                                                 41
    o Convergys Corp. 7,800                                                216
    o Corillian Corp. 2,000                                                  6
    o Corio, Inc. 1,400                                                      2
    o Cornell Cos., Inc. 2,100                                              27
    o Corporate Executive Board Co. 1,700                                   65
    o Correctional Services Corp. 2,000                                      4
    o CoStar Group, Inc. 800                                                19
    o Covansys Corp. 2,500                                                  20
    o Credence Systems, Corp. 1,700                                         34
   o+ Cross Country, Inc. 1,600                                             48
    o Cross Media Marketing Corp. 1,391                                     18
    o CSG Systems International, Inc. 2,900                                 76
    o Cysive, Inc. 1,000                                                     3
    o Datastream Systems, Inc. 1,300                                        10
    o Deltek Systems, Inc. 1,200                                             8
      Deluxe Corp. 3,400                                                   149
    o Dendrite International, Inc. 1,100                                    15
    o DeVry, Inc. 2,800                                                     74
    o DiamondCluster International, Inc., Class A 1,000                     13
    o Dice, Inc. 1,000                                                       3
    o Digex, Inc. 1,800                                                      2
    o Digimarc Corp. 1,000                                                  15
    o Digital Insight Corp. 2,300                                           44
    o Digital River, Inc. 2,100                                             10
    o Digitalthink, Inc. 1,300                                               1
    o Digitas, Inc. 1,500                                                    7
    o Divine, Inc., Class A 4,032                                            1
    o Documentum, Inc. 1,200                                                23
    o DoubleClick, Inc. 8,237                                               64
    o DST Systems, Inc. 5,400                                              267
    o Dun & Bradstreet Corp. 3,700                                         142
    o Dyax Corp. 2,000                                                       7
    o Dynamics Research Corp. 1,200                                         24
    o Earthlink, Inc. 7,350                                                 54
    o eBay, Inc. 13,000                                                    690
    o Ebenx, Inc. 2,000                                                      8
    o Echelon Corp. 1,200                                                   19
    o Eclipsys Corp. 1,800                                                  29
    o Edgewater Technology, Inc. 767                                         3
    o Edison Schools, Inc. 1,900                                            10
    o Educational Management Corp. 1,700                                    73
    o eFunds Corp. 2,502                                                    40
      Electronic Data Systems Corp. 21,600                               1,172
   o+ ELITE Information Group, Inc. 500                                      6
   o+ Eloyalty Corp. 190                                                     1
    o Embarcadero Technologies, Inc. 2,900                                  32
    o Engage, Inc. 4,900                                                     1


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Enterasys Networks, Inc. 8,500                                         9
    o Entrust, Inc. 2,800                                                   12
    o EPIQ Systems, Inc. 1,550                                              26
    o ePresence, Inc. 2,700                                                 11
      Equifax, Inc. 9,300                                                  254
    o eXcelon Corp. 3,653                                                    5
    o Extensity, Inc. 1,900                                                  3
    o Exult, Inc. 4,100                                                     36
    o F5 Networks, Inc. 2,300                                               30
      FactSet Research Systems, Inc. 1,500                                  52
      Falcon Products, Inc. 1,500                                           10
   o+ Fidelity National Information Solutions, Inc. 500                     12
    o FileNet Corp. 1,300                                                   22
    o First Consulting Group, Inc. 1,800                                    16
      First Data Corp. 20,000                                            1,590
    o Fiserv, Inc. 9,300                                                   413
    o Forrester Research, Inc. 1,600                                        29
    o Freemarkets, Inc. 3,300                                               59
    o FTI Consulting, Inc. 1,800                                            64
      G&K Services, Inc., Class A 1,200                                     50
    o Gartner, Inc., Class B 3,551                                          42
    o Gemstar-TV Guide International, Inc. 18,160                          163
    o Global Imaging Systems, Inc. 2,500                                    48
      Global Payments, Inc. 1,620                                           62
    o GP Strategies Corp. 1,500                                              7
    o Gtech Holdings Corp. 1,600                                            96
      H&R Block, Inc. 9,600                                                385
    o Hall, Kinion & Associates, Inc. 900                                    9
   *o Havas Advertising 2,742                                               21
    o Heidrick & Struggles International, Inc. 1,100                        23
    o HNC Software, Inc. 2,000                                              38
    o Homestore.com, Inc. 4,200                                             11
    o Horizon Offshore, Inc. 300                                             3
    o Hydril Co. 700                                                        18
    o Hyperion Solutions Corp. 1,800                                        42
    o I-Many, Inc. 1,300                                                     7
    o I2 Technologies, Inc. 15,300                                          48
   o+ ICT Group, Inc. 500                                                   12
    o Identix, Inc. 1,600                                                   12
    o IDT Corp. 700                                                         14
    o IDX Systems Corp. 1,500                                               26
    o iGate Corp. 1,300                                                      5
    o InFocus Corp. 1,600                                                   21
    o Infogrames, Inc. 1,600                                                10
    o Infonet Services Corp., Class B 11,200                                24
    o Information Resources, Inc. 2,500                                     26
    o InfoSpace, Inc. 8,720                                                 10
    o infoUSA, Inc. 2,300                                                   17
    o Inktomi Corp. 4,200                                                   10
    o Innodata Corp. 2,400                                                   5
    o Integrated Silicon Solutions, Inc. 900                                12
    o Interactive Data Corp. 5,100                                          89
    o Intercept Group, Inc. 1,500                                           46
    o Internap Network Services Corp. 4,600                                  3
      Interpublic Group of Cos., Inc. 16,644                               514
    o Intertrust Technologies Corp. 2,200                                    3
    o Interwoven, Inc. 3,700                                                16
    o Intuit, Inc. 11,215                                                  439
    o Iron Mountain, Inc. 3,525                                            109
    o ITT Educational Services, Inc. 3,000                                 152
    o J.D. Edwards & Co. 5,300                                              59
      Jack Henry & Associates, Inc. 3,300                                   77
    o Jacobs Engineering Group, Inc. 2,000                                  79
    o JDA Software Group, Inc. 2,000                                        60
      John H. Harland Co. 2,000                                             60
    o Keane, Inc. 3,960                                                     62
      Kelly Services, Inc., Class A 1,200                                   35
    o Key3Media Group, Inc. 2,400                                           10
    o Korn/Ferry International 1,100                                        12
    o KPMG Consulting, Inc. 7,100                                          124
    o Kroll, Inc. 1,900                                                     35
    o Kronos, Inc. 1,250                                                    51
    o Lamar Advertising Co. 3,200                                          137
    o Learning Tree International, Inc. 1,400                               34
    o Legato Systems, Inc. 3,300                                            23
   o+ LendingTree, Inc. 500                                                  7
    o Liberate Technologies 5,900                                           30
    o Lightbridge, Inc. 2,200                                               26


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Lightpath Technologies, Inc., Class A 600                              1
    o Looksmart Ltd. 2,400                                                   6
    o Luminex Corp. 800                                                      5
    o Macrovision Corp. 2,300                                               51
    o Manhattan Associates, Inc. 1,300                                      41
      Manpower, Inc. 3,700                                                 149
    o Manugistics Group, Inc. 2,300                                         36
    o Mapinfo Corp. 525                                                      6
    o Marimba, Inc. 2,000                                                    4
    o MAXIMUS, Inc. 1,700                                                   53
   o+ Mcafee.com, Inc. 3,900                                                52
    o MCSi, Inc. 1,248                                                      18
    o Mechanical Technology, Inc. 1,800                                      5
    o Media Arts Group, Inc. 2,000                                           6
    o Medis Technologies Ltd. 1,000                                          7
    o MemberWorks, Inc. 1,500                                               26
      Mentor Corp. 1,500                                                    60
    o Mentor Graphics Corp. 3,200                                           62
    o Mercator Software, Inc. 1,100                                          3
    o Mercury Computer Systems, Inc. 1,600                                  46
    o Mercury Interactive Corp. 3,300                                      123
    o Meta Group, Inc. 1,100                                                 2
    o MetaSolv, Inc. 2,800                                                  17
   o+ Michael Baker Corp. 500                                                8
    o MicroStrategy, Inc., Class A 700                                       1
    o Microvision, Inc. 900                                                 10
    o Millenium Cell, Inc. 2,200                                             8
    o MIPS Technologies, Inc., Class B 665                                   4
    o Moldflow Corp. 300                                                     3
    o MPS Group, Inc. 4,100                                                 37
    o MRO Software, Inc. 3,900                                              56
    o Multex.com, Inc. 1,100                                                 5
   o+ Multi-Color Corp. 500                                                  7
    o National Instruments Corp. 2,050                                      79
    o National Processing, Inc. 2,700                                       81
      National Service Industries, Inc. 450                                  5
    o Navigant Consulting, Inc. 2,500                                       16
    o NCO Group, Inc. 1,761                                                 49
   o+ Neoforma, Inc. 1,500                                                  27
    o Neon Systems, Inc. 2,400                                              16
    o NETIQ Corp. 7,704                                                    173
    o Netratings, Inc. 3,000                                                41
    o Netscout Systems, Inc. 1,800                                          16
    o Netsolve, Inc. 1,600                                                  11
    o Network Associates, Inc. 7,500                                       133
      New England Business Service, Inc. 800                                22
    o Numerical Technologies, Inc. 1,300                                    17
    o NYFIX, Inc. 750                                                        8
    o Oak Technology, Inc. 2,200                                            31
      Omnicom Group, Inc. 8,900                                            776
    o On Assignment, Inc. 1,700                                             35
    o Onesource Information Service Corp. 3,800                             25
    o Oni Systems Corp. 5,200                                               27
    o Onyx Software Corp. 1,400                                              5
    o Overture Services, Inc. 6,700                                        229
    o Packeteer, Inc. 1,100                                                  8
    o Parametric Technology Corp. 9,700                                     39
    o Paxar Corp. 2,300                                                     38
      Paychex, Inc. 15,400                                                 575
   o+ PayPal, Inc. 2,500                                                    66
    o PC-Tel, Inc. 1,400                                                    11
    o PDI, Inc. 400                                                          7
    o Pegasus Solutions, Inc. 6,300                                        122
    o PeopleSoft, Inc. 13,400                                              310
    o Peregrine Systems, Inc. 7,015                                         48
    o Performance Technologies, Inc. 1,600                                  11
    o Perot Systems Corp., Class A 4,600                                    82
    o Phoenix Technologies Ltd. 1,300                                       18
    o Photon Dynamics, Inc. 900                                             44
      Pittston Brink's Group 4,200                                         116
    o Pixar, Inc. 2,600                                                    105
    o Planar Systems, Inc. 1,200                                            30
    o Plato Learning, Inc. 1,433                                            19
    o Polycom, Inc. 4,400                                                   91
    o Pomeroy Computer Resources, Inc. 1,100                                18
    o Portal Software, Inc. 6,100                                            9
    o Praecis Pharmaceuticals, Inc. 1,600                                    6


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Pre-Paid Legal Services, Inc. 1,100                                   32
   o+ Precis, Inc. 1,200                                                    17
    o Predictive Systems, Inc. 1,700                                         2
    o PRG-Schultz International, Inc. 2,500                                 34
    o Priceline.com, Inc. 8,900                                             45
    o ProBusiness Services, Inc. 2,200                                      43
    o Progress Software Corp. 2,200                                         37
    o Prosofttraining.com 900                                                1
   o+ Proxymed, Inc. 500                                                    10
    o Pumatech, Inc. 1,500                                                   2
    o Qlogic Corp. 4,022                                                   184
    o QRS Corp. 1,450                                                       16
   o+ Quality Systems, Inc. 500                                              8
    o Quest Software, Inc. 4,000                                            52
      Quixote Corp. 800                                                     16
    o R.H. Donnelley Corp. 2,000                                            59
    o Radiant Systems, Inc. 1,300                                           14
    o RadiSys Corp. 700                                                     10
    o RealNetworks, Inc. 6,000                                              42
    o Red Hat, Inc. 7,100                                                   33
    o Redback Networks, Inc. 5,600                                          13
    o Register.com 2,600                                                    22
    o RemedyTemp, Inc., Class A 1,200                                       21
    o Resonate, Inc. 800                                                     2
    o Resources Connection, Inc. 600                                        16
    o Retek, Inc. 3,843                                                     91
      Reynolds & Reynolds Co., Class A 4,000                               116
    o Right Management Consultants, Inc. 1,550                              41
    o Robert Half International, Inc. 7,500                                197
    o RSA Security, Inc. 2,000                                              12
    o Rural Cellular Corp., Class A 1,200                                    4
    o SafeNet, Inc. 900                                                     13
    o Sanchez Computer Associates, Inc. 1,800                               11
    o Sandisk Corp. 2,500                                                   41
    o Sapient Corp. 3,600                                                   18
    o SBS Technologies, Inc. 1,700                                          22
    o Scient, Inc. 12,480                                                    2
    o Seachange International, Inc. 850                                      9
    o Seacor Smit, Inc. 1,250                                               60
    o Secure Computing Corp. 3,200                                          40
    o Seebeyond Technology Corp. 3,100                                      11
      SEI Investments Co. 4,400                                            148
    o Selectica, Inc. 1,900                                                  7
    o Serena Software, Inc. 2,100                                           29
    o SFBC International, Inc. 1,000                                        21
    o Siebel Systems, Inc. 18,100                                          438
    o SignalSoft Corp. 1,900                                                 2
    o Silverstream Software, Inc. 1,500                                      7
    o Sirius Satellite Radio, Inc. 1,200                                     5
    o Sitel Corp. 2,800                                                      8
    o SkillSoft Corp. 2,100                                                 40
   o+ Software Spectrum, Inc. 500                                            8
    o Sonic Foundry, Inc. 600                                                1
    o SONICblue, Inc. 2,600                                                  5
    o SonicWALL, Inc. 4,900                                                 36
      Sonoco Products Co. 4,100                                            118
    o Sonus Networks, Inc. 7,400                                            20
    o SourceCorp 1,100                                                      33
   o+ Spherix, Inc. 500                                                      3
    o SportsLine.com, Inc. 2,300                                             6
    o SPSS, Inc. 700                                                        12
      Standard Register Co. 1,100                                           35
    o StarTek, Inc. 900                                                     22
    o Stericycle, Inc. 1,100                                                74
      Strayer Education, Inc. 700                                           40
    o Sungard Data Systems, Inc. 12,400                                    369
    o Sunrise Telecom, Inc. 2,000                                            7
    o Support.com, Inc. 2,300                                                8
    o Sycamore Networks, Inc. 11,000                                        37
    o Sylvan Learning Systems, Inc. 2,200                                   61
    o Symantec Corp. 7,200                                                 255
    o Synopsys, Inc. 2,600                                                 117
    o Synplicity, Inc. 1,200                                                 9
    o SynQuest, Inc. 600                                                     1
    o Syntel, Inc. 2,500                                                    36
    o Take-Two Interactive Software Corp. 1,500                             38
      Talx Corp. 1,200                                                      20


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Tanning Technology Corp. 900                                           1
    o Teletech Holdings, Inc. 5,000                                         61
    o Tetra Tech, Inc. 2,031                                                29
    o Tetra Technologies, Inc. 1,800                                        52
    o Thermo Electron Corp. 20,150                                         381
    o TIBCO Software, Inc. 8,500                                            71
    o Ticketmaster Online-CitySearch, Inc., Class B 5,400                  127
   o+ Tier Technologies, Inc., Class B 500                                   8
    o TMP Worldwide, Inc. 4,800                                            145
    o Transaction Systems Architects, Inc., Class A 5,200                   60
    o TRC Cos., Inc. 1,350                                                  31
    o Tularik, Inc. 2,100                                                   24
      Tyco International Ltd. 3,424                                         63
    o Unify Corp. 1,200                                                      1
    o Universal Electronics, Inc. 2,200                                     37
    o UNOVA, Inc. 3,100                                                     25
    o URS Corp. 1,700                                                       52
    o VA Software Corp. 1,427                                                2
    o Ventiv Health, Inc. 2,233                                              4
    o VeriSign, Inc. 10,875                                                101
    o Veritas Software Corp. 17,024                                        482
    o Verity, Inc. 1,600                                                    21
      Viad Corp. 4,100                                                     125
    o Viewpoint Corp. 2,000                                                 12
    o Vignette Corp. 8,948                                                  23
    o Vixel Corp. 600                                                        2
    o Volt Information Sciences, Inc. 600                                   14
      Wabtec Corp. 2,028                                                    31
      The Wackenhut Corp., Class A 1,500                                    49
    o Wackenhut Corrections Corp. 2,500                                     38
      Wallace Computer Services, Inc. 2,000                                 44
      Waste Management, Inc. 27,600                                        727
    o WatchGuard Technologies, Inc. 1,800                                   12
    o Wave Systems Corp., Class A 1,800                                      4
    o Webmethods, Inc. 1,921                                                29
    o Websense, Inc. 2,500                                                  67
   o+ Weight Watchers International, Inc. 4,900                            185
    o Westaff, Inc. 2,000                                                    5
    o Wind River Systems, Inc. 3,160                                        34
    o Wireless Facilities, Inc. 1,800                                        8
    o Witness Systems, Inc. 2,100                                           17
    o WorldGate Communications, Inc. 2,000                                   5
    o Xybernaut Corp. 1,400                                                  2
    o Yahoo!, Inc. 24,701                                                  365
    o Zamba Corp. 2,000                                                      1
    o Zixit Corp. 900                                                        4
                                                                   -----------
                                                                        29,454

      CHEMICAL 1.7%
      ------------------------------------------------------------------------
      3M Co. 18,100                                                      2,277
      A. Schulman, Inc. 2,300                                               47
      Aceto Corp. 500                                                        6
    o Advanced Technical Products, Inc. 1,600                               46
      Air Products & Chemicals, Inc. 10,500                                504
    o Airgas, Inc. 3,000                                                    49
      Albemarle Corp. 2,000                                                 59
      Arch Chemicals, Inc. 1,200                                            29
      Cabot Corp. 3,200                                                     95
    o Cabot Microelectronics Corp. 1,160                                    57
      Calgon Carbon Corp. 2,300                                             21
      Cambrex Corp. 900                                                     37
    + Chase Corp. 100                                                        1
      Chemfirst, Inc. 1,000                                                 28
      Crompton Corp. 4,424                                                  53
    o Cytec Industries, Inc. 1,900                                          63
      Dow Chemical Co. 37,266                                            1,185
      E.I. du Pont de Nemours & Co. 46,395                               2,065
      Eastman Chemical Co. 3,100                                           137
      Ecolab, Inc. 5,500                                                   241
      Ferro Corp. 1,200                                                     34
    o FMC Corp. 1,600                                                       62
    o Foamex International, Inc. 2,600                                      22
      Georgia Gulf Corp. 1,300                                              29
      Great Lakes Chemical Corp. 2,100                                      54
      H.B. Fuller Co. 2,000                                                 62
      Hawkins, Inc. 1,900                                                   19
    o Hercules, Inc. 4,000                                                  49
    o International Specialty Products, Inc. 2,800                          26
      Lubrizol Corp. 2,400                                                  83
      Lyondell Chemical Co. 4,600                                           68
      MacDermid, Inc. 1,300                                                 29


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Millennium Chemicals, Inc. 2,400                                      33
      Oil-Dri Corp. of America 400                                           4
      Olin Corp. 1,500                                                      27
      OM Group, Inc. 900                                                    60
      Omnova Solutions, Inc. 1,000                                           9
      Penford Corp. 1,700                                                   29
      PolyOne Corp. 3,200                                                   39
      PPG Industries, Inc. 7,600                                           398
      Praxair, Inc. 7,500                                                  428
      Quaker Chemical Corp. 500                                             11
      Rohm & Haas Co. 10,153                                               377
      Rollins, Inc. 1,300                                                   26
      RPM, Inc. 5,100                                                       86
      Sherwin-Williams Co. 6,900                                           212
      Sigma-Aldrich Corp. 3,300                                            156
      Solutia, Inc. 4,100                                                   34
      Stepan Co. 1,200                                                      33
    o SurModics, Inc. 1,300                                                 53
    o Symyx Technologies, Inc. 1,300                                        26
      Tredegar Corp. 2,600                                                  60
    o Twinlab Corp. 900                                                      1
      Valhi, Inc. 4,600                                                     49
      Valspar Corp. 2,200                                                  101
      WD-40 Co. 1,600                                                       44
      Wellman, Inc. 2,500                                                   41
    o Zoltek Cos., Inc. 1,500                                                8
                                                                   -----------
                                                                         9,882

      CONSTRUCTION 0.7%
      ------------------------------------------------------------------------
      Ameron International Corp. 700                                        52
    + Apogee Enterprises, Inc. 1,000                                        14
    o Armstrong Holdings, Inc. 1,600                                         6
    o Beazer Homes USA, Inc. 851                                            75
   o+ Building Materials Holding Corp. 1,000                                15
      Carbo Ceramics, Inc. 1,000                                            38
      Centex Construction Products, Inc. 700                                31
      Centex Corp. 3,100                                                   174
    o Champion Enterprises, Inc. 2,200                                      18
      Clayton Homes, Inc. 6,000                                            103
    o CoorsTek, Inc. 350                                                    14
      Craftmade International, Inc. 1,800                                   29
      D.R. Horton, Inc. 6,702                                              173
   o+ Dominion Homes, Inc. 500                                              10
    o Dycom Industries, Inc. 2,399                                          36
      Elcor Corp. 950                                                       26
    o EMCOR Group, Inc. 900                                                 55
      Florida Rock Industries, Inc. 1,550                                   62
      Fluor Corp. 4,100                                                    169
      Foster Wheeler Ltd. 2,500                                              4
      Granite Construction, Inc. 2,350                                      54
    o Hovnanian Enterprises, Inc., Class A 2,100                            64
    o Huttig Building Products, Inc. 811                                     5
    o Insituform Technologies, Inc., Class A 1,300                          32
    o Integrated Electrical Services, Inc. 1,800                             9
      Interface, Inc., Class A 3,300                                        26
    + International Aluminum Co. 500                                        10
      KB Home Corp. 2,400                                                  120
      Lafarge North America, Inc. 3,200                                    140
      Lennar Corp. 3,245                                                   180
      M/I Schottenstein Homes, Inc. 900                                     57
      Martin Marietta Materials, Inc. 2,200                                 86
      Masco Corp. 20,400                                                   573
    o McDermott International, Inc. 3,000                                   48
      MDC Holdings, Inc. 1,210                                              61
      Meritage Corp. 1,000                                                  45
    o Modtech Holdings, Inc. 1,000                                          12
    o NCI Building Systems, Inc. 900                                        21
    o NVR, Inc. 500                                                        185
    o Palm Harbor Homes, Inc. 1,200                                         28
      Puerto Rican Cement Co., Inc. 900                                     21
      Pulte Homes, Inc. 2,936                                              156
    o Quanta Services, Inc. 2,400                                           40
      The Ryland Group, Inc. 700                                            77
    o Simpson Manufacturing Co., Inc. 300                                   20
      Skyline Corp. 100                                                      4
      Standard Pacific Corp. 1,400                                          47
      The Stanley Works 3,900                                              181
      Texas Industries, Inc. 1,000                                          39
    o Toll Brothers, Inc. 3,600                                            107
    o Trex Co., Inc. 1,000                                                  28


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      USG Corp. 1,400                                                       10
      Vulcan Materials Co. 4,700                                           216
      Walter Industries, Inc. 1,900                                         26
   @o Washington Group International, Inc. 1,500                            --
    o Wesco International, Inc. 2,300                                       16
   o+ William Lyon Homes 1,500                                              41
                                                                   -----------
                                                                         3,889

      CONSUMER: DURABLE 0.4%
      ------------------------------------------------------------------------
      American Woodmark Corp. 500                                           34
    o Applica, Inc. 1,600                                                   17
      Black & Decker Corp. 3,800                                           185
    o Chromcraft Revington, Inc. 1,300                                      21
      Coachmen Industries, Inc. 700                                         13
      Compx International, Inc. 800                                         11
    o Energizer Holdings, Inc. 4,333                                       104
      Ethan Allen Interiors, Inc. 2,700                                    111
      Flexsteel Industries, Inc. 600                                         9
    o Furniture Brands International, Inc. 2,200                            90
    o Genlyte Group, Inc. 600                                               26
    o Griffon Corp. 2,200                                                   42
      Haverty Furniture Cos., Inc. 1,700                                    32
    o Helen of Troy Ltd. 2,000                                              28
      Hillenbrand Industries, Inc. 2,800                                   181
    + Isco, Inc. 200                                                         2
      Kimball International, Inc., Class B 2,100                            36
      La-Z-Boy, Inc. 2,900                                                  87
      Leggett & Platt, Inc. 10,900                                         287
    o Linens 'N Things, Inc. 1,800                                          63
      Maytag Corp. 3,600                                                   166
   o+ MITY Enterprises, Inc. 600                                             7
    o Mohawk Industries, Inc. 2,819                                        181
      National Presto Industries, Inc. 400                                  14
   o+ Recoton Corp. 500                                                      2
    o Rent-A-Center, Inc. 1,000                                             60
    o Restoration Hardware, Inc. 1,700                                      20
    o Salton, Inc. 1,100                                                    19
      SLI, Inc. 1,600                                                        1
    o Stanley Furniture Co., Inc. 600                                       22
      Sturm, Ruger & Co., Inc. 1,100                                        15
      Thomas Industries, Inc. 700                                           20
      Toro Co. 400                                                          23
      Virco Manufacturing Corp. 1,064                                       11
    o Water Pik Technologies, Inc. 195                                       2
      Whirlpool Corp. 3,100                                                232
                                                                   -----------
                                                                         2,174

      CONSUMER: NONDURABLE 1.4%
      ------------------------------------------------------------------------
    o The 3DO Co. 2,100                                                      1
      A.T. Cross Co., Class A 2,400                                         17
    o Action Performance Cos., Inc. 900                                     42
    o AFC Enterprises, Inc. 1,000                                           34
      American Greetings Corp., Class A 3,000                               53
      Applebee's International, Inc. 1,850                                  72
   o+ Aramark Corp., Class B 1,300                                          36
    o Boyd Gaming Corp. 2,800                                               43
    o Boyds Collection Ltd. 2,200                                           18
    o Brinker International, Inc. 4,300                                    148
    o Buca, Inc. 1,100                                                      19
    o California Pizza Kitchen, Inc. 400                                     9
    o Catalina Marketing Corp. 5,200                                       182
      CBRL Group, Inc. 2,300                                                70
    o CEC Entertainment, Inc. 1,350                                         62
      Cedar Fair L.P. 2,300                                                 53
    o Championship Auto Racing Teams, Inc. 1,000                            14
    o The Cheesecake Factory 1,925                                          80
      Churchill Downs, Inc. 900                                             33
    + CKE Restaurants, Inc. 1,800                                           22
    o Corvis Corp. 13,000                                                   16
    o Cytyc Corp. 4,800                                                     75
      Darden Restaurants, Inc. 5,200                                       207
    o Dave and Buster's, Inc. 1,700                                         18
    o Department 56, Inc. 2,300                                             36
      Dover Motorsports, Inc. 1,400                                         11
   o+ Drew Industries, Inc. 500                                              8
    o Electronic Arts, Inc. 6,100                                          360
    o Factory 2-U Stores, Inc. 600                                           8
      Fastenal Co. 1,800                                                   151
      Fortune Brands, Inc. 9,100                                           476
    o Fossil, Inc. 1,650                                                    46
    o Garden Fresh Restaurant Corp. 1,700                                   22
      Handleman Co. 1,400                                                   18
      Hasbro, Inc. 7,500                                                   120


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

   o+ Hibbet Sporting Goods, Inc. 1,050                                     28
    o Hollywood Media Corp. 1,100                                            5
    o IHOP Corp. 1,000                                                      36
    o International Game Technology 4,300                                  271
      International Speedway Corp., Class A 2,245                           97
    o Isle of Capris Casinos, Inc. 1,700                                    36
    o Jack in the Box, Inc. 1,700                                           54
    o Jakks Pacific, Inc. 1,200                                             23
      Lancaster Colony Corp. 1,800                                          69
      Landry's Restaurants, Inc. 1,800                                      50
      Lone Star Steakhouse & Saloon, Inc. 1,400                             27
    o Luby's, Inc. 1,400                                                    10
      The Marcus Corp. 1,500                                                26
    o Marvel Enterprises, Inc. 2,300                                        17
      Mattel, Inc. 19,900                                                  411
      McDonald's Corp. 59,300                                            1,684
    o Midway Games, Inc. 2,100                                              29
      Movado Group, Inc. 1,700                                              39
      Newell Rubbermaid, Inc. 11,900                                       374
    o O'Charleys, Inc. 900                                                  23
    o On Command Corp. 1,500                                                 6
      Oneida Ltd. 700                                                       13
    o Outback Steakhouse, Inc. 3,000                                       105
    o P.F. Chang's China Bistro, Inc. 400                                   29
    o Panera Bread Co., Class A 400                                         27
    o Papa John's International, Inc. 1,200                                 37
   o+ Penn National Gaming, Inc. 1,200                                      46
   o+ Racing Champions Corp. 1,200                                          26
    o Rare Hospitality International Inc. 1,050                             29
      Regis Corp. 1,900                                                     57
      Riviana Foods, Inc. 1,200                                             28
      Ruby Tuesday, Inc. 3,600                                              90
      Russ Berrie & Co., Inc. 1,000                                         37
    o Ryan's Family Steak Houses, Inc. 1,500                                39
    o SCP Pool Corp. 1,350                                                  43
    o Service Corp. International 11,800                                    46
    o Sonic Corp. 1,875                                                     55
    o Sotheby's Holdings, Inc., Class A 3,300                               49
    o Starbucks Corp. 15,800                                               361
    o The Steak N Shake Co. 1,580                                           22
    o Stewart Enterprises, Inc., Class A 4,200                              25
    o Student Advantage, Inc. 1,900                                          1
    o The Topps Co., Inc. 1,700                                             17
    o Trans World Entertainment Corp. 1,500                                 12
    o Triarc Cos., Inc. 700                                                 20
    o Tricon Global Restaurants, Inc. 6,800                                429
      Tupperware Corp. 2,300                                                53
      Wendy's International, Inc. 4,800                                    180
    o World Wrestling Federation Entertainment, Inc. 900                    13
    o Yankee Candle Co., Inc. 2,700                                         59
                                                                   -----------
                                                                         7,843

      CONTAINERS 0.2%
      ------------------------------------------------------------------------
      AEP Industries, Inc. 400                                              13
   o+ American Locker Group, Inc. 500                                        5
    o Astronics Corp. 1,000                                                  9
    o Astronics Corp., Class B 250                                           2
      Ball Corp. 2,800                                                     133
      Bemis Co., Inc. 2,200                                                117
    o Crown Cork & Seal Co., Inc. 3,600                                     41
      Greif Brothers Corp., Class A 700                                     25
    o Ivex Packaging Corp. 1,300                                            30
      Liqui-Box Corp. 200                                                   13
    o Mobile Mini, Inc. 1,100                                               36
    o Owens-Illinois, Inc. 16,200                                          260
    o Packaging Corp. of America 4,400                                      87
    o Pactiv Corp. 6,900                                                   143
    o Sealed Air Corp. 3,500                                               156
    o Silgan Holdings, Inc. 900                                             36
                                                                   -----------
                                                                         1,106

      ELECTRONICS 6.1%
      ------------------------------------------------------------------------
    o Acxiom Corp. 3,300                                                    55
    o ADC Telecommunications, Inc. 28,220                                  110
    o ADE Corp. 600                                                          8
    o Adelphia Communications Corp., Class A 6,301                          38
    o Advanced Fibre Communications, Inc. 3,500                             62
    o Advanced Micro Devices, Inc. 14,500                                  162
    o Advanced Power Technology, Inc. 1,500                                 18


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Agere Systems, Inc., Class A 29,200                                  124
    o Agilent Technologies, Inc. 20,817                                    626
    o Airnet Communications Corp. 1,300                                      2
    o Allen Telecom, Inc. 1,500                                             10
    o Alliance Fiber Optic Products, Inc. 2,100                              2
    o Alliance Semiconductor Corp. 1,200                                    13
    o Alliant Techsystems, Inc.  1,625                                     175
    o Alpha Industries, Inc. 1,900                                          23
    o Altera Corp. 16,000                                                  329
    o American Power Conversion Corp. 7,800                                100
   o+ American Science & Engineering, Inc. 500                              10
    o American Superconductor Corp. 700                                      5
   o+ American Technical Ceramics Corp. 500                                  3
    o Amkor Technology, Inc. 6,900                                         139
    o Amphenol Corp., Class A 1,900                                         83
    o Anadigics, Inc. 1,150                                                 12
    o Analog Devices, Inc. 16,400                                          606
    o Anaren Microwave, Inc. 800                                            10
    o Andrew Corp. 3,600                                                    60
    o Anixter International, Inc. 3,300                                     96
    o APA Optics, Inc. 1,000                                                 2
      Applied Biosystems Group -- Applera Corp. 9,500                      163
    o Applied Materials, Inc. 72,498                                     1,763
    o Applied Micro Circuits Corp. 12,238                                   83
    o Arrow Electronics, Inc. 4,300                                        114
    o Artisan Components, Inc. 1,100                                        16
   *o ASML Holding NV 1,286                                                 29
    o Aspect Communications Corp. 1,700                                      8
    o AstroPower, Inc. 500                                                  19
    o Asyst Technologies, Inc. 1,700                                        28
    o Atmel Corp. 17,900                                                   161
    o ATMI, Inc. 1,400                                                      43
    o Audiovox Corp., Class A 1,600                                         12
    o Avanex Corp. 2,100                                                     7
    o Avid Technology, Inc. 1,100                                           11
      Avnet, Inc. 4,788                                                    123
      AVX Corp. 7,500                                                      149
    o Aware, Inc. 1,100                                                      5
    o Axcelis Technologies, Inc. 7,044                                     101
    o AXT, Inc. 800                                                          9
      BEI Technologies, Inc. 1,200                                          24
    o Bel Fuse, Inc., Class A 700                                           16
      Bel Fuse, Inc., Class B 500                                           13
      Belden, Inc. 800                                                      19
    o Benchmark Electronics, Inc. 6,700                                    204
      BMC Industries, Inc. 2,100                                             3
      Boston Acoustics, Inc. 1,300                                          15
    o Broadcom Corp., Class A 10,700                                       369
    o Brooks Automation, Inc. 1,000                                         36
    o Bruker Daltonics, Inc. 2,100                                          16
      C&D Technologies, Inc. 1,000                                          23
    o C-COR.net Corp. 1,600                                                 17
    o Cable Design Technologies Corp. 1,700                                 21
    o Cadence Design Systems, Inc. 11,600                                  238
    o Caliper Technologies Corp. 700                                         7
    o Captaris, Inc. 2,200                                                   8
    o CCC Information Services Group, Inc. 2,300                            26
    o Checkpoint Systems, Inc. 2,100                                        36
    o ChipPAC, Inc., Class A 6,600                                          60
    o CIENA Corp. 13,600                                                   102
    o Cirrus Logic, Inc. 3,800                                              46
    o CMGI, Inc. 14,086                                                     18
    o Coherent, Inc. 1,800                                                  55
      Cohu, Inc. 1,100                                                      31
    o CommScope, Inc. 1,900                                                 30
    o Computer Network Technology Corp. 1,100                               10
    o Comtech Telecommunications, Inc. 500                                   5
    o Concord Communications, Inc. 1,600                                    30
    o Conexant Systems, Inc. 10,796                                        110
    o Cox Radio, Inc., Class A 1,600                                        46
    o Cree, Inc. 2,900                                                      34
      CTS Corp. 800                                                         14
      Cubic Corp. 400                                                       29
    o Cyberonics, Inc. 1,200                                                16
    o Cymer, Inc. 1,700                                                     80


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Cypress Semiconductor Corp. 5,300                                    118
    o Daktronics, Inc. 1,200                                                12
    o DDI Corp. 1,600                                                       10
    o Dionex Corp. 700                                                      17
    o DMC Stratex Networks, Inc. 2,800                                      12
    o DSP Group, Inc. 5,800                                                123
    o Dupont Photomasks, Inc.  1,000                                        39
    o Elantec Semiconductor, Inc. 1,100                                     45
    o Electro Rent Corp. 1,100                                              15
    o Electro Scientific Industries, Inc. 1,300                             39
    o Electroglas, Inc. 900                                                 15
    o Electronics Boutique Holdings Corp. 1,300                             37
    o Electronics for Imaging, Inc. 2,900                                   52
    o Emcore Corp. 1,500                                                    13
    o EMS Technologies, Inc. 1,000                                          23
    o Emulex Corp. 3,600                                                   104
    o Entegris, Inc. 3,500                                                  55
    o ESS Technology, Inc. 8,700                                           139
    o Esterline Technologies Corp. 900                                      21
    o Exar Corp. 1,800                                                      36
    o Excel Technology, Inc. 600                                            15
    o Fairchild Semiconductor International, Inc.,
       Class A 4,100                                                       110
    o FEI Co. 1,500                                                         40
    o Finisar Corp. 7,900                                                   50
    o Fisher Scientific International 2,400                                 68
    o Flir Systems, Inc. 1,200                                              48
      Frequency Electronics, Inc. 500                                        6
    o FSI International, Inc. 1,300                                         16
    o Genencor International, Inc. 7,700                                    81
      General Cable Corp. 2,200                                             25
    o Genesis Microchip, Inc. 970                                           23
    o Gentex Corp. 2,300                                                    73
    o Genus, Inc. 500                                                        2
      Gerber Scientific, Inc. 1,900                                          9
    o Getty Images, Inc. 2,600                                              91
    o Glenayre Technologies, Inc. 2,300                                      4
    o GlobespanVirata, Inc. 5,556                                           33
      Harman International Industries, Inc. 1,500                           89
    o Harmonic, Inc. 6,342                                                  51
      Harris Corp. 2,800                                                   101
    o Hearst-Argyle Television, Inc. 4,100                                 111
      Helix Technology Corp. 1,100                                          30
   o+ Herley Industries, Inc. 500                                           11
    o HI/FN, Inc. 800                                                        8
    o Hollywood Entertainment Corp. 2,600                                   54
    o Hutchinson Technology, Inc. 1,800                                     32
    o Ibis Technology Corp. 800                                              8
   o+ ID Systems, Inc. 500                                                   3
    o Imation Corp. 2,000                                                   60
    o Integrated Circuit Systems, Inc. 2,900                                58
  (8) Intel Corp. 303,532                                                8,684
    o Intermagnetics General Corp. 1,371                                    34
    o International Rectifier Corp. 2,600                                  120
    o Internet Security Systems 2,100                                       41
    o Intersil Corp., Class A 3,800                                        102
    o Itron, Inc. 1,500                                                     53
      ITT Industries, Inc. 6,200                                           433
    o Ixia Corp. 2,200                                                      19
    o IXYS Corp. 900                                                         8
    o Jabil Circuit, Inc. 7,800                                            159
    o JDS Uniphase Corp. 54,424                                            236
    o JNI Corp. 1,400                                                        9
      Keithley Instruments, Inc. 700                                        13
    o Kemet Corp. 3,700                                                     72
    o KLA-Tencor Corp. 8,400                                               495
    o Kopin Corp. 2,500                                                     20
    o Kulicke & Soffa Industries, Inc. 1,900                                34
    o L-3 Communications Holdings, Inc. 1,800                              230
    o Lam Research Corp. 5,700                                             146
    o Lattice Semiconductor Corp. 4,600                                     55
    o LeCroy Corp. 900                                                      14
      Linear Technology Corp. 13,500                                       525
    o Littelfuse, Inc. 500                                                  13
   o+ Logicvision, Inc. 1,000                                                8
    o Loral Space & Communications Corp. 13,900                             27
    o LSI Logic Corp. 15,564                                               200
      Lucent Technologies, Inc. 131,423                                    605
    o Macromedia, Inc. 2,400                                                54
    o Manufacturers Services Ltd. 2,500                                     13
    o Mattson Technology, Inc. 1,100                                         9


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Maxim Integrated Products, Inc. 14,253                               710
    o McData Corp., Class A 2,617                                           18
   @o Measurement Specialties, Inc. 700                                     --
    o MEMC Electronic Materials, Inc. 2,700                                 22
    o Merix Corp. 1,200                                                     20
    o Merrimac Industries, Inc. 1,100                                       13
    o Mestek, Inc. 700                                                      16
    o Metawave Communications Corp. 1,900                                    1
      Methode Electronics, Inc., Class A 1,100                              13
    o Metromedia Fiber Network, Inc., Class A 18,010                         1
    o Micrel, Inc. 3,600                                                    79
    o Micron Technology, Inc. 25,500                                       604
    o Microsemi Corp. 1,000                                                 13
    o Microtune, Inc. 2,200                                                 25
    o MKS Instruments, Inc. 1,700                                           58
    + Mocon, Inc. 600                                                        6
      Molex, Inc. 7,925                                                    266
   o+ Monolithic System Technology, Inc. 1,200                              16
      Moody's Corp. 6,900                                                  301
      Motorola, Inc. 97,455                                              1,501
    o MRV Communications, Inc. 4,307                                         9
      MTS Systems Corp. 1,500                                               16
    o Multilink Technology Corp. 3,400                                       6
    o Mykrolis Corp. 3,021                                                  45
    o Nanogen, Inc. 1,500                                                    5
    o Nanometrics, Inc. 300                                                  6
    o National Semiconductor Corp. 7,600                                   240
    o Netopia, Inc. 2,100                                                    9
    o Netro Corp. 2,200                                                      6
    o New Focus, Inc. 2,800                                                  8
      Newport Corp. 1,700                                                   35
    o Novoste Corp. 1,600                                                   10
    o Nvidia Corp. 6,900                                                   240
    o Omnivision Technologies, Inc. 1,400                                   17
    o Oplink Communications, Inc. 4,600                                      6
    o Optical Communication Products, Inc. 500                               1
    o OSI Systems, Inc. 1,200                                               24
   o+ Osmonics, Inc. 1,000                                                  14
    o OYO Geospace Corp. 300                                                 4
      Park Electrochemical Corp. 1,100                                      33
    o Parkervision, Inc. 400                                                 9
    o Paxson Communications Corp. 1,900                                     20
    o Pemstar, Inc. 1,600                                                   12
    o Pericom Semiconductor Corp. 1,400                                     20
      PerkinElmer, Inc. 5,977                                               76
    o Photronics, Inc. 1,400                                                46
    o Pinnacle Systems, Inc. 1,800                                          17
      Pioneer Standard Electronics, Inc. 1,600                              23
    o Pixelworks, Inc. 1,600                                                16
    o Plantronics, Inc. 2,000                                               42
    o Plexus Corp. 1,700                                                    42
    o PLX Technology, Inc. 1,300                                            10
    o Powell Industries, Inc. 2,000                                         47
    o Power Intergrations, Inc. 1,400                                       30
    o Power-One, Inc. 2,500                                                 21
    o Powerwave Technologies, Inc. 2,200                                    26
    o PRI Automation, Inc. 700                                              13
    o Proxim Corp., Class A 5,412                                           17
    o Qualcomm, Inc. 33,500                                              1,010
    o Quicklogic Corp. 900                                                   4
    o Rambus, Inc. 4,200                                                    28
    o Rational Software Corp. 8,700                                        127
    + Raven Industries, Inc. 700                                            17
    o Rayovac Corp. 1,800                                                   29
    o Remec, Inc. 1,500                                                     12
    o REX Stores Corp. 2,075                                                31
    o RF Micro Devices, Inc. 7,200                                         125
      Richardson Electronics Ltd. 1,300                                     15
    o Riverstone Networks, Inc. 7,645                                       36
    o Rofin-Sinar Technologies, Inc. 1,900                                  18
    o Rogers Corp. 800                                                      27
    o Rudolph Technologies, Inc. 500                                        15
    o Sanmina-SCI Corp. 21,916                                             228
    o Semitool, Inc. 1,800                                                  25
    o Semtech Corp. 3,200                                                  102
    o Silicon Image, Inc. 2,000                                             19
    o Silicon Laboratories, Inc. 2,500                                      74
    o Silicon Storage Technology, Inc. 3,500                                35
    o Siliconix, Inc. 1,300                                                 41


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Sipex Corp. 1,600                                                     16
    o Sirenza Microdevices, Inc. 1,300                                       6
    o Solectron Corp. 26,820                                               196
    o Spectralink Corp. 1,000                                               11
    o Spectrian Corp. 1,000                                                 11
    o SpeechWorks International, Inc. 1,400                                  7
    o SpeedFam-IPEC, Inc. 2,200                                              6
    o Standard Microsystems Corp. 10,300                                   253
    o StockerYale, Inc. 500                                                  3
   *o Stora Enso Oyj 4,199                                                  53
    o Stratos Lightwave, Inc. 3,462                                         10
    o Superconductor Technologies 1,600                                      7
    o Superior TeleCom, Inc. 1,124                                           1
    o Supertex, Inc. 400                                                     8
      Symbol Technologies, Inc. 9,637                                       82
    o Symmetricom, Inc. 2,100                                               13
    o Synavant, Inc. 1,325                                                   4
   o+ Taser International, Inc. 500                                         10
      Technitrol, Inc. 1,500                                                38
    o Tekelec, Inc. 2,500                                                   26
    o Tektronix, Inc. 3,800                                                 84
    o Tellabs, Inc. 16,800                                                 143
    o Teradyne, Inc. 7,059                                                 233
    o Terayon Communication Systems, Inc. 2,800                              7
    o Tessco Technologies, Inc. 900                                         12
      Texas Instruments, Inc. 78,497                                     2,428
    o Therma-Wave, Inc. 1,000                                               14
      Thomas & Betts Corp. 2,400                                            56
    o THQ, Inc. 1,950                                                       68
    o Three-Five Systems, Inc. 1,099                                        15
    o Tollgrade Communications, Inc. 1,100                                  22
    o Transmeta Corp. 4,500                                                 11
    o TranSwitch Corp. 3,100                                                 5
    o Tripath Technology, Inc. 1,800                                         3
    o Triquint Semiconductor, Inc. 5,310                                    54
    o TTM Technologies, Inc. 1,900                                          16
    o Tweeter Home Entertainment Group, Inc. 1,100                          18
    o Ulticom, Inc. 2,300                                                   13
      United Industrial Corp. 1,200                                         30
      Unitil Corp. 600                                                      17
    o Univision Communications, Inc., Class A 8,500                        340
    o UQM Technologies, Inc. 3,500                                          15
    o Valence Technology, Inc. 1,400                                         3
    o Varian Semiconductor Equipment 1,500                                  70
    o Varian, Inc. 5,800                                                   196
      Vector Group Ltd. 1,114                                               24
    o Viasat, Inc. 1,000                                                    11
    o Vicor Corp. 1,700                                                     24
    o Vishay Intertechnology, Inc. 6,281                                   138
    o VISX, Inc. 2,100                                                      34
    o Vitesse Semiconductor Corp. 6,800                                     41
    o Waters Corp. 6,100                                                   164
    o WebMD Corp. 14,426                                                   100
    o Western Digital Corp. 7,200                                           45
    o Western Wireless Corp., Class A 2,700                                 17
    o Wink Communications, Inc. 2,200                                        4
    o Xicor, Inc. 1,000                                                     10
    o Xilinx, Inc. 15,300                                                  578
    o Zoran Corp. 2,900                                                    105
                                                                   -----------
                                                                        35,051

      ENERGY: RAW MATERIALS 1.6%
      ------------------------------------------------------------------------
      Alliance Resource Partners L.P. 700                                   17
      Anadarko Petroleum Corp. 11,130                                      599
      Apache Corp. 6,320                                                   369
      Apco Argentina, Inc. 200                                               4
      Arch Coal, Inc. 2,000                                                 44
    o ATP Oil & Gas Corp. 1,600                                              6
    o Atwood Oceanics, Inc. 1,200                                           55
      Baker Hughes, Inc. 13,600                                            513
      Berry Petroleum, Class A 1,000                                        17
    o BJ Services Co. 6,800                                                250
      BP Prudhoe Bay Royalty Trust 2,200                                    28
      Buckeye Partners L.P. 1,400                                           52
      Burlington Resources, Inc. 9,000                                     400
      Cabot Oil & Gas Corp., Class A 1,400                                  35
    o Chesapeake Energy Corp. 6,600                                         56
    o Comstock Resources, Inc. 3,500                                        32
    o Cooper Cameron Corp. 2,300                                           126
      Cross Timbers Royalty Trust 1,400                                     26
    o Denbury Resources, Inc. 1,500                                         14
      Devon Energy Corp. 6,330                                             312


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Dril-Quip, Inc. 500                                                   12
    o Emex Corp. 1,193                                                       3
    o Encore Acquisition Co. 1,000                                          17
    o Energy Conversion Devices, Inc. 600                                   14
    o Energy Partners Ltd. 1,700                                            15
      Ensco International, Inc. 5,700                                      192
      Enterprise Products Partners L.P. 2,500                              116
      EOG Resources, Inc. 5,000                                            213
    o Evergreen Resources, Inc. 800                                         36
    o Evergreen Solar, Inc. 1,000                                            3
    o FMC Technologies, Inc. 4,591                                         105
    o Forest Oil Corp. 4,450                                               140
    o FuelCell Energy, Inc. 1,200                                           21
    o Grey Wolf, Inc. 5,800                                                 26
    o H Power Corp. 2,100                                                    4
      Halliburton Co. 18,600                                               316
    o Headwaters, Inc. 1,200                                                21
      Helmerich & Payne, Inc. 2,300                                         95
      Hugoton Royalty Trust 1,300                                           15
      Kaneb Services LLC 1,466                                              34
    o Key Energy Services, Inc. 4,800                                       58
    o KEY Production Co., Inc. 1,900                                        41
    o Kinder Morgan Management LLC 2,102                                    74
      The Laclede Group, Inc. 800                                           20
    + Lufkin Industries, Inc. 500                                           15
      Massey Energy Co. 3,500                                               52
    o Nabors Industries, Inc. 6,117                                        279
    o Newpark Resources, Inc. 2,700                                         23
      NL Industries, Inc. 2,000                                             33
      Noble Affiliates, Inc. 2,300                                          90
    o Noble Drilling Corp. 6,100                                           265
      Occidental Petroleum Corp. 17,200                                    495
    o Offshore Logistics, Inc. 1,100                                        22
    o Oil States International, Inc. 1,500                                  16
    o Parker Drilling Co. 2,800                                             12
    o Patterson-UTI Energy, Inc. 3,100                                      99
      Peabody Energy Corp. 2,300                                            62
      Penn Virginia Corp. 900                                               35
      Plains All American Pipeline L.P. 1,700                               46
    o Plains Resources, Inc. 1,500                                          41
    o Pride International, Inc. 5,200                                       97
    o Prima Energy Corp. 1,275                                              32
    o Proton Energy Systems, Inc. 1,400                                      7
    o Pure Resources, Inc. 2,172                                            51
    o Quicksilver Resource, Inc. 1,400                                      34
    o Range Resources Corp. 2,400                                           14
    o Rowan Cos., Inc. 3,400                                                86
      RPC, Inc. 900                                                         14
      Schlumberger Ltd. 23,300                                           1,276
    o Seitel, Inc. 2,000                                                    16
    o Smith International, Inc. 2,200                                      154
    o Southwestern Energy Co. 2,500                                         36
    o Swift Energy Co. 1,100                                                21
      TC Pipelines L.P. 700                                                 17
      Tidewater, Inc. 2,700                                                118
    o Tom Brown, Inc. 1,700                                                 49
    o Trico Marine Services, Inc. 1,800                                     15
    o Unit Corp. 2,400                                                      47
      USEC, Inc. 3,000                                                      21
      Valero Energy Corp. 6,149                                            265
      Valero L.P. 1,600                                                     58
    o Varco International, Inc. 4,240                                       87
    o W-H Energy Services, Inc. 900                                         23
    o Weatherford International, Inc. 4,800                                239
      Western Gas Resources, Inc. 2,000                                     77
    o Westport Resources Corp. 2,225                                        46
    o Williams Energy Partners L.P. 1,200                                   49
    + World Fuel Services Corp. 500                                         10
      XTO Energy, Inc. 5,400                                               110
                                                                   -----------
                                                                         9,200
      FOOD & AGRICULTURE 3.7%
      ------------------------------------------------------------------------
    o AG Services of America 300                                             4
      Alico, Inc. 300                                                        9
    o American Italian Pasta Co., Class A 1,000                             50
      The Andersons, Inc. 1,500                                             16
      Archer-Daniels-Midland Co. 29,958                                    398
    o Aurora Foods, Inc. 2,500                                              15
      Bob Evans Farms, Inc. 2,200                                           67
      Bridgford Foods Corp. 300                                              4
      Bunge Ltd. 4,500                                                      99
    o Cadiz, Inc. 2,100                                                     23
      Campbell Soup Co. 16,000                                             442


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Coca-Cola Bottling Co. Consolidated 400                               20
      Coca-Cola Co. 113,300                                              6,289
      Coca-Cola Enterprises, Inc. 19,200                                   377
      ConAgra Foods, Inc. 28,593                                           700
      Corn Products International, Inc. 1,700                               56
    o CTB International Corp. 1,600                                         28
    o Dean Foods Co. 5,742                                                 213
    o Del Monte Foods Co. 2,500                                             26
      Delta & Pine Land Co. 4,500                                           88
      Dole Food Co., Inc. 2,400                                             80
      Dreyer's Grand Ice Cream, Inc. 2,300                                 107
    o Eden Bioscience Corp. 1,000                                            3
    o Embrex, Inc. 1,300                                                    29
      Fleming Cos., Inc. 3,400                                              75
    o Flowers Foods, Inc. 1,710                                             45
      Fresh Brands, Inc. 1,800                                              32
    o Fresh Del Monte Produce, Inc. 2,200                                   52
    o Gehl Co. 300                                                           4
      General Mills, Inc. 14,900                                           656
    o Green Mountain Coffee, Inc. 900                                       22
    o Griffen Land & Nurseries, Inc. 300                                     5
    o Gum Tech International, Inc. 1,700                                    16
      H.J. Heinz Co. 14,400                                                605
    o Hain Celestial Group, Inc. 1,406                                      26
      Hershey Foods Corp. 6,200                                            422
   o+ Horizon Organic Holding Corp. 1,000                                   17
      Hormel Foods Corp. 6,500                                             161
      IMC Global, Inc. 3,500                                                44
      Ingles Markets, Inc., Class A 300                                      4
      Interstate Bakeries Corp. 2,200                                       54
    o J & J Snack Foods Corp. 1,400                                         54
      J.M. Smucker Co. 1,300                                                45
      Kellogg Co. 18,900                                                   679
      Kraft Foods, Inc., Class A 12,400                                    509
    o Krispy Kreme Doughnuts, Inc. 2,600                                    99
      Lance, Inc. 1,900                                                     30
      Lindsay Manufacturing Co. 800                                         20
    o M&F Worldwide Corp. 1,200                                              4
      Marsh Supermarkets, Inc., Class B 1,000                               14
    o Maui Land & Pineapple Co. 800                                         17
      McCormick & Co., Inc. 5,800                                          149
      Midwest Grain Products, Inc. 1,700                                    24
      Monsanto Co. 1,800                                                    55
    o Monterey Pasta Co. 700                                                 6
      Nash Finch Co. 1,700                                                  51
    o National Beverage Corp. 1,700                                         25
   o+ Neogen Corp. 1,000                                                    15
    o The Pantry, Inc. 400                                                   2
    o Peets Coffee And Tea, Inc. 1,800                                      28
      The Pepsi Bottling Group, Inc. 13,200                                378
      PepsiAmericas, Inc. 6,800                                            104
      PepsiCo, Inc. 80,100                                               4,157
    o Performance Food Group Co. 1,900                                      68
      Pilgrim's Pride Corp., Class B  1,400                                 19
    o RalCorp. Holdings, Inc. 1,200                                         34
   o+ Rocky Mountain Chocolate Factory, Inc. 1,000                          13
      Sanderson Farms, Inc. 1,400                                           36
      Sara Lee Corp. 33,878                                                717
    o The Scotts Co., Class A 1,400                                         67
      Sensient Technologies Corp. 2,300                                     57
      Servicemaster Co. 20,400                                             286
    o Smithfield Foods, Inc. 4,800                                         101
      Spartan Stores, Inc. 500                                               4
      Supervalu, Inc. 6,687                                                201
      Sysco Corp. 30,036                                                   871
      Tasty Baking Co. 1,300                                                22
    o Tejon Ranch Co. 674                                                   22
      Tootsie Roll Industries, Inc. 2,127                                  100
      Tyson Foods, Inc., Class A 15,240                                    214
    o United Natural Foods, Inc. 1,300                                      31
    o Whole Foods Market, Inc. 6,100                                       285
      Wm. Wrigley Jr. Co. 9,600                                            528
                                                                   -----------
                                                                        21,524

      GOLD 0.1%
      ------------------------------------------------------------------------
      Barrick Gold Corp. 5,565                                             112
    o Golden Cycle Gold Corp. 600                                            6
    o Meridian Gold, Inc. 4,600                                             70
      Newmont Mining Corp. Holding Co. 11,251                              321
      Royal Gold, Inc. 700                                                   6
                                                                   -----------
                                                                           515


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      HEALTHCARE/DRUGS & MEDICINE 13.4%
      ------------------------------------------------------------------------
    o 3-Dimensional Pharmaceuticals, Inc. 1,400                              9
      Abbott Laboratories 68,705                                         3,707
    o Abgenix, Inc. 3,600                                                   51
    o Abiomed, Inc. 800                                                      6
    o Acacia Research Corp. 330                                              3
    o Accredo Health, Inc. 1,750                                           113
    o Aclara BioSciences, Inc. 2,400                                         6
    o Adolor Corp. 1,300                                                    18
    o Advanced Neuromodulation Systems, Inc. 700                            22
    o AdvancePCS Corp. 4,300                                               145
    o Aerogen, Inc. 3,200                                                    5
    o Affymetrix, Inc. 2,300                                                58
    o Albany Molecular Research, Inc. 1,600                                 39
    o Alexion Pharmaceuticals, Inc. 1,100                                   20
    o Align Technology, Inc. 1,700                                           7
    o Alkermes, Inc. 3,100                                                  62
      Allergan, Inc. 5,800                                                 382
    o Alliance Imaging, Inc. 1,800                                          24
    o Allscripts Healthcare Solutions, Inc. 1,900                           12
      Alpharma, Inc., Class A 1,700                                         29
    o American Healthways, Inc. 1,550                                       42
    + American Medical Security Group, Inc. 500                              9
    o American Medical Systems Holdings, Inc. 1,400                         32
   o+ AMERIGROUP Corp. 900                                                  28
    o Ameripath, Inc. 1,200                                                 32
      AmerisourceBergen Corp. 4,824                                        374
    o Amgen, Inc. 44,600                                                 2,358
   o+ AMN Healthcare Services, Inc. 2,200                                   68
    o Amsurg Corp. 700                                                      20
    o Amylin Pharmaceuticals, Inc. 2,300                                    22
    o Andrx Group 2,900                                                    131
   o+ Anthem, Inc. 4,800                                                   327
    o Antigenics, Inc. 1,400                                                16
    o Aphton Corp. 800                                                       8
    o Apogent Technologies, Inc. 5,100                                     118
    o Applied Molecular Evolution, Inc. 2,100                               16
    o Apria Healthcare Group, Inc. 2,700                                    70
    o Arena Pharmaceuticals, Inc. 800                                        7
    o Arqule, Inc. 1,300                                                    12
      Arrow International, Inc. 1,200                                       57
    o Arthrocare Corp. 1,400                                                22
    o Aspect Medical Systems, Inc. 1,200                                    12
    o Atrix Labs, Inc. 1,400                                                34
    o AVANIR Pharmaceuticals, Inc., Class A 1,900                            5
    o Avant Immunotherapeutics, Inc. 3,000                                   5
    o Avigen, Inc. 900                                                      10
    o Barr Laboratories, Inc. 2,236                                        149
      Bausch & Lomb, Inc. 1,900                                             68
      Baxter International, Inc. 26,030                                  1,481
      Beckman Coulter, Inc. 3,100                                          148
      Becton, Dickinson & Co. 11,800                                       439
    o Beverly Enterprises, Inc. 3,800                                       33
    o Bio-Rad Laboratories, Inc., Class A 1,000                             48
    o Bio-Technology General Corp. 2,300                                    11
    o Biocryst Pharmaceuticals, Inc. 1,400                                   6
    o Biogen, Inc. 6,500                                                   283
    o BioMarin Pharmaceuticals, Inc. 1,800                                  11
      Biomet, Inc. 11,925                                                  337
    o Biopure Corp. 1,200                                                   11
   o+ Bioreliance Corp. 1,000                                               27
    o Biosite, Inc. 1,400                                                   44
    o Bone Care International, Inc. 1,400                                   14
    o Boston Scientific Corp. 18,400                                       459
   o+ Bradley Pharmaceuticals, Inc. 500                                      7
      Bristol-Myers Squibb Co. 87,050                                    2,507
      C.R. Bard, Inc. 2,800                                                154
    o Cantel Medical Corp. 921                                              24
      Cardinal Health, Inc. 19,861                                       1,375
    o Caremark Rx, Inc. 9,900                                              213
    o Celera Genomics Group -- Applera Corp. 3,100                          48
    o Celgene Corp. 3,000                                                   59
    o Cell Genesys, Inc. 1,500                                              21
    o Cell Pathways, Inc. 1,600                                              6
    o Cell Therapeutics, Inc. 1,400                                         17
    o Cephalon, Inc. 2,000                                                 117
    o Cerus Corp. 500                                                       26
    o Charles River Laboratories International, Inc. 1,900                  57


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Chattem, Inc. 2,200                                                   69
    o Chiron Corp. 8,400                                                   340
    o Cholestech Corp. 1,700                                                31
    o ChromaVision Medical Systems, Inc. 1,100                               2
    o Chronimed, Inc. 600                                                    4
    o Cima Labs, Inc. 600                                                   12
    o Ciphergen Biosystems, Inc. 1,700                                      10
    o Closure Medical Corp. 900                                             13
    o Community Health Systems, Inc. 4,100                                 119
    o Conmed Corp. 1,700                                                    46
      Cooper Cos., Inc. 1,100                                               58
    o Corixa Corp. 1,802                                                    10
    o Corvel Corp. 900                                                      30
    o Covance, Inc. 2,800                                                   56
    o Coventry Health Care, Inc. 3,100                                      98
    o Cryolife, Inc. 750                                                    22
    o Cubist Pharmaceuticals, Inc. 1,900                                    27
    o CuraGen Corp. 2,100                                                   18
   o+ Curative Health Services, Inc. 500                                     7
    o Curis, Inc. 3,140                                                      4
    o CV Therapeutics, Inc. 1,100                                           32
    o Cygnus, Inc. 600                                                       3
    o Cyotgen Corp. 2,300                                                    4
      D&K Healthcare Resources, Inc. 3,000                                 104
      Datascope Corp. 1,000                                                 31
    o DaVita, Inc. 12,700                                                  329
    o Decode Genetics, Inc. 309                                              2
    o Deltagen, Inc. 2,200                                                  13
    o Dendreon Corp. 1,400                                                   6
      Dentsply International, Inc. 4,050                                   161
      Diagnostic Products Corp. 1,700                                       82
    o Dianon Systems, Inc. 900                                              59
    o Digene Corp. 1,400                                                    32
    o Diversa Corp. 1,100                                                   12
   o+ DJ Orthopedics, Inc. 500                                               4
    o Durect Corp. 2,000                                                    17
    o Dynacq International, Inc. 1,600                                      27
    o Edwards Lifesciences Corp. 2,900                                      73
   *o Elan Corp. PLC 1,305                                                  16
      Eli Lilly & Co. 51,000                                             3,369
    o Emisphere Technologies, Inc. 800                                      12
    o Endo Pharmaceutical Holdings, Inc. 4,500                              52
    o Endocare, Inc. 1,200                                                  23
    o Entremed, Inc. 1,200                                                   9
    o Enzo Biochem, Inc. 1,617                                              29
    o Enzon, Inc. 1,900                                                     71
    o Exact Sciences Corp. 600                                               7
    o Exelixis, Inc. 1,800                                                  18
    o Express Scripts, Inc., Class A 3,800                                 240
    o First Health Group Corp. 4,400                                       128
    o First Horizon Pharmaceutical Corp. 900                                23
    o Fischer Imaging Corp. 500                                              6
    o Forest Laboratories, Inc., Class A 8,000                             617
    o Fusion Medical Technologies, Inc. 500                                  5
    o Genaissance Pharmaceuticals, Inc. 1,800                                4
    o Gene Logic, Inc. 1,300                                                20
    o Genelabs Technologies 800                                              1
    o Genentech, Inc. 9,700                                                344
    o Genome Therapeutics Corp. 2,100                                        8
    o Genta, Inc. 2,900                                                     39
    o Gentiva Health Services 750                                           20
    o Genzyme Corp. -- General Division 9,232                              378
    o Genzyme Transgenics Corp. 1,800                                        5
    o Geron Corp. 1,000                                                      8
    o Gilead Sciences, Inc. 7,860                                          245
    o Guidant Corp. 13,916                                                 523
    o Guilford Pharmaceuticals, Inc. 1,200                                   9
    o Haemonetics Corp. 1,700                                               56
    o Harvard Bioscience, Inc. 500                                           4
      HCA, INC. 23,600                                                   1,128
    o Health Management Associates, Inc., Class A 10,900                   233
    o Health Net, Inc. 5,500                                               163
    o Healthcare Services Group 2,500                                       36
    o HealthExtras, Inc. 1,900                                               9
    o HealthSouth Corp. 18,000                                             272
    o HealthTronics Surgical Services, Inc. 2,500                           30
    + Heico Corp. 500                                                        8
    o Henry Schein, Inc. 2,300                                             109
   o+ Hi-Tech Pharmacal Co., Inc. 500                                        6


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Hologic, Inc. 2,600                                                   42
      Hooper Holmes, Inc. 2,100                                             22
    o Human Genome Sciences, Inc. 5,100                                     80
    o Humana, Inc. 11,300                                                  185
    o Hyseq, Inc. 900                                                        4
    o I-Stat Corp. 600                                                       4
      ICN Pharmaceuticals, Inc. 3,800                                      105
    o Icos Corp. 2,700                                                      70
    o ICU Medical, Inc. 1,050                                               40
    o Idec Pharmaceuticals Corp. 6,900                                     379
    o Idexx Laboratories, Inc. 2,000                                        57
    o Igen International, Inc. 1,300                                        54
    o Ii-vi, Inc. 1,200                                                     18
    o Ilex Oncology, Inc. 1,200                                             20
    o Illumina, Inc. 1,500                                                  13
    o ImClone Systems 2,435                                                 39
   o+ Immucor, Inc. 500                                                      7
    o Immunex Corp. 22,200                                                 603
    o Immunogen, Inc. 1,500                                                 12
    o Immunomedics, Inc. 2,400                                              32
    o Impath, Inc. 600                                                      14
    o Impax Laboratories, Inc. 1,600                                        11
   o+ Implant Sciences Corp. 500                                             6
      IMS Health, Inc. 12,800                                              264
    o Inamed Corp. 1,500                                                    55
    o Incyte Genomics, Inc. 2,600                                           21
    o Indevus Pharmaceuticals, Inc. 1,800                                   12
    o Inhale Therapeutic Systems, Inc. 2,200                                17
    o Inspire Pharmaceuticals, Inc. 1,300                                    4
    o Integra LifeSciences Holdings Corp. 1,600                             31
    o InterMune, Inc. 1,100                                                 29
    o Intuitive Surgical, Inc. 2,100                                        21
      Invacare Corp. 2,000                                                  76
   o+ Inverness Medical Innovations, Inc. 800                               22
    o Invitrogen Corp. 2,629                                                91
    o Isis Pharmaceuticals, Inc. 1,900                                      24
      IVAX Corp. 8,750                                                     103
  (7) Johnson & Johnson 141,270                                          9,022
    o Kendle International, Inc. 1,700                                      29
   o+ Kensey Nash Corp. 1,000                                               19
    o King Pharmaceuticals, Inc. 11,016                                    345
    o KOS Pharmaceuticals, Inc. 700                                         18
    o Kosan Biosciences, Inc. 2,500                                         20
    o KV Pharmaceutical Co., Class A 1,800                                  52
    o LabOne, Inc. 2,100                                                    42
    o Laboratory Corp. of America Holdings, Inc. 3,500                     347
      Landauer, Inc. 1,100                                                  45
    o Large Scale Biology Corp. 2,400                                        6
    o LifePoint Hospitals, Inc. 2,300                                       97
    o Ligand Pharmaceuticals, Inc., Class B 2,300                           36
    o Lincare Holdings, Inc. 4,900                                         154
    o Lynx Therapeutics, Inc. 1,300                                          2
    o Magellan Health Services, Inc. 2,200                                  16
    o Manor Care, Inc. 4,500                                               115
    o Martek Biosciences Corp. 900                                          26
    o Matria Healthcare, Inc. 1,200                                         25
    o Maxim Pharmaceuticals, Inc. 2,400                                     12
    o Maxygen, Inc. 1,500                                                   14
      McKesson Corp. 13,100                                                529
    o Med-Design Corp. 1,200                                                17
   o+ Medamicus, Inc. 500                                                    5
    o Medarex, Inc. 3,000                                                   30
    o Medcath Corp. 1,500                                                   27
   o+ Medical Action Industries, Inc. 500                                    6
    o Medicines Co. 1,700                                                   17
    o Medicis Pharmaceutical Corp., Class A 1,700                           91
    o Medimmune, Inc. 9,875                                                330
    o MedQuist, Inc. 2,217                                                  64
      Medtronic, Inc. 51,874                                             2,318
      Merck & Co., Inc. 104,052                                          5,654
   o+ Meridian Medical Technologies, Inc. 500                               19
   o+ Merit Medical Systems, Inc. 1,250                                     20
    o MGI Pharma, Inc. 1,900                                                14
    o Mid Atlantic Medical Services, Inc. 2,600                             95


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Millennium Pharmaceuticals, Inc. 11,956                              239
   o+ MIM Corp. 1,500                                                       27
    o Molecular Devices Corp. 1,100                                         20
      Mylan Laboratories, Inc. 5,700                                       151
    o Myriad Genetics, Inc. 1,400                                           33
    o Nabi Biopharmaceuticals 2,800                                         18
    o Napro Biotheraputics, Inc. 1,200                                       8
   o+ National Medical Health Card Systems, Inc. 800                         7
    + Nature's Sunshine Products, Inc. 500                                   5
    o NBTY, Inc. 3,300                                                      57
      NDCHealth Corp. 1,900                                                 61
    o NEO RX Corp. 400                                                       1
    o Neopharm, Inc. 1,210                                                  18
    o Neose Technologies, Inc. 500                                          12
    o Neurocrine Biosciences, Inc. 1,400                                    46
    o Neurogen Corp. 800                                                     9
    o North American Scientific, Inc. 700                                    9
    o Northfield Laboratories, Inc. 1,100                                    8
    o Noven Pharmacuticals, Inc.  1,500                                     30
    o NPS Pharmacuticals, Inc.    1,000                                     30
    o NWH, Inc. 1,400                                                       18
   o+ Odyssey HealthCare, Inc. 1,000                                        34
      Omnicare, Inc. 4,500                                                 120
    o Onyx Pharmaceuticals, Inc. 1,800                                      14
    o Option Care, Inc. 1,200                                               23
    o OraSure Technologies, Inc. 1,500                                      11
    o Orchid BioSciences, Inc. 1,400                                         3
    o Organogenesis, Inc. 2,100                                              1
    o Orthodontic Centers of America, Inc. 2,112                            56
    o OSI Pharmaceuticals, Inc. 1,600                                       51
      Owens & Minor, Inc. 1,500                                             31
    o Oxford Health Plans, Inc. 4,300                                      198
    o Oxigene, Inc. 900                                                      2
    o PacifiCare Health Systems, Inc. 1,800                                 54
    o Pain Therapeutics, Inc. 2,600                                         26
    o Paradigm Genetics, Inc. 400                                            1
    o Parexel International Corp. 2,400                                     37
    o Patterson Dental Co. 3,300                                           152
    o Pediatrix Medical Group, Inc. 1,800                                   85
    o Penwest Pharmaceuticals Co. 1,200                                     24
    o Perrigo Co. 3,300                                                     41
  (5) Pfizer, Inc. 289,850                                              10,536
    o Pharmaceutical Product Development, Inc. 2,500                        63
    o Pharmaceutical Resources, Inc. 1,900                                  48
      Pharmacia Corp. 57,716                                             2,380
    o Pharmacopeia, Inc. 1,300                                              15
    o Pharmacyclics, Inc. 1,100                                              7
    o PolyMedica Corp. 2,200                                                86
    o Possis Medical, Inc. 1,100                                            17
    o Pozen, Inc. 1,300                                                      6
    o PracticeWorks, Inc. 2,000                                             30
    o Priority Healthcare Corp., Class B 2,000                              59
    o Progenics Pharmaceuticals, Inc. 900                                   13
    o Protein Design Labs, Inc. 4,100                                       74
    o Province Healthcare Co. 1,550                                         60
    o PSS World Medical, Inc. 2,800                                         28
   o+ Q-Med, Inc. 500                                                        4
    o Quest Diagnostic, Inc. 4,700                                         432
    o Quintiles Transnational Corp. 5,100                                   72
    o Regeneration Technologies, Inc. 1,700                                 11
    o Regeneron Pharmaceuticals, Inc. 1,900                                 39
    o RehabCare Group, Inc. 1,500                                           40
    o Renal Care Group, Inc. 2,500                                          89
    o ResMed, Inc. 2,000                                                    74
    o Respironics, Inc. 1,900                                               62
    o Sangamo Biosciences, Inc. 1,200                                       11
    o Sangstat Medical Corp. 2,000                                          47
      Schering-Plough Corp. 59,950                                       1,637
    o Scios, Inc. 1,700                                                     53
    o Select Medical Corp. 2,000                                            30
    o Sepracor, Inc. 3,100                                                  39
    o Sequenom, Inc. 1,600                                                   9
    o Serologicals Corp. 3,000                                              62
    o SICOR, Inc. 5,200                                                     92
    o Sierra Health Services, Inc. 1,100                                    21


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Sola International, Inc. 2,700                                        39
    o SonoSite, Inc. 1,600                                                  30
      Spartech Corp. 1,700                                                  45
    o Specialty Laboratories, Inc. 700                                       6
    o SRI/Surgical Express, Inc. 1,000                                      14
    o St. Jude Medical, Inc. 3,900                                         325
    o Steris Corp. 3,400                                                    75
      Stryker Corp. 8,800                                                  471
    o Sunrise Assisted Living, Inc. 1,700                                   46
    o SuperGen, Inc. 900                                                     5
    o Sybron Dental Specialties, Inc. 1,633                                 32
    o Syncor International Corp. 1,700                                      53
    o Tanox, Inc. 1,900                                                     23
    o Techne Corp. 1,800                                                    48
    o Tenet Healthcare Corp. 15,100                                      1,108
    o Texas Biotech Corp. 2,600                                             14
    o Theragenics Corp. 2,500                                               22
   o+ Therasense, Inc. 2,300                                                58
    o Third Wave Technologies, Inc. 1,800                                    6
    o Thoratec Corp. 2,636                                                  22
    o Titan Pharmaceuticals, Inc. 800                                        5
    o Transgenomic, Inc. 1,200                                               7
    o Transkaryotic Therapies, Inc. 900                                     36
    o Triad Hospitals, Inc. 3,544                                          149
    o Triangle Pharmaceuticals, Inc. 1,700                                   8
    o Trigon Healthcare, Inc. 1,900                                        191
    o Trimeris, Inc. 500                                                    24
    o TriPath Imaging, Inc. 2,600                                           11
   o+ Tripos, Inc. 1,000                                                    24
   o+ U.S.-China Industrial Exchange 500                                     6
    o Unilab Corp. 1,200                                                    36
   o+ United Defense Industries, Inc. 900                                   24
    o United Surgical Partners International, Inc. 900                      26
    o United Therapeutics Corp. 1,000                                       12
      UnitedHealth Group, Inc. 17,600                                    1,545
    o Universal Health Services, Class B 3,000                             140
    o Urologix, Inc. 1,800                                                  25
    o US Oncology, Inc. 3,700                                               36
   o+ Utah Medical Products, Inc. 500                                        8
    o Varian Medical Systems, Inc. 3,200                                   139
    o Vaxgen, Inc. 600                                                       5
   o+ VCA Antech, Inc. 1,700                                                26
    o Ventana Medical Systems 1,200                                         27
    o Vertex Pharmaceuticals, Inc. 3,144                                    67
    o Viasys Healthcare, Inc. 1,482                                         30
    o Vical, Inc. 1,600                                                     15
    o Viropharma, Inc. 1,000                                                 4
      Vital Signs, Inc. 900                                                 35
    o Watson Pharmaceuticals, Inc. 4,632                                   114
    o Wellpoint Health Networks, Inc. 9,000                                676
      West Pharmaceutical Services, Inc. 1,300                              36
    o Wright Medical Group, Inc. 1,700                                      32
      Wyeth 60,500                                                       3,449
    o Xoma Ltd. 2,400                                                        9
    o Young Innovations, Inc. 1,200                                         29
    o Zimmer Holdings, Inc. 7,300                                          253
    o Zoll Medical Corp. 1,400                                              53
   o+ Zymogenetics, Inc. 2,000                                              23
                                                                   -----------
                                                                        77,062

      HOUSEHOLD PRODUCTS 1.8%
      ------------------------------------------------------------------------
      Alberto-Culver Co., Class B 3,300                                    180
      Avon Products, Inc. 10,000                                           558
      Church & Dwight Co., Inc. 2,300                                       66
      Clorox Co. 12,600                                                    558
      Colgate-Palmolive Co. 26,500                                       1,405
      The Dial Corp. 4,800                                                 101
      Estee Lauder Cos., Inc., Class A 5,300                               192
      Gillette Co. 45,900                                                1,628
    o Inter Parfums, Inc. 675                                                6
      International Flavors & Fragrances, Inc. 4,900                       158
      NU Skin Enterprises, Inc., Class A 3,300                              46
    o Playtex Products, Inc. 2,800                                          36
      Procter & Gamble Co. 59,500                                        5,370
    o Revlon, Inc., Class A 1,800                                            9
                                                                   -----------
                                                                        10,313

      INSURANCE 4.7%
      ------------------------------------------------------------------------
      21st Century Insurance Group 3,200                                    68
      ACE Ltd. 520                                                          23


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Aetna, Inc. 5,600                                                    267
      AFLAC, Inc. 23,000                                                   688
      Alfa Corp. 2,400                                                      77
    o Alleghany Corp. 208                                                   39
      Allmerica Financial Corp. 2,400                                      120
      Allstate Corp. 31,274                                              1,243
      AMBAC Financial Group, Inc. 5,250                                    330
      American Financial Group, Inc. 3,000                                  89
      American Financial Holdings, Inc. 880                                 26
  (9) American International Group, Inc. 117,422                         8,116
      American National Insurance Co. 1,300                                129
    o American Physicians Capital, Inc. 1,000                               18
      Amerus Group Co. 2,600                                                98
      AON Corp. 11,500                                                     411
    o Arch Capital Group Ltd. 1,400                                         41
      Argonaut Group, Inc. 400                                               9
      Arthur J. Gallagher & Co. 4,300                                      155
      Baldwin & Lyons, Inc., Class B 600                                    16
      Brown & Brown, Inc. 3,000                                            100
      Chubb Corp. 7,047                                                    540
      CIGNA Corp. 8,300                                                    905
      Cincinnati Financial Corp. 7,200                                     337
    o Clark/Bardes, Inc. 1,700                                              40
    o CNA Financial Corp. 7,200                                            216
      CNA Surety Corp. 2,200                                                36
      Commerce Group, Inc. 1,600                                            65
      Conseco, Inc. 12,600                                                  47
      Crawford & Co., Class B 1,600                                         23
      Delphi Financial Group, Inc., Class A 1,010                           43
      EMC Insurance Group, Inc. 1,200                                       24
      Erie Indemnity Co., Class A 3,000                                    131
      Everest Re Group Ltd. 1,100                                           75
      FBL Financial Group, Inc., Class A 90                                  2
      Fidelity National Financial, Inc. 3,910                              121
      Financial Industries Corp. 700                                        10
      First American Corp. 4,800                                           106
    o FPIC Insurance Group, Inc. 400                                         6
      Fremont General Corp. 2,000                                           14
      Great American Financial Resources, Inc. 1,800                        32
      Harleysville Group, Inc. 1,800                                        54
      Hartford Financial Services Group, Inc. 10,700                       741
      HCC Insurance Holdings, Inc. 2,100                                    55
      Hilb, Rogal & Hamilton Co. 2,000                                      74
      Horace Mann Educators Corp. 1,800                                     43
      Jefferson-Pilot Corp. 7,100                                          356
      John Hancock Financial Services 13,400                               517
      LandAmerica Financial Group, Inc. 1,300                               45
      Leucadia National Corp. 2,300                                         84
      Liberty Corp. 1,000                                                   42
      Lincoln National Corp. 12,600                                        603
      Loews Corp. 8,200                                                    492
    o Markel Corp. 300                                                      65
      Marsh & McLennan Cos., Inc. 15,300                                 1,546
      MBIA, Inc. 8,050                                                     434
      Mercury General Corp. 2,900                                          145
      Metlife, Inc. 32,200                                               1,099
      MGIC Investment Corp. 5,300                                          378
      Midland Co. 900                                                       42
      MIIX Group, Inc. 2,400                                                 3
      Mony Group, Inc. 1,500                                                58
    o National Western Life Insurance Co., Class A 300                      36
      Nationwide Financial Services, Inc., Class A 800                      33
    o Navigators Group, Inc. 500                                            11
    o Odyssey Re Holdings Corp. 2,900                                       56
    o Ohio Casualty Corp. 3,000                                             58
      Old Republic International Corp. 5,900                               196
    o Penn Treaty American Corp. 600                                         4
      Penn-America Group, Inc. 400                                           7
    o Philadelphia Consolidated Holding Co. 1,700                           73
    o Phoenix Cos., Inc. 4,500                                              84
    + PMA Capital Corp., Class A 700                                        17
      The PMI Group, Inc. 2,050                                            166
      Presidential Life Corp. 1,000                                         25
   o+ Principal Financial Group, Inc. 16,900                               470


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o ProAssurance Corp. 1,670                                              31
      Progressive Corp. 15,900                                             914
      Protective Life Corp. 4,500                                          143
   o+ Prudential Financial, Inc. 26,100                                    838
      Radian Group, Inc. 4,202                                             218
      Reinsurance Group of America, Inc. 2,600                              84
      RLI Corp. 1,400                                                       81
      SAFECO Corp. 5,800                                                   194
      SCPIE Holdings, Inc. 700                                               9
      Selective Insurance Group, Inc. 1,200                                 36
      St. Paul Cos., Inc. 8,100                                            403
      StanCorp Financial Group 1,500                                        88
      State Auto Financial Corp. 1,300                                      21
      Stewart Information Services Corp. 1,700                              32
      Torchmark Corp. 5,600                                                229
   o+ Travelers Property Casualty Corp., Class A 5,500                     102
      Trenwick Group Ltd. 1,200                                             10
    o Triad Guaranty, Inc. 1,700                                            76
    + Trico Bancshares 200                                                   5
    o UICI 2,500                                                            51
      Unitrin, Inc. 3,100                                                  129
      UnumProvident Corp. 10,914                                           308
      W.R. Berkley Corp. 1,200                                              73
      Wesco Financial Corp. 200                                             64
      White Mountains Insurance Group, Inc. 200                             72
      Zenith National Insurance Corp. 1,100                                 34
                                                                   -----------
                                                                        27,193

      MEDIA 3.9%
      ------------------------------------------------------------------------
    o Ackerly Group, Inc. 2,100                                             35
    o Acme Communications, Inc. 1,900                                       20
    o Actv, Inc. 1,100                                                       2
      Advanced Marketing Services, Inc. 2,000                               49
    o AMC Entertainment, Inc. 2,900                                         42
    o AOL Time Warner, Inc. 191,752                                      3,647
    o Arris Group, Inc. 2,600                                               23
      Banta Corp. 1,700                                                     64
      Belo Corp., Class A 4,300                                            100
    o Cablevision Systems Corp.-- Rainbow Media Group 2,100                 46
    o Cablevision Systems Corp., Class A 5,500                             129
      Cadmus Communications Corp.  1,400                                    17
    o California Amplifier, Inc. 1,000                                       6
    o Charter Communications, Inc., Class A 11,800                          97
    o Clear Channel Communications, Inc. 26,086                          1,225
    o CNET Networks, Inc. 4,983                                             20
    o Comcast Corp., Special Class A 42,800                              1,145
    o Consolidated Graphics, Inc. 1,400                                     30
    o Cox Communications, Inc., Class A 25,835                             863
    o CTC Communications Group, Inc. 1,550                                   3
    o Cumulus Media, Inc., Class A 2,100                                    39
   o+ Daily Journal Corp. 500                                               14
    o Dick Clark Productions, Inc. 990                                      14
      Dow Jones & Co., Inc. 3,500                                          190
    o Drexler Technology Corp. 1,000                                        24
      The E.W. Scripps Co., Class A 3,700                                  295
    o EchoStar Communications Corp., Class A 10,800                        294
    o Emmis Communications Corp., Class A 2,000                             58
    o Entercom Communications Corp. 2,000                                  105
    o Fox Entertainment Group, Inc., Class A 12,750                        301
      Gannett Co., Inc. 12,800                                             938
    o Gaylord Entertainment Co. 1,300                                       35
      Gray Communication Systems, Inc. 1,800                                28
      Gray Communication Systems, Inc., Class B 1,100                       15
      Grey Global Group, Inc. 200                                          143
      Harte-Hanks, Inc. 3,400                                              109
    o Hispanic Broadcasting Corp. 4,500                                    121
      Hollinger International, Inc. 4,300                                   55


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Information Holdings, Inc. 700                                        22
    o Insight Communications Co. 1,800                                      28
      John Wiley & Sons, Inc., Class A 2,800                                75
    o Journal Register Co. 2,200                                            48
      Knight-Ridder, Inc. 3,900                                            261
      Lee Enterprises, Inc. 2,500                                           98
    o Liberty Media Corp., Class A 107,381                               1,149
    o Lifeline Systems, Inc. 1,300                                          35
    o Lynch Interactive Corp. 900                                           44
    o Martha Stewart Living Omnimedia, Class A 1,400                        25
      McClatchy Co., Class A 2,500                                         150
      McGraw-Hill Cos., Inc. 8,900                                         570
      Media General, Inc., Class A 1,300                                    89
    o Mediacom Communications Corp. 3,600                                   36
      Meredith Corp. 1,900                                                  81
    o Metro-Goldwyn-Mayer, Inc. 11,017                                     178
    o Movie Gallery, Inc. 3,825                                             77
      New York Times Co., Class A 7,200                                    335
    * News Corp. Ltd. 2,197                                                 49
    o PanAmSat Corp. 11,400                                                268
      Penton Media, Inc. 1,200                                               8
    o Playboy Enterprises, Inc., Class B 2,000                              26
    o Price Communications Corp. 2,155                                      36
    o Primedia, Inc. 9,140                                                  25
    o Quipp, Inc. 900                                                       13
      R.R. Donnelley & Sons Co. 5,400                                      173
    o Radio Unica Communications Corp. 1,300                                 2
      Reader's Digest Association, Inc., Class A 4,100                      98
    o Saga Communications, Inc., Class A 1,000                              28
    o Scholastic Corp. 1,700                                                86
    o Sinclair Broadcast Group, Inc., Class A 1,700                         23
    o The Source Information Management Co. 1,900                           10
    o Spanish Broadcasting System, Class A 700                              11
    + Thomas Nelson, Inc. 800                                               10
    o TiVo, Inc. 900                                                         3
      Tribune Co. 13,800                                                   610
    o UnitedGlobalCom, Inc., Class A 2,200                                  12
    o USA Networks, Inc. 15,956                                            477
    o Valassis Communications, Inc. 2,900                                  108
    o Valuevision International, Inc., Class A 1,400                        26
    o Viacom, Inc., Class B 80,512                                       3,792
      The Walt Disney Co. 92,550                                         2,145
      Washington Post Co., Class B 300                                     190
    o Westwood One, Inc. 7,400                                             266
    o Workflow Management, Inc. 700                                          3
    o XM Satellite Radio Holdings, Inc., Class A 3,600                      41
    o Young Broadcasting, Inc., Class A 1,400                               32
                                                                   -----------
                                                                        22,213

      MISCELLANEOUS 0.2%
      ------------------------------------------------------------------------
    o 1-800-Flowers.com, Inc. 3,700                                         51
    o Accelerated Networks, Inc. 1,900                                       1
    o Braun Consulting 1,300                                                 6
    o Catalytica Energy Systems 848                                          3
    o Corinthian Colleges, Inc. 2,300                                      135
    o Extreme Networks, Inc. 4,500                                          40
   o+ Five Star Quality Care, Inc. 135                                       1
   o+ Genesis Health Ventures, Inc. 1,800                                   34
    o Genuity, Inc., Class A 5,600                                           4
    o Global Power Equipment Group, Inc. 1,000                              12
    o Grant Prideco, Inc. 3,600                                             58
    o Internet Capital Group, Inc. 7,000                                     3
    o Keynote Systems, Inc. 1,000                                            9
    o Mail-Well, Inc. 1,300                                                  8
    o Management Network Group, Inc. 2,400                                  12
    o Marine Products Corp. 180                                              2
      Mine Safety Appliances Co. 900                                        40
   o+ NetScreen Technologies, Inc. 2,800                                    27
    o Nuance Communications, Inc. 1,000                                      6
    o Radio One, Inc., Class A 1,600                                        36
    o Regent Communications, Inc. 1,800                                     14
    o Spherion Corp. 1,830                                                  23
    o Trizetto Group, Inc. 3,400                                            40
      United Parcel Service, Inc., Class B 12,980                          779
    o Universal Compression Holdings, Inc. 400                              10


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

   o+ Watson Wyatt & Co. Holdings 700                                       18
    o Wilson Greatbatch Technologies, Inc. 1,100                            29
                                                                   -----------
                                                                         1,401

      MISCELLANEOUS FINANCE 7.5%
      ------------------------------------------------------------------------
      1st Source Corp. 1,571                                                37
    o A.B. Watley Group, Inc. 1,300                                          1
      A.G. Edwards, Inc. 3,300                                             135
    o Actrade Financial Technologies Ltd. 1,000                             17
      Advanta Corp., Class A 1,400                                          20
    o Affiliated Managers Group, Inc. 1,200                                 76
      Alliance Capital Management Holding L.P. 6,900                       318
      Allied Capital Corp. 4,300                                           112
      Amcore Financial, Inc. 1,200                                          29
      American Capital Strategies Ltd. 1,400                                45
      American Express Co. 61,550                                        2,524
      American Home Mortgage Holdings, Inc. 2,000                           26
    o AmeriCredit Corp. 3,800                                              148
    o Ameritrade Holding Corp., Class A 6,300                               34
      Astoria Financial Corp. 4,000                                        128
    + Bank of the Ozarks 700                                                25
    o Bankunited Financial Corp., Class A 2,200                             35
      Banner Corp. 1,200                                                    26
      Bay View Capital Corp. 5,061                                          35
      Bear Stearns Cos., Inc. 8,620                                        534
    o Berkshire Hathaway, Inc., Class A 72                               5,288
      Berkshire Hills Bancorp, Inc. 1,400                                   31
    o BISYS Group, Inc. 6,000                                              205
    o Blackrock, Inc. 900                                                   41
    o BOK Financial Corp. 2,269                                             77
      Camco Financial Corp. 700                                             10
      Capital One Financial Corp. 8,900                                    533
      Cathay Bancorp., Inc. 400                                             34
    / Charles Schwab Corp. 59,820                                          681
      Charter Municipal Mortgage Acceptance Co. 1,400                       23
      Charter One Financial, Inc. 10,786                                   382
 =(6) Citigroup, Inc. 237,321                                           10,276
      Coastal Bancorp, Inc. 800                                             25
      Coastal Financial Corp. 1,886                                         19
      Commercial Federal Corp. 2,300                                        68
      Commonwealth Bancorp, Inc. 1,400                                      39
    o CompuCredit Corp. 1,900                                               15
      Countrywide Credit Industries, Inc. 5,400                            252
    o Credit Acceptance Corp. 2,400                                         32
      CVB Financial Corp. 1,733                                             37
      Downey Financial Corp. 1,000                                          53
    o DVI, Inc. 1,200                                                       24
    o E*trade Group, Inc. 15,035                                           113
      Eaton Vance Corp. 2,900                                              106
    o eSpeed, Inc., Class A 1,300                                           16
      Fannie Mae 49,200                                                  3,883
      Federated Investors, Inc., Class B 5,050                             162
      Financial Federal Corp. 800                                           28
      First Financial Corp. 300                                             14
      First Financial Holdings, Inc. 1,400                                  42
      First Indiana Corp. 1,375                                             27
      First Sentinel Bancorp., Inc. 2,300                                   34
      Flagstar Bancorp., Inc. 1,500                                         44
      Flushing Financial Corp. 1,200                                        22
      Franklin Resources, Inc. 11,200                                      469
      Freddie Mac 33,500                                                 2,189
    o Gabelli Asset Management, Inc., Class A 700                           27
      Glacier Bancorp, Inc. 500                                             11
      Golden State Bancorp, Inc. 5,700                                     188
      Goldman Sachs Group, Inc. 8,400                                      662
      Greater Bay Bancorp 2,906                                             97
   o+ Hawthorne Financial Corp. 700                                         22
      Heritage Financial Corp. 700                                          10
      Household International, Inc. 20,700                               1,207
      Hudson River Bancorp. 1,600                                           39
      IBERIABANK Corp. 700                                                  26
      Independent Bank Corp. Michigan 945                                   30
    o IndyMac Bancorp, Inc. 2,400                                           61
    o Instinet Group, Inc. 1,200                                             8

See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      International Bancshares Corp. 1,202                                  61
      Interpool, Inc. 1,200                                                 25
    o Investment Technology Group, Inc. 2,250                              104
      Investors Financial Services Corp. 1,500                             110
    o Itla Capital Corp. 700                                                21
      Jefferies Group, Inc. 800                                             37
      John Nuveen Co., Class A 2,150                                       125
      Klamath First Bancorp, Inc. 700                                       11
    o Knight Trading Group, Inc. 6,700                                      38
    o LaBranche & Co., Inc. 2,400                                           66
      Leeds Federal Bankshares, Inc. 700                                    22
      Legg Mason, Inc. 3,200                                               161
      Lehman Brothers Holdings, Inc. 10,100                                596
    o Local Financial Corp. 2,000                                           33
    o MB Financial, Inc. 1,200                                              37
      MBNA Corp. 43,800                                                  1,553
    + MCG Capital Corp. 1,200                                               23
      Merrill Lynch & Co., Inc. 35,700                                   1,497
      Metris Cos., Inc. 3,000                                               39
      MicroFinancial, Inc. 1,900                                            18
      Mississippi Valley Bancshares 800                                     37
      Morgan Stanley Dean Witter & Co. 52,500                            2,505
    + MutualFirst Financial, Inc. 500                                       10
    o NCO Portfolio Management, Inc. 2,600                                  18
      New Century Financial Corp. 2,400                                     57
    + Northway Financial, Inc. 200                                           6
      Northwest Bancorp, Inc. 2,000                                         27
      Nueberger Berman, Inc. 3,150                                         137
    o Ocwen Financial Corp. 2,920                                           22
      PAB Bankshares, Inc. 700                                               7
      Pacific Capital Bancorp. 1,600                                        57
    + Peoples Financial Corp. 500                                            7
      The Peoples Holding Co. 500                                           18
      R&G Financial Corp., Class B 1,700                                    34
      Raymond James Financial, Inc. 2,100                                   70
      Resource America, Inc., Class A 2,000                                 23
      Siebert Financial Corp. 2,900                                         13
    o SoundView Technology Group, Inc. 3,000                                 7
      Sovereign Bancorp., Inc. 11,560                                      167
      State Financial Services Corp., Class A 700                           10
      Staten Island Bancorp., Inc.  2,900                                   58
   o+ Sterling Financial Corp. 700                                          17
      Stilwell Financial, Inc. 9,800                                       209
      Student Loan Corp. 700                                                68
      SWS Group, Inc. 1,141                                                 23
      T. Rowe Price Group, Inc. 5,700                                      200
      TCF Financial Corp. 3,300                                            172
    + TF Financial Corp. 700                                                17
      USA Education, Inc. 7,200                                            690
      Value Line, Inc. 300                                                  14
      W Holding Co., Inc. 1,400                                             26
      Waddell & Reed Financial, Inc., Class A 4,750                        122
      Washington Federal, Inc. 2,695                                        70
      Washington Mutual, Inc. 44,178                                     1,667
      Webster Financial Corp. 2,012                                         80
    o WFS Financial, Inc. 1,600                                             50
    o World Acceptance Corp. 2,500                                          22
                                                                   -----------
                                                                        43,301

      NON-FERROUS METALS  0.4%
      ------------------------------------------------------------------------
      A.M. Castle & Co. 1,000                                               11
      Alcoa, Inc. 37,664                                                 1,282
      Ampco-Pittsburgh Corp. 1,800                                          22
      Brush Engineered Materials, Inc. 1,100                                14
      Century Aluminum Co. 600                                               9
   o+ Chase Industries, Inc. 500                                             7
      CIRCOR International, Inc. 1,250                                      27
      Cleveland-Cliffs, Inc. 700                                            19
      Commercial Metals Co. 500                                             22
      Commonwealth Industries, Inc. 1,300                                   10
    o Encore Wire Corp. 500                                                  8
      Engelhard Corp. 6,300                                                192
    o Freeport-McMoran Copper & Gold, Inc., Class B 6,800                  121
      IMCO Recycling, Inc. 1,400                                            15
      Kaydon Corp. 1,300                                                    37
    o Maxxam, Inc. 1,900                                                    22

See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Minerals Technologies, Inc. 1,100                                     55
    o Mueller Industries, Inc. 1,700                                        58
      Phelps Dodge Corp. 3,430                                             123
      Reliance Steel & Aluminum Co. 1,250                                   40
      Southern Peru Copper Corp. 1,700                                      25
    o Stillwater Mining Co. 1,300                                           23
    o Titanium Metals Corp. 1,800                                            7
    o Wolverine Tube, Inc. 1,000                                             9
                                                                   -----------
                                                                         2,158

      OIL: DOMESTIC 1.0%
      ------------------------------------------------------------------------
    o 3TEC Energy Corp. 1,200                                               21
      Amerada Hess Corp. 3,900                                             300
      Ashland, Inc. 4,000                                                  163
    o CAL Dive International, Inc. 1,500                                    39
    o Callon Petroleum Co. 1,700                                            11
   o+ Canaan Energy Corp. 1,500                                             27
      Conoco, Inc., Class B 26,800                                         752
      Consol Energy, Inc. 3,800                                             87
      Diamond Offshore Drilling, Inc. 5,600                                174
    o Frontier Oil Corp. 2,600                                              55
    o Global Industries Ltd. 4,400                                          42
    o Gulf Island Fabrication, Inc. 1,800                                   33
    + Holly Corp. 2,000                                                     35
    o Houston Exploration Co. 1,900                                         59
      Howell Corp. 1,276                                                    16
      Kerr-McGee Corp. 4,219                                               252
    o Magnum Hunter Resources, Inc. 1,750                                   13
      Marathon Oil Corp. 14,500                                            421
    o Meridian Resource Corp. 3,100                                         14
      Murphy Oil Corp. 2,000                                               189
    o National-Oilwell, Inc. 3,269                                          87
    o Newfield Exploration Co. 1,900                                        72
    o Nuevo Energy Co. 1,300                                                20
      Ocean Energy, Inc. 7,900                                             169
      Patina Oil & Gas Corp. 2,000                                          72
      Pennzoil-Quaker State Co. 4,500                                       97
      Phillips Petroleum Co. 15,780                                        944
    o Pioneer Natural Resources Co. 4,100                                   98
      Pogo Producing Co. 2,300                                              79
    o Remington Oil & Gas Corp. 1,400                                       29
    o Spinnaker Exploration Co. 900                                         39
      St. Mary Land & Exploration Co. 1,200                                 29
    o Stone Energy Corp. 976                                                41
      Sunoco, Inc. 3,500                                                   120
    o Superior Energy Services, Inc. 2,400                                  27
    o Syntroleum Corp. 4,000                                                22
      Teppco Partners L.P. 2,500                                            81
    o Tesoro Petroleum Corp. 1,800                                          20
    o TransMontaigne, Inc. 1,600                                             9
      Transocean Sedco Forex, Inc. 13,931                                  495
      Unocal Corp. 10,400                                                  387
      Vintage Petroleum, Inc. 2,800                                         39
                                                                   -----------
                                                                         5,679

      OIL: INTERNATIONAL 2.9%
      ------------------------------------------------------------------------
      ChevronTexaco Corp.  47,017                                        4,077
 =(3) Exxon Mobil Corp. 309,716                                         12,441
      GlobalSantaFe Corp. 12,055                                           423
                                                                   -----------
                                                                        16,941

      OPTICAL & PHOTO 0.1%
      ------------------------------------------------------------------------
    o August Technology Corp. 1,300                                         19
      CPI Corp. 400                                                          8
      Eastman Kodak Co. 13,000                                             419
    o Meade Instruments Corp. 800                                            4
    o Oakley, Inc. 2,700                                                    54
    o Ocular Sciences, Inc. 1,500                                           45
    o Robotic Vision Systems, Inc. 1,000                                     1
    o Zomax, Inc. 2,000                                                     11
    o Zygo Corp. 500                                                         8
                                                                   -----------
                                                                           569

      PAPER & FOREST PRODUCTS 0.8%
      ------------------------------------------------------------------------
      Boise Cascade Corp. 2,800                                             95
      Bowater, Inc. 2,300                                                  110
    o Buckeye Technologies, Inc. 1,200                                      13
      Caraustar Industries, Inc. 1,300                                      15
      Chesapeake Corp. 1,000                                                27
    o CSS Industries, Inc. 600                                              21
      Deltic Timber Corp. 700                                               23
    o Fibermark, Inc. 1,100                                                 11


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Georgia-Pacific Group 10,365                                         300
      Glatfelter 2,200                                                      39
      International Paper Co. 20,804                                       862
      Kimberly-Clark Corp. 24,139                                        1,572
      Longview Fibre Co. 1,800                                              18
      Louisiana-Pacific Corp. 4,800                                         56
    o Lydall, Inc. 1,400                                                    20
      MeadWestvaco Corp. 8,674                                             255
      Pope & Talbot, Inc. 800                                               11
      Potlatch Corp. 1,300                                                  45
      Rayonier, Inc. 1,000                                                  59
      Rock Tennessee Co., Class A 2,000                                     31
    o Smurfit-Stone Container Corp. 10,900                                 177
      Temple-Inland, Inc. 1,900                                            101
      Universal Forest Products, Inc. 1,800                                 45
      Wausau Mosinee Paper Corp. 2,700                                      35
      Weyerhaeuser Co. 8,850                                               527
                                                                   -----------
                                                                         4,468

      PRODUCER GOODS & MANUFACTURING  4.4%
      ------------------------------------------------------------------------
    o Aaon, Inc. 1,050                                                      33
    o Actuant Corp., Class A 1,420                                          62
    o Acuity Brands, Inc. 1,800                                             33
    o Advanced Energy Industries, Inc. 900                                  31
    o Aeroflex, Inc. 2,400                                                  34
      AGCO Corp. 3,262                                                      74
      Alamo Group, Inc. 500                                                  8
    o Albany International Corp., Class A 1,418                             36
    o Alltrista Corp. 1,800                                                 62
    o American Standard Cos., Inc. 3,300                                   247
      Ametek, Inc. 1,600                                                    62
      Applied Industrial Technologies, Inc. 900                             18
      AptarGroup, Inc. 1,700                                                63
    o Astec Industries, Inc. 500                                             9
      Avery Dennison Corp. 5,200                                           333
      AZZ, Inc. 700                                                         14
      Baldor Electric, Co. 1,300                                            31
      Barnes Group, Inc. 700                                                18
    o Blount International, Inc. 1,200                                       4
      Blyth, Inc. 2,300                                                     68
      Briggs & Stratton Corp. 1,500                                         63
    o Capstone Turbine Corp. 2,600                                           8
      Caterpillar, Inc. 15,400                                             841
    o Cognex Corp. 1,900                                                    47
      Columbus Mckinnon Corp. 2,400                                         32
      Cooper Industries, Inc. 4,700                                        206
      Corning, Inc. 38,407                                                 257
    o Cuno, Inc. 1,300                                                      46
    o Daisytek International Corp. 1,700                                    27
      Deere & Co. 9,600                                                    430
      Dover Corp. 8,300                                                    309
    o DT Industries, Inc. 1,200                                              5
      Emerson Electric Co. 19,200                                        1,025
    o Encompass Services Corp. 2,525                                         5
      Federal Signal Corp. 1,800                                            41
    o Flowserve Corp. 1,900                                                 66
      Franklin Electric Co., Inc.  400                                      20
    o Gardner Denver, Inc. 700                                              20
 =(1) General Electric Co. 454,325                                      14,334
      Gorman-Rupp Co. 800                                                   21
      Graco, Inc. 1,450                                                     65
    o Hanover Compressor Co. 3,100                                          58
    o Harbor Global Co. Ltd. 160                                             1
      Hardinge, Inc. 1,800                                                  23
      Harsco Corp. 1,800                                                    77
      Herman Miller, Inc. 3,000                                             73
    o Hexcel Corp. 2,000                                                     9
      HON Industries, Inc. 2,500                                            75
      Honeywell International, Inc. 37,362                               1,370
      Hubbell, Inc., Class B 2,800                                          96
      Hughes Supply, Inc. 1,300                                             54
      IDEX Corp. 1,300                                                      47
      Illinois Tool Works, Inc. 14,150                                   1,020
      Ingersoll-Rand Co., Class A 6,700                                    335
    o Ionics, Inc. 400                                                      12
      JLG Industries, Inc. 1,800                                            30
      Johnson Controls, Inc. 4,200                                         362


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Joy Global, Inc. 1,600                                                26
    o Juno Lighting, Inc. 1,429                                             18
    o Kadant, Inc. 921                                                      15
      Kennametal, Inc. 1,500                                                60
      Knape & Vogt Manufacturing Co. 700                                     9
    o Ladish Co., Inc. 1,300                                                13
      Lennox International, Inc. 2,471                                      37
      Libbey, Inc. 500                                                      20
      Lincoln Electric Holdings, Inc. 1,900                                 54
    o Lone Star Technologies, Inc. 1,700                                    45
    o Magnetek, Inc. 1,500                                                  18
      Manitowoc Co., Inc. 1,300                                             57
      Matthews International Corp., Class A 1,400                           38
      Milacron, Inc. 1,100                                                  15
      Millipore Corp. 2,100                                                 84
    o MSC Industrial Direct Co., Class A 1,500                              32
      Nacco Industries, Inc., Class A 300                                   22
    o Natco Group, Inc., Class A 1,200                                      10
      NN, Inc. 800                                                           9
      Nordson Corp. 1,500                                                   47
    o Nortek, Inc. 1,000                                                    44
    o Oceaneering International, Inc. 1,300                                 34
      Pall Corp. 5,000                                                     104
    o Park Ohio Holdings Corp. 2,600                                        13
      Parker-Hannifin Corp. 5,200                                          260
      Penn Engineering & Manufacturing Corp. 1,000                          20
      Pentair, Inc. 2,100                                                  102
      Precision Castparts Corp. 2,300                                       81
    o Presstek, Inc. 1,100                                                   8
      Regal Beloit 1,200                                                    31
    o Research Frontiers, Inc. 800                                          13
      Robbins & Myers, Inc. 1,400                                           41
      ROHN Industries, Inc. 1,800                                            2
      Roper Industries, Inc. 1,500                                          69
    o Safeguard Scientifics, Inc. 3,300                                      9
      Sauer-Danfoss, Inc. 2,300                                             28
      Snap-On, Inc. 2,500                                                   79
    o SPS Technologies, Inc. 1,200                                          47
      Standex International Corp. 500                                       13
      Steelcase, Inc., Class A 1,000                                        17
      Stewart & Stevenson Services 1,000                                    19
      Tecumseh Products Co., Class A 700                                    36
      Teleflex, Inc. 1,800                                                 102
      Tennant Co. 600                                                       26
    o Terex Corp. 1,200                                                     30
      The Timken Co. 2,500                                                  67
      Trinity Industries, Inc. 1,100                                        26
      U.S. Industries, Inc. 2,000                                            7
    o UCAR International, Inc. 2,100                                        27
    o Ultratech Stepper, Inc. 1,300                                         22
    o Uniroyal Technology Corp. 1,100                                        1
      W.W. Grainger, Inc. 4,500                                            252
      Watsco, Inc. 1,400                                                    25
      Watts Industries, Inc., Class A 1,000                                 18
      Woodward Governor Co. 500                                             34
      X-Rite, Inc. 2,000                                                    18
      York International Corp. 1,800                                        66
    o Zebra Technologies Corp., Class A 1,500                               85
                                                                   -----------
                                                                        25,255

      RAILROAD & SHIPPING 0.4%
      ------------------------------------------------------------------------
      Alexander & Baldwin, Inc. 1,700                                       46
      Burlington Northern Santa Fe Corp. 15,800                            434
      CSX Corp. 9,800                                                      354
      Florida East Coast Industries, Inc., Class A 1,600                    45
      GATX Corp. 2,000                                                      64
    o Genessee & Wyoming, Inc., Class A 1,650                               36
      Greenbrier Cos., Inc. 1,600                                           12
    o Gulfmark Offshore, Inc. 800                                           36
    o Kansas City Southern Industries, Inc. 2,550                           41
      Maritrans, Inc. 1,400                                                 19
      Norfolk Southern Corp. 17,900                                        384
    o OMI Corp. 2,500                                                       11
      Overseas Shipholding Group, Inc. 1,200                                27
    o Railamerica, Inc. 1,466                                               14
    o Transport Corp. of America 1,100                                       8


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Union Pacific Corp. 11,600                                           659
                                                                   -----------
                                                                         2,190

      REAL PROPERTY 1.3%
      ------------------------------------------------------------------------
      Aegis Realty, Inc. 700                                                 8
    o Alexander's, Inc. 200                                                 13
      Alexandria Real Estate Equities, Inc. 500                             23
      AMB Property Corp. 3,300                                              93
      American Land Lease, Inc. 700                                         10
    + American Mortgage Acceptance Corp. 500                                 7
    o American Real Estate Partners L.P. 1,800                              18
    o American Realty Investors, Inc. 1,037                                 10
    o American Retirement Corp. 700                                          2
      AMLI Residential Properties 1,000                                     25
      Amresco Capital Trust, Inc. 1,300                                      2
      Annaly Mortgage Management, Inc. 3,400                                62
      Anthracite Capital, Inc. 2,900                                        33
      Apartment Investment & Management Co., Class A 3,200                 157
      Archstone-Smith Trust 7,885                                          213
      Arden Realty, Inc. 2,700                                              76
      AvalonBay Communities, Inc. 3,200                                    153
    o Avatar Holdings, Inc. 700                                             19
      Bedford Property Investors 900                                        24
      Boston Properties, Inc. 4,400                                        172
      Brandywine Realty Trust 1,000                                         24
      BRE Properties, Class A 1,500                                         49
      Burnham Pacific Property, Inc. 2,400                                   4
      Camden Property Trust 1,300                                           52
      Capital Automotive Corp. 300                                           7
      Capstead Mortgage Corp. 240                                            5
      CarrAmerica Realty Corp. 2,900                                        93
    o Catellus Development Corp. 4,100                                      84
      CBL & Associates Properties 1,200                                     44
      Center Trust, Inc. 2,300                                              13
      Centerpoint Properties Corp. 800                                      44
      Chateau Communities, Inc. 1,300                                       40
      Chelsea Property Group, Inc. 1,000                                    60
      Colonial Properties Trust 500                                         18
      Commercial Net Lease Realty 1,320                                     20
      Consolidated-Tomoka Land Co. 900                                      19
      Cornerstone Realty Income Trust 1,200                                 13
      Corporate Office Properties Trust SBI 1,500                           20
      Correctional Properties Trust 1,600                                   34
   o+ Corrections Corp. of America 1,800                                    31
      Cousins Properties, Inc. 1,500                                        40
      Crescent Real Estate Equity Co. 3,400                                 67
      Developers Diversified Realty Corp. 3,180                             70
   o+ The Dewolfe Cos., Inc. 1,050                                          15
      Duke Realty Corp. 5,490                                              144
      Eastgroup Properties 1,400                                            35
    + Entertainment Properties Trust 700                                    16
      Equity Inns, Inc. 2,700                                               22
      Equity Office Properties Trust 18,238                                522
      Equity One, Inc. 1,600                                                22
      Equity Residential Properties Trust 12,700                           358
      Essex Property Trust, Inc. 600                                        31
      Federal Realty Investment Trust 1,700                                 46
      FelCor Lodging Trust, Inc. 2,200                                      47
      First Industrial Realty Trust 1,600                                   54
      Forest City Enterprises, Inc., Class A  2,700                        104
      Gables Residential Trust 1,500                                        46
      General Growth Properties 2,700                                      123
      Getty Realty Corp. 1,000                                              19
      Glenborough Realty Trust, Inc. 900                                    20
      Glimcher Realty Trust 1,800                                           35
      Golf Trust of America, Inc. L.P. 2,400                                11
      Health Care Property Investors, Inc. 2,324                            95
      Health Care Real Estate Investment Trust, Inc. 700                    20
      Healthcare Realty Trust, Inc. 1,200                                   36
      Highwoods Properties, Inc. 2,300                                      65
      Home Properties of NY, Inc. 500                                       18
      Hospitality Properties Trust 1,900                                    65
      HRPT Properties Trust 4,000                                           35
      Innkeepers USA Trust 1,500                                            17
    o Insignia Financial Group, Inc. 1,700                                  19
      IRT Property Co. 2,400                                                29
      iStar Financial, Inc. 3,890                                          121
      JDN Realty Corp. 1,800                                                23
    o Jones Lang LaSalle, Inc. 2,300                                        51
      JP Realty, Inc. 700                                                   18
      Keystone Property Trust 1,300                                         20


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Kilroy Realty Corp. 1,300                                             37
      Kimco Realty Corp. 4,250                                             136
      Koger Equity, Inc. 700                                                13
      Konover Property Trust, Inc. 1,600                                     3
      Kramont Realty Trust 1,400                                            20
      Liberty Property Trust 3,500                                         112
      LNR Property Corp. 1,200                                              44
      LTC Properties, Inc. 2,800                                            23
      The Macerich Co. 1,500                                                44
      Mack-Cali Realty Corp. 2,400                                          79
      Manufactured Home Communities, Inc. 1,000                             34
      Mid-America Apartment Communities, Inc. 500                           13
      The Mills Corp. 1,200                                                 33
      National Golf Properties, Inc. 800                                     6
      National Health Investors, Inc. 1,100                                 17
      Nationwide Health Properties, Inc. 1,100                              20
      New Plan Excel Realty Trust 4,000                                     78
      Newhall Land & Farming Co. L.P. 1,500                                 48
      Omega Healthcare Investors, Inc. 2,784                                17
      Pan Pacific Retail Properties, Inc. 900                               29
      Parkway Properties, Inc. 500                                          18
      The Plum Creek Timber Co., Inc. 8,547                                260
      PMC Commercial Trust 1,500                                            21
      Post Properties, Inc. 1,700                                           58
      Prentiss Properties Trust 1,700                                       52
    o Price Legacy Corp. 242                                                 1
      Prologis Trust 7,900                                                 175
      PS Business Parks, Inc. 1,000                                         36
      Public Storage, Inc. 5,400                                           205
      RAIT Investment Trust 1,300                                           27
      Ramco-Gershenson Properties 1,400                                     26
      Realty Income Corp. 1,300                                             44
      Reckson Associates Realty Corp. 1,700                                 41
      Regency Centers Corp. 1,700                                           50
      RFS Hotel Investors, Inc. 1,100                                       17
      The Rouse Co. 4,000                                                  129
      Saul Centers, Inc. 1,100                                              26
    o Security Capital Group, Inc., Class B 3,800                           98
      Senior Housing Properties Trust 950                                   14
      Shurgard Storage Centers, Inc., Class A 1,500                         53
      Simon Property Group, Inc. 7,400                                     250
      SL Green Realty Corp. 1,200                                           42
      Sovran Self Storage, Inc. 800                                         25
      The St. Joe Co. 3,800                                                117
      Summit Properties, Inc. 1,300                                         30
      Sun Communities, Inc. 1,000                                           41
      Tanger Factory Outlet Centers 800                                     21
    o Taragon Realty Investors, Inc. 1,573                                  22
      Taubman Centers, Inc. 1,600                                           24
      Thornburg Mortgage, Inc. 1,500                                        32
    o Trammell Crow Co. 1,300                                               18
      Transcontinental Realty Investment 700                                12
      United Dominion Realty Trust 4,100                                    68
    + United Mobile Homes, Inc. 100                                          1
      Universal Health Realty Income 900                                    22
      Ventas, Inc. 2,500                                                    34
      Vornado Realty Trust 4,800                                           212
      W.P. Carey & Co. LLC 1,600                                            37
      Washington Real Estate Investment Trust 1,100                         31
      Weingarten Realty Investment 1,650                                    59
    o Wellsford Real Properties, Inc. 1,400                                 31
                                                                   -----------
                                                                         7,559

      RETAIL 6.7%
      ------------------------------------------------------------------------
    o 7-Eleven, Inc. 5,000                                                  46
    o 99 Cents Only Stores 3,066                                            95
    o A.C. Moore Arts & Crafts, Inc. 1,700                                  78
      Albertson's, Inc. 17,968                                             603
    o Alloy, Inc. 3,100                                                     39
    o Amazon.com, Inc. 37,200                                              621
    o American Eagle Outfitters, Inc. 2,950                                 75
    o AnnTaylor Stores Corp. 1,300                                          57
    o Arden Group, Inc., Class A 600                                        39
    o AutoZone, Inc. 8,900                                                 676
    o Barnes & Noble, Inc. 3,100                                            94
    o Bed, Bath & Beyond, Inc. 13,000                                      483
    o Best Buy Co., Inc. 9,100                                             677
    o Big Lots, Inc. 4,400                                                  68
    o BJ's Wholesale Club, Inc. 3,100                                      138


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Blair Corp. 500                                                       12
      Blockbuster, Inc., Class A 1,900                                      54
    o Borders Group, Inc. 3,900                                             91
   o+ Brookstone, Inc. 1,300                                                22
      Burlington Coat Factory Warehouse Corp. 1,500                         34
      Casey's General Stores, Inc.  2,600                                   34
      Cash America International, Inc. 2,500                                25
      The Cato Corp., Class A 1,200                                         31
    o Central Garden & Pet Co. 1,700                                        20
    o Charming Shoppes, Inc. 3,700                                          32
      Circuit City Stores-Circuit City Group 12,500                        270
      Claire's Stores, Inc. 1,800                                           39
    o Coldwater Creek, Inc. 700                                             15
    o Cole National Corp. 1,300                                             25
    o Cost Plus, Inc. 700                                                   21
    o Costco Wholesale Corp. 19,600                                        788
      CVS Corp. 15,500                                                     519
      DEB Shops, Inc. 1,600                                                 48
    o DGSE Cos., Inc. 700                                                    1
      Dillards, Inc., Class A 4,000                                         98
      Dollar General Corp. 17,575                                          277
    o Dollar Tree Stores, Inc. 5,150                                       196
    o Duane Reade, Inc. 700                                                 22
    o Duckwall-ALCO Stores, Inc. 1,800                                      25
    o Enesco Group, Inc. 1,100                                               8
      Family Dollar Stores, Inc. 7,700                                     266
    o Federated Department Stores, Inc. 14,100                             560
   o+ The Finish Line, Inc., Class A 1,800                                  37
      Fred's, Inc., Class A 2,175                                           85
      The Gap, Inc. 31,400                                                 443
      Great Atlantic & Pacific Tea Co., Inc. 2,200                          56
    o Guitar Center, Inc. 1,700                                             34
      Hancock Fabrics, Inc. 2,500                                           45
      Home Depot, Inc. 104,300                                           4,836
    o HOT Topic, Inc. 1,200                                                 27
    o Insight Enterprises, Inc. 2,150                                       56
    o Intertan, Inc. 1,050                                                  13
      J.C. Penney Co., Inc. Holding Co. 11,700                             254
    o Kohl's Corp. 15,000                                                1,106
    o Kroger Co. 34,800                                                    792
    o Lands' End, Inc. 1,300                                                65
      Lillian Vernon Corp. 500                                               4
      The Limited, Inc. 43,144                                             827
      Longs Drug Stores Corp. 1,800                                         54
      Lowe's Cos., Inc. 34,400                                           1,455
      May Department Stores Co. 13,500                                     468
    o Michaels Stores, Inc. 2,900                                          117
    o The Neiman Marcus Group, Inc., Class A 1,700                          62
    o The Neiman Marcus Group, Inc., Class B 451                            16
    o Nobel Learning Communities, Inc. 500                                   3
      Nordstrom, Inc. 5,800                                                136
    o Office Depot, Inc. 13,500                                            258
    o OfficeMax, Inc. 2,700                                                 17
   o+ Party City Corp. 1,300                                                20
    o Pathmark Stores, Inc. 1,400                                           31
    o Payless Shoesource, Inc. 802                                          47
    o PC Connection, Inc. 3,000                                             30
      Pep Boys-Manny, Moe, & Jack 2,500                                     48
    o PETsMART, Inc. 4,700                                                  71
      Pier 1 Imports, Inc. 3,900                                            93
    o Pricesmart, Inc. 200                                                   8
      RadioShack Corp. 8,100                                               253
    o Rite Aid Corp. 19,900                                                 63
      Ross Stores, Inc. 3,400                                              138
      Ruddick Corp. 3,100                                                   53
    o Safeway, Inc. 21,900                                                 919
    o Saks, Inc. 6,200                                                      92
    o School Specialty, Inc. 1,600                                          45
      Sears, Roebuck & Co. 18,200                                          960
    o ShopKo Stores, Inc. 3,400                                             71
    o Smart & Final, Inc. 2,700                                             25
    o Smith & Wollensky Restaurant Group, Inc. 900                           5
      Spiegel, Inc., Class A 5,000                                           7
   o+ Stage Stores, Inc. 800                                                26
    o Staples, Inc. 20,400                                                 407
      Target Corp. 40,500                                                1,768
      Tiffany & Co., Inc. 6,500                                            258
      TJX Cos., Inc. 11,700                                                510
    o Toys 'R' Us, Inc. 8,300                                              143


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o Tractor Supply Co. 1,000                                              55
      Unifirst Corp. 1,900                                                  52
    o United Stationers, Inc. 1,400                                         55
    o Value City Department Stores, Inc. 700                                 3
  (4) Wal-Mart Stores, Inc. 200,200                                     11,183
      Walgreen Co. 42,100                                                1,590
      Weis Markets, Inc. 1,700                                              53
    o West Marine, Inc. 1,100                                               24
    o Whitehall Jewellers, Inc. 1,800                                       35
    o Williams-Sonoma, Inc. 2,600                                          150
   o+ Winmark Corp. 1,200                                                   12
      Winn-Dixie Stores, Inc. 6,000                                        104
    o Zale Corp. 2,400                                                      95
                                                                   -----------
                                                                        38,090

      STEEL 0.1%
      ------------------------------------------------------------------------
      AK Steel Holding Corp. 4,027                                          49
      Allegheny Technologies, Inc. 3,650                                    62
    o Atchison Casting Corp. 900                                             1
    o Bethlehem Steel Corp. 2,884                                            1
      Carpenter Technology Corp. 900                                        24
    o Gibraltar Steel Corp. 1,200                                           28
      Intermet Corp. 1,100                                                  12
    o Material Sciences Corp. 2,000                                         23
    o Maverick Tube Corp. 1,000                                             18
   o+ Northwest Pipe Co. 800                                                14
    o NS Group, Inc. 1,800                                                  18
      Nucor Corp. 3,000                                                    175
      Quanex Corp. 1,500                                                    54
      Roanoke Electric Steel Corp. 800                                      12
      Ryerson Tull, Inc. 1,600                                              19
    + Schnitzer Steel Industries, Inc., Class A 1,500                       30
    o Shaw Group, Inc. 2,000                                                61
    o Steel Dynamics, Inc. 1,700                                            30
      Steel Technologies, Inc. 700                                           7
      United States Steel Corp. 3,300                                       60
      Valmont Industries, Inc. 1,400                                        29
      Worthington Industries, Inc. 3,700                                    55
                                                                   -----------
                                                                           782

      TELEPHONE 3.6%
      ------------------------------------------------------------------------
    o ACT Teleconferencing, Inc. 1,100                                       6
    o Adtran, Inc. 1,600                                                    40
    o Advanced Switching Communications, Inc. 1,800                          2
    o Airgate PCS, Inc. 300                                                  4
    o Alamosa Holdings, Inc. 3,700                                          19
    o Alaska Communications Systems Group, Inc. 2,700                       17
    o Allegiance Telecom, Inc. 4,450                                         9
      Alltel Corp. 14,935                                                  739
    o Applied Innovation, Inc. 1,100                                         5
    + Applied Signal Technology, Inc. 2,300                                 22
      AT&T Corp. 159,706                                                 2,095
    o AT&T Latin America Corp., Class A 2,100                                3
    o AT&T Wireless Services, Inc. 111,734                               1,000
      Atlantic Tele-Network, Inc. 800                                       11
    o Avaya, Inc. 11,385                                                    70
      BellSouth Corp. 86,450                                             2,624
    o Boston Communications Group 1,900                                     19
    o Broadwing, Inc. 8,568                                                 57
    o Carrier Access Corp. 2,000                                             6
    o Centennial Communications Corp. 3,500                                 10
    o Centillium Communications, Inc. 1,000                                 12
      CenturyTel, Inc. 7,000                                               194
    o Choice One Communications, Inc. 1,400                                  2
    o Citizens Communications Co. 11,500                                   107
    o ClearOne Communications, Inc. 1,000                                   16
    o Commonwealth Telephone Enterprises, Inc. 1,700                        64
      Conestoga Enterprise, Inc. 1,000                                      32
    o Copper Mountain Networks, Inc. 2,000                                   1
    o CoSine Communications, Inc. 7,300                                      5
    o Crown Castle International Corp. 8,900                                65
      CT Communications, Inc. 1,000                                         14
      D&E Communications, Inc. 1,400                                        25
    o Ditech Communications Corp. 1,600                                      5
    o Dobson Communications Corp., Class A 3,100                             6
    o Equinix, Inc. 2,100                                                    1


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o First Virtual Communications, Inc. 1,200                               1
    o General Communication, Inc., Class A 1,900                            19
   *o Genesys SA 536                                                         3
    o Globecomm Systems, Inc. 500                                            3
    o Goamerica, Inc. 1,800                                                  1
      Hickory Tech Corp. 1,100                                              18
    o IDT Corp., Class B 700                                                12
    o Inet Technologies, Inc. 2,200                                         19
    o Integrated Telecom Express, Inc. 1,800                                 3
    o Intelidata Technologies Corp. 900                                      2
      Inter-Tel, Inc. 3,100                                                 64
    o Interdigital Communications Corp. 2,000                               23
    o Intrado, Inc. 1,100                                                   20
    o ITXC Corp. 1,600                                                       8
    o Leap Wireless International, Inc. 1,500                               11
    o Level 3 Communications, Inc. 13,900                                   57
    o Lexar Media, Inc. 1,400                                                4
    o Lexent, Inc. 1,000                                                     3
    o Lexicon Genetics, Inc. 1,900                                          15
    o Liberty Satellite & Technology, Inc., Class A 190                      1
    o Mastec, Inc. 1,850                                                    14
    o MCK Communications, Inc. 1,600                                         2
    o McLeodUSA, Inc., Class A 21,892                                        1
    o Metro One Telecommunications Corp. 1,400                              25
    o Neon Communications, Inc. 1,700                                        1
    o Net2Phone, Inc. 1,600                                                  8
    o Next Level Communications, Inc. 2,400                                  2
    o Nextel Communications, Inc., Class A 29,600                          163
    o Nextel Partners, Inc., Class A 6,700                                  34
    o NMS Communications Corp. 1,500                                         5
      Nortel Networks Corp. 3,385                                           12
      North Pittsburgh Systems, Inc. 1,000                                  17
    o Novatel Wireless, Inc. 2,400                                           1
    o NTELOS, Inc. 700                                                       2
    o NTL, Inc. 11,194                                                       1
    o Nucentrix Broadband Networks, Inc. 2,100                              12
    o Openwave Systems, Inc. 8,315                                          48
    o Optical Cable Corp. 1,800                                              1
    o Pac-West Telecomm, Inc. 1,900                                          1
    o Peco II, Inc. 1,200                                                    6
    o Pegasus Communications Corp. 1,600                                     3
    o Qwest Communications International, Inc. 68,237                      343
    o RCN Corp. 2,300                                                        3
    o SBA Communications Corp. 1,300                                         4
      SBC Communications, Inc. 154,312                                   4,793
      Scientific-Atlanta, Inc. 12,600                                      252
    o Somera Communications, Inc. 1,900                                     14
    o Spectrasite Holdings, Inc. 4,400                                       2
      Sprint Corp. (FON Group) 40,800                                      647
    o Sprint Corp. (PCS Group) 42,100                                      472
    o Telecommunication Systems, Inc., Class A 1,300                         4
      Telephone & Data Systems, Inc. 3,300                                 284
    o Tellium, Inc. 4,000                                                    9
    o Telular Corp. 1,600                                                    8
    o Time Warner Telecom, Inc., Class A 2,000                               8
    o Triton PCS Holdings, Inc., Class A 2,400                              19
    o Turnstone Systems, Inc. 1,600                                          6
    o Tut Systems, Inc. 1,100                                                2
    o U.S. Cellular Corp. 3,600                                            142
    o Ubiquitel, Inc. 3,200                                                  6
    o US LEC Corp., Class A 1,000                                            3
    o US Unwired, Inc., Class A  600                                         4
    o Utstarcom, Inc. 2,600                                                 64
      Verizon Communications, Inc. 122,512                               4,914
      Warwick Valley Telephone Co. 200                                      12
    o West Corp. 2,900                                                      81
    o Westell Technologies, Inc., Class A 2,560                              4
    o Williams Communications Group, Inc. 19,769                             1


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

    o WJ Communications, Inc. 2,300                                          6
      WorldCom, Inc.-- MCI Group 4,727                                      18
    o WorldCom, Inc.-- WorldCom Group 125,862                              312
    o XO Communications, Inc., Class A 8,601                                 1
                                                                   -----------
                                                                        20,391

      TOBACCO 1.1%
      ------------------------------------------------------------------------
      Philip Morris Cos., Inc. 99,200                                    5,399
      R.J. Reynolds Tobacco Holdings, Inc. 4,832                           334
      Schweitzer-Mauduit International, Inc. 800                            23
      Standard Commercial Corp. 1,100                                       23
      Universal Corp. 1,800                                                 77
      UST, Inc. 7,700                                                      306
                                                                   -----------
                                                                         6,162

      TRAVEL & RECREATION 0.9%
      ------------------------------------------------------------------------
    o Alliance Gaming Corp. 3,000                                           45
   o+ Alpha Hospitality Corp. 500                                            6
    o Ambassadors Group, Inc. 1,700                                         26
    o AMERCO, Inc. 900                                                      16
    o American Classic Voyages Co. 900                                      --
    o Ameristar Casinos, Inc. 1,700                                         53
    o Argosy Gaming Co. 1,600                                               58
    o Aztar Corp. 1,900                                                     44
    o Bally Total Fitness Holding Corp. 1,300                               28
    o Boca Resorts, Inc., Class A 1,800                                     25
      Brunswick Corp. 3,700                                                104
      Callaway Golf Co. 3,600                                               63
      Carnival Corp. 26,400                                                879
      Central Parking Corp. 1,600                                           42
    o Choice Hotels International, Inc. 2,400                               63
    o Crestline Capital Corp. 800                                           27
    o Dollar Thrifty Automotive Group, Inc. 1,000                           24
      Dover Downs Gaming & Entertainment, Inc. 980                          11
   o+ Escalade, Inc. 1,500                                                  32
    o Extended Stay America, Inc. 3,800                                     63
    o Harrah's Entertainment, Inc. 5,100                                   251
      Hilton Hotels Corp. 16,126                                           264
    o Hollywood Casino Corp., Class A  1,100                                17
      Host Marriott Corp. 11,500                                           137
    o Hotels.com, Class A 1,800                                            113
    o K2, Inc. 1,700                                                        14
    o Lakes Gaming, Inc. 900                                                 7
    o Mandalay Resort Group 3,400                                          122
    o MarineMax, Inc. 800                                                   11
      Marriott International, Inc., Class A 10,400                         457
      Meristar Hospitality Corp. 2,200                                      39
    o MGM Mirage, Inc. 7,400                                               297
    o MTR Gaming Group, Inc. 2,300                                          39
    o Multimedia Games, Inc. 750                                            21
    o Navigant International, Inc. 1,300                                    22
    o Park Place Entertainment Corp. 13,900                                171
    o Prime Hospitality Corp. 1,800                                         23
    o ResortQuest International, Inc. 3,000                                 24
      Royal Caribbean Cruises Ltd. 7,800                                   184
    o Sabre Holdings Corp. 8,501                                           395
    o Scientific Games Corp., Class A 700                                    7
    o Shuffle Master, Inc. 1,250                                            29
    o Six Flags, Inc. 3,500                                                 64
    o Speedway Motorsports, Inc. 1,800                                      54
    o The Sports Authority, Inc. 1,000                                      13
      Starwood Hotels & Resorts Worldwide, Inc. 8,730                      330
    o Station Casinos, Inc. 2,650                                           49
    o Suburban Lodges of America, Inc. 2,200                                19
    o Trendwest Resorts, Inc. 2,375                                         58
    o Vail Resorts, Inc. 1,300                                              25
    o WMS Industries, Inc. 1,500                                            24
                                                                   -----------
                                                                         4,889

      TRUCKING & FREIGHT 0.2%
      ------------------------------------------------------------------------
    o Arkansas Best Corp. 1,100                                             27
      C.H. Robinson Worldwide, Inc. 3,800                                  120
      CNF, Inc. 2,000                                                       63
    o Consolidated Freightways Corp. 2,700                                   9


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Expeditores International of Washington, Inc. 2,400                  139
    o Forward Air Corp. 1,100                                               30
    o Heartland Express, Inc. 1,971                                         39
    o HUB Group, Inc., Class A 1,000                                        11
    o J.B. Hunt Transport Services, Inc. 2,000                              52
    o Kirby Corp. 1,300                                                     36
    o Knight Transportation, Inc. 1,800                                     36
    o Landair Corp. 500                                                      8
    o Landstar Systems, Inc. 400                                            39
    o Old Dominion Freight Line 1,200                                       17
      Paccar, Inc. 3,600                                                   257
    o PAM Transportation Services, Inc. 500                                 13
      Roadway Corp. 1,100                                                   34
      Ryder Systems, Inc. 2,700                                             77
    o Swift Transportation Co., Inc. 3,970                                  77
      USFreightways Corp. 1,300                                             43
      Wabash National Corp. 1,100                                           11
      Werner Enterprises, Inc. 2,666                                        47
    o Yellow Corp. 1,200                                                    32
                                                                   -----------
                                                                         1,217

      UTILITIES: ELECTRIC & GAS  3.3%
      ------------------------------------------------------------------------
    o AES Corp. 21,596                                                     173
      AGL Resources, Inc. 2,300                                             55
      Allegheny Energy, Inc. 6,000                                         252
      Allete, Inc. 4,200                                                   128
      Alliant Energy Corp. 4,300                                           121
      Ameren Corp. 6,600                                                   276
      American Electric Power Co., Inc. 14,620                             670
      American States Water Co. 1,300                                       51
      American Water Works Co., Inc. 4,500                                 197
      Aquila, Inc. 6,271                                                   101
    + Artesian Resources Corp., Class A 200                                  7
      Atmos Energy Corp. 1,800                                              43
      Avista Corp. 2,800                                                    45
    o Baycorp Holdings Ltd. 100                                              1
      Birmingham Utilities, Inc. 200                                         4
      Black Hills Corp. 1,400                                               49
      California Water Service Group 300                                     7
    o Calpine Corp. 12,300                                                 135
      Cascade Natural Gas Corp. 1,000                                       22
      Central Vermont Public Service Corp. 200                               4
      CH Energy Group, Inc. 900                                             46
    + Chesapeake Utilities Corp. 700                                        14
      Cinergy Corp. 7,300                                                  259
      Cleco Corp. 2,100                                                     52
      CMS Energy Corp. 5,000                                                97
      Conectiv, Inc. 3,800                                                  95
      Connecticut Water Services, Inc. 450                                  13
      Consolidated Edison, Inc. 10,300                                     449
      Constellation Energy Group, Inc. 7,300                               233
      Delta Natural Gas Co., Inc. 1,000                                     22
      Dominion Resources, Inc. 11,910                                      791
      DPL, Inc. 5,452                                                      142
      DQE, Inc. 2,400                                                       47
      DTE Energy Co. 7,301                                                 331
      Duke Energy Corp. 37,400                                           1,434
      Dynegy, Inc., Class A 14,762                                         266
      Edison International 15,200                                          276
      El Paso Corp. 23,087                                                 923
    o El Paso Electric Co. 2,800                                            44
      Empire District Electric Co. 300                                       6
      Energen Corp. 1,600                                                   45
      Energy East Corp. 5,394                                              119
      EnergySouth, Inc. 1,100                                               32
      Entergy Corp. 10,400                                                 483
      Equitable Resources, Inc. 3,400                                      122
      Exelon Corp. 14,637                                                  795
      FirstEnergy Corp. 13,417                                             447
      Florida Public Utilites Co. 800                                       16
      FPL Group, Inc. 8,200                                                521
      Great Plains Energy, Inc. 3,000                                       70
      Green Mountain Power Corp. 300                                         6
      Hawaiian Electric Industries, Inc. 1,600                              76
      Idacorp, Inc. 1,700                                                   64
      KeySpan Corp. 6,400                                                  226
      Kinder Morgan, Inc. 5,900                                            286
      Madison Gas & Electric Co. 400                                        11
      Maine Public Service Co. 100                                           3
      MDU Resources Group, Inc. 2,800                                       82


See the Financial Notes, which are integral to this information.

                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                ($ x 1,000)

      Middlesex Water Co. 1,050                                             26
    o Mirant Corp. 20,206                                                  244
      National Fuel Gas Co. 3,300                                           79
      New Jersey Resources Corp. 1,650                                      53
      NICOR, Inc. 2,000                                                     94
      NiSource, Inc. 8,364                                                 185
      Northeast Utilities 5,624                                            112
      Northwest Natural Gas Co. 1,200                                       34
      Northwestern Corp. 2,100                                              43
    o NRG Energy, Inc. 2,000                                                25
      NSTAR 2,367                                                          108
      NUI Corp. 300                                                          8
      OGE Energy Corp. 3,500                                                83
      ONEOK, Inc. 2,400                                                     52
      Otter Tail Corp. 1,100                                                37
      Peoples Energy Corp. 1,700                                            66
      PG&E Corp. 16,900                                                    397
      Philadelphia Suburban Corp. 2,937                                     71
      Piedmont Natural Gas Co., Inc. 1,600                                  60
      Pinnacle West Capital Corp. 3,800                                    167
    o Plug Power, Inc. 1,900                                                20
      PNM Resources, Inc. 2,000                                             58
      Potomac Electric Power Co. 5,000                                     114
      PPL Corp. 6,700                                                      255
      Progress Energy, Inc. 10,159                                         527
      Public Service Enterprise Group, Inc. 9,400                          436
      Puget Energy, Inc. 4,500                                              93
      Questar Corp. 3,300                                                   92
      Reliant Energy, Inc. 13,600                                          345
    o Reliant Resources, Inc. 1,900                                         29
    o Republic Services, Inc. 7,000                                        139
      RGS Energy Group, Inc. 1,600                                          63
      Scana Corp. 4,905                                                    157
      Sempra Energy 9,275                                                  237
      Sierra Pacific Resources 4,476                                        32
      SJW Corp. 700                                                         59
      South Jersey Industries 1,200                                         43
      Southern Co. 31,300                                                  887
    o Southern Union Co. 1,969                                              34
      Southwest Gas Corp. 1,100                                             27
      Teco Energy, Inc. 5,600                                              156
    o Tuesday Morning Corp. 2,500                                           67
      TXU Corp. 12,100                                                     658
    o U.S. Energy Systems, Inc. 600                                          2
      UGI Corp. 1,400                                                       44
      UIL Holdings Corp. 1,200                                              68
      Unisource Energy Corp. Holding Co. 2,100                              42
      Vectren Corp. 2,466                                                   61
    o Veritas DGC, Inc. 1,800                                               33
    o Waste Connections, Inc. 1,000                                         35
      Western Resources, Inc. 2,800                                         49
      WGL Holdings, Inc. 2,000                                              54
      Williams Cos., Inc. 22,060                                           421
      Wisconsin Energy Corp. 5,500                                         143
      WPS Resources Corp. 1,400                                             58
      XCEL Energy, Inc. 16,195                                             412
                                                                   -----------
                                                                        19,179
      PREFERRED STOCK
      0.0% of investments

      REAL PROPERTY 0.0%
      ------------------------------------------------------------------------
   o+ Commercial Net Lease Realty 147                                        4

      SHORT TERM INVESTMENT
      0.9% of investments

      Provident Institutional
      TempFund 5,081,113                                                 5,081

      U.S. TREASURY OBLIGATIONS
      0.0% of investments

      SECURITY RATE, MATURITY DATE                    FACE VALUE
                                                     ($ x 1,000)

    = U.S. Treasury Bills, 1.80%-1.81%, 6/20/02              310           309


END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.



See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.

ASSETS
-----------------------------------------------------------------
Investments, at market value (including $152,309
  of securities of loan)                                 $574,165 a
Collateral held for securities on loan                    156,948
Receivables:
 Fund shares sold                                           1,301
 Interest                                                       7
 Dividends                                                    376
 Investments sold                                               7
 Most recent daily change in value of futures                  75
 Income from securities lending                                26
Prepaid expenses                                      +        51
                                                      -----------
TOTAL ASSETS                                              732,956

LIABILITIES
-----------------------------------------------------------------
Collateral held for securities on loan                    156,948
Payables:
 Fund shares redeemed                                         543
 Investments bought                                         1,627
 Investment adviser and administrator fees                      4
 Transfer agent and shareholder service fees                    7
Accrued expenses                                      +        73
                                                      -----------
TOTAL LIABILITIES                                         159,202

NET ASSETS
-----------------------------------------------------------------
TOTAL ASSETS                                              732,956
TOTAL LIABILITIES                                     -   159,202
                                                      -----------
NET ASSETS                                               $573,754

NET ASSETS BY SOURCE
Capital received from investors                           666,577
Net investment income not yet distributed                   1,768
Net realized capital losses                                (8,743)
Net unrealized capital losses                             (85,848) b


NET ASSET VALUE (NAV)

                                             (DIVIDED        SHARES
SHARE CLASS                   NET ASSETS        BY)        OUTSTANDING       =     NAV
Investor Shares               $275,976                     15,881                  $17.38
Select Shares(R)              $297,778                     17,119                  $17.39



a The fund paid $660,040 for these securities. Not counting short-term obligations and government securities, the fund paid $71,943 for securities during the report period and received $3,890 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had six open S&P 500 futures contracts due to expire on June 21, 2002, with a contract value of $1,616 and unrealized losses of $72 and eleven open Russell 2000 futures contracts due to expire on June 21, 2002, with a contract value of $2,812 and unrealized gains of $99.

FEDERAL TAX DATA
-----------------------------------------------------
COST BASIS OF PORTFOLIO                     $ 660,444
NET UNREALIZED GAINS AND LOSSES:
Gains                                       $  75,537
Losses                                   +   (161,789)
                                         ------------
                                             ($86,252)

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                           Loss amount
  2007                                       $   18
  2008                                        3,413
  2009                                        2,000

See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002; unaudited. All numbers x 1,000.


INVESTMENT INCOME
------------------------------------------------------------

Dividends                                            $ 3,529  a
Interest                                                  43
Lending of securities                             +      264
                                                  ----------
TOTAL INVESTMENT INCOME                                3,836

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------
Net realized losses on investments sold               (3,405)
Net realized gains on futures contracts           +      324
                                                  ----------
NET REALIZED LOSSES                                   (3,081)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------
Net unrealized gains on investments                   25,052
Net unrealized losses on futures contracts        +      (24)
                                                  ----------
NET UNREALIZED GAINS                                  25,028

EXPENSES
------------------------------------------------------------
Investment adviser and administrator fees                798  b
Transfer agent and shareholder service fees:
 Investor Shares                                         325  c
 Select Shares(R)                                        143  c
Trustees' fees                                             5  d
Custodian fees                                            52
Portfolio accounting fees                                 45
Professional fees                                         17
Registration fees                                         45
Shareholder reports                                       30
Other expenses                                    +       15
                                                  ----------
Total expenses                                         1,475
Expense reduction                                 -      570  e
                                                  ----------
NET EXPENSES                                             905

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------
TOTAL INVESTMENT INCOME                                3,836
NET EXPENSES                                      -      905
                                                  ----------
NET INVESTMENT INCOME                                  2,931
NET REALIZED LOSSES                                   (3,081) f
NET UNREALIZED GAINS                              +   25,028  f
                                                  ----------
INCREASE IN NET ASSETS FROM OPERATIONS               $24,878

a  An additional $1 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class.

d  For the Fund's independent trustees only.

e Includes $544 from the investment adviser (CSIM) and $26 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2003, as follows:

                   % OF AVERAGE
SHARE CLASS       DAILY NET ASSETS
----------------------------------
Investor Shares       0.40
Select Shares         0.27

This limit does not include interest, taxes and certain non-routine expenses.

f  These add up to a net gain on investments of $21,947.


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL STOCK MARKET INDEX FUND(R) -- FINANCIALS


Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/01-4/30/02 are unaudited.

OPERATIONS
--------------------------------------------------------------------------
                                            11/1/01-4/30/02   11/1/00-10/31/01
Net investment income                               $ 2,931      $ 4,761
Net realized losses                                  (3,081)      (2,243)
Net unrealized gains or losses                   +   25,028       (141,219)
                                                 -------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                      24,878       (138,701)

DISTRIBUTIONS PAID
------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                       2,256        1,518
Select Shares(R)                                  +   2,809        2,204
                                                  ----------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME           $5,065       $3,722

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------------
                                   11/1/01-4/30/02                 11/1/00-10/31/01
                                QUANTITY        VALUE             QUANTITY       VALUE
SHARES SOLD:
  Investor Shares                 3,840        $ 68,700           6,466        $122,218
  Select Shares                +  3,081          55,002           7,360         138,162
                               --------------------------------------------------------
TOTAL SHARES SOLD                 6,921        $123,702          13,826        $260,380

SHARES REINVESTED:
  Investor Shares                   120        $  2,114              70        $  1,427
  Select Shares                +    139           2,439              96           1,946
                               --------------------------------------------------------
TOTAL SHARES REINVESTED             259        $  4,553             166        $  3,373

SHARES REDEEMED:
  Investor Shares                 1,576        $ 28,116           2,716        $ 51,022
  Select Shares                +  1,564          27,968           3,642          68,490
                               --------------------------------------------------------
TOTAL SHARES REDEEMED             3,140        $ 56,084           6,358        $119,512  a

NET INCREASE                      4,040          72,171           7,634        $144,241  b


SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------------
                                    11/1/01-4/30/02                   11/1/00-10/31/01
                                 SHARES       NET ASSETS         SHARES        NET ASSETS
Beginning of period              28,960        $481,770          21,326        $479,952
Total increase                 +  4,040          91,984           7,634           1,818  c
                               --------------------------------------------------------
END OF PERIOD                    33,000        $573,754          28,960        $481,770  d

a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

    CURRENT PERIOD
    Investor Shares             $ 25
    Select Shares            +    18
                             -------
    TOTAL                       $ 43
    PRIOR PERIOD
    Investor Shares             $ 46
    Select Shares            +    54
                             -------
    Total                       $100



b   Represents shares sold plus shares reinvested, minus shares redeemed.

c Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of trans- actions in fund shares, minus distributions paid.

d Includes net investment income not yet distributed in the amount of $1,768 and $3,902 at the end of the current period and the prior period, respectively.


See the Financial Notes, which are integral to this information.

SCHWAB

INTERNATIONAL INDEX
FUND(R)

     For long-term
     investors who are
     interested in the
     potential rewards
     of international
     investing and who
     are prepared for
     the additional risks,
     this fund could be
     worth considering.

[PHOTO OF GERI HOM AND LARRY MANO]

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

TICKER SYMBOLS
INVESTOR SHARES         SWINX
SELECT SHARES(R)        SWISX

[GRAPHIC]

                  INVESTMENT STYLE 1
MARKET CAP 1    VALUE   BLEND   GROWTH
LARGE            / /     /X/      / /
MEDIUM           / /     / /      / /
SMALL            / /     / /      / /


THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE SCHWAB INTERNATIONAL
INDEX.(R)


MANAGERS' PERSPECTIVE

INTERNATIONAL STOCKS WERE ONE OF THE FEW BRIGHT SPOTS FOR INVESTORS DURING A REPORT PERIOD THAT SAW DOMESTIC EQUITY MARKETS STRUGGLE. However, uncertainty over the continued unrest in the Middle East, which has been a factor mainly in the U.S., now appears to be affecting international equities too.

MONETARY POLICY MAKERS IN ENGLAND AND EUROPE FOLLOWED THE LEAD OF THE U.S. FEDERAL RESERVE AND LOWERED INTEREST RATES IN AN ATTEMPT TO RE-IGNITE GROWTH IN THEIR ECONOMIES. As of the end of the report period, it appeared that economic recoveries were underway in the U.S. as well as in Germany, France and Japan, where exports have increased. Strong export reports from major Japanese companies, such as Honda, Sony and NEC, 2 also suggest that the worst is over and that prospects for the world economy are improving.

FOR THE REPORT PERIOD, THE BEST-PERFORMING COUNTRIES WERE SINGAPORE, AUSTRALIA, HONG KONG AND GERMANY, while the worst performers were Denmark and Sweden. The best global stocks were materials, consumer staples and consumer discretionary, while telecom services, utilities and health care struggled.

For the report period, both share classes of the fund tracked the fund's benchmark index, the Schwab International Index. However, both the fund and its benchmark slightly trailed the MSCI-EAFE Index.


    International and global securities can involve risks such as political and economic instability and currency risk.

1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500(R) Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 4/30/02, which may have changed since then, and is not a precise indication of risk or performance--past, present or future.

2 Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the report date.

SCHWAB INTERNATIONAL INDEX FUND(R)

PERFORMANCE: INVESTOR SHARES

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund's Investor Shares with the Schwab International Index(R) and the Morningstar Foreign Stock Fund category.

[BAR CHART]

                                                SCHWAB          PEER
                                INVESTOR     INTERNATIONAL     GROUP
                                SHARES 1         INDEX        AVERAGE 2
                                --------     -------------    ---------
6 MONTHS 3
  Pre-Tax Total Return 4         5.03%           5.36%         7.44%
  AFTER-TAX RETURNS: 5
    - Pre-Liquidation            4.57%             --            --
    - Post-Liquidation           3.07%             --            --
1 YEAR
  Pre-Tax Total Return 4       (15.00%)        (14.64%)      (12.71%)
  AFTER-TAX RETURNS: 5
    - Pre-Liquidation          (15.37%)            --        (14.79%)
    - Post-Liquidation          (9.22%)            --            --
5 YEARS
  Pre-Tax Total Return 4         1.41%           1.79%         2.38%
  AFTER-TAX RETURNS: 5
    - Pre-Liquidation            0.97%             --          0.58%
    - Post-Liquidation           0.94%             --            --
SINCE INCEPTION: 9/9/93
  Pre-Tax Total Return 4         3.95%           4.47%           --
  AFTER-TAX RETURNS: 5
    - Pre-Liquidation            3.49%             --            --
    - Post-Liquidation           3.01%             --            --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in two indices: the Schwab International Index and the MSCI-EAFE(R) Index. 4

[LINE CHART]

                               INVESTOR                SCHWAB             MSCI-EAFE
                               SHARES 1                 INTL                INDEX
        09-Sep-93               $10,000               $10,000              $10,000
           Sep-93                $9,770                $9,786               $9,749
           Oct-93               $10,150               $10,167              $10,049
           Nov-93                $9,420                $9,454               $9,171
           Dec-93               $10,096               $10,137               $9,833
           Jan-94               $10,769               $10,823              $10,664
           Feb-94               $10,558               $10,623              $10,634
           Mar-94               $10,156               $10,172              $10,176
           Apr-94               $10,458               $10,544              $10,607
           May-94               $10,407               $10,448              $10,547
           Jun-94               $10,488               $10,508              $10,696
           Jul-94               $10,649               $10,692              $10,798
           Aug-94               $10,941               $10,999              $11,054
           Sep-94               $10,559               $10,621              $10,706
           Oct-94               $10,950               $11,026              $11,062
           Nov-94               $10,428               $10,478              $10,530
           Dec-94               $10,484               $10,564              $10,597
           Jan-95               $10,108               $10,254              $10,190
           Feb-95               $10,189               $10,282              $10,160
           Mar-95               $10,759               $10,964              $10,794
           Apr-95               $11,145               $11,346              $11,200
           May-95               $11,176               $11,303              $11,067
           Jun-95               $11,064               $11,168              $10,873
           Jul-95               $11,623               $11,826              $11,550
           Aug-95               $11,237               $11,384              $11,110
           Sep-95               $11,470               $11,661              $11,327
           Oct-95               $11,318               $11,461              $11,022
           Nov-95               $11,562               $11,782              $11,329
           Dec-95               $11,975               $12,238              $11,785
           Jan-96               $12,006               $12,277              $11,834
           Feb-96               $12,026               $12,300              $11,874
           Mar-96               $12,232               $12,529              $12,126
           Apr-96               $12,530               $12,826              $12,478
           May-96               $12,396               $12,674              $12,249
           Jun-96               $12,489               $12,761              $12,317
           Jul-96               $12,139               $12,430              $11,958
           Aug-96               $12,253               $12,538              $11,984
           Sep-96               $12,592               $12,907              $12,303
           Oct-96               $12,571               $12,863              $12,177
           Nov-96               $13,136               $13,460              $12,662
           Dec-96               $13,067               $13,341              $12,499
           Jan-97               $12,640               $12,898              $12,061
           Feb-97               $12,827               $13,114              $12,259
           Mar-97               $12,932               $13,202              $12,303
           Apr-97               $13,025               $13,344              $12,368
           May-97               $13,984               $14,324              $13,174
           Jun-97               $14,766               $15,160              $13,899
           Jul-97               $15,214               $15,570              $14,125
           Aug-97               $14,109               $14,447              $13,070
           Sep-97               $15,078               $15,354              $13,801
           Oct-97               $13,869               $14,110              $12,740
           Nov-97               $13,859               $14,055              $12,610
           Dec-97               $14,022               $14,254              $12,720
           Jan-98               $14,538               $14,830              $13,301
           Feb-98               $15,382               $15,727              $14,155
           Mar-98               $15,782               $16,139              $14,591
           Apr-98               $15,888               $16,248              $14,706
           May-98               $15,888               $16,209              $14,634
           Jun-98               $16,025               $16,315              $14,745
           Jul-98               $16,067               $16,419              $14,894
           Aug-98               $14,085               $14,350              $13,049
           Sep-98               $13,632               $13,880              $12,648
           Oct-98               $14,981               $15,335              $13,966
           Nov-98               $15,751               $16,198              $14,681
           Dec-98               $16,244               $16,729              $15,261
           Jan-99               $16,190               $16,640              $15,216
           Feb-99               $15,829               $16,311              $14,853
           Mar-99               $16,541               $17,060              $15,473
           Apr-99               $17,212               $17,794              $16,099
           May-99               $16,371               $16,897              $15,270
           Jun-99               $16,999               $17,586              $15,866
           Jul-99               $17,616               $18,240              $16,337
           Aug-99               $17,775               $18,410              $16,398
           Sep-99               $18,105               $18,724              $16,563
           Oct-99               $19,073               $19,722              $17,184
           Nov-99               $19,945               $20,579              $17,781
           Dec-99               $21,704               $22,386              $19,377
           Jan-00               $19,999               $20,761              $18,147
           Feb-00               $20,278               $21,097              $18,635
           Mar-00               $21,457               $22,294              $19,358
           Apr-00               $20,299               $21,089              $18,340
           May-00               $19,720               $20,470              $17,892
           Jun-00               $20,460               $21,234              $18,592
           Jul-00               $19,667               $20,411              $17,813
           Aug-00               $20,021               $20,770              $17,967
           Sep-00               $18,980               $19,696              $17,092
           Oct-00               $18,369               $19,083              $16,689
           Nov-00               $17,533               $18,224              $16,063
           Dec-00               $17,886               $18,608              $16,633
           Jan-01               $18,038               $18,806              $16,638
           Feb-01               $16,492               $17,174              $15,394
           Mar-01               $15,382               $15,985              $14,349
           Apr-01               $16,438               $17,086              $15,334
           May-01               $15,850               $16,448              $14,767
           Jun-01               $15,175               $15,745              $14,160
           Jul-01               $14,794               $15,365              $13,915
           Aug-01               $14,369               $14,935              $13,592
           Sep-01               $13,074               $13,582              $12,215
           Oct-01               $13,303               $13,843              $12,528
           Nov-01               $13,716               $14,276              $12,990
           Dec-01               $13,818               $14,373              $13,067
           Jan-02               $13,103               $13,624              $12,373
           Feb-02               $13,202               $13,741              $12,460
           Mar-02               $13,928               $14,466              $13,134
        30-Apr-02               $13,972               $14,585              $13,221

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Foreign Stock Fund category for the 6-month, one- and five-year periods was 901, 853 and 422, respectively. These funds may or may not use tax-efficient strategies.

3  Not annualized.

4 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

   Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

PERFORMANCE: SELECT SHARES(R)

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund's Select Shares with the Schwab International Index(R) and the Morningstar Foreign Stock Fund category.

                                                SCHWAB          PEER
                                 SELECT      INTERNATIONAL     GROUP
                                SHARES 1         INDEX        AVERAGE 2
                                --------     -------------    ---------
6 MONTHS 3
  Pre-Tax Total Return 4         4.99%           5.36%          7.44%
  AFTER-TAX RETURNS: 5
    - Pre-Liquidation            4.48%            --              --
    - Post-Liquidation           3.04%            --              --
1 YEAR
  Pre-Tax Total Return 4       (14.97%)        (14.64%)       (12.71%)
  AFTER-TAX RETURNS: 5
    - Pre-Liquidation          (15.38%)            --         (14.79%)
    - Post-Liquidation          (9.20%)            --             --
SINCE INCEPTION: 5/19/97
  Pre-Tax Total Return 4        (0.17%)          0.08%            --
  AFTER-TAX RETURNS: 5
    - Pre-Liquidation           (0.65%)            --             --
    - Post-Liquidation          (0.35%)            --             --

PERFORMANCE OF A $50,000 INVESTMENT

Shows performance since inception of a hypothetical $50,000 investment in the fund's Select Shares, compared with a similar investment in two indices: the Schwab International Index and the MSCI-EAFE(R) Index. 4

[LINE CHART]

                                                  SCHWAB
                              SELECT               INTL               MSCI-EAFE
                              SHARES 1             INDEX                INDEX
        19-May-97             $50,000             $50,000              $50,000
           May-97             $49,375             $49,283              $49,248
           Jun-97             $52,170             $52,161              $51,961
           Jul-97             $53,755             $53,571              $52,803
           Aug-97             $49,815             $49,706              $48,859
           Sep-97             $53,240             $52,827              $51,595
           Oct-97             $49,005             $48,550              $47,627
           Nov-97             $48,970             $48,360              $47,141
           Dec-97             $49,580             $49,042              $47,551
           Jan-98             $51,405             $51,027              $49,725
           Feb-98             $54,385             $54,111              $52,917
           Mar-98             $55,800             $55,529              $54,547
           Apr-98             $56,175             $55,905              $54,978
           May-98             $56,175             $55,770              $54,708
           Jun-98             $56,655             $56,133              $55,124
           Jul-98             $56,845             $56,493              $55,681
           Aug-98             $49,840             $49,376              $48,782
           Sep-98             $48,240             $47,757              $47,284
           Oct-98             $53,005             $52,763              $52,211
           Nov-98             $55,725             $55,732              $54,885
           Dec-98             $57,490             $57,561              $57,053
           Jan-99             $57,305             $57,252              $56,881
           Feb-99             $56,025             $56,122              $55,528
           Mar-99             $58,585             $58,699              $57,843
           Apr-99             $60,955             $61,225              $60,186
           May-99             $57,980             $58,137              $57,086
           Jun-99             $60,200             $60,507              $59,313
           Jul-99             $62,385             $62,757              $61,074
           Aug-99             $62,950             $63,342              $61,300
           Sep-99             $64,115             $64,425              $61,919
           Oct-99             $67,575             $67,857              $64,241
           Nov-99             $70,660             $70,806              $66,470
           Dec-99             $76,920             $77,025              $72,439
           Jan-00             $70,880             $71,433              $67,839
           Feb-00             $71,870             $72,588              $69,664
           Mar-00             $76,050             $76,708              $72,367
           Apr-00             $71,905             $72,561              $68,561
           May-00             $69,895             $70,431              $66,888
           Jun-00             $72,515             $73,058              $69,503
           Jul-00             $69,740             $70,228              $66,591
           Aug-00             $70,995             $71,462              $67,169
           Sep-00             $67,310             $67,769              $63,898
           Oct-00             $65,110             $65,658              $62,390
           Nov-00             $62,185             $62,703              $60,050
           Dec-00             $63,455             $64,024              $62,182
           Jan-01             $63,955             $64,706              $62,201
           Feb-01             $58,470             $59,090              $57,548
           Mar-01             $54,570             $55,001              $53,641
           Apr-01             $58,315             $58,788              $57,326
           May-01             $56,230             $56,592              $55,205
           Jun-01             $53,835             $54,175              $52,936
           Jul-01             $52,485             $52,866              $52,020
           Aug-01             $51,015             $51,386              $50,813
           Sep-01             $46,385             $46,733              $45,666
           Oct-01             $47,235             $47,628              $46,835
           Nov-01             $48,700             $49,119              $48,563
           Dec-01             $49,040             $49,452              $48,850
           Jan-02             $46,540             $46,876              $46,256
           Feb-02             $46,890             $47,279              $46,579
           Mar-02             $49,430             $49,771              $49,099
        30-Apr-02             $49,590             $50,183              $49,423

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Foreign Stock Fund category for the 6-month and one-year periods was 901 and 853, respectively. These funds may or may not use tax-efficient strategies.

3  Not annualized.

4 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

   Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

SCHWAB INTERNATIONAL INDEX FUND(R)

FUND FACTS

TOP TEN HOLDINGS 1 as of 4/30/02

 (1)  BP PLC                                    3.6%
 (2)  GLAXOSMITHKLINE PLC                       2.9%
 (3)  NOVARTIS AG                               2.3%
 (4)  ROYAL DUTCH PETROLEUM CO.                 2.1%
 (5)  VODAFONE GROUP PLC                        2.1%
 (6)  HSBC HOLDINGS PLC                         2.0%
 (7)  TOTALFINAELF SA                           1.8%
 (8)  NESTLE SA, CLASS B                        1.8%
 (9)  ASTRAZENECA PLC                           1.6%
(10)  ROYAL BANK OF SCOTLAND GROUP PLC          1.5%
-------------------------------------------------------
      TOTAL PERCENTAGE OF INVESTMENTS          21.7%

STATISTICS as of 4/30/02

                                                 PEER GROUP
                                    FUND         AVERAGE 2
-----------------------------------------------------------
Number of Holdings                  362          149
Median Market Cap ($ Mil)         $34,437      $17,788
Price/Earnings (P/E) Ratio          26.7         26.6
Price/Book (P/B) Ratio               3.6          3.8
12-Month Yield Investor Shares      1.10%        0.53%
Portfolio Turnover Rate 3            1%          99%
Three-Year Beta                     0.78         0.75


EXPENSE RATIO as of 4/30/02

[BAR CHART]

INVESTOR SHARES         0.58% 4
SELECT SHARES(R)        0.47% 4
PEER GROUP AVERAGE      1.65% 2


1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 908 funds in the Foreign Stock Fund category.

3  For the 6-month and one-year periods, respectively.

4 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes, and certain non-routine expenses).

5  Source: Charles Schwab & Co., Inc.

PERFORMANCE AND WEIGHTINGS OF INDEX COUNTRIES 5

The bar chart shows how the countries in the Schwab International Index(R) performed during the report period. The pie chart shows the weightings (by stock market capitalization) of each of the countries in the index. The index counts each country's performance in proportion to its size.



INDEX PERFORMANCE 11/01/01-4/30/02
----------------------------------

[BAR CHART]

Country                 Percentage
-------                 ----------
Singapore                29.955
Australia                 19.33
Hong Kong                17.828
Germany                  14.192
Netherlands              11.376
Switzerland              10.319
Canada                    8.764
Italy                     5.947
United Kingdom             3.66
France                    3.501
Spain                     3.474
Belgium                   1.303
Japan                     0.441
Sweden                   -1.185
Denmark                  -4.004


INDEX COMPOSITION as of 4/30/02
-------------------------------

[PIE CHART]

 1  30.6%  United Kingdom
 2  18.7%  Japan
 3  10.2%  France
 4  8.3%  Switzerland
 5  7.0%  Netherlands
 6  6.7%  Germany
 7  4.0%  Canada
 8  3.8%  Italy
 9  3.1%  Spain
10  2.7%  Australia
11  1.7%  Sweden
12  1.2%  Hong Kong
13  0.8%  Belgium
14  0.7%  Singapore
15  less than 0.5% of Denmark

SCHWAB  INTERNATIONAL  INDEX  FUND(R) -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS
                                                        11/1/01-    11/1/00-     11/1/99-    11/1/98-    11/1/97-    11/1/96-
INVESTOR SHARES                                         4/30/02     10/31/01     10/31/00    10/31/99    10/31/98    10/31/97
-----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  12.22       17.13        17.93       14.21       13.31       12.23
                                                        ---------------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                                  0.08        0.15         0.20        0.19        0.17        0.17
  Net realized and unrealized gains or losses            0.53       (4.81)       (0.85)       3.66        0.88        1.08
                                                        ---------------------------------------------------------------------
  Total income or loss from investment
   operations                                            0.61       (4.66)       (0.65)       3.85        1.05        1.25
Less distributions:
  Dividends from net investment income                  (0.14)      (0.25)       (0.15)      (0.13)      (0.15)      (0.17)
                                                        ---------------------------------------------------------------------
Net asset value at end of period                        12.69       12.22        17.13       17.93       14.21       13.31
                                                        ==================================================================
Total return (%)                                        5.03 1     (27.58)       (3.69)      27.31       8.02        10.33

RATIOS / SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                    0.58 2        0.58         0.58 3      0.58        0.58        0.61
Expense reductions reflected in above ratio             0.17 2        0.17         0.23        0.41        0.46        0.52
Ratio of net investment income to
  average net assets                                    1.37 2        1.14         1.60        1.24        1.35        1.36
Portfolio turnover rate                                    1            18           16          5           6           13
Net assets, end of period ($ x 1,000,000)                568           519          637         447         428         318



1  Not annualized.

2  Annualized.

3 Would have been 0.59% if certain non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

SCHWAB  INTERNATIONAL  INDEX  FUND(R) -- FINANCIALS

                                                    11/1/01-    11/1/00-    11/1/99-    11/1/98-    11/1/97-    5/19/971-
SELECT SHARES(R)                                    4/30/02     10/31/01    10/31/00    10/31/99    10/31/98    10/31/97
-----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              12.23        17.14       17.96        14.23       13.32      13.59
                                                    ------------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                              0.09         0.16        0.27         0.18        0.22       0.04
  Net realized and unrealized gains or losses        0.51        (4.80)      (0.91)        3.70        0.85      (0.31)
                                                    ------------------------------------------------------------------
  Total income or loss from investment
   operations                                        0.60        (4.64)      (0.64)        3.88        1.07      (0.27)
Less distributions:
  Dividends from net investment income              (0.15)       (0.27)      (0.18)       (0.15)      (0.16)        --
                                                    ------------------------------------------------------------------
Net asset value at end of period                    12.68        12.23       17.14        17.96       14.23      13.32
                                                    ==================================================================
Total return (%)                                     4.99 2     (27.45)      (3.65)       27.49        8.16      (1.99) 2

RATIOS / SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses
  to average net assets                              0.47 3       0.47        0.47 4       0.47        0.47       0.47 3
Expense reductions reflected in above ratio          0.13 3       0.13        0.19         0.39        0.48       0.80 3
Ratio of net investment income to
  average net assets                                 1.48 3       1.25        1.71         1.57        1.49       0.17 3
Portfolio turnover rate                                 1           18          16            5           6         13
Net assets, end of period ($ x 1,000,000)             677          616         700          449          94         50


1  Commencement of operations.

2  Not annualized.

3  Annualized.

4 Would have been 0.48% if certain non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding

 o   Non-income producing security

 *   American Depositary Receipt

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

99.9%     FOREIGN COMMON STOCK
          Market Value: $1,239,274
          Cost: $1,316,923

0.1%      SHORT TERM INVESTMENT
          Market Value: $447
          Cost: $447

0.0%      WARRANTS
          Market Value: $407
          Cost: $524

-----------------------------------
100.0%    TOTAL INVESTMENTS
          Market Value: $1,240,128
          Cost: $1,317,894


FOREIGN COMMON STOCK  99.9% of investments

                                               MKT. VALUE
    SECURITY AND NUMBER OF SHARES              ($ x 1,000)
    AUSTRALIA 2.7%
    ----------------------------------------------------
    AMP Ltd. 273,715                               2,703
    Australia & New Zealand Banking
    Group Ltd. 344,078                             3,507
    BHP Billiton Ltd. 875,532                      5,078
    Brambles Industries Ltd. 215,620               1,165
    Commonwealth Bank of
    Australia 295,474                              5,212
    National Australia Bank Ltd. 362,684           6,768
    Rio Tinto Ltd. 70,064                          1,358
    Telstra Corp. Ltd. 492,888                     1,347
    Westpac Banking Corp. 397,653                  3,468
    WMC Ltd. 247,399                               1,224
    Woolworths Ltd. 241,607                        1,703
                                                  ------
                                                  33,533
    BELGIUM 0.8%
    ----------------------------------------------------
    Dexia 143,074                                  2,359
    Electrabel SA 6,766                            1,500
    Fortis 233,467                                 5,360
    Groupe Bruxelles Lambert SA  15,582              865
                                                  ------
                                                  10,084
    CANADA 4.4%
    ----------------------------------------------------
    Alcan, Inc. 73,805                             2,722
    Bank of Montreal 118,013                       2,833
    Bank of Nova Scotia 120,052                    4,126
    Barrick Gold Corp. 122,591                     2,472
    BCE, Inc. 185,656                              3,258
    Bombardier, Inc., Class B 244,100              2,099
    Canada Life Financial Corp. 36,153               882
    Canadian Imperial Bank of
    Commerce 85,116                                2,966
    Canadian National Railway Co. 43,316           2,053
    Canadian Pacific Railway Ltd. 35,642             743
  o Celestica, Inc. 43,765                         1,220
    Clarica Life Insurance Co. 30,255                997
    EnCana Corp. 49,992                            1,570
    Imperial Oil Ltd. 91,910                       2,744
    Loblaw Cos. Ltd. 66,098                        2,516
    Magna International, Inc., Class A 20,747      1,539
    Manulife Financial Corp. 117,750               3,419
    National Bank of Canada 42,793                   911
  o Nortel Networks Corp. 733,130                  2,545
    Placer Dome, Inc. 73,777                         877
    Power Corp. of Canada 35,402                     920
    Royal Bank of Canada  161,317                  5,649
    Shaw Communications, Inc.,
    Class B 51,112                                   814
    Sun Life Financial Services of
    Canada, Inc. 106,374                           2,332
    Talisman Energy, Inc. 30,498                   1,302
    TransCanada PipeLines Ltd. 106,932             1,553
                                                  ------
                                                  55,062
    DENMARK 0.5%
    ----------------------------------------------------
    Danske Bank A/S 129,894                        2,346
    Novo-Nordisk A/S, Class B 62,992               1,847
    TDC A/S 31,206                                   900



See the Financial Notes, which are integral to this information.

SCHWAB INTERNATIONAL INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited

                                             MKT. VALUE
    SECURITY AND NUMBER OF SHARES            ($ x 1,000)
    Vestas Wind Systems A/S 23,611                   773
                                               ---------
                                                   5,866
    FRANCE 10.2%
    ----------------------------------------------------
    Accor SA 42,457                                1,716
    Air Liquide SA 22,432                          3,473
    Alcatel SA, Class A 267,079                    3,340
    Aventis SA 158,554                            11,266
    AXA 326,351                                    6,925
    BNP Paribas 189,893                            9,924
    Bouygues 33,690                                1,017
    Cap Gemini SA 25,072                           1,463
    Carrefour Supermarche SA 116,751               5,097
    Castorama Dubois
    Investissements 15,931                           887
    Compagnie de Saint-Gobain SA 16,501            2,825
    France Telecom SA 78,001                       1,895
    Groupe Danone 29,538                           3,913
    L'oreal 80,404                                 6,300
    Lafarge SA 29,282                              2,778
    Lagardere S.C.A. 29,349                        1,310
    LVMH Moet-Hennessy Vuitton 49,677              2,599
    Michelin (C.G.D.E.), Class B 28,839            1,117
    Peugeot SA 41,386                              2,059
    Pinault-Printemps-Redoute SA 14,727            1,672
    Renault SA 27,018                              1,253
    Sadexho Alliance SA 21,135                       819
    Sanofi-Synthelabo SA 85,854                    5,497
    Schneider Electric SA 37,861                   1,827
    Societe Generale, Class A 71,433               4,892
    Societe Television Francaise 1 26,048            742
    STMicroelectronics NV 117,296                  3,646
    Suez SA 189,355                                5,639
(7) TotalFinaElf SA 148,780                       22,550
    Vivendi Universal SA  201,413                  6,423
 *  Vivendi Universal SA 54,392                    1,747
                                               ---------
                                                 126,611
    GERMANY 6.6%
    ----------------------------------------------------
    BASF AG 127,583                                5,467
    Bayer AG 163,545                               5,360
    Bayerische Hypo-und Vereinsbank
    AG 86,274                                      3,028
    Beiersdorf AG 7,571                              918
    DaimlerChrysler AG 203,870                     9,457
    Deutsche Bank AG 117,776                       7,811
    Deutsche Post AG 75,227                        1,021
    Deutsche Telekom AG 440,562                    5,852
    E.ON AG 142,293                                7,412
    Linde AG 18,812                                  920
    Metro AG 29,214                                  936
    Muenchener Rueckversicher AG 18,940            4,693
    Preussag AG 30,341                               831
    RWE AG 77,776                                  2,943
    SAP AG 47,696                                  6,215
    Schering AG 42,046                             2,563
    Siemens AG 197,790                            12,032
    ThyssenKrupp AG 80,549                         1,219
    Volkswagen AG 60,520                           2,998
                                               ---------
                                                  81,676
    HONG KONG / CHINA 1.2%
    ----------------------------------------------------
    CLP Holdings Ltd. 453,080                      1,778
    Hang Seng Bank Ltd. 172,300                    1,972
    Hong Kong & China Gas Co.
    Ltd. 851,400                                   1,064
    Hong Kong Electric Holdings
    Ltd. 346,756                                   1,316
    Hutchison Whampoa Ltd. 504,800                 4,434
    Sun Hung Kai Properties Ltd. 297,694           2,595
    Swire Pacific Ltd., Class A 225,500            1,350
                                               ---------
                                                  14,509
    ITALY 3.7%
    ----------------------------------------------------
    Assicurazioni Generali 238,275                 5,759
    Autostrade Concessioni e Costruzioni
    Autostrade SPA 201,141                         1,635
 o  Banca Nazionale Del Lavoro SPA 334,506           761
    Bipop-Carire SPA 330,784                         594
    Enel SPA 478,185                               2,840
    ENI-Ente Nazionale Idrocarburi
    SPA 650,178                                    9,989
    Fiat SPA 56,599                                  669
    IntesaBci SPA 793,560                          2,567
    Mediaset SPA 133,088                           1,115
 o  Mediobanca SPA 139,418                         1,427
    Riunione Adriatica di Sicurta
    SPA 81,031                                     1,052
    Sanpaolo IMI SPA 189,885                       2,114
 o  Seat-Pagine Gialle SPA 1,262,182                 964



See the Financial Notes, which are integral to this information.

                                                      MKT. VALUE
    SECURITY AND NUMBER OF SHARES                     ($ x 1,000)
    Telecom Italia SPA 563,791                             4,486
    Telecom Italia SPA - RNC 462,647                       2,481
    TIM SPA 908,930                                        3,972
    UniCredito Italiano SPA 733,582                        3,404
                                                      ----------
                                                          45,829
    JAPAN 18.7%
    ------------------------------------------------------------
    Advantest Corp. 16,700                                 1,203
    Aeon Co. Ltd. 48,000                                   1,241
    Ajinomoto Co., Inc. 137,000                            1,365
    Asahi Breweries Ltd. 85,000                              783
    Asahi Glass Co. Ltd. 178,000                           1,263
    Asahi Kasei Corp. 313,000                              1,194
    Bank of Yokohama Ltd. 205,000                            715
    Bridgestone Corp. 156,000                              2,200
    Canon, Inc. 194,000                                    7,434
    Central Japan Railway Co. 202                          1,153
    Chubu Electric Power Co., Inc. 135,100                 2,035
    Dai Nippon Printing Co. Ltd.   141,000                 1,777
    Daiichi Pharmaceutical Co. Ltd. 51,000                   995
  o Daiwa Bank Holdings, Inc. 967,000                        625
    Daiwa Securities Group, Inc. 270,000                   1,853
    Denso Corp. 119,000                                    1,928
    East Japan Railway Co. 631                             2,668
    Eisai Co. Ltd. 57,000                                  1,465
    Fanuc Ltd. 24,300                                      1,347
    Fast Retailing Co. Ltd. 23,000                           613
    Fuji Photo Film Co. Ltd. 105,000                       3,336
    Fujisawa Pharmaceutical Co. Ltd. 59,000                1,443
    Fujitsu Ltd. 379,000                                   3,011
    Furukawa Electric Co. Ltd. 113,000                       523
    Honda Motor Co. Ltd. 137,700                           6,177
    Hoya Corp. 23,600                                      1,757
    Ito-Yokado Co. Ltd. 78,000                             3,845
    Itochu Corp. 273,000                                     872
    Japan Tobacco, Inc. 158                                  959
    Kansai Electric Power Co. 163,000                      2,222
    KAO Corp. 123,000                                      2,404
    Keyence Corp. 7,300                                    1,478
    Kinki Nippon Railway Co. Ltd. 305,830                    958
    Kirin Brewery Co. Ltd. 168,000                         1,273
    Komatsu Ltd. 194,000                                     703
    Kubota Corp. 206,000                                     621
    Kyocera Corp. 34,500                                   2,348
    Kyushu Electric Power Co. 85,400                       1,138
    Marui Co. Ltd. 66,000                                    813
    Matsushita Electric Industrial Co.
    Ltd. 439,000                                           5,881
    Matsushita Electric Works 112,000                        817
  o Millea Holdings, Inc. 247                              1,924
  o Mitsubishi Chemical Corp. 334,000                        809
    Mitsubishi Corp. 258,000                               1,935
  o Mitsubishi Electric Corp. 372,000                      1,733
    Mitsubishi Estate Co. Ltd. 190,000                     1,376
    Mitsubishi Heavy Industries
    Ltd. 659,000                                           2,089
    Mitsubishi Tokyo Finance Group,
    Inc. 852                                               5,833
    Mitsui & Co. Ltd. 285,000                              1,802
    Mitsui Fudosan Co. Ltd. 177,000                        1,390
    Mizuho Holdings, Inc. 1,282                            2,676
    Murata Manufacturing Co. Ltd. 56,900                   3,603
    NEC Corp. 330,000                                      2,544
    Nikko Cordial Corp. 283,000                            1,278
    Nintendo Co. Ltd.  21,700                              3,042
    Nippon Mitsubishi Oil Corp. 316,000                    1,383
    Nippon Steel Corp. 1,274,000                           1,945
    Nippon Telegraph & Telephone
    Corp. 727                                              2,859
    Nissan Motor Co. Ltd. 533,000                          4,101
    Nomura Holdings, Inc. 418,000                          5,827
    NTT Data Corp. 284                                     1,267
    NTT DoCoMo, Inc. 801                                   2,027
  o NTT DoCoMo, Inc.  3,204                                8,160
    OJI Paper Co. Ltd. 165,000                               804
    Oracle Corp. Japan 7,200                                 381
    Osaka Gas Co. Ltd. 501,000                             1,085
    Pioneer Corp. 32,400                                     640
    Ricoh Co. Ltd. 146,000                                 2,723
    Rohm Co. Ltd.  25,000                                  3,729
    Sankyo Co. Ltd. 77,000                                 1,172
    Sanyo Electric Co. Ltd.  360,000                       1,657
    Secom Co. Ltd. 43,500                                  2,141
    Sekisui House Ltd. 135,000                               928
    Seven-Eleven Japan Co. 91,000                          3,409
    Sharp Corp. 205,000                                    2,843

See the Financial Notes, which are integral to this information.

SCHWAB INTERNATIONAL INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited

                                                             MKT. VALUE
        SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
        Shin-Etsu Chemical Co. Ltd. 86,900                     3,580
        Shionogi & Co. Ltd. 59,000                               863
        Shizuoka Bank Ltd. 147,000                               895
        SMC Corp. 14,000                                       1,677
        Softbank Corp. 44,300                                    673
        Sony Corp. 196,500                                    10,560
        Sumitomo Chemical Co. Ltd. 248,000                     1,049
        Sumitomo Corp. 137,000                                   837
        Sumitomo Electric Industries Ltd. 131,000                934
        Sumitomo Mitsui Banking Corp. 764,000                  3,403
        Sumitomo Trust & Banking Co.
        Ltd. 217,000                                             973
        Taisho Pharmaceutical Co. Ltd. 38,000                    613
        Takeda Chemical Industries Ltd. 181,000                7,922
        Takefuji Corp. 16,590                                  1,199
        TDK Corp. 27,000                                       1,472
        Teijin Ltd. 173,000                                      616
        Tohoku Electric Power Co. 96,300                       1,169
        Tokyo Electric Power Co., Inc. 271,100                 4,941
        Tokyo Electron Ltd. 37,000                             2,663
        Tokyo Gas Co. Ltd. 569,000                             1,360
        Tokyu Corp. 198,000                                      657
        Toppan Printing Co. Ltd. 152,000                       1,538
        Toray Industries, Inc. 268,000                           774
     o  Toshiba Corp. 665,000                                  3,102
        Toyota Motor Corp. 517,200                            14,098
        UFJ Holdings, Inc. 533                                 1,319
        West Japan Railway Co. 225                               871
        Yamanouchi Pharmaceutical
        Co. Ltd. 77,000                                        2,123
        Yamato Transport Co. Ltd. 91,000                       1,545
        Yasuda Fire & Marine Insurance
        Co. Ltd. 160,000                                         891
                                                             -------
                                                             231,868
        NETHERLANDS 6.9%
        ------------------------------------------------------------
        ABN Amro Holdings NV 331,754                           6,577
        Aegon NV 214,844                                       4,937
        Akzo Nobel NV 69,897                                   3,005
        ASML Holding NV 96,128                                 2,183
        Heineken NV 44,164                                     1,990
        ING Groep NV 391,537                                  10,337
        Koninklijke Ahold NV 153,701                           3,843
        Koninklijke Numico NV 32,415                             837
        Koninklijke Philips Electronics NV 304,621             9,407
        Reed Elsevier NV 141,007                               1,957
    (4) Royal Dutch Petroleum Co. 496,207                     26,291
     o  Royal KPN NV 360,914                                   1,636
        TPG NV 77,958                                          1,689
        Unilever NV 134,006                                    8,634
        VNU NV 47,654                                          1,439
        Wolters Kluwer NV 65,554                               1,329
                                                             -------
                                                              86,091
        SINGAPORE    0.7%
        ------------------------------------------------------------
        DBS Group Holdings Ltd. 247,000                        1,909
        Oversea-Chinese Banking Corp. 217,000                  1,557
        Singapore Airlines Ltd. 123,000                          950
        Singapore Press Holdings Co.
        Ltd. 78,000                                              969
        Singapore Telecommunications
        Ltd. 1,402,696                                         1,185
        United Overseas Bank Ltd. 265,000                      2,106
                                                             -------
                                                               8,676
        SPAIN    3.2%
        ------------------------------------------------------------
        Altadis SA 65,393                                      1,381
        Banco Bilbao Vizcaya
        Argentaria SA 723,859                                  8,440
        Banco Santander Central
        Hispano SA 975,254                                     9,034
        Endesa SA  208,824                                     3,199
        Iberdrola SA 183,028                                   2,510
        Repsol YPF SA 212,293                                  2,608
     o  Telefonica SA 1,032,964                               11,058
        Union Fenosa SA 58,358                                 1,029
                                                             -------
                                                              39,259
        SWEDEN    1.7%
        ------------------------------------------------------------
        Electrolux AB, Series B 76,240                         1,269
        Hennes & Mauritz AB,
        Series B 106,972                                       2,124
        Nordea AB 546,818                                      3,113
        Sandvik AB 55,379                                      1,283
        Securitas AB, Class B 69,245                           1,287
        Skandia Forsakrings AB 210,494                           999
        Skandinaviska Enskilda Banken,
        Series A 130,120                                       1,247
        Skanska AB, Class B 84,997                               604



See the Financial Notes, which are integral to this information.

                                                MKT. VALUE
     SECURITY AND NUMBER OF SHARES              ($ x 1,000)
     Svenska Cellulosa AB,
     Series B 41,064                              1,395
     Svenska Handelsbanken AB,
     Series A 126,933                             1,921
 o   Telefonaktiebolaget LM Ericsson,
     Class B 1,742,766                            4,376
     Telia AB 202,886                               632
     Volvo AB, Series B 58,574                    1,123
                                              --------
                                                21,373
     SWITZERLAND 8.3%
     --------------------------------------------------
 o   ABB Ltd. 256,888                             2,299
     Adecco SA 20,902                             1,322
     Compangnie Financiere Richemont AG,
     Series A 95,700                              2,171
 o   Credit Suisse Group 242,432                  8,642
     Holcim Ltd., Class B 6,828                   1,581
(8)  Nestle SA, Class B 93,476                   22,098
(3)  Novartis AG 678,834                         28,472
     Roche Holdings - Bearer 10,816               1,097
     Roche Holdings - Genus 166,726              12,632
     Swisscom AG, Registered 5,801                1,731
     Syngenta AG 24,097                           1,487
 *   UBS AG 299,156                              14,421
     Zurich Financial Services AG 19,951          4,643
                                               --------
                                                102,596
     UNITED KINGDOM 30.3%
     --------------------------------------------------
     3i Group PLC 137,145                         1,383
     Abbey National PLC 339,933                   5,405
     Amersham PLC 166,672                         1,607
     Amvescap PLC 177,010                         1,860
 o   ARM Holdings PLC 237,317                       764
(9)  AstraZeneca PLC 413,411                     19,369
     BAA PLC 235,673                              2,215
     BAE Systems PLC 338,284                      1,720
     Barclays PLC 1,559,584                      13,659
     BG Group PLC 789,807                         3,528
     BOC Group PLC 111,320                        1,687
     Boots Co. PLC 202,695                        2,099
(1)  BP PLC 5,296,894                            45,196
     Brambles Industries PLC 173,457                859
     British American Tobacco PLC  383,315        3,921
 o   British SKY Broadcasting PLC 193,474         2,165
 o   BT Group PLC 2,047,660                       7,699
     Cable & Wireless PLC 628,952                 1,659
     Cadbury Schweppes PLC 497,925                3,777
     Capita Group PLC 124,697                       694
     Centrica PLC 933,776                         2,875
     CGNU PLC 530,340                             5,456
     Compass Group PLC 531,609                    3,308
     Diageo PLC 797,303                          10,585
     Dixons Group PLC 451,176                     1,494
     EMI Group PLC 197,961                          877
(2)  GlaxoSmithKline PLC 1,461,529               35,356
     Granada PLC 623,787                          1,170
     GUS PLC 226,749                              2,062
     Hanson PLC 165,716                           1,204
     Hays PLC 374,698                               941
     HBOS PLC 882,309                            10,698
     Hilton Group PLC 350,064                     1,307
(6)  HSBC Holdings PLC 2,098,331                 24,769
     Imperial Chemical Industries
     PLC 268,422                                  1,246
     Imperial Tobacco Group PLC 172,185           2,439
 o   International Power PLC 251,823              767
     Invensys PLC 824,229                         1,291
     J. Sainsbury PLC 313,408                     1,827
     Kingfisher PLC 300,438                       1,679
     Land Securities PLC 130,267                  1,809
     Lattice Group PLC 795,027                    2,149
     Legal & General Group PLC 1,265,027          2,899
     Lloyds TSB Group PLC 1,319,590              15,173
     Logica PLC 100,341                             464
     Marks & Spencer Group PLC  523,082           3,026
     National Grid Group PLC 414,348              2,971
     Next PLC 75,948                              1,152
     P&O Princess Cruises PLC 156,067             1,051
     Pearson, Inc. PLC 179,933                    2,166
     Prudential Corp. PLC 468,552                 4,985
     Reckitt Benckiser PLC 121,651                2,154
     Reed Elsevier PLC 284,571                    2,787
     Rentokil Initial PLC 420,222                 1,656
     Reuters Group PLC 322,330                    2,255
     Rio Tinto PLC 255,811                        4,753
     Royal & Sun Alliance Insurance
     Group PLC 323,564                            1,424
(10) Royal Bank of Scotland Group
     PLC 641,350                                 18,394
     Safeway PLC 236,797                          1,049


See the Financial Notes, which are integral to this information.

SCHWAB INTERNATIONAL INDEX FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited

                                                    MKT. VALUE
         SECURITY AND NUMBER OF SHARES             ($ x 1,000)
         Scottish & Newcastle PLC 145,929             1,335
         Scottish & Southern Energy PLC 193,469       1,903
         Scottish Power PLC 416,514                   2,398
         Severn Trent Water PLC 77,334                  883
         Shell Transport & Trading Co.
         PLC 2,286,247                               16,276
         Six Continents PLC 197,576                   2,187
         Smith & Nephew PLC 206,990                   1,178
         Smiths Group PLC 125,180                     1,479
         Tesco PLC 1,635,390                          6,268
       o THUS Group PLC 223,907                          61
         Unilever PLC 691,407                         6,328
         United Utilities PLC 124,590                 1,196
     (5) Vodafone Group PLC 16,111,105               26,003
         Wolseley PLC 129,857                         1,362
         WPP Group PLC 230,860                        2,449
                                                    -------
                                                    376,240
          UNITED STATES 0.0%
          -------------------------------------------------
        o NTL, Inc. 5,553                                 1

          WARRANTS
          0.0% of investments
        o Equant NV,
          Expires 6/29/04 35,326                         401
        o Etablissements Economiques
          du Casino Guichard Perrachon,
          Expires 12/15/03 1,026                           2
        o Etablissements Economiques
          du Casino Guichard Perrachon,
          Expires 12/15/05 1,026                           4
                                                    --------
                                                         407


        SHORT TERM INVESTMENT
        0.1% of investments

        SECURITY                         FACE VALUE
         RATE, MATURITY DATE            ($ x 1,000)
        Wachovia Bank NA,
        Grand Cayman Time Deposit,
         1.17%, 05/01/02                    447          447


-----------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.

ASSETS
-----------------------------------------------------------------------
    Investments, at market value (including $150,051
       of securities on loan)                                $1,240,128 a
    Collateral held for securities on loan                      164,364
    Foreign currency (Cost $334)                                    336
    Receivables:
       Fund shares sold                                           1,349
       Dividends                                                  4,821
       Income from securities lending                                95
       Dividend tax reclaim                                         869
    Prepaid expenses                                      +          21
                                                          -------------
    TOTAL ASSETS                                              1,411,983

    LIABILITIES
-----------------------------------------------------------------------
    Collateral held for securities on loan                      164,364
    Payables:
       Fund shares redeemed                                       1,104
       Borrowings on line of credit                                 334
       Withholding taxes                                            131
       Investment adviser and administrator fees                     28
       Transfer agent and shareholder service fees                    8
    Accrued expenses                                                279
                                                            -----------
    Total liabilities                                           166,248

    NET ASSETS
-----------------------------------------------------------------------
    TOTAL ASSETS                                              1,411,983

    TOTAL LIABILITIES                                      -    166,248
                                                           ------------
    NET ASSETS                                               $1,245,735

    NET ASSETS BY SOURCE
    Capital received from investors                           1,479,031
    Net investment income not yet distributed                     7,778
    Net realized capital losses                                (163,408)
    Net unrealized capital losses                               (77,666)


NET ASSET VALUE (NAV)

                                                          SHARES
SHARE CLASS                   NET ASSETS  (DIVIDED BY)  OUTSTANDING       =     NAV
Investor Shares               $568,371                  44,796                  $12.69
Select Shares(R)              $677,364                  53,407                  $12.68


a The fund paid $1,317,894 for these securities. Not counting short-term obligations and government securities, the fund paid $71,109 for securities during the report period and received $13,721 from securities it sold or that matured.


FEDERAL TAX DATA
--------------------------------------------
COST BASIS OF PORTFOLIO           $1,324,402
NET UNREALIZED GAINS AND LOSSES:
Gains                              $ 143,391
Losses                          +   (227,665)
                                ------------
                                    ($84,274)

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                Loss amount
  2002                              $140
  2004                             1,743
  2005                             1,837
  2006                            11,905
  2007                                 7
  2008                             3,669
  2009                           130,953


See the Financial Notes, which are integral to this information.

SCHWAB INTERNATIONAL INDEX FUND(R) - FINANCIALS

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002; unaudited.  All numbers x 1,000


INVESTMENT INCOME
---------------------------------------------------------------------
Dividends                                                     $11,227  a
Interest                                                           42
Lending of securities                                      +      243
                                                           ----------
TOTAL INVESTMENT INCOME                                        11,512

NET REALIZED GAINS AND LOSSES
---------------------------------------------------------------------
Net realized losses on investments sold                        (5,962)
Net realized losses on foreign currency transactions       +      (80)
                                                           ----------
NET REALIZED LOSSES                                            (6,042)

NET UNREALIZED GAINS AND LOSSES
---------------------------------------------------------------------
Net unrealized gains on investments                            56,088
Net unrealized gains on foreign currency transactions      +      134
                                                           ----------
NET UNREALIZED GAINS                                           56,222

EXPENSES
---------------------------------------------------------------------
Investment adviser and administrator fees                       2,370  b
Transfer agent and shareholder service fees:
  Investor Shares                                                 668  c
  Select Shares(R)                                                324  c
Trustees' fees                                                      9  d
Custodian fees                                                    355
Portfolio accounting fees                                          89
Professional fees                                                  20
Registration fees                                                  23
Shareholder reports                                                59
Other expenses                                             +       22
                                                           ----------
Total expenses                                                  3,939
Expense reduction                                          -      862  e
                                                           ----------
NET EXPENSES                                                    3,077

INCREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        11,512
NET EXPENSES                                               -    3,077
                                                           ----------
NET INVESTMENT INCOME                                           8,435
NET REALIZED LOSSES                                            (6,042) f
NET UNREALIZED GAINS                                       +   56,222  f
                                                           ----------
INCREASE IN NET ASSETS FROM OPERATIONS                        $58,615


a   An additional $1,332 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.43% of the first $500 million and 0.38% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20%, and 0.05% of the assets of each respective share class.

d   For the fund's independent trustees only.

e Includes $755 from the investment adviser (CSIM) and $107 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2003, as follows:

                      % OF AVERAGE
SHARE CLASS           DAILY NET ASSETS
--------------------------------------
Investor Shares             0.58
Select Shares               0.47


    This limit does not include interest, taxes and certain non-routine expenses.


f   These add up to a net gain on investments of $50,180.



See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/01-4/30/02 are unaudited.

OPERATIONS
--------------------------------------------------------------------------------

                                           11/1/01-4/30/02     11/1/00-10/31/01
Net investment income                               $8,435               $15,164
Net realized losses                                 (6,042)             (127,664)
Net unrealized gains or losses                  +   56,222              (296,399)
                                            ------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                     58,615              (408,899)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                      5,966                 9,327
Select Shares(R)                                +    7,879                11,642
                                            ------------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME         $13,845               $20,969

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------

                               11/1/01-4/30/02           11/1/00-10/31/01
                              QUANTITY     VALUE       QUANTITY       VALUE
SHARES SOLD:
  Investor Shares              7,022     $ 87,196       14,506     $214,437
  Select Shares            +   7,630       94,207       17,251      253,500
                           ------------------------------------------------
TOTAL SHARES SOLD             14,652     $181,403       31,757     $467,937

SHARES REINVESTED:
  Investor Shares                456     $  5,554          533     $  8,670
  Select Shares            +     610        7,433          657       10,683
                           ------------------------------------------------
TOTAL SHARES REINVESTED        1,066     $ 12,987        1,190     $ 19,353

SHARES REDEEMED:
  Investor Shares              5,131     $ 63,558        9,796     $140,702
  Select Shares            +   5,240       65,068        8,338      118,798
                           ------------------------------------------------
TOTAL SHARES REDEEMED         10,371     $128,626       18,134     $259,500 a

NET INCREASE                   5,347     $ 65,764       14,813     $227,790 b


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------

                                 11/1/01-4/30/02           11/1/00-10/31/01
                               SHARES    NET ASSETS     SHARES     NET ASSETS
Beginning of period           92,856     $1,135,201     78,043     $1,337,279
Total increase or
  decrease                 +   5,347        110,534     14,813       (202,078)c
                           --------------------------------------------------
END OF PERIOD                 98,203     $1,245,735     92,856     $1,135,201 d


a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

CURRENT PERIOD
Investor Shares           $70
Select Shares       +      21
                    ---------
TOTAL                     $91
PRIOR PERIOD
Investor Shares          $188
Select Shares       +     105
                    ---------
TOTAL                    $293


b  Represents shares sold plus shares reinvested, minus shares redeemed.

c Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes net investment income not yet distributed in the amount of $7,778 and $13,188 at the end of the current period and the prior period, respectively.

   Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

SCHWAB MARKETTRACK PORTFOLIOS(R)
All Equity Portfolio             10.9%
Growth Portfolio                  9.1%
Balanced Portfolio                6.6%
Conservative Portfolio            1.9%

SCHWAB ANNUITY PORTFOLIOS
Growth Portfolio II               0.4%


See the Financial Notes, which are integral to this information.

FINANCIAL NOTES



FINANCIAL NOTES
Unaudited

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. Each of these companies is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report by trust.

THE FUNDS OFFER MULTIPLE SHARE CLASSES. For any given fund, shares of each class represent interests in the same portfolio, but each class has different expenses and investment minimums. In addition, one share class, e.Shares(R), is available only to clients of Schwab Institutional(R), Charles Schwab Trust Company and certain tax-advantaged retirement plans, and can only be traded electronically.

                            INVESTOR             SELECT
FUND                         SHARES              SHARES(R)             e.SHARES
--------------------------------------------------------------------------------
S&P 500                        o                    o                      o
--------------------------------------------------------------------------------
Schwab 1000                    o                    o
--------------------------------------------------------------------------------
Small-Cap Index                o                    o
--------------------------------------------------------------------------------
Total Stock Market Index       o                    o
--------------------------------------------------------------------------------
International Index            o                    o
--------------------------------------------------------------------------------

For these funds, shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trusts may issue as many shares as necessary.

THE TRUSTS AND THEIR FUNDS
--------------------------------------------------------------------------------

This list shows the trust containing each fund in this report, along with all other funds included in these trusts. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS
Organized October 26, 1990

   Schwab 1000 Fund(R)
   Schwab Short-Term Bond Market Fund
   Schwab Total Bond Market Fund
   Schwab YieldPlus Fund(R)
   Schwab Short/Intermediate Tax-Free Bond Fund
   Schwab Long-Term Tax-Free Bond Fund
   Schwab California Short/Intermediate Tax-Free
       Bond Fund
   Schwab California Long-Term Tax-Free Bond Fund


SCHWAB CAPITAL TRUST
Organized May 7, 1993

   Schwab S&P 500 Fund
   Schwab Small-Cap Index Fund(R)
   Schwab Total Stock Market Index Fund(R)
   Schwab International Index Fund(R)
   Schwab Core Equity Fund(TM)
   Schwab MarketTrack All Equity Portfolio
   Schwab MarketTrack Growth Portfolio
   Schwab MarketTrack Balanced Portfolio
   Schwab MarketTrack Conservative Portfolio
   Schwab MarketManager Growth Portfolio
   Schwab MarketManager Balanced Portfolio
   Schwab MarketManager Small Cap Portfolio
   Schwab MarketManager International Portfolio
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
   Institutional Select S&P 500 Fund
   Institutional Select Large-Cap Value Index Fund
   Institutional Select Small-Cap Value Index Fund

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks, because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE SCHWAB INTERNATIONAL INDEX FUND(R) MAY INVEST IN FORWARD CURRENCY CONTRACTS IN CONNECTION WITH THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO MINIMIZE THE UNCERTAINTY OF CHANGES IN FUTURE EXCHANGE RATES. "Forwards," as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the fund's financials. If counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

FINANCIAL  NOTES



THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans, and the value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BORROW MONEY FROM BANKS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have line of credit arrangements of $150 million, $100 million and $150 million with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York, respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                          AMOUNT
                        OUTSTANDING             AVERAGE               AVERAGE
                        AT 4/30/02             BORROWING*             INTEREST
FUND                    ($ X 1,000)           ($ X 1,000)             RATE* (%)
--------------------------------------------------------------------------------
Schwab
S&P 500 Fund                --                    339                   2.20
--------------------------------------------------------------------------------
Schwab 1000(R)              --                    586                   2.30
--------------------------------------------------------------------------------
Schwab Small-Cap
Index Fund(R)               --                     94                   2.25
--------------------------------------------------------------------------------
Schwab International
Index Fund(R)              334                      2                   2.20
--------------------------------------------------------------------------------

*For the 6-months ended April 30, 2002.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trusts, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trusts were in compliance with these limitations throughout the report period. The trusts did not pay any of these persons for their service as trustees, but they did pay the non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, a fund may own shares of The Charles Schwab Corp. if that company is included in its index. The funds also may let other SchwabFunds(R) buy and sell fund shares, particularly Schwab MarketTrack Portfolios(R), which seek to provide investors with allocated portfolios of Schwab index funds.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO CONTINUE TO MEET THE FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

         SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the last-quoted sale price for the day, or, on days when no sale has been reported, halfway between the most recent bid and asked quotes.

         SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

         FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

         SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are figured using exchange rates in effect on the transaction date.

The funds separate within their statement of operations the portion of realized and unrealized gains and losses resulting from changes in foreign currency exchange rates from fluctuations in market prices of investments held.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

HOW TO READ THIS REPORT


This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.


[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]


The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of a fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in a fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]
                                                 Table is for illustration only.


In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance--although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PAGE]
                                                 Table is for illustration only.


The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

 (1) Top ten holding--shows a fund's ten largest positions, as measured by market value.

   + New holding--a security the fund added during the report period.

   o Non-income producing security--this includes several categories of securities: those that never pay dividends (such as many growth stocks); those that sometimes pay dividends, but have not done so in the past 12 months; and those that typically do pay dividends, but have missed a recent dividend payment.

   # Global Depositary Receipt (GDR)--a security issued in one country that represents a stock issued in another country.

   * American Depositary Receipt (ADR)--a type of GDR that is traded in the United States and priced in U.S. dollars.

   = Collateral for open futures contracts--indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

   / Issuer is related to the fund's adviser-- indicates a security issued by the company that manages the fund, or related parties of that company. Substantial ownership of such securities could represent conflict of interest, which is why this disclosure is required.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PAGE]
                                                 Table is for illustration only.


For all bonds, the report shows the security name, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

During its lifetime, a bond may trade at a premium or a discount to its par value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

In some cases, securities are organized into subgroups (in this example, stock holdings are organized by industry). For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

Most equity funds keep a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF STATEMENT OF ASSETS AND LIABILITIES TABLE]
                                                 Table is for illustration only.


The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).


[GRAPHIC OF SAMPLE OF FEDERAL TAX DATA TABLE]
                                                 Table is for illustration only.


Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS and disclose certain tax information to shareholders. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

[GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS TABLE]
                                                 Table is for illustration only.


The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information. In funds with more than one share class, these figures are reported by class.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF STATEMENTS OF CHANGES IN NET ASSETS TABLE]
                                                 Table is for illustration only.


The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

These are the figures for the current report period.

These are the figures for the previous report period.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY


ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

NOTES

CONTACT SCHWAB

The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.


METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.


INTERNET 1

www.schwab.com


SCHWAB BY PHONE(TM)

Use our automated voice service or speak to a representative. Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 800-272-4922

MAIL

Write to SchwabFunds at:
PO Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.


THE SCHWABFUNDS FAMILY


STOCK FUNDS

Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Focus Funds
      Communications Focus Fund
      Financial Services Focus Fund
      Health Care Focus Fund
      Technology Focus Fund
Schwab MarketManager Portfolios(R)
      Small Cap Portfolio
      International Portfolio


ASSET ALLOCATION FUNDS

Schwab MarketTrack Portfolios(R)
      All Equity Portfolio
      Growth Portfolio
      Balanced Portfolio
      Conservative Portfolio
Schwab MarketManager Portfolios
      Growth Portfolio
      Balanced Portfolio


BOND FUNDS

Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab YieldPlus Fund(R)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund


SCHWAB MONEY FUNDS

Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.(R)

1  Shares of Sweep Investments(TM) may not be purchased over the Internet.

2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]








INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104


DISTRIBUTOR

SchwabFunds(R)
PO Box 3812, Englewood, CO 80155-3812


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2002 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

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